UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  800-643-9691

Date of fiscal year end:          July 31, 2006

Date of reporting period:         July 31, 2006


ITEM 1.  REPORT TO SHAREHOLDERS
===============================


                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS
--------------------------------------------------------------------------------
                                  JULY 31, 2006
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
[PHOTO OMITTED]
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                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                 Wells Fargo Advantage Endeavor Large Cap Fund(SM)

                 Wells Fargo Advantage Endeavor Select Fund(SM)

                 Wells Fargo Advantage Equity Index Fund

                 Wells Fargo Advantage Large Company Core Fund

                 Wells Fargo Advantage U.S. Value Fund

                 Wells Fargo Advantage Value Fund

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund ................................................    2
   Endeavor Select Fund ...................................................    4
   Equity Index Fund ......................................................    6
   Large Company Core Fund ................................................    8
   U.S. Value Fund ........................................................   10
   Value Fund .............................................................   12
Fund Expenses (Unaudited)..................................................   14
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund ................................................   17
   Endeavor Select Fund ...................................................   20
   Equity Index Fund ......................................................   25
   Large Company Core Fund ................................................   40
   U.S. Value Fund ........................................................   44
   Value Fund .............................................................   50
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   56
   Statements of Operations ...............................................   58
   Statements of Changes in Net Assets ....................................   60
   Financial Highlights ...................................................   68
   Notes to Financial Highlights ..........................................   74
Notes to Financial Statements .............................................   75
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   84
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................   85
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   92
--------------------------------------------------------------------------------

             -----------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the annual report for several of the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS for the period that ended July 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed very well during the 12-month period that ended July 31, 2006. Growth in real Gross Domestic Product averaged close to 3.5%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for a period in which oil prices spiked upward, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%. Household spending was buoyed by improving labor markets and rising home values. Business spending strengthened in response to a solid outlook for sales and profits. The major concern going forward is the potential for higher inflation. In its effort to address the possibility of inflation increasing, the Fed might find it necessary to increase interest rates more than it already has.

LARGE CAP STOCKS HELD STEADY
--------------------------------------------------------------------------------

      Large cap stocks, represented by the S&P 500 Index, produced a positive return for the period. In the final five months of 2005, equity markets had much to assimilate, including an increasing Federal funds rate, higher energy costs, and Hurricane Katrina. Katrina was obviously the most notable event, as it spurred a short-term spike in energy prices and subsequently strong energy stock performance. However, as energy worries subsided and speculation increased that more federal spending would stimulate the markets, equities surged higher in the last two months of 2005. In early 2006, many participants in the equity markets believed that the Fed was close to pausing in its cycle of raising interest rates--often described as credit tightening--and, as a result, investors became more optimistic. Investor optimism and strong global growth pushed equity markets higher during the first few months of 2006. In May, however, the market experienced a sharp correction, as investors suddenly became more risk averse and volatility increased. The more speculative and higher-volatility stocks and sectors were hit the hardest, while more defensive sectors held up better. In the aggregate, large-cap equity markets remain slightly up year-to-date, with energy, telecommunications, and the more defensive sectors leading the way.

LOOKING AHEAD
--------------------------------------------------------------------------------

      This is a challenging time for investors because no one asset class seems to be offering compelling value. If inflation pressures remain elevated, additional Fed credit tightening may begin to curtail consumer spending and produce price weakness in the bond and stock markets. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money mangers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
   Michael Harris, CFA                     09/28/2001
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (1.83%) 1 (excluding sales charge) for the 12-month period that ended July 31, 2006, underperforming its benchmark, the Russell 1000(R) Growth Index 2, which returned (0.76%). In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Positions in technology hurt Fund performance because technology shares generally struggled throughout the period. The main detractors to Fund performance were Marvell Technology Group Ltd. and Yahoo! Inc. In addition, the Fund's holdings within telecommunications also detracted from performance. Within the Fund's portfolio, holdings in wireless service companies Sprint Nextel Corp. and NII Holdings Inc. were the main sources of underperformance.

      Conversely, the Fund posted solid gains within the energy and health care sectors. Within energy, Transocean Inc. had a positive impact on Fund performance during the period, as the company continued to experience high demand for its contract drilling services. Transocean was awarded multiple drilling contracts throughout the period and provided more visibility on future revenue streams. Within health care, the biopharmaceutical company Gilead Sciences Inc. posted strong gains.

      In general, the equity market experienced a considerable increase in volatility during the period. The United States was hit with severe hurricanes during the fall of 2005, which led to major destruction of the Gulf Coast's energy infrastructure and swiftly contracted the already tight U.S. oil refining capacity. The aftermath of the devastation forced gas prices to top $3 a gallon, and investors entered into a period of uncertainty regarding the short-term economic impact of these higher energy costs on the individual consumer, as well as uncertainty surrounding their impact on major corporations. Nevertheless, the economy proved to be resilient, as strong profitability, pristine corporate balance sheets, and record margins propelled stock indices to approach new highs by early in the second quarter of 2006. Following the Fed's meeting in May 2006, investors wondered if inflation was contained and wanted to know if the Fed would continue to raise interest rates in an effort to keep inflation under control. As a result of the uncertainty, the market posted a sell-off in May 2006, and equities around the world tumbled.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We initiated a position in Cognizant Technology Solutions Corp. This consulting and technology services firm substantially raised its profit outlook, as the company experienced increased demand from existing customers as well as gains from new customers. In addition, we eliminated the Fund's position in Nike Inc. because the firm continued to experience weaker sales in international markets and was subjected to cost pressures from higher input costs.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that these are unpredictable times. Recent market corrections seem to have made attractive valuations even more compelling, because profit and growth expectations have changed only slightly since the beginning of 2006. Furthermore, should the Fed pause from raising interest rates, we believe equity valuations could be the beneficiaries, because positive cash flow yields of corporate equities may make them more attractive relative to fixed-income investments. While corporate profit growth is expected to soften from the strong levels seen in 2005, we believe it could remain respectable and may create a tailwind in the market. However, we think the consumer is the wild card in the economy, because high energy prices and higher interest rates may become obstacles to spending growth if inflation goes unchecked and solid productivity fails to provide a buffer. We will continue to navigate this environment by focusing on companies that we believe have the ability to allocate cash to projects that can generate a high return on invested capital. While these projects have become more limited, we will continue to watch the strength of capital spending within energy, selected areas of technology, and health care.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                                    Including Sales Charge         Excluding Sales Charge
                                                                 ----------------------------   ----------------------------
                                                                                      Life of                        Life of
                                                                 6-Months*   1-Year    Fund     6-Months*   1-Year    Fund
----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class A (Incept. Date 09/28/2001)       (13.41)    (7.49)    3.15      (8.11)     (1.83)    4.42
----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class B (Incept. Date 09/28/2001)       (13.47)    (7.60)    3.39      (8.47)     (2.60)    3.75
----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class C (Incept. Date 09/28/2001)        (9.47)    (3.70)    3.73      (8.47)     (2.70)    3.73
----------------------------------------------------------------------------------------------------------------------------
Benchmarks
----------------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Growth Index 2                                                                 (4.49)     (0.76)    3.77
----------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 3                                                                                 0.67       5.38     6.13

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   1.16
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 22.30x
-------------------------------------------------------------
Price to Book Ratio                                     3.10x
-------------------------------------------------------------
Median Market Cap. ($B)                                $23.44
-------------------------------------------------------------
Portfolio Turnover                                       111%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4, 5 (AS OF JULY 31, 2006)
-------------------------------------------------------------
WellPoint Incorporated                                  4.10%
-------------------------------------------------------------
Johnson & Johnson                                       3.86%
-------------------------------------------------------------
CVS Corporation                                         3.73%
-------------------------------------------------------------
Comcast Corporation Class A                             3.69%
-------------------------------------------------------------
Yahoo! Incorporation                                    3.41%
-------------------------------------------------------------
Apple Computer Incorporated                             3.29%
-------------------------------------------------------------
Amgen Incorporated                                      2.96%
-------------------------------------------------------------
Marriott International Incorporated Class A             2.96%
-------------------------------------------------------------
Cardinal Health Incorporated                            2.85%
-------------------------------------------------------------
NII Holdings Incorporated                               2.66%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary       14%
Consumer Staples              5%
Energy                       11%
Financials                    9%
Health Care                  23%
Industrials                   7%
Information Technology       24%
Materials                     2%
Telecommunication Services    5%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
                ENDEAVOR LARGE CAP                          RUSSELL 1000(R)
                  FUND - CLASS A         S&P 500 INDEX       GROWTH INDEX
                  --------------         -------------       ------------
 9/28/2001          $ 9,425.07            $ 10,000.0            $10,000
 9/30/2001          $ 9,425.07            $10,000.00            $10,000
10/31/2001          $ 9,726.67            $10,190.80            $10,525
11/30/2001          $10,358.15            $10,972.31            $11,536
12/31/2001          $10,221.56            $11,068.50            $11,514
 1/31/2002          $ 9,960.96            $10,907.06            $11,311
 2/28/2002          $ 9,217.75            $10,696.71            $10,841
 3/31/2002          $ 9,710.00            $11,098.98            $11,216
 4/30/2002          $ 9,092.27            $10,426.40            $10,301
 5/31/2002          $ 8,966.79            $10,349.86            $10,052
 6/30/2002          $ 8,329.75            $ 9,612.84            $ 9,122
 7/31/2002          $ 7,518.98            $ 8,863.75            $ 8,620
 8/31/2002          $ 7,509.33            $ 8,921.79            $ 8,646
 9/30/2002          $ 7,132.89            $ 7,953.03            $ 7,749
10/31/2002          $ 7,557.59            $ 8,652.37            $ 8,460
11/30/2002          $ 7,818.19            $ 9,161.14            $ 8,920
12/31/2002          $ 7,287.33            $ 8,623.21            $ 8,303
 1/31/2003          $ 7,094.29            $ 8,397.75            $ 8,102
 2/28/2003          $ 7,103.94            $ 8,271.57            $ 8,065
 3/31/2003          $ 7,239.07            $ 8,351.06            $ 8,215
 4/30/2003          $ 7,769.93            $ 9,039.26            $ 8,822
 5/31/2003          $ 8,223.58            $ 9,515.03            $ 9,263
 6/30/2003          $ 8,310.45            $ 9,636.60            $ 9,390
 7/31/2003          $ 8,715.84            $ 9,806.58            $ 9,624
 8/31/2003          $ 9,063.31            $ 9,997.47            $ 9,863
 9/30/2003          $ 8,908.88            $ 9,891.62            $ 9,758
10/31/2003          $ 9,420.44            $10,450.90            $10,306
11/30/2003          $ 9,401.14            $10,542.74            $10,414
12/31/2003          $ 9,729.31            $11,095.22            $10,774
 1/31/2004          $10,125.04            $11,298.87            $10,994
 2/29/2004          $10,211.91            $11,455.88            $11,063
 3/31/2004          $10,028.52            $11,283.07            $10,858
 4/30/2004          $ 9,555.57            $11,106.23            $10,732
 5/31/2004          $ 9,989.91            $11,258.32            $10,932
 6/30/2004          $10,269.82            $11,477.09            $11,069
 7/31/2004          $ 9,767.92            $11,097.32            $10,443
 8/31/2004          $ 9,574.87            $11,141.89            $10,391
 9/30/2004          $10,125.04            $11,262.49            $10,490
10/31/2004          $10,376.00            $11,434.56            $10,654
11/30/2004          $10,897.21            $11,897.11            $11,020
12/31/2004          $11,225.38            $12,301.75            $11,452
 1/31/2005          $10,762.08            $12,001.91            $11,070
 2/28/2005          $10,800.69            $12,254.36            $11,188
 3/31/2005          $10,713.82            $12,037.60            $10,984
 4/30/2005          $10,462.87            $11,809.37            $10,775
 5/31/2005          $11,157.82            $12,184.83            $11,297
 6/30/2005          $11,321.90            $12,202.27            $11,255
 7/31/2005          $11,833.46            $12,655.87            $11,805
 8/31/2005          $11,765.90            $12,540.48            $11,653
 9/30/2005          $11,987.90            $12,641.99            $11,707
10/31/2005          $11,688.68            $12,431.09            $11,593
11/30/2005          $12,229.20            $12,900.82            $12,093
12/31/2005          $12,255.21            $12,905.44            $12,055
 1/31/2006          $12,642.46            $13,247.16            $12,267
 2/28/2006          $12,380.50            $13,282.99            $12,247
 3/31/2006          $12,483.00            $13,448.24            $12,428
 4/30/2006          $12,574.12            $13,628.74            $12,411
 5/31/2006          $11,913.52            $13,236.95            $11,991
 6/30/2006          $11,890.74            $13,254.57            $11,943
 7/31/2006          $11,617.39            $13,336.23            $11,716

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Endeavor Large Cap Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND Class A shares for the life of the Fund with the Russell 1000(R) Growth Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
   Michael Harris, CFA                     12/29/2000
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.33%) 1 (excluding sales charge) for the 12-month period that ended July 31, 2006, outperforming its benchmark, the Russell 1000(R) Growth Index 2, which returned (0.76%). In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38% during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund benefited from gains within the energy and consumer discretionary sectors. Within energy, continued investment into oil-field equipment supported strong gains in the Fund's holding of Grant Prideco Inc. Furthermore, the Fund's holding in Valero Energy Corp., the largest U.S. refinery, contributed to returns, as investors recognized the value of the firm's ability to process discounted lower-quality crude oil and the subsequent positive impact on profit margins.

      Within the consumer discretionary sector, we continued to be selective because increased interest rates and gas prices may put pressure on the consumer. Having said that, one of the Fund's strongest contributors during the period was Comcast Corporation. Comcast is the largest cable provider in the United States, and the firm continued to profit from its expanded number of subscribers of voice and data services.

      Positions in technology hurt Fund performance because technology shares generally struggled throughout the period. Specifically, Marvell Technology Group Ltd. and Yahoo! Inc. were the main detractors.

      In general, the equity market experienced a considerable increase in volatility during the period. The United States was hit with severe hurricanes during the fall of 2005, which led to major destruction of the Gulf Coast's energy infrastructure and swiftly contracted the already tight U.S. oil refining capacity. The aftermath of the devastation forced gas prices to top $3 a gallon, and investors entered into a period of uncertainty regarding the short-term economic impact of these higher energy costs on the individual consumer, as well as uncertainty surrounding their impact on major corporations. Nevertheless, the economy proved to be resilient, as strong profitability, pristine corporate balance sheets, and record margins propelled stock indices to approach new highs by early in the second quarter of 2006. Following the Fed's meeting in May 2006, investors wondered if inflation was contained and wanted to know if the Fed would continue to raise interest rates in an effort to keep inflation under control. As a result of the uncertainty, the market posted a sell-off in May 2006, and equities around the world tumbled.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We selectively added to the industrial sector by initiating a position in General Dynamics Corp. We believe that the firm will continue to benefit from increased spending in aerospace as well as governmental spending on defense. In addition, we trimmed the Fund's position in Sprint Nextel Corp. because the integration of the two companies seems to be taking longer than anticipated.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that these are unpredictable times. Recent market corrections seem to have made attractive valuations even more compelling, because profit and growth expectations have changed only slightly since the beginning of 2006. Furthermore, should the Fed pause from raising interest rates, we believe equity valuations could be the beneficiaries, because positive cash flow yields of corporate equities may make them more attractive relative to fixed-income investments. While corporate profit growth is expected to soften from the strong levels seen in 2005, we believe it could remain respectable and may create a tailwind in the market. However, we think the consumer is the wild card in the economy, because high energy prices and higher interest rates may become obstacles to spending growth if inflation goes unchecked and solid productivity fails to provide a buffer. We will continue to navigate this environment by focusing on companies that we believe have the ability to allocate cash to projects that can generate a high return on invested capital. While these projects have become more limited, we will continue to watch the strength of capital spending within energy, selected areas of technology, and health care.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, AND NON-DIVERSIFIED PORTFOLIO RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Select Fund, its predecessor fund, adjusted to reflect each (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge             Excluding Sales Charge
                                                           ----------------------------------  ---------------------------------
                                                                                      Life of                            Life of
                                                           6-Months*  1-Year  5-Year   Fund    6-Months*  1-Year 5-Year   Fund
--------------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class A (Incept. Date12/29/2000)     (12.37)   (6.08)   2.77   (0.48)    (7.06)    (0.33)  4.00    0.58
--------------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class B (Incept. Date 12/29/2000)    (12.45)   (6.01)   2.85   (0.35)    (7.45)    (1.01)  3.21   (0.17)
--------------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class C (Incept. Date 12/29/2000)     (8.46)   (2.01)   3.19   (0.19)    (7.46)    (1.01)  3.19   (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Administrator Class
  (Incept. Date 04/11/2005)                                                                     (7.04)    (0.12)  4.04    0.62
--------------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Institutional Class
  (Incept. Date 04/11/2005)                                                                     (6.84)     0.20   4.11    0.68
--------------------------------------------------------------------------------------------------------------------------------
Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Growth Index 2                                                                (4.49)    (0.76) (0.64)  (4.07)
--------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 3                                                                                0.67      5.38   2.82    1.08

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   1.29
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 23.50x
-------------------------------------------------------------
Price to Book Ratio                                     3.25x
-------------------------------------------------------------
Median Market Cap. ($B)                                $27.06
-------------------------------------------------------------
Portfolio Turnover                                        84%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4, 5 (AS OF JULY 31, 2006)
-------------------------------------------------------------
CVS Corporation                                         5.70%
-------------------------------------------------------------
WellPoint Incorporated                                  5.23%
-------------------------------------------------------------
Comcast Corporation Class A                             5.16%
-------------------------------------------------------------
Johnson & Johnson                                       4.47%
-------------------------------------------------------------
Yahoo! Incorporation                                    4.29%
-------------------------------------------------------------
NII Holding Incorporated                                4.12%
-------------------------------------------------------------
Marriott International Incorporated Class A             4.11%
-------------------------------------------------------------
Apple Computer Incorporated                             3.65%
-------------------------------------------------------------
Sprint Nextel Corporation                               3.34%
-------------------------------------------------------------
Allstate Corporation                                    3.31%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary              12%
Consumer Staples                     6%
Energy                              11%
Financials                           5%
Health Care                         25%
Industrials                          6%
Information Technology              25%
Materials                            2%
Telecommunication Services           8%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                         WELLS FARGO ADVANTAGE
               WELLS FARGO ADVANTAGE        ENDEAVOR SELECT
                  ENDEAVOR SELECT        FUND - ADMINISTRATOR                       RUSSELL 1000(R)
                  FUND - CLASS A                 CLASS            S&P 500 INDEX      GROWTH INDEX
                  --------------          -------------------     -------------      ------------
12/29/2000           $  9,425                  $ 10,000             $ 10,000           $ 10,000
12/31/2000           $  9,425                  $ 10,000             $ 10,000           $ 10,000
 1/31/2001           $ 10,104                  $ 10,720             $ 10,355           $ 10,691
 2/28/2001           $  8,445                  $  8,960             $  9,411           $  8,876
 3/31/2001           $  7,549                  $  8,010             $  8,815           $  7,910
 4/30/2001           $  8,228                  $  8,730             $  9,500           $  8,910
 5/31/2001           $  8,341                  $  8,850             $  9,563           $  8,779
 6/30/2001           $  8,454                  $  8,970             $  9,331           $  8,576
 7/31/2001           $  8,002                  $  8,490             $  9,239           $  8,362
 8/31/2001           $  7,418                  $  7,870             $  8,661           $  7,678
 9/30/2001           $  6,635                  $  7,040             $  7,962           $  6,911
10/31/2001           $  6,975                  $  7,400             $  8,114           $  7,274
11/30/2001           $  7,493                  $  7,950             $  8,736           $  7,973
12/31/2001           $  7,531                  $  7,990             $  8,812           $  7,958
 1/31/2002           $  7,088                  $  7,520             $  8,684           $  7,817
 2/28/2002           $  6,607                  $  7,010             $  8,516           $  7,493
 3/31/2002           $  7,191                  $  7,630             $  8,837           $  7,752
 4/30/2002           $  6,777                  $  7,190             $  8,301           $  7,119
 5/31/2002           $  6,654                  $  7,060             $  8,240           $  6,947
 6/30/2002           $  6,277                  $  6,660             $  7,653           $  6,304
 7/31/2002           $  5,740                  $  6,090             $  7,057           $  5,958
 8/31/2002           $  5,787                  $  6,140             $  7,103           $  5,976
 9/30/2002           $  5,683                  $  6,030             $  6,332           $  5,356
10/31/2002           $  6,070                  $  6,440             $  6,889           $  5,847
11/30/2002           $  6,202                  $  6,580             $  7,294           $  6,165
12/31/2002           $  5,760                  $  6,111             $  6,866           $  5,739
 1/31/2003           $  5,599                  $  5,941             $  6,686           $  5,599
 2/28/2003           $  5,580                  $  5,921             $  6,586           $  5,574
 3/31/2003           $  5,694                  $  6,041             $  6,649           $  5,678
 4/30/2003           $  6,005                  $  6,371             $  7,197           $  6,097
 5/31/2003           $  6,354                  $  6,742             $  7,576           $  6,402
 6/30/2003           $  6,458                  $  6,852             $  7,672           $  6,490
 7/31/2003           $  6,864                  $  7,283             $  7,808           $  6,651
 8/31/2003           $  7,223                  $  7,664             $  7,960           $  6,817
 9/30/2003           $  7,091                  $  7,524             $  7,875           $  6,744
10/31/2003           $  7,629                  $  8,095             $  8,321           $  7,123
11/30/2003           $  7,639                  $  8,105             $  8,394           $  7,197
12/31/2003           $  7,894                  $  8,375             $  8,834           $  7,446
 1/31/2004           $  8,318                  $  8,826             $  8,996           $  7,598
 2/29/2004           $  8,337                  $  8,846             $  9,121           $  7,646
 3/31/2004           $  8,252                  $  8,756             $  8,983           $  7,504
 4/30/2004           $  7,875                  $  8,355             $  8,842           $  7,417
 5/31/2004           $  8,300                  $  8,806             $  8,964           $  7,555
 6/30/2004           $  8,639                  $  9,166             $  9,138           $  7,650
 7/31/2004           $  8,016                  $  8,505             $  8,835           $  7,217
 8/31/2004           $  7,790                  $  8,265             $  8,871           $  7,182
 9/30/2004           $  8,271                  $  8,776             $  8,967           $  7,250
10/31/2004           $  8,507                  $  9,026             $  9,104           $  7,363
11/30/2004           $  8,970                  $  9,517             $  9,472           $  7,616
12/31/2004           $  9,220                  $  9,782             $  9,794           $  7,915
 1/31/2005           $  8,908                  $  9,451             $  9,556           $  7,651
 2/28/2005           $  8,888                  $  9,430             $  9,757           $  7,733
 3/31/2005           $  8,849                  $  9,389             $  9,584           $  7,592
 4/30/2005           $  8,571                  $  9,094             $  9,402           $  7,447
 5/31/2005           $  9,210                  $  9,772             $  9,701           $  7,807
 6/30/2005           $  9,303                  $  9,881             $  9,715           $  7,779
 7/31/2005           $  9,757                  $ 10,363             $ 10,076           $  8,159
 8/31/2005           $  9,777                  $ 10,385             $  9,984           $  8,054
 9/30/2005           $ 10,015                  $ 10,626             $ 10,065           $  8,091
10/31/2005           $  9,664                  $ 10,264             $  9,897           $  8,012
11/30/2005           $ 10,108                  $ 10,735             $ 10,271           $  8,358
12/31/2005           $ 10,162                  $ 10,803             $ 10,275           $  8,332
 1/31/2006           $ 10,474                  $ 11,135             $ 10,547           $  8,478
 2/28/2006           $ 10,224                  $ 10,870             $ 10,576           $  8,464
 3/31/2006           $ 10,349                  $ 11,002             $ 10,707           $  8,589
 4/30/2006           $ 10,391                  $ 11,058             $ 10,851           $  8,578
 5/31/2006           $  9,881                  $ 10,505             $ 10,539           $  8,287
 6/30/2006           $  9,922                  $ 10,560             $ 10,553           $  8,254
 7/31/2006           $  9,735                  $ 10,351             $ 10,618           $  8,097

--------------------------------------------------------------------------------

Class' applicable sales charge. Performance shown for the Administrator Class and Institutional Class shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor Select Fund, its predecessor fund, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares. The Class A shares returns are substantially similar to what the Administrator Class and Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000(R) Growth Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY INDEX FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INDEX FUND (the Fund) seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index 2 before fees and expenses.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
   Gregory T. Genung, CFA                  01/25/1984

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.78% 1 (excluding sales charge) for the 12-month period that ended July 31, 2006, underperforming the S&P 500 Index 2, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Because the Fund follows the lead of the S&P 500 Index, its sector allocations were in line with those of its benchmark. The Fund and the S&P 500 Index earned solid returns despite large trade deficits, high energy costs, and instability in the Middle East. Corporate earnings continued to outpace the rate of inflation and company balance sheets remained strong, providing the backdrop for a positive return for stocks. The price of oil remained high, and it came as no surprise that the energy sector was the top performer during the period. Basic material companies also performed well because demand for gold, copper, steel, and other commodities increased and prices rose. Health care was the biggest laggard because pharmaceutical company profits continued to get squeezed by additional generic drugs coming to market. Numerous medical device companies also issued profit warnings, adding to the downward pressure on the health care sector.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      All additions and deletions to the Fund were made in line with Standard and Poor's changes to the S&P 500 Index. Share weightings were changed in the index in response to variable accounting factors including--but not limited to--mergers, share issuances, retirement of debt, and share buybacks.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We do not believe that the rally in U.S. stocks is over. While we saw a negative second quarter in 2006, it followed three consecutive positive quarters. Corporate and economic fundamentals remain intact, and we feel that the negative second quarter was simply a break to allow stocks to regroup. We believe stocks will move forward through the end of 2006.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY INDEX FUND.

1 The Fund's adviser has committed through November 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY INDEX FUND was named the Wells Fargo Equity Index Fund. Performance for the Class A and Class B shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Stagecoach Equity Index Fund, its predecessor fund. Performance for the Class A shares for periods prior to December 15, 1997, reflects the performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objectives and policies as the Fund. Performance shown for the Class B shares for periods prior to February 17, 1998, reflects the performance of the Class A shares adjusted to reflect Class B sales charges and expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                              Including Sales Charge              Excluding Sales Charge
                                                        ----------------------------------  ----------------------------------
                                                        6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year  5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund - Class A (Incept. Date 01/25/1984)    (5.40)    (1.24)   0.97    7.46      0.37      4.78    2.17    8.10
------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund - Class B (Incept. Date 02/17/1998)    (5.00)    (1.02)   1.03    7.31     (0.00)     3.98    1.41    7.31
------------------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                             0.67      5.38    2.82    8.88

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   1.00
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 15.92x
-------------------------------------------------------------
Price to Book Ratio                                     2.68x
-------------------------------------------------------------
Median Market Cap. ($B)                                $11.69
-------------------------------------------------------------
Portfolio Turnover                                         6%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Exxon Mobil Corporation                                 3.54%
-------------------------------------------------------------
General Electric Company                                2.94%
-------------------------------------------------------------
Citigroup Incorporated                                  2.08%
-------------------------------------------------------------
Bank of America Corporation                             2.03%
-------------------------------------------------------------
Microsoft Corporation                                   1.82%
-------------------------------------------------------------
Pfizer Incorporated                                     1.65%
-------------------------------------------------------------
Johnson & Johnson                                       1.60%
-------------------------------------------------------------
Procter & Gamble Company                                1.59%
-------------------------------------------------------------
Altria Group Incorporated                               1.44%
-------------------------------------------------------------
JPMorgan Chase & Company                                1.37%

SECTOR DISTRIBUTION 3 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary              10%
Consumer Staples                    10%
Energy                              11%
Financials                          22%
Health Care                         13%
Industrials                         11%
Information Technology              14%
Materials                            3%
Telecommunication Services           3%
Utilities                            3%

GROWTH OF $10,000 INVESTMENT 5 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
                   EQUITY INDEX
                  FUND - CLASS A         S&P 500 INDEX
                  --------------         -------------
 7/31/1996           $  9,425               $ 10,000
 8/31/1996           $  9,613               $ 10,211
 9/30/1996           $ 10,145               $ 10,785
10/31/1996           $ 10,414               $ 11,083
11/30/1996           $ 11,187               $ 11,920
12/31/1996           $ 10,960               $ 11,684
 1/31/1997           $ 11,629               $ 12,413
 2/28/1997           $ 11,710               $ 12,511
 3/31/1997           $ 11,222               $ 11,998
 4/30/1997           $ 11,881               $ 12,713
 5/31/1997           $ 12,591               $ 13,487
 6/30/1997           $ 13,151               $ 14,091
 7/31/1997           $ 14,171               $ 15,211
 8/31/1997           $ 13,371               $ 14,360
 9/30/1997           $ 14,088               $ 15,146
10/31/1997           $ 13,609               $ 14,640
11/30/1997           $ 14,222               $ 15,317
12/31/1997           $ 14,455               $ 15,580
 1/31/1998           $ 14,607               $ 15,752
 2/28/1998           $ 15,650               $ 16,888
 3/31/1998           $ 16,439               $ 17,752
 4/30/1998           $ 16,596               $ 17,931
 5/31/1998           $ 16,299               $ 17,623
 6/30/1998           $ 16,960               $ 18,338
 7/31/1998           $ 16,770               $ 18,143
 8/31/1998           $ 14,342               $ 15,523
 9/30/1998           $ 15,253               $ 16,517
10/31/1998           $ 16,469               $ 17,860
11/30/1998           $ 17,458               $ 18,942
12/31/1998           $ 18,455               $ 20,032
 1/31/1999           $ 19,212               $ 20,870
 2/28/1999           $ 18,606               $ 20,221
 3/31/1999           $ 19,337               $ 21,030
 4/30/1999           $ 20,074               $ 21,844
 5/31/1999           $ 19,588               $ 21,329
 6/30/1999           $ 20,658               $ 22,512
 7/31/1999           $ 20,006               $ 21,810
 8/31/1999           $ 19,897               $ 21,702
 9/30/1999           $ 19,343               $ 21,108
10/31/1999           $ 20,558               $ 22,443
11/30/1999           $ 20,954               $ 22,899
12/31/1999           $ 22,168               $ 24,247
 1/31/2000           $ 21,041               $ 23,029
 2/29/2000           $ 20,632               $ 22,594
 3/31/2000           $ 22,623               $ 24,803
 4/30/2000           $ 21,929               $ 24,057
 5/31/2000           $ 21,466               $ 23,564
 6/30/2000           $ 21,978               $ 24,145
 7/31/2000           $ 21,641               $ 23,768
 8/31/2000           $ 22,968               $ 25,244
 9/30/2000           $ 21,746               $ 23,911
10/31/2000           $ 21,641               $ 23,810
11/30/2000           $ 19,925               $ 21,934
12/31/2000           $ 20,015               $ 22,042
 1/31/2001           $ 20,712               $ 22,823
 2/28/2001           $ 18,832               $ 20,744
 3/31/2001           $ 17,629               $ 19,430
 4/30/2001           $ 18,993               $ 20,939
 5/31/2001           $ 19,110               $ 21,079
 6/30/2001           $ 18,633               $ 20,567
 7/31/2001           $ 18,440               $ 20,364
 8/31/2001           $ 17,274               $ 19,090
 9/30/2001           $ 15,869               $ 17,549
10/31/2001           $ 16,165               $ 17,884
11/30/2001           $ 17,394               $ 19,255
12/31/2001           $ 17,538               $ 19,424
 1/31/2002           $ 17,271               $ 19,141
 2/28/2002           $ 16,932               $ 18,772
 3/31/2002           $ 17,558               $ 19,478
 4/30/2002           $ 16,481               $ 18,297
 5/31/2002           $ 16,353               $ 18,163
 6/30/2002           $ 15,174               $ 16,870
 7/31/2002           $ 13,993               $ 15,555
 8/31/2002           $ 14,075               $ 15,657
 9/30/2002           $ 12,538               $ 13,957
10/31/2002           $ 13,637               $ 15,184
11/30/2002           $ 14,427               $ 16,077
12/31/2002           $ 13,575               $ 15,133
 1/31/2003           $ 13,214               $ 14,737
 2/28/2003           $ 13,008               $ 14,516
 3/31/2003           $ 13,127               $ 14,655
 4/30/2003           $ 14,201               $ 15,863
 5/31/2003           $ 14,939               $ 16,698
 6/30/2003           $ 15,123               $ 16,911
 7/31/2003           $ 15,381               $ 17,210
 8/31/2003           $ 15,669               $ 17,545
 9/30/2003           $ 15,495               $ 17,359
10/31/2003           $ 16,361               $ 18,340
11/30/2003           $ 16,497               $ 18,501
12/31/2003           $ 17,350               $ 19,471
 1/31/2004           $ 17,661               $ 19,828
 2/29/2004           $ 17,895               $ 20,104
 3/31/2004           $ 17,617               $ 19,801
 4/30/2004           $ 17,332               $ 19,490
 5/31/2004           $ 17,559               $ 19,757
 6/30/2004           $ 17,892               $ 20,141
 7/31/2004           $ 17,288               $ 19,475
 8/31/2004           $ 17,350               $ 19,553
 9/30/2004           $ 17,530               $ 19,765
10/31/2004           $ 17,787               $ 20,067
11/30/2004           $ 18,495               $ 20,878
12/31/2004           $ 19,113               $ 21,588
 1/31/2005           $ 18,638               $ 21,062
 2/28/2005           $ 19,021               $ 21,505
 3/31/2005           $ 18,672               $ 21,125
 4/30/2005           $ 18,307               $ 20,724
 5/31/2005           $ 18,881               $ 21,383
 6/30/2005           $ 18,896               $ 21,414
 7/31/2005           $ 19,592               $ 22,210
 8/31/2005           $ 19,402               $ 22,007
 9/30/2005           $ 19,546               $ 22,185
10/31/2005           $ 19,215               $ 21,815
11/30/2005           $ 19,937               $ 22,640
12/31/2005           $ 19,931               $ 22,648
 1/31/2006           $ 20,452               $ 23,247
 2/28/2006           $ 20,498               $ 23,310
 3/31/2006           $ 20,737               $ 23,600
 4/30/2006           $ 21,010               $ 23,917
 5/31/2006           $ 20,393               $ 23,230
 6/30/2006           $ 20,410               $ 23,260
 7/31/2006           $ 20,527               $ 23,404

--------------------------------------------------------------------------------

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses while assuming the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (the Fund) seeks total return comprised of long-term capital appreciation and current income.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                             FUND INCEPTION DATE
   David A. Katz, CFA                      11/03/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (1.98%) 1 (excluding sales charge) for the 12-month period that ended July 31, 2006, underperforming the S&P 500 Index 2, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was primarily attributed to its overweighting in growth-oriented sectors such as technology and health care. During the past 12 months, these sectors performed poorly even though businesses represented within these sectors remained strong, with attractive business prospects and compelling valuations.

      Technology, retail, and health care were the biggest detractors from Fund performance. In the technology sector, American Power Conversion Corp. and Intel led the decliners. Gap Inc. dragged the retail sector down, while Boston Scientific was the prominent laggard in health care.

      The energy and financial sectors both had strong gains during the period. Fund holdings in energy were led by Chevron and Exxon Mobil Corp., while financials had broad-based positive contributions from several companies, including Bank of America, JPMorgan Chase, Merrill Lynch, and Morgan Stanley.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our decisions to buy or sell stocks are made on a bottom-up basis, meaning we scrutinize the fundamentals of specific companies instead of responding to macroeconomic themes or trends.

      During the period, we sold ConocoPhillips, Fifth Third Bank, General Mills, Interpublic Group, Merck, Nokia Corp., Royal Dutch Shell, and Walt Disney Corp. We sold Nokia and Disney at healthy gains because they reached our target sell price. ConocoPhillips and Royal Dutch Shell were sold at profits, and the proceeds were used to purchase Chevron Corp. General Mills was sold at a modest loss. We also periodically scaled back on some of the Fund's profitable positions because of the relative size of these positions in the Fund and because they had approached our fair market value for them. MedImmune and Merrill Lynch are two examples of holdings that we reduced.

      We added new positions in Chevron Corp., Cisco Systems, Dollar General, First Data Corp., Johnson & Johnson, and Tyco International. We believe that each of these companies is a leader in its respective field and that they are selling at very attractive valuations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to believe that there is compelling merit to owning the large and mega-cap American companies. While these businesses have performed strongly, their stocks have been anemic. This disparity has created, in our view, a significant opportunity for investors. In fact, we believe mega-cap growth stocks represent one of the most attractive asset classes in the world.

      We believe that the recent sell-off in May 2006--which particularly hurt more speculative areas of the market--might be the impetus for investors to seek quality investments once again. Should that happen, we think the Fund's portfolio would benefit from the shift in investor sentiment. In the meantime, the fundamentals of the Fund continue to strengthen because the underlying businesses continue to flourish. We envision steady but slowing economic growth during the balance of 2006 and into 2007. In addition, we believe the Fund is well-positioned for steady, slower-paced economic growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Large Company Core Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge. Performance shown for the Class A shares for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class B shares for periods prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class B sales charges and expenses, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class C shares for periods prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class C sales charges and expenses, and for (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge             Excluding Sales Charge
                                                           ----------------------------------  ----------------------------------
                                                                                      Life of                             Life of
                                                           6-Months*  1-Year  5-Year   Fund    6-Months*  1-Year  5-Year   Fund
---------------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class A
  (Incept. Date 11/03/1997)                                 (9.63)    (7.64)   0.76    3.41     (4.09)    (1.98)   1.97    4.11
---------------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class B
  (Incept. Date 09/30/2002)                                 (9.34)    (7.60)   0.75    3.24     (4.34)    (2.60)   1.13    3.24
---------------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class C
  (Incept. Date 09/30/2002)                                 (5.35)    (3.60)   1.12    3.17     (4.35)    (2.60)   1.12    3.17
---------------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class Z
  (Incept. Date 04/11/2005)                                                                     (4.10)    (2.03)   1.94    4.09
---------------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Administrator Class
  (Incept. Date 09/30/2002)                                                                     (3.94)    (1.55)   2.40    4.36
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                                0.67      5.38    2.82    5.19
---------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   1.05
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 15.91x
-------------------------------------------------------------
Price to Book Ratio                                     2.24x
-------------------------------------------------------------
Median Market Cap. ($B)                                $65.40
-------------------------------------------------------------
Portfolio Turnover                                        16%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3, 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Symbol Technologies Incorporated                        3.95%
-------------------------------------------------------------
Time Warner Incorporated                                3.86%
-------------------------------------------------------------
American International Group Incorporated               3.75%
-------------------------------------------------------------
Exxon Mobil Corporation                                 3.70%
-------------------------------------------------------------
Comcast Corporation Class A                             3.69%
-------------------------------------------------------------
Pfizer Incorporated                                     3.65%
-------------------------------------------------------------
MedImmune Incorporated                                  3.62%
-------------------------------------------------------------
General Electric Company                                3.57%
-------------------------------------------------------------
Wal-Mart Stores Incorporated                            3.56%
-------------------------------------------------------------
Citigroup Incorporated                                  3.55%

SECTOR DISTRIBUTION 3 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary              13%
Consumer Staples                     4%
Energy                              10%
Financials                          28%
Health Care                         13%
Industrials                         10%
Information Technology              22%

GROWTH OF $10,000 INVESTMENT 5 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                         WELLS FARGO ADVANTAGE
               WELLS FARGO ADVANTAGE      LARGE COMPANY CORE
                LARGE COMPANY CORE       FUND - ADMINISTRATOR
                  FUND - CLASS A                 CLASS            S&P 500 INDEX
                  --------------         ---------------------    -------------
 11/3/1997           $  9,425                  $ 10,000             $ 10,000
11/30/1997           $  9,482                  $ 10,060             $ 10,463
12/31/1997           $  9,707                  $ 10,299             $ 10,642
 1/31/1998           $  9,802                  $ 10,400             $ 10,760
 2/28/1998           $ 10,445                  $ 11,082             $ 11,535
 3/31/1998           $ 10,807                  $ 11,466             $ 12,125
 4/30/1998           $ 10,769                  $ 11,426             $ 12,247
 5/31/1998           $ 10,532                  $ 11,175             $ 12,037
 6/30/1998           $ 10,543                  $ 11,186             $ 12,526
 7/31/1998           $ 10,191                  $ 10,813             $ 12,393
 8/31/1998           $  8,916                  $  9,460             $ 10,603
 9/30/1998           $  9,274                  $  9,839             $ 11,282
10/31/1998           $  9,971                  $ 10,579             $ 12,199
11/30/1998           $ 10,582                  $ 11,228             $ 12,938
12/31/1998           $ 10,860                  $ 11,523             $ 13,683
 1/31/1999           $ 11,205                  $ 11,888             $ 14,255
 2/28/1999           $ 10,832                  $ 11,492             $ 13,812
 3/31/1999           $ 11,127                  $ 11,806             $ 14,365
 4/30/1999           $ 11,579                  $ 12,286             $ 14,921
 5/31/1999           $ 11,271                  $ 11,959             $ 14,569
 6/30/1999           $ 11,868                  $ 12,592             $ 15,377
 7/31/1999           $ 11,627                  $ 12,337             $ 14,897
 8/31/1999           $ 11,570                  $ 12,275             $ 14,824
 9/30/1999           $ 11,303                  $ 11,992             $ 14,418
10/31/1999           $ 12,093                  $ 12,831             $ 15,330
11/30/1999           $ 12,489                  $ 13,251             $ 15,641
12/31/1999           $ 13,558                  $ 14,385             $ 16,562
 1/31/2000           $ 13,726                  $ 14,564             $ 15,730
 2/29/2000           $ 14,172                  $ 15,036             $ 15,433
 3/31/2000           $ 14,697                  $ 15,593             $ 16,941
 4/30/2000           $ 14,160                  $ 15,024             $ 16,432
 5/31/2000           $ 13,793                  $ 14,634             $ 16,096
 6/30/2000           $ 14,408                  $ 15,287             $ 16,492
 7/31/2000           $ 13,861                  $ 14,706             $ 16,235
 8/31/2000           $ 15,344                  $ 16,280             $ 17,243
 9/30/2000           $ 14,635                  $ 15,528             $ 16,333
10/31/2000           $ 14,076                  $ 14,935             $ 16,263
11/30/2000           $ 12,640                  $ 13,411             $ 14,982
12/31/2000           $ 13,359                  $ 14,174             $ 15,056
 1/31/2001           $ 13,859                  $ 14,704             $ 15,589
 2/28/2001           $ 12,738                  $ 13,515             $ 14,169
 3/31/2001           $ 12,006                  $ 12,738             $ 13,272
 4/30/2001           $ 12,793                  $ 13,574             $ 14,302
 5/31/2001           $ 12,938                  $ 13,727             $ 14,398
 6/30/2001           $ 12,289                  $ 13,038             $ 14,048
 7/31/2001           $ 12,155                  $ 12,897             $ 13,910
 8/31/2001           $ 11,555                  $ 12,260             $ 13,040
 9/30/2001           $ 10,773                  $ 11,430             $ 11,987
10/31/2001           $ 11,063                  $ 11,738             $ 12,216
11/30/2001           $ 11,588                  $ 12,295             $ 13,152
12/31/2001           $ 11,927                  $ 12,654             $ 13,268
 1/31/2002           $ 11,984                  $ 12,715             $ 13,074
 2/28/2002           $ 11,996                  $ 12,727             $ 12,822
 3/31/2002           $ 12,452                  $ 13,212             $ 13,304
 4/30/2002           $ 12,048                  $ 12,783             $ 12,498
 5/31/2002           $ 11,805                  $ 12,525             $ 12,406
 6/30/2002           $ 10,811                  $ 11,470             $ 11,523
 7/31/2002           $ 10,290                  $ 10,918             $ 10,625
 8/31/2002           $ 10,336                  $ 10,967             $ 10,694
 9/30/2002           $  9,537                  $ 10,119             $  9,533
10/31/2002           $ 10,313                  $ 10,970             $ 10,371
11/30/2002           $ 10,707                  $ 11,401             $ 10,981
12/31/2002           $ 10,205                  $ 10,867             $ 10,336
 1/31/2003           $  9,892                  $ 10,558             $ 10,066
 2/28/2003           $  9,764                  $ 10,422             $  9,915
 3/31/2003           $  9,922                  $ 10,593             $ 10,010
 4/30/2003           $ 10,652                  $ 11,372             $ 10,835
 5/31/2003           $ 11,093                  $ 11,843             $ 11,405
 6/30/2003           $ 11,200                  $ 11,976             $ 11,551
 7/31/2003           $ 11,513                  $ 12,310             $ 11,755
 8/31/2003           $ 11,652                  $ 12,471             $ 11,984
 9/30/2003           $ 11,490                  $ 12,298             $ 11,857
10/31/2003           $ 12,127                  $ 12,991             $ 12,527
11/30/2003           $ 12,162                  $ 13,028             $ 12,637
12/31/2003           $ 12,545                  $ 13,437             $ 13,300
 1/31/2004           $ 12,684                  $ 13,599             $ 13,544
 2/29/2004           $ 12,916                  $ 13,846             $ 13,732
 3/31/2004           $ 12,752                  $ 13,684             $ 13,525
 4/30/2004           $ 12,564                  $ 13,482             $ 13,313
 5/31/2004           $ 12,717                  $ 13,659             $ 13,495
 6/30/2004           $ 12,894                  $ 13,848             $ 13,757
 7/31/2004           $ 12,351                  $ 13,281             $ 13,302
 8/31/2004           $ 12,139                  $ 13,054             $ 13,356
 9/30/2004           $ 12,764                  $ 13,734             $ 13,500
10/31/2004           $ 12,741                  $ 13,709             $ 13,706
11/30/2004           $ 13,602                  $ 14,641             $ 14,261
12/31/2004           $ 13,886                  $ 14,959             $ 14,746
 1/31/2005           $ 13,481                  $ 14,526             $ 14,386
 2/28/2005           $ 13,734                  $ 14,810             $ 14,689
 3/31/2005           $ 13,393                  $ 14,446             $ 14,429
 4/30/2005           $ 13,111                  $ 14,136             $ 14,156
 5/31/2005           $ 13,420                  $ 14,481             $ 14,606
 6/30/2005           $ 13,170                  $ 14,214             $ 14,627
 7/31/2005           $ 13,670                  $ 14,747             $ 15,170
 8/31/2005           $ 13,303                  $ 14,355             $ 15,032
 9/30/2005           $ 13,273                  $ 14,324             $ 15,154
10/31/2005           $ 13,067                  $ 14,104             $ 14,901
11/30/2005           $ 13,596                  $ 14,700             $ 15,464
12/31/2005           $ 13,655                  $ 14,760             $ 15,470
 1/31/2006           $ 13,971                  $ 15,114             $ 15,879
 2/28/2006           $ 13,941                  $ 15,065             $ 15,922
 3/31/2006           $ 13,926                  $ 15,049             $ 16,120
 4/30/2006           $ 14,121                  $ 15,275             $ 16,337
 5/31/2006           $ 13,685                  $ 14,808             $ 15,867
 6/30/2006           $ 13,400                  $ 14,502             $ 15,888
 7/31/2006           $ 13,400                  $ 14,518             $ 15,986

--------------------------------------------------------------------------------

periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund and includes fees and expenses that are not applicable to and are higher than those of the Class Z shares. The Class A shares returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 30, 2002, reflects the performance of the Class A shares of the predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE U.S. VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE U.S. VALUE FUND (the Fund) seeks total return with an emphasis on long-term capital appreciation.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
   Robert J. Costomiris, CFA               12/29/1995

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 5.49% 1 (excluding sales charge) for the 12-month period ending July 31, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 11.59%. In addition, the Fund outperformed the S&P 500 Index 3, which returned 5.38%, during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its benchmark largely as a result of its holdings in out-of-favor and underperforming sectors of the equity market. This included the Fund's overweighted positions in the consumer discretionary and technology sectors. Within the consumer discretionary sector, the Fund's holdings in media stocks had the largest negative impact on performance. Examples included Time Warner and Viacom. Both of these companies struggled as advertising revenues came under pressure and disappointed investors. Within the technology sector, the Fund's holdings in Microsoft and IBM also negatively impacted performance.

      In contrast, the Fund benefited from its holdings in the telecommunications and health care sectors. Positions in telecommunications service providers AT&T, BellSouth, and Verizon aided Fund performance. Furthermore, holdings in the recently merged Sprint Nextel added value to the Fund during the period. Within the health care sector, Pfizer was one of the top performing stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Consistent with our desire to find undervalued stocks, we increased the Fund's weighting in technology, a sector often associated with growth investing. Many companies in this sector were trading at a discount to historical levels. Examples included Intel, Yahoo! Inc., and eBay Inc. While the Fund's holdings in the technology sector negatively impacted recent performance, we believe these holdings represent favorable investment opportunities. We also increased the Fund's holdings in the industrial sector, including the conglomerate Tyco, because we believe that Tyco's plan to split the company into three separate entities may increase its value.

      Also during the period, we decreased the Fund's weighting in consumer discretionary and financial stocks. McDonalds and AFLAC (an insurance company) are long-standing positions of the Fund that were sold because, in our opinion, they became fully valued. The Fund continues to have a healthy portion of consumer leaders such as Kroger, Kraft Foods, and Coca-Cola, which are all top ten holdings, as well as Del Monte Foods, ConAgra Foods, and Tyson Foods.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      As we enter the second half of 2006, we continue to maintain the Fund's underweighted position in the financial and utility sectors. We see value in the technology, consumer discretionary, and consumer staples sectors and have kept the Fund overweighted in these areas. We seek companies that have solid assets, manageable debt, credible management teams, and attractive prices. Targeted companies are often temporarily out-of-favor with the market and consequently have lower stock prices. We believe that our disciplined investment process and risk management are well suited for the current economic environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE U.S. VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor U.S. Value Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor U.S. Value Fund, its predecessor fund. Performance for the Administrator Class shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor U.S. Value Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Class Z shares of the Strong Advisor U.S. Value Fund.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                              Including Sales Charge              Excluding Sales Charge
                                                        ----------------------------------  ----------------------------------
                                                        6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year  5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class A (Incept. Date 11/30/2000)      (2.80)    (0.59)   3.75     8.86     3.15      5.49    4.99    9.51
------------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class B (Incept. Date 11/30/2000)      (2.21)    (0.28)   3.85     8.94     2.79      4.72    4.19    8.94
------------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class C (Incept. Date 11/30/2000)       1.79      3.68    4.17     8.76     2.79      4.68    4.17    8.76
------------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class Z (Incept. Date 12/29/1995)                                           3.15      5.43    4.85    9.64
------------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Administrator Class
  (Incept. Date 12/31/2001)                                                                   3.35      5.82    5.39    9.93
------------------------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Value Index 2                                                               5.07     11.59    7.46    11.54
------------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 3                                                                          0.67      5.38    2.82     8.88

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   0.89
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 17.10x
-------------------------------------------------------------
Price to Book Ratio                                     2.27x
-------------------------------------------------------------
Median Market Cap. ($B)                                $21.32
-------------------------------------------------------------
Portfolio Turnover                                        43%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Exxon Mobil Corporation                                 8.00%
-------------------------------------------------------------
General Electric Company                                4.07%
-------------------------------------------------------------
Kroger Company                                          3.63%
-------------------------------------------------------------
Pfizer Incorporated                                     3.10%
-------------------------------------------------------------
Time Warner Incorporated                                2.93%
-------------------------------------------------------------
The Coca-Cola Company                                   2.71%
-------------------------------------------------------------
Kraft Foods Incorporated Class A                        2.56%
-------------------------------------------------------------
International Business Machines Corporation             2.48%
-------------------------------------------------------------
CBS Corporation Class B                                 2.40%
-------------------------------------------------------------
Coca-Cola Enterprises Incorporated                      2.30%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary              16%
Consumer Staples                    14%
Energy                              11%
Financials                          13%
Health Care                          8%
Industrials                         12%
Information Technology              15%
Materials                            6%
Telecommunication Services           5%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
                    U.S. VALUE                U.S. VALUE                            RUSSELL 1000(R)
                  FUND - CLASS A            FUND - CLASS Z        S&P 500 INDEX       VALUE INDEX
                  --------------            --------------        -------------       -----------
 7/31/1996           $  9,428                  $ 10,000             $ 10,000           $ 10,000
 8/31/1996           $  9,693                  $ 10,285             $ 10,211           $ 10,286
 9/30/1996           $ 10,183                  $ 10,808             $ 10,785           $ 10,695
10/31/1996           $ 10,467                  $ 11,113             $ 11,083           $ 11,108
11/30/1996           $ 11,090                  $ 11,778             $ 11,920           $ 11,914
12/31/1996           $ 11,029                  $ 11,716             $ 11,684           $ 11,762
 1/31/1997           $ 11,523                  $ 12,245             $ 12,413           $ 12,332
 2/28/1997           $ 11,694                  $ 12,430             $ 12,511           $ 12,513
 3/31/1997           $ 11,261                  $ 11,974             $ 11,998           $ 12,063
 4/30/1997           $ 11,826                  $ 12,577             $ 12,713           $ 12,570
 5/31/1997           $ 12,424                  $ 13,218             $ 13,487           $ 13,272
 6/30/1997           $ 12,999                  $ 13,834             $ 14,091           $ 13,842
 7/31/1997           $ 14,079                  $ 14,987             $ 15,211           $ 14,883
 8/31/1997           $ 13,385                  $ 14,252             $ 14,360           $ 14,353
 9/30/1997           $ 14,205                  $ 15,131             $ 15,146           $ 15,220
10/31/1997           $ 13,860                  $ 14,767             $ 14,640           $ 14,795
11/30/1997           $ 14,109                  $ 15,037             $ 15,317           $ 15,449
12/31/1997           $ 14,431                  $ 15,385             $ 15,580           $ 15,900
 1/31/1998           $ 14,363                  $ 15,317             $ 15,752           $ 15,675
 2/28/1998           $ 15,246                  $ 16,264             $ 16,888           $ 16,730
 3/31/1998           $ 16,014                  $ 17,087             $ 17,752           $ 17,754
 4/30/1998           $ 16,156                  $ 17,244             $ 17,931           $ 17,873
 5/31/1998           $ 15,931                  $ 17,009             $ 17,623           $ 17,608
 6/30/1998           $ 16,551                  $ 17,677             $ 18,338           $ 17,833
 7/31/1998           $ 16,500                  $ 17,628             $ 18,143           $ 17,518
 8/31/1998           $ 14,049                  $ 15,014             $ 15,523           $ 14,911
 9/30/1998           $ 14,706                  $ 15,721             $ 16,517           $ 15,767
10/31/1998           $ 15,766                  $ 16,858             $ 17,860           $ 16,989
11/30/1998           $ 16,595                  $ 17,750             $ 18,942           $ 17,780
12/31/1998           $ 17,636                  $ 18,869             $ 20,032           $ 18,385
 1/31/1999           $ 17,860                  $ 19,115             $ 20,870           $ 18,532
 2/28/1999           $ 17,681                  $ 18,928             $ 20,221           $ 18,270
 3/31/1999           $ 18,097                  $ 19,380             $ 21,030           $ 18,649
 4/30/1999           $ 18,623                  $ 19,949             $ 21,844           $ 20,390
 5/31/1999           $ 18,077                  $ 19,370             $ 21,329           $ 20,166
 6/30/1999           $ 18,969                  $ 20,332             $ 22,512           $ 20,752
 7/31/1999           $ 18,386                  $ 19,713             $ 21,810           $ 20,144
 8/31/1999           $ 17,794                  $ 19,084             $ 21,702           $ 19,397
 9/30/1999           $ 17,556                  $ 18,835             $ 21,108           $ 18,719
10/31/1999           $ 18,862                  $ 20,242             $ 22,443           $ 19,796
11/30/1999           $ 19,049                  $ 20,448             $ 22,899           $ 19,641
12/31/1999           $ 20,217                  $ 21,709             $ 24,247           $ 19,736
 1/31/2000           $ 19,311                  $ 20,743             $ 23,029           $ 19,092
 2/29/2000           $ 18,969                  $ 20,381             $ 22,594           $ 17,674
 3/31/2000           $ 20,648                  $ 22,191             $ 24,803           $ 19,830
 4/30/2000           $ 20,043                  $ 21,548             $ 24,057           $ 19,599
 5/31/2000           $ 19,766                  $ 21,256             $ 23,564           $ 19,806
 6/30/2000           $ 19,814                  $ 21,315             $ 24,145           $ 18,901
 7/31/2000           $ 19,612                  $ 21,103             $ 23,768           $ 19,138
 8/31/2000           $ 20,701                  $ 22,282             $ 25,244           $ 20,202
 9/30/2000           $ 20,242                  $ 21,794             $ 23,911           $ 20,387
10/31/2000           $ 20,245                  $ 21,804             $ 23,810           $ 20,888
11/30/2000           $ 19,135                  $ 20,615             $ 21,934           $ 20,113
12/31/2000           $ 19,794                  $ 21,331             $ 22,042           $ 21,121
 1/31/2001           $ 19,832                  $ 21,372             $ 22,823           $ 21,202
 2/28/2001           $ 18,661                  $ 20,122             $ 20,744           $ 20,612
 3/31/2001           $ 17,926                  $ 19,332             $ 19,430           $ 19,884
 4/30/2001           $ 19,048                  $ 20,541             $ 20,939           $ 20,859
 5/31/2001           $ 19,288                  $ 20,810             $ 21,079           $ 21,328
 6/30/2001           $ 18,578                  $ 20,077             $ 20,567           $ 20,855
 7/31/2001           $ 18,329                  $ 19,819             $ 20,364           $ 20,810
 8/31/2001           $ 17,408                  $ 18,835             $ 19,090           $ 19,977
 9/30/2001           $ 16,305                  $ 17,644             $ 17,549           $ 18,571
10/31/2001           $ 16,152                  $ 17,499             $ 17,884           $ 18,411
11/30/2001           $ 17,092                  $ 18,525             $ 19,255           $ 19,481
12/31/2001           $ 17,385                  $ 18,832             $ 19,424           $ 19,940
 1/31/2002           $ 17,278                  $ 18,695             $ 19,141           $ 19,786
 2/28/2002           $ 17,142                  $ 18,537             $ 18,772           $ 19,818
 3/31/2002           $ 18,063                  $ 19,525             $ 19,478           $ 20,756
 4/30/2002           $ 17,230                  $ 18,615             $ 18,297           $ 20,044
 5/31/2002           $ 17,219                  $ 18,592             $ 18,163           $ 20,144
 6/30/2002           $ 16,376                  $ 17,671             $ 16,870           $ 18,988
 7/31/2002           $ 14,931                  $ 16,113             $ 15,555           $ 17,223
 8/31/2002           $ 15,037                  $ 16,216             $ 15,657           $ 17,353
 9/30/2002           $ 13,439                  $ 14,476             $ 13,957           $ 15,423
10/31/2002           $ 14,479                  $ 15,590             $ 15,184           $ 16,566
11/30/2002           $ 15,328                  $ 16,511             $ 16,077           $ 17,610
12/31/2002           $ 14,544                  $ 15,657             $ 15,133           $ 16,845
 1/31/2003           $ 14,086                  $ 15,167             $ 14,737           $ 16,437
 2/28/2003           $ 13,661                  $ 14,700             $ 14,516           $ 15,999
 3/31/2003           $ 13,712                  $ 14,742             $ 14,655           $ 16,025
 4/30/2003           $ 14,971                  $ 16,100             $ 15,863           $ 17,436
 5/31/2003           $ 15,910                  $ 17,104             $ 16,698           $ 18,561
 6/30/2003           $ 16,237                  $ 17,458             $ 16,911           $ 18,793
 7/31/2003           $ 16,580                  $ 17,813             $ 17,210           $ 19,073
 8/31/2003           $ 16,965                  $ 18,224             $ 17,545           $ 19,370
 9/30/2003           $ 16,800                  $ 18,049             $ 17,359           $ 19,182
10/31/2003           $ 17,562                  $ 18,873             $ 18,340           $ 20,355
11/30/2003           $ 17,862                  $ 19,182             $ 18,501           $ 20,632
12/31/2003           $ 18,977                  $ 20,391             $ 19,471           $ 21,903
 1/31/2004           $ 19,289                  $ 20,735             $ 19,828           $ 22,288
 2/29/2004           $ 19,708                  $ 21,183             $ 20,104           $ 22,766
 3/31/2004           $ 19,493                  $ 20,955             $ 19,801           $ 22,567
 4/30/2004           $ 19,310                  $ 20,759             $ 19,490           $ 22,015
 5/31/2004           $ 19,353                  $ 20,805             $ 19,757           $ 22,240
 6/30/2004           $ 19,836                  $ 21,322             $ 20,141           $ 22,765
 7/31/2004           $ 19,437                  $ 20,896             $ 19,475           $ 22,445
 8/31/2004           $ 19,739                  $ 21,218             $ 19,553           $ 22,764
 9/30/2004           $ 20,003                  $ 21,499             $ 19,765           $ 23,117
10/31/2004           $ 20,198                  $ 21,719             $ 20,067           $ 23,501
11/30/2004           $ 21,021                  $ 22,597             $ 20,878           $ 24,689
12/31/2004           $ 21,650                  $ 23,267             $ 21,588           $ 25,516
 1/31/2005           $ 21,323                  $ 22,931             $ 21,062           $ 25,063
 2/28/2005           $ 21,976                  $ 23,628             $ 21,505           $ 25,894
 3/31/2005           $ 21,544                  $ 23,154             $ 21,125           $ 25,538
 4/30/2005           $ 21,047                  $ 22,623             $ 20,724           $ 25,081
 5/31/2005           $ 21,558                  $ 23,169             $ 21,383           $ 25,685
 6/30/2005           $ 21,475                  $ 23,080             $ 21,414           $ 25,966
 7/31/2005           $ 22,165                  $ 23,829             $ 22,210           $ 26,717
 8/31/2005           $ 21,986                  $ 23,613             $ 22,007           $ 26,601
 9/30/2005           $ 22,111                  $ 23,752             $ 22,185           $ 26,974
10/31/2005           $ 21,443                  $ 23,029             $ 21,815           $ 26,289
11/30/2005           $ 22,004                  $ 23,626             $ 22,640           $ 27,149
12/31/2005           $ 22,042                  $ 23,676             $ 22,648           $ 27,316
 1/31/2006           $ 22,667                  $ 24,341             $ 23,247           $ 28,377
 2/28/2006           $ 22,640                  $ 24,312             $ 23,310           $ 28,550
 3/31/2006           $ 22,900                  $ 24,587             $ 23,600           $ 28,937
 4/30/2006           $ 23,378                  $ 25,094             $ 23,917           $ 29,672
 5/31/2006           $ 23,118                  $ 24,819             $ 23,230           $ 28,922
 6/30/2006           $ 23,053                  $ 24,760             $ 23,260           $ 29,107
 7/31/2006           $ 23,381                  $ 25,109             $ 23,404           $ 29,815

--------------------------------------------------------------------------------

2 Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE U.S. VALUE FUND Class A and Class Z shares for the life of the Fund with the Russell 1000(R) Value Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VALUE FUND (the Fund) seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

ADVISER                                                         SUBADVISER
   Wells Fargo Funds Management, LLC                              Cooke & Bieler, L.P.

FUND MANAGERS                                                   FUND INCEPTION DATE
   Kermit S. Eck, CFA                                             02/12/1997
   Daren C. Heitman, CFA              Michael M. Meyer, CFA
   James R. Norris                    Edward W. O'Connor, CFA
   R. James O'Neil, CFA               Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.77% 1 (excluding sales charge) for the 12-month period that ended July 31, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 11.59%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. CURRENTLY CLASSES A, B, AND C SHARES ARE CLOSED TO NEW INVESTORS.

      THE FUND HAS A REDEMPTION FEE OF 1.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 365 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance for the period was attributed to its lack of significant exposure to energy stocks, its sparse allocation in the telecommunication services sector, and its overweighting in technology and consumer discretionary. To put the market environment in perspective, the search for higher returns in higher-risk industries, especially commodities, that began in late 2004 continued. Outperformance of stocks, such as utilities, appeared to spark concern that the economy is headed for a slowdown, stagflation, or perhaps recession. The worst performing stocks in the Fund were Boston Scientific, Gannett, American Power Conversion, Dell, and Zale Corporation. In contrast, the best performing stocks in the Fund included Bank of America, State Street, JPMorgan Chase, Big Lots, and McDonald's Corporation.

      We continue to have confidence in our investment philosophy and our ability to implement it through our rigorous investment process. Despite the Fund's disappointing performance, we strongly believe that our investment process continues to function well and do not believe that the underperformance is attributable in any way to a weakness in our process. We recognize the importance of adhering to the primary investment principles that have guided us well over the years, even though the recent market environment has not rewarded us for doing so. Hence, we will focus intently on our research and look for opportunities to invest in high-quality companies at attractive valuations.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The more challenging investment environment and related volatility created the opportunity for us to make new investments during the past 12 months. Beyond adding to existing holdings that are temporarily out of favor, we also established new positions in a number of companies that we believe to be of high quality and financially strong and whose stocks are currently undervalued by our calculations. Examples include American International Group, American Power Conversion, Dell, Diageo, General Electric, Johnson & Johnson, Quest Diagnostics, Tyco International, and Willis Group Holdings. To make room for these opportunities, we sold a number of securities, including Applied Materials, Bristol-Myers Squibb, Comcast, Engelhard, Kohl's, Leggett and Platt, Manpower, Merck, Parametric Technology, and Principal Financial, because these companies achieved our price targets, or, as in a few cases, we reassessed our view of the quality of the underlying business.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the economy may be headed for a slowdown, stagflation, or perhaps recession. It is interesting to note that commodity stocks, which continued to outperform, are now considered to be safe havens. Traditionally, that has not been their role. These are industries whose fortunes are determined by unpredictable, sometimes volatile supply and demand curves. The fact that stock prices of commodity producers are continuing to do well in the current period of reduced spending in the market is evidence of just how popular these stocks have become and how complacent the market has been with regard to financial risk.

      We remain committed to our high-quality, low-risk investment approach. Rather than second-guessing changes such as global supply and demand curves, we prefer to invest in companies that have much greater control over their own destinies. We like companies that enjoy a competitive advantage, have the capability of producing reliable earnings and cash flow, or operate in industries with meaningful barriers to entry. If the market does become more challenging and if investors do become more risk averse, we believe our approach of seeking high-quality, low-risk investments will once again become attractive.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE VALUE FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge             Excluding Sales Charge
                                                           ----------------------------------  ----------------------------------
                                                                                      Life of                             Life of
                                                           6-Months*  1-Year  5-Year   Fund    6-Months*  1-Year  5-Year   Fund
---------------------------------------------------------------------------------------------------------------------------------
Value Fund - Class A (Incept. Date 07/26/2004)              (2.70)    (1.24)   6.18    8.85      3.24      4.77    7.45    9.54
---------------------------------------------------------------------------------------------------------------------------------
Value Fund - Class B (Incept. Date 07/26/2004)              (2.12)    (0.97)   6.31    8.73      2.88      4.03    6.63    8.73
---------------------------------------------------------------------------------------------------------------------------------
Value Fund - Class C (Incept. Date 07/26/2004)               1.88      2.97    6.63    8.74      2.88      3.97    6.63    8.74
---------------------------------------------------------------------------------------------------------------------------------
Value Fund - Administrator Class (Incept. Date 07/26/2004)                                       3.41      5.10    7.51    9.57
---------------------------------------------------------------------------------------------------------------------------------
Value Fund - Investor Class (Incept. Date 02/12/1997)                                            3.31      4.81    7.41    9.52
---------------------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Value Index 2                                                                  5.07     11.59    7.46    9.66
---------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 3                                                                                0.67      5.38    2.82    6.68

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Beta**                                                   0.91
-------------------------------------------------------------
Price to Earnings (trailing 12 months)                 17.52x
-------------------------------------------------------------
Price to Book Ratio                                     2.75x
-------------------------------------------------------------
Median Market Cap. ($B)                                $26.13
-------------------------------------------------------------
Portfolio Turnover                                        33%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JULY 31, 2006)
-------------------------------------------------------------
Bank of America Corporation                             3.92%
-------------------------------------------------------------
Exxon Mobil Corporation                                 3.22%
-------------------------------------------------------------
McDonald's Corporation                                  3.18%
-------------------------------------------------------------
Dover Corporation                                       3.15%
-------------------------------------------------------------
American Express Company                                2.87%
-------------------------------------------------------------
State Street Corporation                                2.80%
-------------------------------------------------------------
Omnicom Group Incorporated                              2.79%
-------------------------------------------------------------
Tyco International Limited                              2.63%
-------------------------------------------------------------
Allstate Corporation                                    2.63%
-------------------------------------------------------------
Vodafone Group plc ADR                                  2.61%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary              19%
Consumer Staples                    11%
Energy                               5%
Financials                          25%
Health Care                         11%
Industrials                         19%
Information Technology               7%
Telecommunication Services           3%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                             WELLS FARGO
                   WELLS FARGO                ADVANTAGE
                    ADVANTAGE                VALUE FUND-           RUSSELL
                   VALUE FUND-                INVESTOR             1000(R)
                     CLASS A                    CLASS            VALUE INDEX      S&P 500 INDEX
                   -----------               -----------         -----------      -------------
 2/12/1997           $  9,425                  $ 10,000             $ 10,000          $ 10,000
 2/28/1997           $  9,312                  $  9,880             $ 10,147          $ 10,079
 3/31/1997           $  9,237                  $  9,800             $  9,782          $  9,665
 4/30/1997           $  9,388                  $  9,961             $ 10,193          $ 10,242
 5/31/1997           $ 10,192                  $ 10,813             $ 10,762          $ 10,865
 6/30/1997           $ 10,702                  $ 11,355             $ 11,224          $ 11,351
 7/31/1997           $ 11,489                  $ 12,189             $ 12,069          $ 12,254
 8/31/1997           $ 10,986                  $ 11,656             $ 11,639          $ 11,568
 9/30/1997           $ 11,451                  $ 12,149             $ 12,342          $ 12,201
10/31/1997           $ 10,889                  $ 11,554             $ 11,997          $ 11,794
11/30/1997           $ 11,222                  $ 11,907             $ 12,528          $ 12,340
12/31/1997           $ 11,308                  $ 11,998             $ 12,893          $ 12,551
 1/31/1998           $ 11,232                  $ 11,917             $ 12,711          $ 12,690
 2/28/1998           $ 12,129                  $ 12,868             $ 13,567          $ 13,605
 3/31/1998           $ 12,625                  $ 13,395             $ 14,396          $ 14,301
 4/30/1998           $ 12,510                  $ 13,273             $ 14,493          $ 14,445
 5/31/1998           $ 12,232                  $ 12,978             $ 14,278          $ 14,197
 6/30/1998           $ 12,098                  $ 12,836             $ 14,461          $ 14,773
 7/31/1998           $ 11,619                  $ 12,327             $ 14,206          $ 14,616
 8/31/1998           $  9,845                  $ 10,446             $ 12,092          $ 12,505
 9/30/1998           $ 10,545                  $ 11,188             $ 12,786          $ 13,306
10/31/1998           $ 11,778                  $ 12,496             $ 13,776          $ 14,388
11/30/1998           $ 12,211                  $ 12,956             $ 14,418          $ 15,259
12/31/1998           $ 12,369                  $ 13,123             $ 14,908          $ 16,138
 1/31/1999           $ 11,751                  $ 12,468             $ 15,028          $ 16,813
 2/28/1999           $ 11,867                  $ 12,591             $ 14,815          $ 16,290
 3/31/1999           $ 12,234                  $ 12,980             $ 15,122          $ 16,942
 4/30/1999           $ 13,210                  $ 14,016             $ 16,534          $ 17,598
 5/31/1999           $ 13,268                  $ 14,077             $ 16,353          $ 17,183
 6/30/1999           $ 13,645                  $ 14,478             $ 16,827          $ 18,136
 7/31/1999           $ 13,374                  $ 14,189             $ 16,335          $ 17,570
 8/31/1999           $ 12,908                  $ 13,696             $ 15,729          $ 17,483
 9/30/1999           $ 12,473                  $ 13,234             $ 15,179          $ 17,005
10/31/1999           $ 12,512                  $ 13,275             $ 16,053          $ 18,080
11/30/1999           $ 12,589                  $ 13,357             $ 15,927          $ 18,448
12/31/1999           $ 13,055                  $ 13,852             $ 16,004          $ 19,534
 1/31/2000           $ 12,870                  $ 13,655             $ 15,482          $ 18,552
 2/29/2000           $ 11,828                  $ 12,549             $ 14,332          $ 18,201
 3/31/2000           $ 13,394                  $ 14,211             $ 16,080          $ 19,981
 4/30/2000           $ 13,570                  $ 14,398             $ 15,893          $ 19,380
 5/31/2000           $ 14,234                  $ 15,102             $ 16,061          $ 18,983
 6/30/2000           $ 13,795                  $ 14,637             $ 15,327          $ 19,451
 7/31/2000           $ 13,805                  $ 14,647             $ 15,519          $ 19,148
 8/31/2000           $ 14,422                  $ 15,301             $ 16,382          $ 20,336
 9/30/2000           $ 14,582                  $ 15,472             $ 16,532          $ 19,263
10/31/2000           $ 15,054                  $ 15,972             $ 16,938          $ 19,181
11/30/2000           $ 15,034                  $ 15,951             $ 16,309          $ 17,670
12/31/2000           $ 15,900                  $ 16,869             $ 17,127          $ 17,757
 1/31/2001           $ 15,685                  $ 16,641             $ 17,192          $ 18,386
 2/28/2001           $ 15,330                  $ 16,265             $ 16,714          $ 16,711
 3/31/2001           $ 14,865                  $ 15,772             $ 16,124          $ 15,653
 4/30/2001           $ 15,059                  $ 15,978             $ 16,914          $ 16,868
 5/31/2001           $ 15,717                  $ 16,676             $ 17,294          $ 16,981
 6/30/2001           $ 15,216                  $ 16,144             $ 16,911          $ 16,568
 7/31/2001           $ 15,583                  $ 16,534             $ 16,875          $ 16,405
 8/31/2001           $ 15,529                  $ 16,476             $ 16,199          $ 15,379
 9/30/2001           $ 14,780                  $ 15,681             $ 15,059          $ 14,137
10/31/2001           $ 14,758                  $ 15,658             $ 14,929          $ 14,407
11/30/2001           $ 15,397                  $ 16,336             $ 15,797          $ 15,512
12/31/2001           $ 15,745                  $ 16,705             $ 16,169          $ 15,648
 1/31/2002           $ 15,897                  $ 16,866             $ 16,045          $ 15,420
 2/28/2002           $ 16,244                  $ 17,235             $ 16,070          $ 15,122
 3/31/2002           $ 16,751                  $ 17,773             $ 16,831          $ 15,691
 4/30/2002           $ 16,414                  $ 17,416             $ 16,253          $ 14,740
 5/31/2002           $ 16,414                  $ 17,416             $ 16,335          $ 14,632
 6/30/2002           $ 15,504                  $ 16,450             $ 15,397          $ 13,590
 7/31/2002           $ 14,471                  $ 15,354             $ 13,966          $ 12,531
 8/31/2002           $ 14,591                  $ 15,481             $ 14,071          $ 12,613
 9/30/2002           $ 13,197                  $ 14,002             $ 12,507          $ 11,243
10/31/2002           $ 14,101                  $ 14,961             $ 13,433          $ 12,232
11/30/2002           $ 15,300                  $ 16,233             $ 14,280          $ 12,951
12/31/2002           $ 14,599                  $ 15,490             $ 13,659          $ 12,191
 1/31/2003           $ 14,063                  $ 14,921             $ 13,329          $ 11,872
 2/28/2003           $ 13,374                  $ 14,190             $ 12,973          $ 11,694
 3/31/2003           $ 13,462                  $ 14,283             $ 12,995          $ 11,806
 4/30/2003           $ 14,842                  $ 15,748             $ 14,139          $ 12,779
 5/31/2003           $ 15,883                  $ 16,852             $ 15,051          $ 13,452
 6/30/2003           $ 16,101                  $ 17,083             $ 15,240          $ 13,624
 7/31/2003           $ 16,343                  $ 17,340             $ 15,466          $ 13,864
 8/31/2003           $ 17,023                  $ 18,062             $ 15,707          $ 14,134
 9/30/2003           $ 16,524                  $ 17,532             $ 15,554          $ 13,984
10/31/2003           $ 17,545                  $ 18,616             $ 16,506          $ 14,775
11/30/2003           $ 17,820                  $ 18,907             $ 16,730          $ 14,905
12/31/2003           $ 18,701                  $ 19,842             $ 17,761          $ 15,686
 1/31/2004           $ 18,932                  $ 20,087             $ 18,074          $ 15,974
 2/29/2004           $ 19,472                  $ 20,659             $ 18,461          $ 16,196
 3/31/2004           $ 19,269                  $ 20,445             $ 18,299          $ 15,951
 4/30/2004           $ 19,049                  $ 20,211             $ 17,852          $ 15,701
 5/31/2004           $ 19,214                  $ 20,386             $ 18,034          $ 15,916
 6/30/2004           $ 19,662                  $ 20,862             $ 18,460          $ 16,226
 7/31/2004           $ 19,056                  $ 20,219             $ 18,200          $ 15,689
 8/31/2004           $ 19,200                  $ 20,347             $ 18,459          $ 15,752
 9/30/2004           $ 19,453                  $ 20,616             $ 18,745          $ 15,922
10/31/2004           $ 19,541                  $ 20,698             $ 19,057          $ 16,165
11/30/2004           $ 20,103                  $ 21,271             $ 20,020          $ 16,819
12/31/2004           $ 20,973                  $ 22,192             $ 20,691          $ 17,391
 1/31/2005           $ 20,465                  $ 21,665             $ 20,323          $ 16,968
 2/28/2005           $ 20,815                  $ 22,048             $ 20,997          $ 17,324
 3/31/2005           $ 20,589                  $ 21,797             $ 20,709          $ 17,018
 4/30/2005           $ 20,172                  $ 21,366             $ 20,338          $ 16,695
 5/31/2005           $ 20,668                  $ 21,881             $ 20,828          $ 17,226
 6/30/2005           $ 20,691                  $ 21,904             $ 21,056          $ 17,251
 7/31/2005           $ 21,299                  $ 22,550             $ 21,665          $ 17,892
 8/31/2005           $ 20,894                  $ 22,120             $ 21,571          $ 17,729
 9/30/2005           $ 20,668                  $ 21,881             $ 21,873          $ 17,872
10/31/2005           $ 20,308                  $ 21,510             $ 21,318          $ 17,574
11/30/2005           $ 21,108                  $ 22,347             $ 22,015          $ 18,238
12/31/2005           $ 21,053                  $ 22,296             $ 22,150          $ 18,245
 1/31/2006           $ 21,614                  $ 22,879             $ 23,010          $ 18,728
 2/28/2006           $ 21,672                  $ 22,941             $ 23,151          $ 18,779
 3/31/2006           $ 22,198                  $ 23,499             $ 23,465          $ 19,012
 4/30/2006           $ 22,759                  $ 24,094             $ 24,061          $ 19,267
 5/31/2006           $ 22,443                  $ 23,759             $ 23,453          $ 18,714
 6/30/2006           $ 22,268                  $ 23,573             $ 23,603          $ 18,738
 7/31/2006           $ 22,315                  $ 23,635             $ 24,177          $ 18,854

--------------------------------------------------------------------------------

      Prior to December 1, 2005, the WELLS FARGO ADVANTAGE VALUE FUND was named the Wells Fargo Advantage C&B Tax-Managed Value Fund and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance shown for Class A, Class B and Class C shares of the Fund for the periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, its predecessor fund, adjusted to reflect the applicable sales charges and expenses for the respective class. Prior to December 1, 2005, the WELLS FARGO ADVANTAGE VALUE FUND - Investor Class was named the Wells Fargo Advantage C&B Tax-Managed Value Fund - Class D, and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance for the Investor Class shares for periods prior to December 1, 2005 reflects the performance of the Class D shares, and prior to July 26, 2004 reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, its predecessor fund, adjusted to reflect Investor Class expenses. Prior to April 11, 2005, the Wells Fargo Advantage C&B Tax-Managed Value Fund - Administrator Class was named the Wells Fargo C&B Tax-Managed Value Fund - Institutional Class. Performance shown for the Administrator Class shares for periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 The Russell 1000(R) Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE VALUE FUND Class A shares and Investor Class shares for the life of the Fund with the Russell 1000(R) Value Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (February 1, 2006 to July 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Beginning           Ending
                                                          Account            Account            Expenses
                                                           Value              Value           Paid During         Net Annual
Endeavor Large Cap Fund                                 02/01/2006         07/31/2006        the Period(1)      Expense Ratio
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class A
Actual                                                   $1,000.00          $  918.90            $ 5.95             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,018.60            $ 6.26             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class B
Actual                                                   $1,000.00          $  915.30            $ 9.50             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,014.88            $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Large Cap Fund - Class C
Actual                                                   $1,000.00          $  915.30            $ 9.50             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,014.88            $ 9.99             2.00%
Endeavor Select Fund
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class A
Actual                                                   $1,000.00          $  929.40            $ 5.98             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,018.60            $ 6.26             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class B
Actual                                                   $1,000.00          $  925.50            $ 9.55             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,014.88            $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Class C
Actual                                                   $1,000.00          $  925.40            $ 9.55             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,014.88            $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Administrator Class
Actual                                                   $1,000.00          $  929.60            $ 4.78             1.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,019.84            $ 5.01             1.00%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                        Beginning            Ending
                                                         Account            Account             Expenses
                                                          Value              Value            Paid During        Net Annual
                                                        02/01/2006         07/31/2006        the Period(1)      Expense Ratio
-----------------------------------------------------------------------------------------------------------------------------
Endeavor Select Fund - Institutional Class
Actual                                                  $1,000.00          $  931.60             $ 3.83             0.80%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,020.83             $ 4.01             0.80%
Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund - Class A
Actual                                                  $1,000.00          $1,003.70             $ 3.13             0.63%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,021.67             $ 3.16             0.63%
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund - Class B
Actual                                                  $1,000.00          $1,000.00             $ 6.84             1.38%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,017.95             $ 6.90             1.38%
Large Company Core Fund
-----------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class A
Actual                                                  $1,000.00          $  959.10             $ 6.07             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,018.60             $ 6.26             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class B
Actual                                                  $1,000.00          $  956.60             $ 9.70             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,014.88             $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class C
Actual                                                  $1,000.00          $  956.50             $ 9.70             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,014.88             $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Class Z
Actual                                                  $1,000.00          $  959.00             $ 6.90             1.42%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,017.75             $ 7.10             1.42%
-----------------------------------------------------------------------------------------------------------------------------
Large Company Core Fund - Administrator Class
Actual                                                  $1,000.00          $  960.60             $ 4.62             0.95%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,020.08             $ 4.76             0.95%
U.S. Value Fund
-----------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class A
Actual                                                  $1,000.00          $1,031.50             $ 6.30             1.25%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,018.60             $ 6.26             1.25%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class B
Actual                                                  $1,000.00          $1,027.90             $10.06             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,014.88             $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class C
Actual                                                  $1,000.00          $1,027.90             $10.06             2.00%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,014.88             $ 9.99             2.00%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class Z
Actual                                                  $1,000.00          $1,031.50             $ 6.65             1.32%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,018.25             $ 6.61             1.32%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Administrator Class
Actual                                                  $1,000.00          $1,033.50             $ 4.84             0.96%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,020.03             $ 4.81             0.96%

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Beginning            Ending
                                                         Account            Account             Expenses
                                                          Value              Value            Paid During        Net Annual
Value Fund                                              02/01/2006         07/31/2006        the Period(1)      Expense Ratio
-----------------------------------------------------------------------------------------------------------------------------
Value Fund - Class A
Actual                                                  $1,000.00          $1,032.40             $ 6.05             1.20%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,018.84             $ 6.01             1.20%
-----------------------------------------------------------------------------------------------------------------------------
Value Fund - Class B
Actual                                                  $1,000.00          $1,028.80             $ 9.81             1.95%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,015.12             $ 9.74             1.95%
-----------------------------------------------------------------------------------------------------------------------------
Value Fund - Class C
Actual                                                  $1,000.00          $1,028.80             $ 9.81             1.95%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,015.12             $ 9.74             1.95%
-----------------------------------------------------------------------------------------------------------------------------
Value Fund - Class Administrator
Actual                                                  $1,000.00          $1,034.10             $ 4.79             0.95%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,020.08             $ 4.76             0.95%
-----------------------------------------------------------------------------------------------------------------------------
Value Fund - Investor Class
Actual                                                  $1,000.00          $1,033.10             $ 6.05             1.20%
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000.00          $1,018.84             $ 6.01             1.20%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the six month period).

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 99.46%

AMUSEMENT & RECREATION SERVICES - 1.26%
      8,880    HARRAH'S ENTERTAINMENT INCORPORATED                                                                  $       533,777
                                                                                                                    ---------------

BUSINESS SERVICES - 11.88%
     30,910    ADOBE SYSTEMS INCORPORATED+                                                                                  881,244
     11,899    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                          779,266
      6,090    ELECTRONIC ARTS INCORPORATED+                                                                                286,900
      2,399    GOOGLE INCORPORATED CLASS A+                                                                                 927,453
     47,500    ORACLE CORPORATION+                                                                                          711,075
     52,820    YAHOO! INCORPORATED+                                                                                       1,433,535
                                                                                                                          5,019,473
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.40%
     17,860    AMGEN INCORPORATED+                                                                                        1,245,556
     16,810    GILEAD SCIENCES INCORPORATED+                                                                              1,033,479
                                                                                                                          2,279,035
                                                                                                                    ---------------

COMMUNICATIONS - 8.80%
     45,120    COMCAST CORPORATION CLASS A+                                                                               1,551,226
     21,200    NII HOLDINGS INCORPORATED+                                                                                 1,118,936
     52,880    SPRINT NEXTEL CORPORATION                                                                                  1,047,024
                                                                                                                          3,717,186
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 3.08%
     15,330    JPMORGAN CHASE & COMPANY                                                                                     699,355
     12,790    MARSHALL & ILSLEY CORPORATION                                                                                600,746
                                                                                                                          1,300,101
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.20%
     38,380    WILLIAMS COMPANIES INCORPORATED                                                                              930,715
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.93%
     11,330    BROADCOM CORPORATION CLASS A+                                                                                271,807
      4,730    COOPER INDUSTRIES LIMITED CLASS A                                                                            407,537
      6,970    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                                 558,994
     38,180    MARVELL TECHNOLOGY GROUP LIMITED+                                                                            708,239
     12,480    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                      379,642
     21,970    QUALCOMM INCORPORATED                                                                                        774,662
     22,470    TEXAS INSTRUMENTS INCORPORATED                                                                               669,156
                                                                                                                          3,770,037
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.26%
     27,160    FEDERATED DEPARTMENT STORES INCORPORATED                                                                     953,588
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.56%
     14,560    BEST BUY COMPANY INCORPORATED                                                                                660,150
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.55%
     10,630    HILTON HOTELS CORPORATION                                                                                    254,376
     35,340    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                                1,243,261
                                                                                                                          1,497,637
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.33%
     20,320    APPLE COMPUTER INCORPORATED+                                                                               1,380,947
     18,390    GRANT PRIDECO INCORPORATED+                                                                                  836,929
      7,050    NATIONAL-OILWELL VARCO INCORPORATED+                                                                         472,632
      8,710    SANDISK CORPORATION+                                                                                         406,409
                                                                                                                          3,096,917
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
INSURANCE CARRIERS - 8.02%
     17,250    ALLSTATE CORPORATION                                                                                 $       980,145
      9,620    CHUBB CORPORATION                                                                                            485,040
      4,160    UNITEDHEALTH GROUP INCORPORATED                                                                              198,973
     23,110    WELLPOINT INCORPORATED+                                                                                    1,721,695
                                                                                                                          3,385,853
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.97%
     11,470    BECTON DICKINSON & COMPANY                                                                                   756,102
     18,220    MEDTRONIC INCORPORATED                                                                                       920,475
                                                                                                                          1,676,577
                                                                                                                    ---------------

METAL MINING - 1.89%
     15,600    NEWMONT MINING CORPORATION                                                                                   799,188
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.84%
     25,910    JOHNSON & JOHNSON                                                                                          1,620,670
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 4.68%
      7,800    COSTCO WHOLESALE CORPORATION                                                                                 411,528
     47,880    CVS CORPORATION                                                                                            1,566,634
                                                                                                                          1,978,162
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.49%
     12,120    AMERICAN EXPRESS COMPANY                                                                                     630,967
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.59%
      9,180    CANADIAN NATURAL RESOURCES LIMITED                                                                           488,743
     13,310    TRANSOCEAN INCORPORATED+                                                                                   1,027,931
                                                                                                                          1,516,674
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.84%
     11,550    VALERO ENERGY CORPORATION                                                                                    778,817
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.89%
      5,780    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                        375,411
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.73%
     38,390    CORNING INCORPORATED+                                                                                        732,097
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.69%
     13,320    AMR CORPORATION+                                                                                             293,040
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 5.10%
     14,087    GENERAL DYNAMICS CORPORATION                                                                                 944,111
     10,110    ITT INDUSTRIES INCORPORATED                                                                                  511,061
      7,750    TEXTRON INCORPORATED                                                                                         696,802
                                                                                                                          2,151,974
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 5.48%
     17,860    CARDINAL HEALTH INCORPORATED                                                                               1,196,620
     18,850    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                       1,118,370
                                                                                                                          2,314,990
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $41,206,912)                                                                                   42,013,036
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
SHORT-TERM INVESTMENTS - 0.27%
    113,567    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          $       113,567

TOTAL SHORT-TERM INVESTMENTS (COST $113,567)                                                                                113,567
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $41,320,479)*                                   99.73%                                                        $    42,126,603

OTHER ASSETS AND LIABILITIES, NET                      0.27                                                                 114,819
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $    42,241,422
                                                     ======                                                         ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $113,567.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $41,449,087 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $ 3,136,553
       GROSS UNREALIZED DEPRECIATION                   (2,459,037)
                                                      -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $   677,516

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 96.57%

BUSINESS SERVICES - 10.92%
    687,500    ADOBE SYSTEMS INCORPORATED+<<                                                                        $    19,600,625
    233,395    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                       15,285,038
     45,882    GOOGLE INCORPORATED CLASS A+                                                                              17,737,981
  1,185,140    YAHOO! INCORPORATED+                                                                                      32,164,700
                                                                                                                         84,788,344
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.84%
    327,500    AMGEN INCORPORATED+                                                                                       22,839,850
    366,500    GILEAD SCIENCES INCORPORATED+                                                                             22,532,420
                                                                                                                         45,372,270
                                                                                                                    ---------------

COMMUNICATIONS - 12.18%
  1,124,700    COMCAST CORPORATION CLASS A+<<                                                                            38,667,186
    585,294    NII HOLDINGS INCORPORATED+                                                                                30,891,817
  1,262,800    SPRINT NEXTEL CORPORATION<<                                                                               25,003,440
                                                                                                                         94,562,443
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.17%
    694,400    WILLIAMS COMPANIES INCORPORATED                                                                           16,839,200
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.95%
    337,850    BROADCOM CORPORATION CLASS A+                                                                              8,105,022
     85,700    COOPER INDUSTRIES LIMITED CLASS A                                                                          7,383,912
    257,920    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                              20,685,184
    861,200    MARVELL TECHNOLOGY GROUP LIMITED+                                                                         15,975,260
    307,200    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                    9,345,024
    384,700    QUALCOMM INCORPORATED                                                                                     13,564,522
    595,500    TEXAS INSTRUMENTS INCORPORATED                                                                            17,733,990
                                                                                                                         92,792,914
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.97%
    875,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                               30,782,500
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.37%
    402,800    APPLE COMPUTER INCORPORATED+                                                                              27,374,288
    485,300    GRANT PRIDECO INCORPORATED+                                                                               22,086,003
                                                                                                                         49,460,291
                                                                                                                    ---------------

INSURANCE CARRIERS - 8.25%
    436,510    ALLSTATE CORPORATION                                                                                      24,802,498
    526,400    WELLPOINT INCORPORATED+                                                                                   39,216,800
                                                                                                                         64,019,298
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.36%
    230,700    BECTON DICKINSON & COMPANY                                                                                15,207,744
    369,000    MEDTRONIC INCORPORATED                                                                                    18,641,880
                                                                                                                         33,849,624
                                                                                                                    ---------------

METAL MINING - 2.11%
    319,800    NEWMONT MINING CORPORATION<<                                                                              16,383,354
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 4.32%
    536,200    JOHNSON & JOHNSON                                                                                         33,539,310
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 5.50%
  1,305,900    CVS CORPORATION                                                                                           42,729,048
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.87%
    278,000    AMERICAN EXPRESS COMPANY                                                                                  14,472,680
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
OIL & GAS EXTRACTION - 2.80%
    281,700    TRANSOCEAN INCORPORATED+                                                                             $    21,755,691
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.88%
    332,000    VALERO ENERGY CORPORATION                                                                                 22,386,760
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.64%
    667,900    CORNING INCORPORATED+                                                                                     12,736,854
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.97%
    362,402    GENERAL DYNAMICS CORPORATION                                                                              24,288,182
    158,800    TEXTRON INCORPORATED                                                                                      14,277,708
                                                                                                                         38,565,890
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 4.47%
    317,900    CARDINAL HEALTH INCORPORATED                                                                              21,299,300
    225,500    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                      13,378,915
                                                                                                                         34,678,215
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $733,871,921)                                                                                 749,714,686
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.50%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.07%
    398,145    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                       398,145
    160,826    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                              160,827
                                                                                                                            558,972
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.43%
$    67,432    ALLIANCE & LEICESTER PLC                                                 5.52%         10/25/2006             66,585
     95,482    AMERICAN GENERAL FINANCE+/-++                                            5.40          08/15/2007             95,530
    268,559    AQUIFER FUNDING LIMITED                                                  5.32          08/03/2006            268,481
    530,456    AQUIFER FUNDING LIMITED++                                                5.32          08/04/2006            530,223
     30,788    AQUIFER FUNDING LIMITED++                                                5.33          08/07/2006             30,761
    530,456    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.33          11/03/2006            530,456
    265,228    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.37          10/20/2006            265,228
    265,228    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.38          12/22/2006            265,228
    159,137    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31          08/04/2006            159,137
    265,228    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37          04/25/2007            265,228
    206,538    ATOMIUM FUNDING CORPORATION++                                            5.25          08/07/2006            206,357
  1,124,567    ATOMIUM FUNDING CORPORATION++                                            5.32          08/02/2006          1,124,398
    265,228    BANCO SANTANDER TOTTA LN+/-++                                            5.37          08/16/2007            265,183
    265,228    BANK OF AMERICA NA SERIES BKNT+/-                                        5.36          06/19/2007            265,220
    318,274    BEAR STEARNS & COMPANY+/-                                                5.37          10/04/2006            318,274
     31,827    BEAR STEARNS & COMPANY SERIES EXL+/-                                     5.38          08/05/2006             31,827
    318,274    BHP BILLITON FINANCE (USA) BV                                            5.39          08/11/2006            317,806
    284,029    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $284,071)                                                5.36          08/01/2006            284,029
      6,546    BUCKINGHAM II CDO                                                        5.32          08/04/2006              6,543
    127,309    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31          08/02/2006            127,290
    328,883    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36          08/11/2006            328,399
    180,355    CAIRN HIGH GRADE FUNDING I LLC                                           5.37          08/14/2006            180,011
    126,270    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15          08/14/2006            126,029
    383,498    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36          08/21/2006            382,371

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    21,218    CHEYNE FINANCE LLC++                                                     5.32%         08/10/2006    $        21,190
    265,228    CHEYNE FINANCE LLC+/-++                                                  5.47          07/16/2007            265,201
    678,984    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                          5.34          08/14/2007            678,984
    686,941    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40          08/28/2006            684,206
    185,129    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42          08/22/2006            184,557
     41,885    CULLINAN FINANCE CORPORATION++                                           5.44          09/13/2006             41,619
    265,228    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13          11/15/2006            265,246
    530,456    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35          06/25/2007            530,376
    244,010    DEER VALLEY FUNDING LLC                                                  5.33          08/09/2006            243,722
  1,037,105    DEER VALLEY FUNDING LLC++                                                5.34          08/07/2006          1,036,192
    352,011    DNB NOR BANK ASA                                                         5.32          08/01/2006            352,011
     10,609    EDISON ASSET SECURITIZATION                                              5.49          12/11/2006             10,403
    530,456    EUREKA SECURITIZATION INCORPORATED++                                     5.26          08/10/2006            529,756
    265,228    FCAR OWNER TRUST SERIES II                                               5.30          08/08/2006            264,957
  2,121,824    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $2,122,140)                                              5.36          08/01/2006          2,121,824
     42,436    FIVE FINANCE INCORPORATED                                                5.30          08/07/2006             42,399
    371,850    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24          08/14/2006            371,139
     37,885    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.40          08/21/2006             37,774
     13,261    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51          11/06/2006             13,071
     13,261    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54          11/27/2006             13,030
     23,340    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55          10/27/2006             23,040
    786,433    FOX TROT CDO LLC++                                                       5.34          08/01/2006            786,433
     56,918    GEORGE STREET FINANCE LLC++                                              5.41          08/21/2006             56,751
    221,465    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66          10/27/2006            221,585
     31,827    GRAMPIAN FUNDING LLC++                                                   5.28          10/02/2006             31,536
    221,996    HARRIER FINANCE FUNDING LLC++                                            5.41          08/25/2006            221,210
     21,218    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42          05/15/2007             21,225
     37,132    HBOS TREASURY SERVICES PLC+/-++                                          5.58          01/12/2007             37,163
    148,793    HSBC BANK USA SERIES BKN1+/-                                             5.34          12/14/2006            148,805
    265,228    INTESA BANK IRELAND PLC+/-++                                             5.38          08/24/2007            265,201
  1,591,368    JPMORGAN CHASE SECURITY CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $1,591,605)                                              5.36          08/01/2006          1,591,368
    159,137    KAUPTHING BANK SERIES MTN+/-++                                           5.44          03/20/2007            158,987
     21,027    KLIO III FUNDING CORPORATION++                                           5.26          09/01/2006             20,931
    779,770    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31          08/14/2006            778,281
  1,294,313    LIBERTY STREET FUNDING CORPORATION++                                     5.32          08/03/2006          1,293,937
     21,218    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31          09/12/2006             21,218
    159,137    LIQUID FUNDING LIMITED+/-++                                              5.31          12/01/2006            159,137
    244,010    LIQUID FUNDING LIMITED+/-++                                              5.33          08/14/2006            244,010
    233,401    LIQUID FUNDING LIMITED                                                   5.34          08/07/2006            233,195
     63,655    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33          02/20/2007             63,664
    106,091    MBIA GLOBAL FUNDING LLC+/-++                                             5.38          02/20/2007            106,094
    533,108    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66          10/27/2006            533,359
     46,680    MORGAN STANLEY+/-                                                        5.22          11/09/2006             46,691
     63,336    MORGAN STANLEY+/-                                                        5.35          11/24/2006             63,366

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   318,274    MORGAN STANLEY+/-                                                        5.38%         10/10/2006    $       318,274
     49,067    MORGAN STANLEY SERIES EXL+/-                                             5.40          08/15/2007             49,077
  1,294,313    MORTGAGE INTEREST NET TRUST                                              5.30          08/07/2006          1,293,174
     58,350    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42          12/11/2006             58,378
      9,548    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38          08/15/2006              9,528
     15,914    NORDEA NORTH AMERICA INCORPORATED                                        5.38          08/18/2006             15,874
     29,716    NORTH SEA FUNDING LLC++                                                  5.32          08/10/2006             29,677
     11,362    NORTH SEA FUNDING LLC                                                    5.47          10/23/2006             11,223
    530,456    NORTHERN ROCK PLC+/-++                                                   5.33          09/05/2007            530,509
    159,137    PARAGON MORTGAGES PLC+/-++                                               5.34          05/15/2007            159,137
     56,409    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22          08/09/2006             56,342
      3,756    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47          09/21/2006              3,727
     42,914    RACERS TRUST 2004-6-MM+/-++                                              5.42          01/22/2007             42,921
    180,016    RANGER FUNDING CORPORATION++                                             5.39          08/29/2006            179,272
    115,629    REGENCY MARKETS LLC++                                                    5.28          08/15/2006            115,391
    212,182    SLM CORPORATION+/-++                                                     5.36          05/04/2007            212,210
    180,355    STANFIELD VICTORIA FUNDING LLC                                           5.45          11/27/2006            177,210
    122,673    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37          10/25/2006            122,698
    530,456    TICONDEROGA FUNDING LLC++                                                5.40          08/30/2006            528,186
     61,331    TRAVELERS INSURANCE COMPANY+/-                                           5.42          02/09/2007             61,330
    265,228    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38          06/15/2007            265,201
    265,228    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36          03/09/2007            265,249
    212,182    VERSAILLES CDS LLC++                                                     5.34          08/10/2006            211,902
    245,442    WHISTLEJACKET CAPITAL LIMITED                                            5.30          08/01/2006            245,442
    308,407    WHISTLEJACKET CAPITAL LIMITED                                            5.33          08/02/2006            308,361
     27,690    WHISTLEJACKET CAPITAL LIMITED                                            5.40          09/11/2006             27,522
     40,559    WHITE PINE FINANCE                                                       5.32          08/08/2006             40,517
     11,956    YORKTOWN CAPITAL                                                         5.34          08/10/2006             11,940
                                                                                                                         26,625,710
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $27,184,682)                                                               27,184,682
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.96%
 22,985,937    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                               22,985,937

TOTAL SHORT-TERM INVESTMENTS (COST $22,985,937)                                                                          22,985,937
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $784,042,540)*                                 103.03%                                                        $   799,885,305

OTHER ASSETS AND LIABILITIES, NET                     (3.03)                                                            (23,489,152)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $   776,396,153
                                                     ======                                                         ===============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $22,985,937.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $792,944,908 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $  51,013,843
       GROSS UNREALIZED DEPRECIATION                    (44,073,446)
                                                      -------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $   6,940,397

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 99.37%

AMUSEMENT & RECREATION SERVICES - 0.21%
      5,732    HARRAH'S ENTERTAINMENT INCORPORATED                                                                  $       344,551
     10,520    INTERNATIONAL GAME TECHNOLOGY                                                                                406,703
                                                                                                                            751,254
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.39%
     17,064    GAP INCORPORATED                                                                                             296,061
     10,562    KOHL'S CORPORATION+                                                                                          598,126
     10,643    LIMITED BRANDS                                                                                               267,778
      6,681    NORDSTROM INCORPORATED                                                                                       229,158
                                                                                                                          1,391,123
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.11%
      3,492    JONES APPAREL GROUP INCORPORATED                                                                             103,363
      3,242    LIZ CLAIBORNE INCORPORATED                                                                                   114,605
      2,724    VF CORPORATION                                                                                               184,742
                                                                                                                            402,710
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.07%
      4,601    AUTONATION INCORPORATED+                                                                                      90,640
      1,659    AUTOZONE INCORPORATED+                                                                                       145,776
                                                                                                                            236,416
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.03%
      1,892    RYDER SYSTEM INCORPORATED                                                                                     95,357
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.23%
      3,765    CENTEX CORPORATION                                                                                           178,122
      8,439    D.R. HORTON INCORPORATED                                                                                     180,848
      2,338    KB HOME                                                                                                       99,412
      4,325    LENNAR CORPORATION CLASS A                                                                                   193,457
      6,607    PULTE HOMES INCORPORATED<<                                                                                   188,299
                                                                                                                            840,138
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.04%
     64,129    HOME DEPOT INCORPORATED                                                                                    2,225,917
     48,140    LOWE'S COMPANIES INCORPORATED                                                                              1,364,769
      3,456    SHERWIN-WILLIAMS COMPANY                                                                                     174,874
                                                                                                                          3,765,560
                                                                                                                    ---------------

BUSINESS SERVICES - 5.93%
     18,575    ADOBE SYSTEMS INCORPORATED+<<                                                                                529,573
      3,678    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                           187,321
      7,188    AUTODESK INCORPORATED+                                                                                       245,183
     17,882    AUTOMATIC DATA PROCESSING INCORPORATED                                                                       782,516
      6,603    BMC SOFTWARE INCORPORATED+<<                                                                                 154,642
     14,156    CA INCORPORATED<<                                                                                            296,710
     31,033    CENDANT CORPORATION                                                                                          465,805
      5,651    CITRIX SYSTEMS INCORPORATED+                                                                                 179,532
      5,827    COMPUTER SCIENCES CORPORATION+                                                                               305,277
     11,708    COMPUWARE CORPORATION+                                                                                        81,839
      4,347    CONVERGYS CORPORATION+                                                                                        82,941
     35,875    EBAY INCORPORATED+                                                                                           863,511
      9,498    ELECTRONIC ARTS INCORPORATED+                                                                                447,451
     16,085    ELECTRONIC DATA SYSTEMS CORPORATION                                                                          384,432
      3,989    EQUIFAX INCORPORATED                                                                                         128,765
     23,752    FIRST DATA CORPORATION                                                                                       970,269
      5,451    FISERV INCORPORATED+                                                                                         237,991
      6,394    GOOGLE INCORPORATED CLASS A+                                                                               2,471,920

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
BUSINESS SERVICES (CONTINUED)
      6,196    IMS HEALTH INCORPORATED                                                                              $       170,018
     13,534    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                               110,844
     10,601    INTUIT INCORPORATED+                                                                                         327,253
     17,552    JUNIPER NETWORKS INCORPORATED+                                                                               236,074
    272,191    MICROSOFT CORPORATION                                                                                      6,540,750
      3,982    MONSTER WORLDWIDE INCORPORATED+                                                                              159,280
      5,646    NCR CORPORATION+                                                                                             181,462
     10,518    NOVELL INCORPORATED+<<                                                                                        68,262
      5,293    OMNICOM GROUP INCORPORATED                                                                                   468,483
    120,824    ORACLE CORPORATION+<<                                                                                      1,808,735
      3,456    PARAMETRIC TECHNOLOGY CORPORATION+                                                                            53,430
      5,329    ROBERT HALF INTERNATIONAL INCORPORATED                                                                       172,446
    108,520    SUN MICROSYSTEMS INCORPORATED+                                                                               472,062
     32,115    SYMANTEC CORPORATION+                                                                                        557,838
     10,642    UNISYS CORPORATION+                                                                                           54,487
      7,605    VERISIGN INCORPORATED+                                                                                       136,358
     38,901    YAHOO! INCORPORATED+<<                                                                                     1,055,773
                                                                                                                         21,389,233
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.94%
     47,352    ABBOTT LABORATORIES                                                                                        2,262,005
      6,955    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                        444,633
      2,359    ALBERTO-CULVER COMPANY CLASS B                                                                               114,978
     36,586    AMGEN INCORPORATED+                                                                                        2,551,508
      3,405    AVERY DENNISON CORPORATION                                                                                   199,635
     13,970    AVON PRODUCTS INCORPORATED                                                                                   404,990
      3,293    BARR PHARMACEUTICALS INCORPORATED+                                                                           163,860
     10,668    BIOGEN IDEC INCORPORATED+<<                                                                                  449,336
     61,006    BRISTOL-MYERS SQUIBB COMPANY                                                                               1,462,314
      4,680    CLOROX COMPANY                                                                                               280,519
     15,968    COLGATE-PALMOLIVE COMPANY                                                                                    947,222
     29,838    DOW CHEMICAL COMPANY                                                                                       1,031,798
     28,583    E.I. DU PONT DE NEMOURS & COMPANY                                                                          1,133,602
      2,536    EASTMAN CHEMICAL COMPANY                                                                                     125,862
      5,650    ECOLAB INCORPORATED                                                                                          243,345
     35,063    ELI LILLY & COMPANY                                                                                        1,990,526
      3,686    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                                  137,562
     10,111    FOREST LABORATORIES INCORPORATED+<<                                                                          468,240
      8,077    GENZYME CORPORATION+                                                                                         551,498
     14,117    GILEAD SCIENCES INCORPORATED+                                                                                867,913
      4,846    HOSPIRA INCORPORATED+                                                                                        211,722
      2,451    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                               90,687
      7,514    KING PHARMACEUTICALS INCORPORATED+<<                                                                         127,888
      7,717    MEDIMMUNE INCORPORATED+                                                                                      195,857
     67,714    MERCK & COMPANY INCORPORATED                                                                               2,726,843
     16,788    MONSANTO COMPANY                                                                                             721,716
      6,522    MYLAN LABORATORIES INCORPORATED                                                                              143,223
    227,339    PFIZER INCORPORATED                                                                                        5,908,541
      5,138    PPG INDUSTRIES INCORPORATED                                                                                  316,193
     10,025    PRAXAIR INCORPORATED                                                                                         549,771
    101,810    PROCTER & GAMBLE COMPANY                                                                                   5,721,722
      4,509    ROHM & HAAS COMPANY                                                                                          207,955
     45,951    SCHERING-PLOUGH CORPORATION                                                                                  939,238
      2,077    SIGMA-ALDRICH CORPORATION                                                                                    144,351
     41,759    WYETH                                                                                                      2,024,059
                                                                                                                         35,861,112
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COAL MINING - 0.07%
      5,683    CONSOL ENERGY INCORPORATED                                                                           $       233,912
                                                                                                                    ---------------

COMMUNICATIONS - 4.25%
     12,072    ALLTEL CORPORATION                                                                                           666,012
    120,627    AT&T INCORPORATED                                                                                          3,617,604
     12,752    AVAYA INCORPORATED+                                                                                          118,084
     56,119    BELLSOUTH CORPORATION                                                                                      2,198,181
      3,603    CENTURYTEL INCORPORATED                                                                                      138,968
     15,614    CLEAR CHANNEL COMMUNICATIONS INCORPORATED<<                                                                  452,025
     65,553    COMCAST CORPORATION CLASS A+<<                                                                             2,253,712
      4,625    EMBARQ CORPORATION+                                                                                          209,281
     48,567    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                           388,050
     92,427    SPRINT NEXTEL CORPORATION<<                                                                                1,830,055
      6,920    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                               231,128
     90,509    VERIZON COMMUNICATIONS INCORPORATED                                                                        3,061,015
     14,706    WINDSTREAM CORPORATION                                                                                       184,266
                                                                                                                         15,348,381
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 11.00%
     10,737    AMSOUTH BANCORPORATION                                                                                       307,722
    141,587    BANK OF AMERICA CORPORATION                                                                                7,295,978
     23,944    BANK OF NEW YORK COMPANY INCORPORATED                                                                        804,758
     17,064    BB&T CORPORATION                                                                                             716,517
    154,237    CITIGROUP INCORPORATED                                                                                     7,451,189
      5,039    COMERICA INCORPORATED                                                                                        295,033
      5,714    COMMERCE BANCORP INCORPORATED<<                                                                              194,105
      4,006    COMPASS BANCSHARES INCORPORATED                                                                              236,114
     17,265    FIFTH THIRD BANCORP                                                                                          658,487
      3,823    FIRST HORIZON NATIONAL CORPORATION<<                                                                         160,184
      7,946    GOLDEN WEST FINANCIAL CORPORATION                                                                            585,302
      7,609    HUNTINGTON BANCSHARES INCORPORATED                                                                           185,279
    107,801    JPMORGAN CHASE & COMPANY                                                                                   4,917,882
     12,540    KEYCORP                                                                                                      462,726
      2,448    M&T BANK CORPORATION                                                                                         298,460
      6,990    MARSHALL & ILSLEY CORPORATION                                                                                328,320
     12,830    MELLON FINANCIAL CORPORATION                                                                                 449,050
     16,830    NATIONAL CITY CORPORATION                                                                                    605,880
     14,432    NORTH FORK BANCORPORATION INCORPORATED                                                                       408,859
      5,750    NORTHERN TRUST CORPORATION                                                                                   328,325
      9,183    PNC FINANCIAL SERVICES GROUP                                                                                 650,524
     14,151    REGIONS FINANCIAL CORPORATION                                                                                513,540
     11,675    SOVEREIGN BANCORP INCORPORATED                                                                               240,972
     10,311    STATE STREET CORPORATION                                                                                     619,279
     11,281    SUNTRUST BANKS INCORPORATED                                                                                  889,732
     10,013    SYNOVUS FINANCIAL CORPORATION                                                                                282,967
     55,222    US BANCORP                                                                                                 1,767,104
     49,904    WACHOVIA CORPORATION<<                                                                                     2,676,352
     29,808    WASHINGTON MUTUAL INCORPORATED                                                                             1,332,418
     52,124    WELLS FARGO & COMPANY++                                                                                    3,770,650
      3,292    ZIONS BANCORPORATION                                                                                         270,405
                                                                                                                         39,704,113
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.58%
      4,000    DARDEN RESTAURANTS INCORPORATED                                                                              135,200
     38,660    MCDONALD'S CORPORATION                                                                                     1,368,177
      3,618    WENDY'S INTERNATIONAL INCORPORATED                                                                           217,659
      8,437    YUM! BRANDS INCORPORATED                                                                                     379,665
                                                                                                                          2,100,701
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------


SHARES         SECURITY NAME                                                                                             VALUE
EDUCATIONAL SERVICES - 0.06%
      4,341    APOLLO GROUP INCORPORATED CLASS A+                                                                   $       205,416
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.03%
     20,425    AES CORPORATION+                                                                                             405,641
      5,067    ALLEGHENY ENERGY INCORPORATED+                                                                               208,000
      7,504    ALLIED WASTE INDUSTRIES INCORPORATED+                                                                         76,241
      6,371    AMEREN CORPORATION                                                                                           328,107
     12,221    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                                 441,423
      9,660    CENTERPOINT ENERGY INCORPORATED                                                                              132,728
     10,082    CITIZENS COMMUNICATIONS COMPANY                                                                              129,352
      6,861    CMS ENERGY CORPORATION+                                                                                       96,123
      7,625    CONSOLIDATED EDISON INCORPORATED<<                                                                           357,384
      5,552    CONSTELLATION ENERGY GROUP INCORPORATED                                                                      321,516
     10,782    DOMINION RESOURCES INCORPORATED<<                                                                            846,171
      5,515    DTE ENERGY COMPANY                                                                                           233,395
     38,316    DUKE ENERGY CORPORATION                                                                                    1,161,741
     11,451    DYNEGY INCORPORATED CLASS A+                                                                                  64,469
     10,108    EDISON INTERNATIONAL                                                                                         418,269
     21,585    EL PASO CORPORATION                                                                                          345,360
      6,451    ENTERGY CORPORATION                                                                                          497,372
     20,740    EXELON CORPORATION                                                                                         1,200,846
     10,233    FIRSTENERGY CORPORATION                                                                                      573,048
     12,542    FPL GROUP INCORPORATED<<                                                                                     541,062
      5,428    KEYSPAN CORPORATION                                                                                          218,586
      3,233    KINDER MORGAN INCORPORATED                                                                                   329,766
      1,376    NICOR INCORPORATED<<                                                                                          60,296
      8,459    NISOURCE INCORPORATED                                                                                        192,442
      1,191    PEOPLES ENERGY CORPORATION                                                                                    50,272
     10,771    PG&E CORPORATION<<                                                                                           448,935
      3,077    PINNACLE WEST CAPITAL CORPORATION                                                                            132,342
     11,805    PPL CORPORATION                                                                                              401,606
      7,848    PROGRESS ENERGY INCORPORATED                                                                                 341,780
      7,802    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                                 526,089
      8,038    SEMPRA ENERGY                                                                                                387,914
      6,477    TECO ENERGY INCORPORATED                                                                                     103,243
     23,022    THE SOUTHERN COMPANY                                                                                         777,683
     14,346    TXU CORPORATION                                                                                              921,444
     16,912    WASTE MANAGEMENT INCORPORATED                                                                                581,435
     18,465    WILLIAMS COMPANIES INCORPORATED                                                                              447,776
     12,580    XCEL ENERGY INCORPORATED<<                                                                                   252,103
                                                                                                                         14,551,960
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.23%
      3,637    ADC TELECOMMUNICATIONS INCORPORATED+<<                                                                        44,480
     15,019    ADVANCED MICRO DEVICES INCORPORATED+<<                                                                       291,218
     11,147    ALTERA CORPORATION+                                                                                          192,955
      5,263    AMERICAN POWER CONVERSION CORPORATION<<                                                                       88,839
     11,205    ANALOG DEVICES INCORPORATED<<                                                                                362,258
      4,952    ANDREW CORPORATION+                                                                                           41,844
     14,211    BROADCOM CORPORATION CLASS A+                                                                                340,922
     18,233    CIENA CORPORATION+                                                                                            66,186
    189,401    CISCO SYSTEMS INCORPORATED+                                                                                3,380,808
      6,267    COMVERSE TECHNOLOGY INCORPORATED+                                                                            121,454
      2,866    COOPER INDUSTRIES LIMITED CLASS A                                                                            246,935
     12,735    EMERSON ELECTRIC COMPANY                                                                                   1,005,046
     12,589    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                                359,038
    322,620    GENERAL ELECTRIC COMPANY                                                                                  10,546,448

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
      2,075    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                         $       166,415
    180,478    INTEL CORPORATION                                                                                          3,248,604
      5,524    JABIL CIRCUIT INCORPORATED                                                                                   127,604
     52,274    JDS UNIPHASE CORPORATION+                                                                                    111,344
      6,176    KLA-TENCOR CORPORATION<<                                                                                     260,565
      3,784    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                     278,692
      9,420    LINEAR TECHNOLOGY CORPORATION                                                                                304,737
     12,308    LSI LOGIC CORPORATION+                                                                                       100,926
    138,993    LUCENT TECHNOLOGIES INCORPORATED+<<                                                                          296,055
      9,949    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                       292,302
     22,497    MICRON TECHNOLOGY INCORPORATED+                                                                              350,728
      4,404    MOLEX INCORPORATED                                                                                           139,695
     76,632    MOTOROLA INCORPORATED                                                                                      1,744,144
     10,474    NATIONAL SEMICONDUCTOR CORPORATION                                                                           243,625
     11,608    NETWORK APPLIANCE INCORPORATED+                                                                              344,641
      3,947    NOVELLUS SYSTEMS INCORPORATED+<<                                                                              99,899
     10,937    NVIDIA CORPORATION+                                                                                          242,036
      6,406    PMC-SIERRA INCORPORATED+                                                                                      32,735
      5,002    QLOGIC CORPORATION+                                                                                           87,485
     52,004    QUALCOMM INCORPORATED                                                                                      1,833,661
      5,308    ROCKWELL COLLINS INCORPORATED                                                                                283,288
     16,531    SANMINA-SCI CORPORATION+                                                                                      57,197
     13,902    TELLABS INCORPORATED+                                                                                        130,679
     48,339    TEXAS INSTRUMENTS INCORPORATED                                                                             1,439,535
      2,419    WHIRLPOOL CORPORATION                                                                                        186,723
     10,657    XILINX INCORPORATED<<                                                                                        216,231
                                                                                                                         29,707,977
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.36%
      2,716    FLUOR CORPORATION                                                                                            238,546
      7,578    MOODY'S CORPORATION                                                                                          415,881
     10,368    PAYCHEX INCORPORATED                                                                                         354,378
      5,041    QUEST DIAGNOSTICS INCORPORATED                                                                               303,065
                                                                                                                          1,311,870
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.31%
      3,248    BALL CORPORATION                                                                                             124,398
      4,549    FORTUNE BRANDS INCORPORATED                                                                                  329,894
     12,849    ILLINOIS TOOL WORKS INCORPORATED                                                                             587,585
      1,802    SNAP-ON INCORPORATED                                                                                          75,702
                                                                                                                          1,117,579
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.03%
      6,566    JANUS CAPITAL GROUP INCORPORATED                                                                             106,304
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.33%
     23,976    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                      1,154,444
     20,304    ARCHER-DANIELS-MIDLAND COMPANY                                                                               893,376
      5,749    CAMPBELL SOUP COMPANY                                                                                        210,873
      9,416    COCA-COLA ENTERPRISES INCORPORATED                                                                           202,067
     16,113    CONAGRA FOODS INCORPORATED                                                                                   346,429
      6,170    CONSTELLATION BRANDS INCORPORATED CLASS A+                                                                   150,918
     11,043    GENERAL MILLS INCORPORATED                                                                                   573,132
     10,394    H.J. HEINZ COMPANY                                                                                           436,236
      3,525    HERCULES INCORPORATED+                                                                                        48,998
      5,510    HERSHEY FOODS CORPORATION                                                                                    302,885
      7,565    KELLOGG COMPANY                                                                                              364,406
      4,110    MCCORMICK & COMPANY INCORPORATED                                                                             144,097
      1,786    MOLSON COORS BREWING COMPANY                                                                                 127,610

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
      4,160    PEPSI BOTTLING GROUP INCORPORATED                                                                    $       138,320
     51,270    PEPSICO INCORPORATED                                                                                       3,249,493
     23,583    SARA LEE CORPORATION                                                                                         398,553
     63,588    THE COCA-COLA COMPANY<<                                                                                    2,829,666
      7,816    TYSON FOODS INCORPORATED CLASS A                                                                             110,596
      6,887    WM. WRIGLEY JR. COMPANY                                                                                      315,838
                                                                                                                         11,997,937
                                                                                                                    ---------------

FOOD STORES - 0.55%
     22,446    KROGER COMPANY<<                                                                                             514,687
     13,964    SAFEWAY INCORPORATED<<                                                                                       392,109
     23,812    STARBUCKS CORPORATION+                                                                                       815,799
      4,346    WHOLE FOODS MARKET INCORPORATED                                                                              249,938
                                                                                                                          1,972,533
                                                                                                                    ---------------

FORESTRY - 0.12%
      7,639    WEYERHAEUSER COMPANY                                                                                         448,104
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.19%
      5,656    LEGGETT & PLATT INCORPORATED<<                                                                               129,070
     12,323    MASCO CORPORATION                                                                                            329,394
      8,587    NEWELL RUBBERMAID INCORPORATED                                                                               226,353
                                                                                                                            684,817
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.88%
      3,537    BIG LOTS INCORPORATED+<<                                                                                      57,158
      9,672    DOLLAR GENERAL CORPORATION<<                                                                                 129,798
      4,819    FAMILY DOLLAR STORES INCORPORATED                                                                            109,488
     17,164    FEDERATED DEPARTMENT STORES INCORPORATED                                                                     602,629
      7,286    J.C. PENNEY COMPANY INCORPORATED                                                                             458,727
      3,009    SEARS HOLDINGS CORPORATION+                                                                                  412,985
     26,787    TARGET CORPORATION                                                                                         1,230,059
     14,179    TJX COMPANIES INCORPORATED                                                                                   345,542
     77,575    WAL-MART STORES INCORPORATED                                                                               3,452,087
                                                                                                                          6,798,473
                                                                                                                    ---------------

HEALTH SERVICES - 0.56%
     13,726    CAREMARK RX INCORPORATED                                                                                     724,733
     12,660    HCA INCORPORATED                                                                                             622,366
      7,470    HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A                                                            151,865
      3,868    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                                  249,176
      2,451    MANOR CARE INCORPORATED                                                                                      122,672
     14,602    TENET HEALTHCARE CORPORATION+                                                                                 86,444
      3,164    WATSON PHARMACEUTICALS INCORPORATED+                                                                          70,842
                                                                                                                          2,028,098
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.99%
      3,015    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                            144,991
      6,631    ARCHSTONE-SMITH TRUST<<                                                                                      347,929
      2,833    BOSTON PROPERTIES INCORPORATED                                                                               278,201
     11,359    EQUITY OFFICE PROPERTIES TRUST<<                                                                             430,620
      9,036    EQUITY RESIDENTIAL<<                                                                                         420,264
      6,564    KIMCO REALTY CORPORATION                                                                                     257,571
      5,719    PLUM CREEK TIMBER COMPANY                                                                                    194,789
      7,600    PROLOGIS<<                                                                                                   420,660
      2,567    PUBLIC STORAGE INCORPORATED<<                                                                                206,105
      5,687    SIMON PROPERTY GROUP INCORPORATED<<                                                                          486,409
      3,689    VORNADO REALTY TRUST                                                                                         385,685
                                                                                                                          3,573,224
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.29%
      8,756    BED BATH & BEYOND INCORPORATED+                                                                      $       293,151
     12,490    BEST BUY COMPANY INCORPORATED                                                                                566,297
      4,671    CIRCUIT CITY STORES INCORPORATED                                                                             114,439
      4,198    RADIO SHACK CORPORATION<<                                                                                     67,882
                                                                                                                          1,041,769
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.27%
     10,262    HILTON HOTELS CORPORATION<<                                                                                  245,570
     10,145    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                                  356,901
      6,739    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED<<                                                           354,336
                                                                                                                            956,807
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.28%
     23,391    3M COMPANY                                                                                                 1,646,726
      5,488    AMERICAN STANDARD COMPANIES INCORPORATED                                                                     212,001
     26,387    APPLE COMPUTER INCORPORATED+                                                                               1,793,261
     48,518    APPLIED MATERIALS INCORPORATED<<                                                                             763,673
     10,572    BAKER HUGHES INCORPORATED                                                                                    845,231
      2,357    BLACK & DECKER CORPORATION                                                                                   166,192
     20,775    CATERPILLAR INCORPORATED                                                                                   1,472,324
      1,440    CUMMINS INCORPORATED<<                                                                                       168,480
      7,277    DEERE & COMPANY                                                                                              528,092
     70,479    DELL INCORPORATED+<<                                                                                       1,527,985
      6,325    DOVER CORPORATION                                                                                            298,161
      4,660    EATON CORPORATION                                                                                            298,706
     73,363    EMC CORPORATION+                                                                                             744,635
     86,548    HEWLETT-PACKARD COMPANY                                                                                    2,761,747
     10,208    INGERSOLL-RAND COMPANY CLASS A                                                                               365,446
     48,102    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                3,723,576
      3,267    LEXMARK INTERNATIONAL INCORPORATED+                                                                          176,581
      5,428    NATIONAL-OILWELL VARCO INCORPORATED+<<                                                                       363,893
      3,873    PALL CORPORATION                                                                                             101,008
      3,732    PARKER HANNIFIN CORPORATION                                                                                  269,600
      6,887    PITNEY BOWES INCORPORATED                                                                                    284,571
      6,060    SANDISK CORPORATION+                                                                                         282,760
     28,371    SOLECTRON CORPORATION+                                                                                        85,680
      2,193    STANLEY WORKS                                                                                                 99,496
      7,873    SYMBOL TECHNOLOGIES INCORPORATED                                                                              86,997
                                                                                                                         19,066,822
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.34%
      9,886    AON CORPORATION                                                                                              338,398
      5,108    HUMANA INCORPORATED+                                                                                         285,690
     17,046    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                      460,753
      9,289    UNUMPROVIDENT CORPORATION                                                                                    150,761
                                                                                                                          1,235,602
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.69%
     10,089    ACE LIMITED                                                                                                  519,886
     17,591    AETNA INCORPORATED                                                                                           553,941
     15,470    AFLAC INCORPORATED                                                                                           682,846
     19,712    ALLSTATE CORPORATION                                                                                       1,120,036
      3,280    AMBAC FINANCIAL GROUP INCORPORATED                                                                           272,601
     80,588    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                  4,889,274
     12,873    CHUBB CORPORATION<<                                                                                          649,057
      3,715    CIGNA CORPORATION                                                                                            338,994
      5,376    CINCINNATI FINANCIAL CORPORATION                                                                             253,532
     11,318    GENWORTH FINANCIAL INCORPORATED                                                                              388,207

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
INSURANCE CARRIERS (CONTINUED)
      9,403    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED<<                                                     $       797,750
      8,908    LINCOLN NATIONAL CORPORATION                                                                                 504,905
     12,597    LOEWS CORPORATION                                                                                            466,845
      4,180    MBIA INCORPORATED<<                                                                                          245,826
     23,537    METLIFE INCORPORATED<<                                                                                     1,223,924
      2,712    MGIC INVESTMENT CORPORATION                                                                                  154,340
      8,593    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                       464,022
     24,277    PROGRESSIVE CORPORATION                                                                                      587,261
     15,264    PRUDENTIAL FINANCIAL INCORPORATED<<                                                                        1,200,361
      3,698    SAFECO CORPORATION                                                                                           198,656
     21,601    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                    989,326
      3,113    TORCHMARK CORPORATION                                                                                        188,243
     41,791    UNITEDHEALTH GROUP INCORPORATED                                                                            1,998,863
     19,776    WELLPOINT INCORPORATED+                                                                                    1,473,312
      5,593    XL CAPITAL LIMITED CLASS A                                                                                   356,274
                                                                                                                         20,518,282
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.10%
     11,943    COACH INCORPORATED+                                                                                          342,884
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
      3,294    LOUISIANA-PACIFIC CORPORATION                                                                                 65,880
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.72%
     13,211    AGILENT TECHNOLOGIES INCORPORATED+                                                                           375,721
      4,736    ALLERGAN INCORPORATED                                                                                        510,777
      5,741    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                                 184,573
      1,668    BAUSCH & LOMB INCORPORATED<<                                                                                  78,896
     20,315    BAXTER INTERNATIONAL INCORPORATED                                                                            853,230
      7,673    BECTON DICKINSON & COMPANY                                                                                   505,804
      7,634    BIOMET INCORPORATED                                                                                          251,464
     37,697    BOSTON SCIENTIFIC CORPORATION+                                                                               641,226
      3,212    C.R. BARD INCORPORATED                                                                                       227,956
      7,319    DANAHER CORPORATION<<                                                                                        477,199
      8,911    EASTMAN KODAK COMPANY<<                                                                                      198,270
      3,851    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                                              285,398
     37,448    MEDTRONIC INCORPORATED                                                                                     1,891,873
      1,649    MILLIPORE CORPORATION+<<                                                                                     103,310
      3,928    PERKINELMER INCORPORATED                                                                                      70,822
     13,843    RAYTHEON COMPANY                                                                                             623,904
      5,507    ROCKWELL AUTOMATION INCORPORATED<<                                                                           341,324
     11,199    ST. JUDE MEDICAL INCORPORATED+                                                                               413,243
      9,072    STRYKER CORPORATION                                                                                          412,867
      2,595    TEKTRONIX INCORPORATED                                                                                        70,766
      6,149    TERADYNE INCORPORATED+                                                                                        80,798
      5,078    THERMO ELECTRON CORPORATION+                                                                                 187,937
      3,211    WATERS CORPORATION+                                                                                          130,623
     28,490    XEROX CORPORATION+                                                                                           401,424
      7,698    ZIMMER HOLDINGS INCORPORATED+                                                                                486,821
                                                                                                                          9,806,226
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
      4,979    COVENTRY HEALTH CARE INCORPORATED+                                                                           262,393
                                                                                                                    ---------------

METAL MINING - 0.44%
      5,847    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                          319,012
     13,927    NEWMONT MINING CORPORATION<<                                                                                 713,480
      6,323    PHELPS DODGE CORPORATION                                                                                     552,251
                                                                                                                          1,584,743
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
      3,121    VULCAN MATERIALS COMPANY                                                                             $       209,013
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.18%
      5,341    HASBRO INCORPORATED                                                                                           99,877
     91,868    JOHNSON & JOHNSON                                                                                          5,746,343
     12,083    MATTEL INCORPORATED<<                                                                                        217,977
      4,363    TIFFANY & COMPANY                                                                                            137,827
     63,187    TYCO INTERNATIONAL LIMITED                                                                                 1,648,549
                                                                                                                          7,850,573
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.26%
      9,593    AMAZON.COM INCORPORATED+<<                                                                                   257,956
     14,620    COSTCO WHOLESALE CORPORATION                                                                                 771,351
     25,391    CVS CORPORATION                                                                                              830,794
      1,917    DILLARDS INCORPORATED CLASS A<<                                                                               57,567
      4,561    EXPRESS SCRIPTS INCORPORATED+                                                                                351,334
      8,926    OFFICE DEPOT INCORPORATED+                                                                                   321,782
     22,591    STAPLES INCORPORATED                                                                                         488,407
     31,340    WALGREEN COMPANY                                                                                           1,466,085
                                                                                                                          4,545,276
                                                                                                                    ---------------

MOTION PICTURES - 1.56%
     73,392    NEWS CORPORATION CLASS A                                                                                   1,412,062
    132,856    TIME WARNER INCORPORATED                                                                                   2,192,124
     68,096    WALT DISNEY COMPANY<<                                                                                      2,021,770
                                                                                                                          5,625,956
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.64%
     33,652    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                                 2,318,959
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.94%
     38,280    AMERICAN EXPRESS COMPANY                                                                                   1,992,857
      9,402    CAPITAL ONE FINANCIAL CORPORATION<<                                                                          727,245
      6,184    CIT GROUP INCORPORATED                                                                                       283,907
     18,852    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                          675,467
     30,030    FANNIE MAE                                                                                                 1,438,737
     21,438    FREDDIE MAC                                                                                                1,240,403
     12,747    SLM CORPORATION                                                                                              641,174
                                                                                                                          6,999,790
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.22%
     14,226    ANADARKO PETROLEUM CORPORATION                                                                               650,697
     10,249    APACHE CORPORATION                                                                                           722,247
      9,974    BJ SERVICES COMPANY<<                                                                                        361,757
     12,788    CHESAPEAKE ENERGY CORPORATION<<                                                                              420,725
     13,651    DEVON ENERGY CORPORATION<<                                                                                   882,401
      7,526    EOG RESOURCES INCORPORATED                                                                                   558,053
     32,030    HALLIBURTON COMPANY                                                                                        1,068,521
      7,043    KERR-MCGEE CORPORATION                                                                                       494,419
      9,630    NABORS INDUSTRIES LIMITED+<<                                                                                 340,132
      4,274    NOBLE CORPORATION                                                                                            306,659
     13,287    OCCIDENTAL PETROLEUM CORPORATION<<                                                                         1,431,674
      3,419    ROWAN COMPANIES INCORPORATED                                                                                 115,802
     36,606    SCHLUMBERGER LIMITED<<                                                                                     2,447,111
     10,080    TRANSOCEAN INCORPORATED+                                                                                     778,478
     10,817    WEATHERFORD INTERNATIONAL LIMITED+                                                                           506,668
     11,297    XTO ENERGY INCORPORATED                                                                                      530,846
                                                                                                                         11,616,190
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
PAPER & ALLIED PRODUCTS - 0.55%
      3,252    BEMIS COMPANY INCORPORATED                                                                           $        99,836
     15,294    INTERNATIONAL PAPER COMPANY                                                                                  525,043
     14,264    KIMBERLY-CLARK CORPORATION                                                                                   870,817
      5,620    MEADWESTVACO CORPORATION                                                                                     146,795
      2,206    OFFICEMAX INCORPORATED                                                                                        90,689
      4,379    PACTIV CORPORATION+                                                                                          107,329
      3,428    TEMPLE-INLAND INCORPORATED                                                                                   145,827
                                                                                                                          1,986,336
                                                                                                                    ---------------

PERSONAL SERVICES - 0.11%
      4,277    CINTAS CORPORATION                                                                                           150,978
     10,189    H & R BLOCK INCORPORATED                                                                                     231,800
                                                                                                                            382,778
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 6.70%
      2,204    ASHLAND INCORPORATED                                                                                         146,588
     68,770    CHEVRONTEXACO CORPORATION                                                                                  4,523,691
     51,212    CONOCOPHILLIPS                                                                                             3,515,192
    187,717    EXXON MOBIL CORPORATION                                                                                   12,715,950
      7,481    HESS CORPORATION<<                                                                                           395,745
     11,244    MARATHON OIL CORPORATION                                                                                   1,019,156
      5,153    MURPHY OIL CORPORATION                                                                                       265,173
      4,114    SUNOCO INCORPORATED                                                                                          286,087
     19,095    VALERO ENERGY CORPORATION                                                                                  1,287,576
                                                                                                                         24,155,158
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.48%
     26,995    ALCOA INCORPORATED                                                                                           808,500
      2,706    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                          172,886
      9,667    NUCOR CORPORATION                                                                                            513,995
      3,875    UNITED STATES STEEL CORPORATION                                                                              244,396
                                                                                                                          1,739,777
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
     23,967    CBS CORPORATION CLASS B                                                                                      657,415
      1,833    DOW JONES & COMPANY INCORPORATED                                                                              64,228
      2,638    E.W. SCRIPPS COMPANY CLASS A                                                                                 112,722
      7,378    GANNETT COMPANY INCORPORATED                                                                                 384,541
     11,101    MCGRAW-HILL COMPANIES INCORPORATED                                                                           624,986
      1,311    MEREDITH CORPORATION                                                                                          61,919
      4,494    NEW YORK TIMES COMPANY CLASS A<<                                                                              99,632
      6,704    RR DONNELLEY & SONS COMPANY                                                                                  195,690
      6,794    TRIBUNE COMPANY                                                                                              201,850
     22,370    VIACOM INCORPORATED CLASS B+                                                                                 779,594
                                                                                                                          3,182,577
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.68%
     11,313    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                     779,579
      6,874    CSX CORPORATION                                                                                              417,114
     12,866    NORFOLK SOUTHERN CORPORATION                                                                                 558,642
      8,344    UNION PACIFIC CORPORATION                                                                                    709,240
                                                                                                                          2,464,575
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.05%
      2,531    SEALED AIR CORPORATION                                                                                       119,564
      5,497    THE GOODYEAR TIRE & RUBBER COMPANY+<<                                                                         60,467
                                                                                                                            180,031
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.86%
      7,582    AMERIPRISE FINANCIAL INCORPORATED                                                                    $       338,157
      3,741    BEAR STEARNS COMPANIES INCORPORATED                                                                          530,736
     32,011    CHARLES SCHWAB CORPORATION                                                                                   508,335
     13,230    E*TRADE FINANCIAL CORPORATION+                                                                               308,391
      2,618    FEDERATED INVESTORS INCORPORATED CLASS B                                                                      81,184
      4,758    FRANKLIN RESOURCES INCORPORATED                                                                              435,119
     13,404    GOLDMAN SACHS GROUP INCORPORATED                                                                           2,047,461
      4,097    LEGG MASON INCORPORATED<<                                                                                    341,977
     16,612    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                      1,078,949
     28,668    MERRILL LYNCH & COMPANY INCORPORATED                                                                       2,087,604
     33,231    MORGAN STANLEY                                                                                             2,209,861
      8,239    T. ROWE PRICE GROUP INCORPORATED                                                                             340,353
                                                                                                                         10,308,127
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.26%
     48,324    CORNING INCORPORATED+                                                                                        921,539
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.60%
     64,786    ALTRIA GROUP INCORPORATED                                                                                  5,180,936
      2,659    REYNOLDS AMERICAN INCORPORATED<<                                                                             337,108
      5,007    UST INCORPORATED<<                                                                                           253,104
                                                                                                                          5,771,148
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.38%
      9,466    FEDEX CORPORATION                                                                                            991,185
     21,912    SOUTHWEST AIRLINES COMPANY                                                                                   394,197
                                                                                                                          1,385,382
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.98%
     24,807    BOEING COMPANY                                                                                             1,920,558
      2,934    BRUNSWICK CORPORATION                                                                                         86,758
     58,203    FORD MOTOR COMPANY                                                                                           388,214
     12,524    GENERAL DYNAMICS CORPORATION                                                                                 839,359
     17,547    GENERAL MOTORS CORPORATION<<                                                                                 565,540
      5,357    GENUINE PARTS COMPANY                                                                                        223,065
      3,844    GOODRICH CORPORATION                                                                                         155,182
      8,335    HARLEY-DAVIDSON INCORPORATED                                                                                 475,095
     25,687    HONEYWELL INTERNATIONAL INCORPORATED                                                                         994,087
      5,738    ITT INDUSTRIES INCORPORATED                                                                                  290,056
      6,048    JOHNSON CONTROLS INCORPORATED                                                                                464,245
     10,987    LOCKHEED MARTIN CORPORATION                                                                                  875,444
      1,914    NAVISTAR INTERNATIONAL CORPORATION+                                                                           42,797
     10,665    NORTHROP GRUMMAN CORPORATION                                                                                 705,916
      5,172    PACCAR INCORPORATED<<                                                                                        417,639
      4,036    TEXTRON INCORPORATED                                                                                         362,877
     31,363    UNITED TECHNOLOGIES CORPORATION                                                                            1,950,465
                                                                                                                         10,757,297
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.02%
      4,118    SABRE HOLDINGS CORPORATION                                                                                    85,243
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.15%
     13,475    CARNIVAL CORPORATION                                                                                         524,986
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.02%
      6,512    AMERISOURCEBERGEN CORPORATION<<                                                                              280,016
      2,580    BROWN-FORMAN CORPORATION CLASS B                                                                             189,501
     12,958    CARDINAL HEALTH INCORPORATED                                                                                 868,186
      4,219    DEAN FOODS COMPANY+<<                                                                                        158,339

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
WHOLESALE TRADE NON-DURABLE GOODS (CONTINUED)
      9,435    MCKESSON CORPORATION                                                                                 $       475,430
      9,359    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                         555,269
      5,857    NIKE INCORPORATED CLASS B                                                                                    462,703
      6,345    SUPERVALU INCORPORATED                                                                                       172,013
     19,190    SYSCO CORPORATION                                                                                            529,644
                                                                                                                          3,691,101
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.08%
      4,301    PATTERSON COMPANIES INCORPORATED+                                                                            143,051
      2,367    W.W. GRAINGER INCORPORATED                                                                                   146,967
                                                                                                                            290,018
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $203,445,933)                                                                                 358,497,540
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.72%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.20%
    513,836    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                       513,836
    207,558    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                              207,558
                                                                                                                            721,394
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.52%
$    87,025    ALLIANCE & LEICESTER PLC                                                 5.52%         10/25/2006             85,932
    123,227    AMERICAN GENERAL FINANCE+/-++                                            5.40          08/15/2007            123,288
    346,595    AQUIFER FUNDING LIMITED                                                  5.32          08/03/2006            346,495
    684,592    AQUIFER FUNDING LIMITED++                                                5.32          08/04/2006            684,291
     39,734    AQUIFER FUNDING LIMITED++                                                5.33          08/07/2006             39,699
    684,592    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.33          11/03/2006            684,592
    342,296    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.37          10/20/2006            342,296
    342,296    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.38          12/22/2006            342,296
    205,378    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31          08/04/2006            205,378
    342,296    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37          04/25/2007            342,296
    266,553    ATOMIUM FUNDING CORPORATION++                                            5.25          08/07/2006            266,318
  1,451,335    ATOMIUM FUNDING CORPORATION++                                            5.32          08/02/2006          1,451,118
    342,296    BANCO SANTANDER TOTTA LN+/-++                                            5.37          08/16/2007            342,238
    342,296    BANK OF AMERICA NA SERIES BKNT+/-                                        5.36          06/19/2007            342,286
    410,755    BEAR STEARNS & COMPANY+/-                                                5.37          10/04/2006            410,755
     41,076    BEAR STEARNS & COMPANY SERIES EXL+/-                                     5.38          08/05/2006             41,076
    410,755    BHP BILLITON FINANCE (USA) BV                                            5.39          08/11/2006            410,151
    366,560    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $366,615)                                                5.36          08/01/2006            366,560
      8,448    BUCKINGHAM II CDO                                                        5.32          08/04/2006              8,444
    164,302    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31          08/02/2006            164,277
    424,447    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36          08/11/2006            423,823
    232,761    CAIRN HIGH GRADE FUNDING I LLC                                           5.37          08/14/2006            232,317
    162,960    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15          08/14/2006            162,649
    494,933    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36          08/21/2006            493,478
     27,384    CHEYNE FINANCE LLC++                                                     5.32          08/10/2006             27,348
    342,296    CHEYNE FINANCE LLC+/-++                                                  5.47          07/16/2007            342,262
    876,278    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                          5.34          08/14/2007            876,278
    886,547    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40          08/28/2006            883,018

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   238,923    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42%         08/22/2006    $       238,184
     54,055    CULLINAN FINANCE CORPORATION++                                           5.44          09/13/2006             53,712
    342,296    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13          11/15/2006            342,320
    684,592    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35          06/25/2007            684,489
    314,912    DEER VALLEY FUNDING LLC                                                  5.33          08/09/2006            314,541
  1,338,460    DEER VALLEY FUNDING LLC++                                                5.34          08/07/2006          1,337,282
    454,295    DNB NOR BANK ASA                                                         5.32          08/01/2006            454,295
     13,692    EDISON ASSET SECURITIZATION                                              5.49          12/11/2006             13,425
    684,592    EUREKA SECURITIZATION INCORPORATED++                                     5.26          08/10/2006            683,689
    342,296    FCAR OWNER TRUST SERIES II                                               5.30          08/08/2006            341,947
  2,738,369    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $2,738,777)                                              5.36          08/01/2006          2,738,369
     54,767    FIVE FINANCE INCORPORATED                                                5.30          08/07/2006             54,719
    479,899    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24          08/14/2006            478,983
     48,894    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.40          08/21/2006             48,750
     17,115    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51          11/06/2006             16,870
     17,115    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54          11/27/2006             16,816
     30,122    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55          10/27/2006             29,735
  1,014,949    FOX TROT CDO LIMITED++                                                   5.34          08/01/2006          1,014,949
     73,457    GEORGE STREET FINANCE LLC++                                              5.41          08/21/2006             73,241
    285,817    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66          10/27/2006            285,972
     41,076    GRAMPIAN FUNDING LLC++                                                   5.28          10/02/2006             40,699
    286,502    HARRIER FINANCE FUNDING LLC++                                            5.41          08/25/2006            285,488
     27,384    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42          05/15/2007             27,393
     47,921    HBOS TREASURY SERVICES PLC+/-++                                          5.58          01/12/2007             47,962
    192,028    HSBC BANK USA SERIES BKN1+/-                                             5.34          12/14/2006            192,043
    342,296    INTESA BANK IRELAND PLC+/-++                                             5.38          08/24/2007            342,262
  2,053,777    JPMORGAN CHASE SECURITY CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $2,054,083)                                              5.36          08/01/2006          2,053,777
    205,378    KAUPTHING BANK SERIES MTN+/-++                                           5.44          03/20/2007            205,185
     27,137    KLIO III FUNDING CORPORATION++                                           5.26          09/01/2006             27,013
  1,006,351    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31          08/14/2006          1,004,428
  1,670,405    LIBERTY STREET FUNDING CORPORATION++                                     5.32          08/03/2006          1,669,921
     27,384    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31          09/12/2006             27,384
    205,378    LIQUID FUNDING LIMITED+/-++                                              5.31          12/01/2006            205,378
    314,912    LIQUID FUNDING LIMITED+/-++                                              5.33          08/14/2006            314,912
    301,221    LIQUID FUNDING LIMITED                                                   5.34          08/07/2006            300,955
     82,151    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33          02/20/2007             82,163
    136,918    MBIA GLOBAL FUNDING LLC+/-++                                             5.38          02/20/2007            136,923
    688,015    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66          10/27/2006            688,339
     60,244    MORGAN STANLEY+/-                                                        5.22          11/09/2006             60,259
     81,740    MORGAN STANLEY+/-                                                        5.35          11/24/2006             81,778
    410,755    MORGAN STANLEY+/-                                                        5.38          10/10/2006            410,755
     63,325    MORGAN STANLEY SERIES EXL+/-                                             5.40          08/15/2007             63,338
  1,670,405    MORTGAGE INTEREST NET TRUST                                              5.30          08/07/2006          1,668,935
     75,305    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42          12/11/2006             75,341
     12,323    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38          08/15/2006             12,297
     20,538    NORDEA NORTH AMERICA INCORPORATED                                        5.38          08/18/2006             20,486

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    38,351    NORTH SEA FUNDING LLC++                                                  5.32%         08/10/2006    $        38,300
     14,664    NORTH SEA FUNDING LLC                                                    5.47          10/23/2006             14,484
    684,592    NORTHERN ROCK PLC+/-++                                                   5.33          09/05/2007            684,661
    205,378    PARAGON MORTGAGES PLC+/-++                                               5.34          05/15/2007            205,378
     72,800    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22          08/09/2006             72,714
      4,847    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47          09/21/2006              4,810
     55,384    RACERS TRUST 2004-6-MM+/-++                                              5.42          01/22/2007             55,393
    232,323    RANGER FUNDING CORPORATION++                                             5.39          08/29/2006            231,364
    149,227    REGENCY MARKETS LLC++                                                    5.28          08/15/2006            148,920
    273,837    SLM CORPORATION+/-++                                                     5.36          05/04/2007            273,872
    232,761    STANFIELD VICTORIA FUNDING LLC                                           5.45          11/27/2006            228,702
    158,319    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37          10/25/2006            158,350
    684,592    TICONDEROGA FUNDING LLC++                                                5.40          08/30/2006            681,662
     79,153    TRAVELERS INSURANCE COMPANY+/-                                           5.42          02/09/2007             79,151
    342,296    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38          06/15/2007            342,262
    342,296    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36          03/09/2007            342,323
    273,837    VERSAILLES CDS LLC++                                                     5.34          08/10/2006            273,475
    316,761    WHISTLEJACKET CAPITAL LIMITED                                            5.30          08/01/2006            316,761
    398,022    WHISTLEJACKET CAPITAL LIMITED                                            5.33          08/02/2006            397,962
     35,736    WHISTLEJACKET CAPITAL LIMITED                                            5.40          09/11/2006             35,519
     52,344    WHITE PINE FINANCE                                                       5.32          08/08/2006             52,291
     15,431    YORKTOWN CAPITAL                                                         5.34          08/10/2006             15,410
                                                                                                                         34,362,425
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $35,083,819)                                                               35,083,819
                                                                                                                    ---------------

SHARES

RIGHTS - 0.00%
     12,100    SEAGATE TECHNOLOGY RIGHTS+(A)                                                                                      0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.67%
  2,175,702    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                2,175,702
                                                                                                                    ---------------

PRINCIPAL

US TREASURY BILLS - 0.07%
$   165,000    US TREASURY BILL^#                                                       4.48          08/10/2006            164,808
     20,000    US TREASURY BILL^#                                                       4.79          11/09/2006             19,729
     50,000    US TREASURY BILL^#                                                       4.99          11/09/2006             49,322
                                                                                                                            233,859
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,409,558)                                                                            2,409,561
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $240,939,310)*                                 109.76%                                                        $   395,990,920

OTHER ASSETS AND LIABILITIES, NET                     (9.76)                                                            (35,197,392)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $   360,793,528
                                                     ======                                                         ===============

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   EQUITY INDEX FUND
--------------------------------------------------------------------------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,055,715.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $242,117,358 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $ 181,890,247
       GROSS UNREALIZED DEPRECIATION                    (28,016,685)
                                                      -------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 153,873,562

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 98.70%

APPAREL & ACCESSORY STORES - 6.03%
    146,000    GAP INCORPORATED                                                                                     $     2,533,100
     74,700    ROSS STORES INCORPORATED                                                                                   1,859,283
                                                                                                                          4,392,383
                                                                                                                    ---------------

BUSINESS SERVICES - 5.19%
     31,000    FIRST DATA CORPORATION                                                                                     1,266,350
    104,700    MICROSOFT CORPORATION                                                                                      2,515,941
                                                                                                                          3,782,291
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.46%
    102,500    MEDIMMUNE INCORPORATED+                                                                                    2,601,450
    101,000    PFIZER INCORPORATED                                                                                        2,624,990
     49,500    WYETH                                                                                                      2,399,265
                                                                                                                          7,625,705
                                                                                                                    ---------------

COMMUNICATIONS - 3.65%
     77,500    COMCAST CORPORATION CLASS A+<<                                                                             2,656,700
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 13.30%
     48,000    BANK OF AMERICA CORPORATION                                                                                2,473,440
     70,300    BANK OF NEW YORK COMPANY INCORPORATED                                                                      2,362,783
     52,800    CITIGROUP INCORPORATED                                                                                     2,550,768
     50,500    JPMORGAN CHASE & COMPANY                                                                                   2,303,810
                                                                                                                          9,690,801
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 17.78%
    119,000    AMERICAN POWER CONVERSION CORPORATION                                                                      2,008,720
     81,000    CISCO SYSTEMS INCORPORATED+                                                                                1,445,850
     78,500    GENERAL ELECTRIC COMPANY                                                                                   2,566,165
    125,000    INTEL CORPORATION                                                                                          2,250,000
    100,000    NOVELLUS SYSTEMS INCORPORATED+                                                                             2,531,000
    153,800    VISHAY INTERTECHNOLOGY INCORPORATED+<<                                                                     2,157,814
                                                                                                                         12,959,549
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 6.43%
    158,000    DOLLAR GENERAL CORPORATION                                                                                 2,120,360
     57,600    WAL-MART STORES INCORPORATED                                                                               2,563,200
                                                                                                                          4,683,560
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.90%
    257,000    SYMBOL TECHNOLOGIES INCORPORATED                                                                           2,839,850
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 3.42%
     92,100    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    2,489,464
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.71%
     44,500    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                  2,699,815
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.93%
     40,000    BOSTON SCIENTIFIC CORPORATION+                                                                               680,400
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.98%
     13,000    JOHNSON & JOHNSON                                                                                            813,150
     80,000    TYCO INTERNATIONAL LIMITED                                                                                 2,087,200
                                                                                                                          2,900,350
                                                                                                                    ---------------

MOTION PICTURES - 3.81%
    168,300    TIME WARNER INCORPORATED                                                                                   2,776,950
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.06%
     46,800    TIDEWATER INCORPORATED                                                                                     2,232,828
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                                VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 6.49%
     31,500    CHEVRONTEXACO CORPORATION                                                                            $     2,072,070
     39,248    EXXON MOBIL CORPORATION                                                                                    2,658,659
                                                                                                                          4,730,729
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.56%
     31,000    MERRILL LYNCH & COMPANY INCORPORATED                                                                       2,257,420
     37,900    MORGAN STANLEY                                                                                             2,520,350
                                                                                                                          4,777,770
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $72,963,345)                                                                                   71,919,145
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.86%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.14%
     73,208    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                        73,208
     29,572    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               29,572
                                                                                                                            102,780
                                                                                                                    ---------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.72%
$    12,399    ALLIANCE & LEICESTER PLC                                                 5.52%         10/25/2006             12,243
     17,557    AMERICAN GENERAL FINANCE+/-++                                            5.40          08/15/2007             17,565
     49,381    AQUIFER FUNDING LIMITED                                                  5.32          08/03/2006             49,366
     97,536    AQUIFER FUNDING LIMITED++                                                5.32          08/04/2006             97,493
      5,661    AQUIFER FUNDING LIMITED++                                                5.33          08/07/2006              5,656
     97,536    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.33          11/03/2006             97,536
     48,768    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.37          10/20/2006             48,768
     48,768    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.38          12/22/2006             48,768
     29,261    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31          08/04/2006             29,261
     48,768    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37          04/25/2007             48,768
     37,977    ATOMIUM FUNDING CORPORATION++                                            5.25          08/07/2006             37,943
    206,777    ATOMIUM FUNDING CORPORATION++                                            5.32          08/02/2006            206,746
     48,768    BANCO SANTANDER TOTTA LN+/-++                                            5.37          08/16/2007             48,760
     48,768    BANK OF AMERICA NA SERIES BKNT+/-                                        5.36          06/19/2007             48,767
     58,522    BEAR STEARNS & COMPANY+/-                                                5.37          10/04/2006             58,522
      5,852    BEAR STEARNS & COMPANY SERIES EXL+/-                                     5.38          08/05/2006              5,852
     58,522    BHP BILLITON FINANCE (USA) BV                                            5.39          08/11/2006             58,436
     52,225    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $52,233)                                                 5.36          08/01/2006             52,225
      1,204    BUCKINGHAM II CDO                                                        5.32          08/04/2006              1,203
     23,409    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31          08/02/2006             23,405
     60,473    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36          08/11/2006             60,384
     33,162    CAIRN HIGH GRADE FUNDING I LLC                                           5.37          08/14/2006             33,099
     23,218    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15          08/14/2006             23,173
     70,515    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36          08/21/2006             70,308
      3,901    CHEYNE FINANCE LLC++                                                     5.32          08/10/2006              3,896
     48,768    CHEYNE FINANCE LLC+/-++                                                  5.47          07/16/2007             48,763
    124,847    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                          5.34          08/14/2007            124,847
    126,310    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40          08/28/2006            125,807
     34,040    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42          08/22/2006             33,935
      7,701    CULLINAN FINANCE CORPORATION++                                           5.44          09/13/2006              7,653
     48,768    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13          11/15/2006             48,772

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    97,536    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35%         06/25/2007    $        97,522
     44,867    DEER VALLEY FUNDING LLC                                                  5.33          08/09/2006             44,814
    190,695    DEER VALLEY FUNDING LLC++                                                5.34          08/07/2006            190,528
     64,725    DNB NOR BANK ASA                                                         5.32          08/01/2006             64,725
      1,951    EDISON ASSET SECURITIZATION                                              5.49          12/11/2006              1,913
     97,536    EUREKA SECURITIZATION INCORPORATED++                                     5.26          08/10/2006             97,408
     48,768    FCAR OWNER TRUST SERIES II                                               5.30          08/08/2006             48,718
    390,146    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $390,204)                                                5.36          08/01/2006            390,146
      7,803    FIVE FINANCE INCORPORATED                                                5.30          08/07/2006              7,796
     68,373    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24          08/14/2006             68,242
      6,966    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.40          08/21/2006              6,946
      2,438    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51          11/06/2006              2,403
      2,438    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54          11/27/2006              2,396
      4,292    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55          10/27/2006              4,236
    144,604    FOX TROT CDO LIMITED++                                                   5.34          08/01/2006            144,604
     10,466    GEORGE STREET FINANCE LLC++                                              5.41          08/21/2006             10,435
     40,721    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66          10/27/2006             40,743
      5,852    GRAMPIAN FUNDING LLC++                                                   5.28          10/02/2006              5,799
     40,819    HARRIER FINANCE FUNDING LLC++                                            5.41          08/25/2006             40,674
      3,901    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42          05/15/2007              3,903
      6,828    HBOS TREASURY SERVICES PLC+/-++                                          5.58          01/12/2007              6,833
     27,359    HSBC BANK USA SERIES BKN1+/-                                             5.34          12/14/2006             27,361
     48,768    INTESA BANK IRELAND PLC+/-++                                             5.38          08/24/2007             48,763
    292,609    JPMORGAN CHASE SECURITY CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $292,653)                                                5.36          08/01/2006            292,609
     29,261    KAUPTHING BANK SERIES MTN+/-++                                           5.44          03/20/2007             29,233
      3,866    KLIO III FUNDING CORPORATION++                                           5.26          09/01/2006              3,849
    143,378    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31          08/14/2006            143,105
    237,989    LIBERTY STREET FUNDING CORPORATION++                                     5.32          08/03/2006            237,920
      3,901    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31          09/12/2006              3,901
     29,261    LIQUID FUNDING LIMITED+/-++                                              5.31          12/01/2006             29,261
     44,867    LIQUID FUNDING LIMITED+/-++                                              5.33          08/14/2006             44,867
     42,916    LIQUID FUNDING LIMITED                                                   5.34          08/07/2006             42,878
     11,704    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33          02/20/2007             11,706
     19,507    MBIA GLOBAL FUNDING LLC+/-++                                             5.38          02/20/2007             19,508
     98,024    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66          10/27/2006             98,070
      8,583    MORGAN STANLEY+/-                                                        5.22          11/09/2006              8,585
     11,646    MORGAN STANLEY+/-                                                        5.35          11/24/2006             11,651
     58,522    MORGAN STANLEY+/-                                                        5.38          10/10/2006             58,522
      9,022    MORGAN STANLEY SERIES EXL+/-                                             5.40          08/15/2007              9,024
    237,989    MORTGAGE INTEREST NET TRUST                                              5.30          08/07/2006            237,779
     10,729    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42          12/11/2006             10,734
      1,756    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38          08/15/2006              1,752
      2,926    NORDEA NORTH AMERICA INCORPORATED                                        5.38          08/18/2006              2,919
      5,464    NORTH SEA FUNDING LLC++                                                  5.32          08/10/2006              5,457
      2,089    NORTH SEA FUNDING LLC                                                    5.47          10/23/2006              2,064

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    97,536    NORTHERN ROCK PLC+/-++                                                   5.33%         09/05/2007    $        97,546
     29,261    PARAGON MORTGAGES PLC+/-++                                               5.34          05/15/2007             29,261
     10,372    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22          08/09/2006             10,360
        691    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47          09/21/2006                685
      7,891    RACERS TRUST 2004-6-MM+/-++                                              5.42          01/22/2007              7,892
     33,100    RANGER FUNDING CORPORATION++                                             5.39          08/29/2006             32,963
     21,261    REGENCY MARKETS LLC++                                                    5.28          08/15/2006             21,217
     39,015    SLM CORPORATION+/-++                                                     5.36          05/04/2007             39,020
     33,162    STANFIELD VICTORIA FUNDING LLC                                           5.45          11/27/2006             32,584
     22,556    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37          10/25/2006             22,561
     97,536    TICONDEROGA FUNDING LLC++                                                5.40          08/30/2006             97,119
     11,277    TRAVELERS INSURANCE COMPANY+/-                                           5.42          02/09/2007             11,277
     48,768    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38          06/15/2007             48,763
     48,768    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36          03/09/2007             48,772
     39,015    VERSAILLES CDS LLC++                                                     5.34          08/10/2006             38,963
     45,130    WHISTLEJACKET CAPITAL LIMITED                                            5.30          08/01/2006             45,130
     56,708    WHISTLEJACKET CAPITAL LIMITED                                            5.33          08/02/2006             56,699
      5,091    WHISTLEJACKET CAPITAL LIMITED                                            5.40          09/11/2006              5,061
      7,458    WHITE PINE FINANCE                                                       5.32          08/08/2006              7,450
      2,198    YORKTOWN CAPITAL                                                         5.34          08/10/2006              2,196
                                                                                                                          4,895,741
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $4,998,521)                                                                 4,998,521
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.11%
    810,065    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                  810,065

TOTAL SHORT-TERM INVESTMENTS (COST $810,065)                                                                                810,065
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $78,771,931)*                                  106.67%                                                        $    77,727,731

OTHER ASSETS AND LIABILITIES, NET                     (6.67)                                                             (4,857,131)
                                                     -------                                                        ---------------
TOTAL NET ASSETS                                     100.00%                                                        $    72,870,600
                                                     ======                                                         ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $810,065.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $78,788,028 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $ 4,036,144
       GROSS UNREALIZED DEPRECIATION                   (5,096,441)
                                                      -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $(1,060,297)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 95.59%

BUSINESS SERVICES - 5.43%
    130,000    CA INCORPORATED                                                                                      $     2,724,800
     96,000    EBAY INCORPORATED+                                                                                         2,310,720
     68,000    ELECTRONIC ARTS INCORPORATED+                                                                              3,203,480
    204,000    JUNIPER NETWORKS INCORPORATED+                                                                             2,743,800
      2,000    SYMANTEC CORPORATION+                                                                                         34,740
    195,000    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                                2,088,450
    105,000    YAHOO! INCORPORATED+                                                                                       2,849,700
                                                                                                                         15,955,690
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.62%
        290    BASF AG ADR                                                                                                   23,342
     60,000    BRISTOL-MYERS SQUIBB COMPANY                                                                               1,438,200
     40,000    DOW CHEMICAL COMPANY                                                                                       1,383,200
     50,631    E.I. DU PONT DE NEMOURS & COMPANY                                                                          2,008,026
    165,000    PDL BIOPHARMA INCORPORATED+                                                                                2,971,650
    335,000    PFIZER INCORPORATED                                                                                        8,706,650
         60    TRONOX INCORPORATED CLASS B                                                                                      789
                                                                                                                         16,531,857
                                                                                                                    ---------------

COMMUNICATIONS - 9.96%
    210,632    AT&T INCORPORATED                                                                                          6,316,854
     98,000    BELLSOUTH CORPORATION                                                                                      3,838,660
      9,000    CENTURYTEL INCORPORATED                                                                                      347,130
    215,000    CLEAR CHANNEL COMMUNICATIONS INCORPORATED<<                                                                6,224,250
    134,000    COMCAST CORPORATION CLASS A+<<                                                                             4,606,920
      2,550    EMBARQ CORPORATION+                                                                                          115,388
     16,982    LIBERTY GLOBAL INCORPORATED SERIES A+                                                                        371,057
     17,223    LIBERTY GLOBAL INCORPORATED SERIES C+                                                                        364,783
     18,700    LIBERTY MEDIA HOLDING CORPORATION CAPITAL SERIES A+                                                        1,526,107
     93,500    LIBERTY MEDIA HOLDING CORPORATION INTERACTIVE SERIES A+                                                    1,539,945
     60,000    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                           479,400
     51,000    SPRINT NEXTEL CORPORATION                                                                                  1,009,800
    116,375    VODAFONE GROUP PLC ADR<<                                                                                   2,523,010
      1,033    WINDSTREAM CORPORATION                                                                                        12,943
                                                                                                                         29,276,247
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 9.21%
    100,000    BANK OF AMERICA CORPORATION                                                                                5,153,000
     35,000    BANK OF NEW YORK COMPANY INCORPORATED                                                                      1,176,350
    104,000    CITIGROUP INCORPORATED                                                                                     5,024,240
      8,000    COMPASS BANCSHARES INCORPORATED                                                                              471,520
     75,240    JPMORGAN CHASE & COMPANY                                                                                   3,432,449
     41,600    KEYCORP                                                                                                    1,535,040
      1,000    MELLON FINANCIAL CORPORATION                                                                                  35,000
     32,000    NATIONAL CITY CORPORATION                                                                                  1,152,000
     56,791    REGIONS FINANCIAL CORPORATION                                                                              2,060,945
     47,000    US BANCORP                                                                                                 1,504,000
    103,224    WACHOVIA CORPORATION<<                                                                                     5,535,903
                                                                                                                         27,080,447
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.84%
    200,000    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                                2,338,000
      8,300    DTE ENERGY COMPANY                                                                                           351,256
     14,000    PROGRESS ENERGY INCORPORATED                                                                                 609,700
    147,000    WASTE MANAGEMENT INCORPORATED                                                                              5,053,860
                                                                                                                          8,352,816
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.73%
    260,000    FUELCELL ENERGY INCORPORATED+                                                                        $     2,295,800
    350,000    GENERAL ELECTRIC COMPANY                                                                                  11,441,500
    165,000    INTEL CORPORATION                                                                                          2,970,000
      1,000    NOKIA OYJ ADR                                                                                                 19,850
    103,000    TEXAS INSTRUMENTS INCORPORATED                                                                             3,067,340
                                                                                                                         19,794,490
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 10.56%
     13,000    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                        625,950
    301,000    COCA-COLA ENTERPRISES INCORPORATED                                                                         6,459,460
     60,000    CONAGRA FOODS INCORPORATED                                                                                 1,290,000
    258,000    DEL MONTE FOODS COMPANY                                                                                    2,703,840
    221,900    KRAFT FOODS INCORPORATED CLASS A                                                                           7,189,560
    115,000    SARA LEE CORPORATION                                                                                       1,943,500
    175,000    SERONO SA ADR<<                                                                                            2,955,750
    171,000    THE COCA-COLA COMPANY                                                                                      7,609,500
     18,000    TYSON FOODS INCORPORATED CLASS A                                                                             254,700
                                                                                                                         31,032,260
                                                                                                                    ---------------

FOOD STORES - 3.47%
    445,000    KROGER COMPANY                                                                                            10,203,850
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.15%
     17,000    NEWELL RUBBERMAID INCORPORATED                                                                               448,120
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.05%
     10,000    DISCOVERY HOLDING COMPANY CLASS A+                                                                           133,200
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.16%
    183,000    APPLIED MATERIALS INCORPORATED                                                                             2,880,420
      2,000    CAMERON INTERNATIONAL CORPORATION+                                                                           100,820
     26,000    DEERE & COMPANY                                                                                            1,886,820
    131,000    DELL INCORPORATED+                                                                                         2,840,080
    143,000    HEWLETT-PACKARD COMPANY                                                                                    4,563,130
     90,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                6,966,900
    110,000    PALL CORPORATION                                                                                           2,868,800
    125,000    ULTRATECH INCORPORATED+                                                                                    1,892,500
                                                                                                                         23,999,470
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.69%
     75,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    2,027,250
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.73%
     32,800    ALLSTATE CORPORATION                                                                                       1,863,696
      1,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                     60,670
     33,000    CHUBB CORPORATION<<                                                                                        1,663,860
     25,000    LINCOLN NATIONAL CORPORATION                                                                               1,417,000
        930    METLIFE INCORPORATED<<                                                                                        48,360
      1,000    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                     45,800
                                                                                                                          5,099,386
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.31%
     24,200    EASTMAN KODAK COMPANY                                                                                        538,450
     60,000    MEDTRONIC INCORPORATED                                                                                     3,031,200
     87,000    ST. JUDE MEDICAL INCORPORATED+                                                                             3,210,300
                                                                                                                          6,779,950
                                                                                                                    ---------------

METAL MINING - 2.22%
     95,000    BARRICK GOLD CORPORATION<<                                                                                 2,926,000
     70,000    NEWMONT MINING CORPORATION                                                                                 3,586,100
                                                                                                                          6,512,100
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.86%
    210,000    TYCO INTERNATIONAL LIMITED                                                                           $     5,478,900
                                                                                                                    ---------------

MOTION PICTURES - 3.76%
    500,000    TIME WARNER INCORPORATED                                                                                   8,250,000
     94,260    WALT DISNEY COMPANY                                                                                        2,798,579
                                                                                                                         11,048,579
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.14%
    170,000    HANOVER COMPRESSOR COMPANY+                                                                                3,230,000
      4,000    PRIDE INTERNATIONAL INCORPORATED+                                                                            119,480
                                                                                                                          3,349,480
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.78%
    200,000    MEADWESTVACO CORPORATION                                                                                   5,224,000
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 9.77%
     73,000    CHEVRONTEXACO CORPORATION                                                                                  4,801,940
    332,000    EXXON MOBIL CORPORATION                                                                                   22,489,680
     20,000    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                          1,416,000
                                                                                                                         28,707,620
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.53%
     52,100    ALCOA INCORPORATED                                                                                         1,560,393
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 6.04%
    246,000    CBS CORPORATION CLASS B                                                                                    6,747,780
     26,200    GANNETT COMPANY INCORPORATED                                                                               1,365,544
    367,590    READER'S DIGEST ASSOCIATION INCORPORATED                                                                   5,021,280
    132,500    VIACOM INCORPORATED CLASS B+                                                                               4,617,625
                                                                                                                         17,752,229
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.00%
     44,000    MORGAN STANLEY                                                                                             2,926,000
                                                                                                                    ---------------

TELEPHONE SERVICES - 0.06%
      5,000    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                              167,550
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.43%
     12,000    FEDEX CORPORATION                                                                                          1,256,520
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.09%
      2,000    GENERAL DYNAMICS CORPORATION                                                                                 134,040
      1,000    LOCKHEED MARTIN CORPORATION                                                                                   79,680
      1,000    UNITED TECHNOLOGIES CORPORATION                                                                               62,191
                                                                                                                            275,911
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $242,861,297)                                                                                 280,974,315
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 7.16%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.15%
    308,117    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                       308,117
    124,460    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                              124,460
                                                                                                                            432,577
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------


PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 7.01%
$    52,184    ALLIANCE & LEICESTER PLC                                                 5.52%         10/25/2006    $        51,529
     73,892    AMERICAN GENERAL FINANCE+/-++                                            5.40          08/15/2007             73,929
    207,833    AQUIFER FUNDING LIMITED                                                  5.32          08/03/2006            207,773
    410,510    AQUIFER FUNDING LIMITED++                                                5.32          08/04/2006            410,329
     23,826    AQUIFER FUNDING LIMITED++                                                5.33          08/07/2006             23,805
    410,510    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.33          11/03/2006            410,510
    205,255    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.37          10/20/2006            205,255
    205,255    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.38          12/22/2006            205,255
    123,153    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31          08/04/2006            123,153
    205,255    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37          04/25/2007            205,255
    159,836    ATOMIUM FUNDING CORPORATION++                                            5.25          08/07/2006            159,695
    870,280    ATOMIUM FUNDING CORPORATION++                                            5.32          08/02/2006            870,150
    205,255    BANCO SANTANDER TOTTA LN+/-++                                            5.37          08/16/2007            205,220
    205,255    BANK OF AMERICA NA SERIES BKNT+/-                                        5.36          06/19/2007            205,249
    246,306    BEAR STEARNS & COMPANY+/-                                                5.37          10/04/2006            246,306
     24,631    BEAR STEARNS & COMPANY SERIES EXL+/-                                     5.38          08/05/2006             24,631
    246,306    BHP BILLITON FINANCE (USA) BV                                            5.39          08/11/2006            245,944
    219,804    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $219,837)                                                5.36          08/01/2006            219,804
      5,066    BUCKINGHAM II CDO                                                        5.32          08/04/2006              5,063
     98,522    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31          08/02/2006             98,508
    254,516    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36          08/11/2006            254,142
    139,573    CAIRN HIGH GRADE FUNDING I LLC                                           5.37          08/14/2006            139,307
     97,718    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15          08/14/2006             97,531
    296,782    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36          08/21/2006            295,909
     16,420    CHEYNE FINANCE LLC++                                                     5.32          08/10/2006             16,399
    205,255    CHEYNE FINANCE LLC+/-++                                                  5.47          07/16/2007            205,234
    525,452    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34          08/14/2007            525,452
    531,610    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40          08/28/2006            529,494
    143,268    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42          08/22/2006            142,825
     32,414    CULLINAN FINANCE CORPORATION++                                           5.44          09/13/2006             32,208
    205,255    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13          11/15/2006            205,269
    410,510    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35          06/25/2007            410,448
    188,834    DEER VALLEY FUNDING LLC                                                  5.33          08/09/2006            188,612
    802,596    DEER VALLEY FUNDING LLC++                                                5.34          08/07/2006            801,889
    272,414    DNB NOR BANK ASA                                                         5.32          08/01/2006            272,414
      8,210    EDISON ASSET SECURITIZATION                                              5.49          12/11/2006              8,050
    410,510    EUREKA SECURITIZATION INCORPORATED++                                     5.26          08/10/2006            409,968
    205,255    FCAR OWNER TRUST SERIES II                                               5.30          08/08/2006            205,045
  1,642,038    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $1,642,282)                                              5.36          08/01/2006          1,642,038
     32,841    FIVE FINANCE INCORPORATED                                                5.30          08/07/2006             32,812
    287,767    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24          08/14/2006            287,218
     29,319    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.40          08/21/2006             29,232
     10,263    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51          11/06/2006             10,116
     10,263    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54          11/27/2006             10,084
     18,062    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55          10/27/2006             17,830

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   608,605    FOX TROT CDO LIMITED++                                                   5.34%         08/01/2006    $       608,605
     44,048    GEORGE STREET FINANCE LLC++                                              5.41          08/21/2006             43,918
    171,388    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66          10/27/2006            171,480
     24,631    GRAMPIAN FUNDING LLC++                                                   5.28          10/02/2006             24,405
    171,798    HARRIER FINANCE FUNDING LLC++                                            5.41          08/25/2006            171,190
     16,420    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42          05/15/2007             16,426
     28,736    HBOS TREASURY SERVICES PLC+/-++                                          5.58          01/12/2007             28,760
    115,148    HSBC BANK USA SERIES BKN1+/-                                             5.34          12/14/2006            115,157
    205,255    INTESA BANK IRELAND PLC+/-++                                             5.38          08/24/2007            205,234
  1,231,529    JPMORGAN CHASE SECURITY CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $1,231,712)                                              5.36          08/01/2006          1,231,529
    123,153    KAUPTHING BANK SERIES MTN+/-++                                           5.44          03/20/2007            123,037
     16,273    KLIO III FUNDING CORPORATION++                                           5.26          09/01/2006             16,198
    603,449    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31          08/14/2006            602,296
  1,001,643    LIBERTY STREET FUNDING CORPORATION++                                     5.32          08/03/2006          1,001,353
     16,420    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31          09/12/2006             16,421
    123,153    LIQUID FUNDING LIMITED+/-++                                              5.31          12/01/2006            123,153
    188,834    LIQUID FUNDING LIMITED+/-++                                              5.33          08/14/2006            188,834
    180,624    LIQUID FUNDING LIMITED                                                   5.34          08/07/2006            180,465
     49,261    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33          02/20/2007             49,268
     82,102    MBIA GLOBAL FUNDING LLC+/-++                                             5.38          02/20/2007             82,104
    412,562    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66          10/27/2006            412,756
     36,125    MORGAN STANLEY+/-                                                        5.22          11/09/2006             36,133
     49,015    MORGAN STANLEY+/-                                                        5.35          11/24/2006             49,037
    246,306    MORGAN STANLEY+/-                                                        5.38          10/10/2006            246,306
     37,972    MORGAN STANLEY SERIES EXL+/-                                             5.40          08/15/2007             37,980
  1,001,643    MORTGAGE INTEREST NET TRUST                                              5.30          08/07/2006          1,000,762
     45,156    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42          12/11/2006             45,178
      7,389    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38          08/15/2006              7,374
     12,315    NORDEA NORTH AMERICA INCORPORATED                                        5.38          08/18/2006             12,284
     22,997    NORTH SEA FUNDING LLC++                                                  5.32          08/10/2006             22,966
      8,793    NORTH SEA FUNDING LLC                                                    5.47          10/23/2006              8,685
    410,510    NORTHERN ROCK PLC+/-++                                                   5.33          09/05/2007            410,551
    123,153    PARAGON MORTGAGES PLC+/-++                                               5.34          05/15/2007            123,153
     43,654    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22          08/09/2006             43,602
      2,906    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47          09/21/2006              2,884
     33,210    RACERS TRUST 2004-6-MM+/-++                                              5.42          01/22/2007             33,216
    139,311    RANGER FUNDING CORPORATION++                                             5.39          08/29/2006            138,735
     89,483    REGENCY MARKETS LLC++                                                    5.28          08/15/2006             89,299
    164,204    SLM CORPORATION+/-++                                                     5.36          05/04/2007            164,225
    139,573    STANFIELD VICTORIA FUNDING LLC                                           5.45          11/27/2006            137,139
     94,934    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37          10/25/2006             94,953
    410,510    TICONDEROGA FUNDING LLC++                                                5.40          08/30/2006            408,753
     47,463    TRAVELERS INSURANCE COMPANY+/-                                           5.42          02/09/2007             47,462
    205,255    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38          06/15/2007            205,234
    205,255    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36          03/09/2007            205,271
    164,204    VERSAILLES CDS LLC++                                                     5.34          08/10/2006            163,987

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   U.S. VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   189,943    WHISTLEJACKET CAPITAL LIMITED                                            5.30%         08/01/2006    $       189,943
    238,670    WHISTLEJACKET CAPITAL LIMITED                                            5.33          08/02/2006            238,634
     21,429    WHISTLEJACKET CAPITAL LIMITED                                            5.40          09/11/2006             21,299
     31,388    WHITE PINE FINANCE                                                       5.32          08/08/2006             31,356
      9,253    YORKTOWN CAPITAL                                                         5.34          08/10/2006              9,241
                                                                                                                         20,605,120
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,037,697)                                                               21,037,697
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $263,898,994)*                                 102.75%                                                        $   302,012,012

OTHER ASSETS AND LIABILITIES, NET                     (2.75)                                                             (8,081,408)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $   293,930,604
                                                     ======                                                         ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $264,172,518 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                       $ 46,505,362
       GROSS UNREALIZED DEPRECIATION                         (8,665,868)
                                                           ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)          $ 37,839,494

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 95.15%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.20%
     13,200    JONES APPAREL GROUP INCORPORATED                                                                     $       390,720
      6,040    VF CORPORATION                                                                                               409,633
                                                                                                                            800,353
                                                                                                                    ---------------

BUSINESS SERVICES - 5.00%
     24,400    MICROSOFT CORPORATION                                                                                        586,332
      7,500    OMNICOM GROUP INCORPORATED                                                                                   663,825
                                                                                                                          1,250,157
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 4.37%
     17,200    AVON PRODUCTS INCORPORATED                                                                                   498,628
     10,000    COLGATE-PALMOLIVE COMPANY                                                                                    593,200
                                                                                                                          1,091,828
                                                                                                                    ---------------

COMMUNICATIONS - 2.48%
     28,613    VODAFONE GROUP PLC ADR                                                                                       620,319
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 8.36%
     18,100    BANK OF AMERICA CORPORATION<<                                                                                932,693
     10,760    JPMORGAN CHASE & COMPANY                                                                                     490,871
     11,100    STATE STREET CORPORATION                                                                                     666,666
                                                                                                                          2,090,230
                                                                                                                    ---------------

EATING & DRINKING PLACES - 4.94%
     14,900    ARAMARK CORPORATION CLASS B                                                                                  478,290
     21,400    MCDONALD'S CORPORATION                                                                                       757,346
                                                                                                                          1,235,636
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.85%
     29,700    AMERICAN POWER CONVERSION CORPORATION                                                                        501,336
     20,300    FLEXTRONICS INTERNATIONAL LIMITED+                                                                           230,202
     14,900    GENERAL ELECTRIC COMPANY                                                                                     487,081
     15,200    MOLEX INCORPORATED CLASS A                                                                                   410,856
     16,800    NOKIA OYJ ADR                                                                                                333,480
                                                                                                                          1,962,955
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.38%
      9,900    QUEST DIAGNOSTICS INCORPORATED                                                                               595,188
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.40%
      8,600    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                        414,090
      6,200    DIAGEO PLC ADR<<                                                                                             435,984
                                                                                                                            850,074
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.12%
     32,800    BIG LOTS INCORPORATED+                                                                                       530,048
                                                                                                                    ---------------

HEALTH SERVICES - 1.69%
      8,600    HCA INCORPORATED                                                                                             422,776
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.41%
        198    BERKSHIRE HATHAWAY INCORPORATED CLASS B+<<                                                                   603,306
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.06%
     16,900    DELL INCORPORATED+                                                                                           366,392
     15,900    DOVER CORPORATION                                                                                            749,526
      6,300    EATON CORPORATION                                                                                            403,830
     11,950    PITNEY BOWES INCORPORATED                                                                                    493,774
                                                                                                                          2,013,522
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 1.90%
     14,600    WILLIS GROUP HOLDINGS LIMITED                                                                        $       474,938
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.30%
     11,000    ALLSTATE CORPORATION                                                                                         625,020
      6,080    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                    368,873
      9,870    MBIA INCORPORATED<<                                                                                          580,455
                                                                                                                          1,574,348
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.09%
     13,700    BAXTER INTERNATIONAL INCORPORATED                                                                            575,400
      4,000    BECTON DICKINSON & COMPANY                                                                                   263,680
     25,400    BOSTON SCIENTIFIC CORPORATION+                                                                               432,054
                                                                                                                          1,271,134
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.16%
     17,400    HASBRO INCORPORATED                                                                                          325,380
      5,400    JOHNSON & JOHNSON                                                                                            337,770
     24,000    TYCO INTERNATIONAL LIMITED                                                                                   626,160
                                                                                                                          1,289,310
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.38%
     13,500    ZALE CORPORATION+                                                                                            345,735
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 5.88%
     13,100    AMERICAN EXPRESS COMPANY                                                                                     681,986
     13,100    COUNTRYWIDE FINANCIAL CORPORATION                                                                            469,373
      5,500    FREDDIE MAC                                                                                                  318,230
                                                                                                                          1,469,589
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 2.42%
      9,900    KIMBERLY-CLARK CORPORATION                                                                                   604,395
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.13%
     11,300    EXXON MOBIL CORPORATION                                                                                      765,462
      7,300    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                            516,840
                                                                                                                          1,282,302
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.13%
      6,000    HUBBELL INCORPORATED CLASS B                                                                                 282,000
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.61%
      7,700    GANNETT COMPANY INCORPORATED                                                                                 401,324
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.02%
      3,800    GENERAL DYNAMICS CORPORATION                                                                                 254,676
                                                                                                                    ---------------

WATER TRANSPORTATION - 1.87%
     12,000    CARNIVAL CORPORATION                                                                                         467,520
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $21,004,303)                                                                                   23,783,663
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 11.04%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.23%
     40,406    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                        40,406
     16,321    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               16,321
                                                                                                                             56,727
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 10.81%
$     6,843    ALLIANCE & LEICESTER PLC                                                 5.52%         10/25/2006    $         6,757
      9,690    AMERICAN GENERAL FINANCE+/-++                                            5.40          08/15/2007              9,695
     27,254    AQUIFER FUNDING LIMITED                                                  5.32          08/03/2006             27,246
     53,833    AQUIFER FUNDING LIMITED++                                                5.32          08/04/2006             53,809
      3,124    AQUIFER FUNDING LIMITED++                                                5.33          08/07/2006              3,122
     53,833    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.33          11/03/2006             53,833
     26,916    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.37          10/20/2006             26,916
     26,916    ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.38          12/22/2006             26,916
     16,150    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31          08/04/2006             16,150
     26,916    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37          04/25/2007             26,916
     20,960    ATOMIUM FUNDING CORPORATION++                                            5.25          08/07/2006             20,942
    114,125    ATOMIUM FUNDING CORPORATION++                                            5.32          08/02/2006            114,108
     26,916    BANCO SANTANDER TOTTA LN+/-++                                            5.37          08/16/2007             26,912
     26,916    BANK OF AMERICA NA SERIES BKNT+/-                                        5.36          06/19/2007             26,915
     32,300    BEAR STEARNS & COMPANY+/-                                                5.37          10/04/2006             32,300
      3,230    BEAR STEARNS & COMPANY SERIES EXL+/-                                     5.38          08/05/2006              3,230
     32,300    BHP BILLITON FINANCE (USA) BV                                            5.39          08/11/2006             32,252
     28,824    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $28,828)                                                 5.36          08/01/2006             28,824
        664    BUCKINGHAM II CDO                                                        5.32          08/04/2006                664
     12,920    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31          08/02/2006             12,918
     33,376    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36          08/11/2006             33,327
     18,303    CAIRN HIGH GRADE FUNDING I LLC                                           5.37          08/14/2006             18,268
     12,814    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15          08/14/2006             12,790
     38,919    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36          08/21/2006             38,804
      2,153    CHEYNE FINANCE LLC++                                                     5.32          08/10/2006              2,150
     26,916    CHEYNE FINANCE LLC+/-++                                                  5.47          07/16/2007             26,914
     68,906    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                          5.34          08/14/2007             68,906
     69,713    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40          08/28/2006             69,436
     18,788    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42          08/22/2006             18,730
      4,251    CULLINAN FINANCE CORPORATION++                                           5.44          09/13/2006              4,224
     26,916    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13          11/15/2006             26,918
     53,833    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35          06/25/2007             53,825
     24,763    DEER VALLEY FUNDING LLC                                                  5.33          08/09/2006             24,734
    105,249    DEER VALLEY FUNDING LLC++                                                5.34          08/07/2006            105,157
     35,723    DNB NOR BANK ASA                                                         5.32          08/01/2006             35,723
      1,077    EDISON ASSET SECURITIZATION                                              5.49          12/11/2006              1,056
     53,833    EUREKA SECURITIZATION INCORPORATED++                                     5.26          08/10/2006             53,762
     26,916    FCAR OWNER TRUST SERIES II                                               5.30          08/08/2006             26,889
    215,331    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $215,363)                                                5.36          08/01/2006            215,331
      4,307    FIVE FINANCE INCORPORATED                                                5.30          08/07/2006              4,303
     37,737    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24          08/14/2006             37,665
      3,845    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.40          08/21/2006              3,833
      1,346    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51          11/06/2006              1,326
      1,346    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54          11/27/2006              1,322
      2,369    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55          10/27/2006              2,338

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    79,810    FOX TROT CDO LIMITED++                                                   5.34%         08/01/2006    $        79,810
      5,776    GEORGE STREET FINANCE LLC++                                              5.41          08/21/2006              5,759
     22,475    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66          10/27/2006             22,487
      3,230    GRAMPIAN FUNDING LLC++                                                   5.28          10/02/2006              3,200
     22,529    HARRIER FINANCE FUNDING LLC++                                            5.41          08/25/2006             22,449
      2,153    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42          05/15/2007              2,154
      3,768    HBOS TREASURY SERVICES PLC+/-++                                          5.58          01/12/2007              3,771
     15,100    HSBC BANK USA SERIES BKN1+/-                                             5.34          12/14/2006             15,101
     26,916    INTESA BANK IRELAND PLC+/-++                                             5.38          08/24/2007             26,914
    161,498    JPMORGAN CHASE SECURITY CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $161,522)                                                5.36          08/01/2006            161,498
     16,150    KAUPTHING BANK SERIES MTN+/-++                                           5.44          03/20/2007             16,135
      2,134    KLIO III FUNDING CORPORATION++                                           5.26          09/01/2006              2,124
     79,134    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31          08/14/2006             78,983
    131,352    LIBERTY STREET FUNDING CORPORATION++                                     5.32          08/03/2006            131,314
      2,153    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31          09/12/2006              2,153
     16,150    LIQUID FUNDING LIMITED+/-++                                              5.31          12/01/2006             16,150
     24,763    LIQUID FUNDING LIMITED+/-++                                              5.33          08/14/2006             24,763
     23,686    LIQUID FUNDING LIMITED                                                   5.34          08/07/2006             23,666
      6,460    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33          02/20/2007              6,461
     10,767    MBIA GLOBAL FUNDING LLC+/-++                                             5.38          02/20/2007             10,767
     54,102    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66          10/27/2006             54,127
      4,737    MORGAN STANLEY+/-                                                        5.22          11/09/2006              4,738
      6,428    MORGAN STANLEY+/-                                                        5.35          11/24/2006              6,431
     32,300    MORGAN STANLEY+/-                                                        5.38          10/10/2006             32,300
      4,980    MORGAN STANLEY SERIES EXL+/-                                             5.40          08/15/2007              4,981
    131,352    MORTGAGE INTEREST NET TRUST                                              5.30          08/07/2006            131,236
      5,922    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42          12/11/2006              5,924
        969    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38          08/15/2006                967
      1,615    NORDEA NORTH AMERICA INCORPORATED                                        5.38          08/18/2006              1,611
      3,016    NORTH SEA FUNDING LLC++                                                  5.32          08/10/2006              3,012
      1,153    NORTH SEA FUNDING LLC                                                    5.47          10/23/2006              1,139
     53,833    NORTHERN ROCK PLC+/-++                                                   5.33          09/05/2007             53,838
     16,150    PARAGON MORTGAGES PLC+/-++                                               5.34          05/15/2007             16,150
      5,725    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22          08/09/2006              5,718
        381    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47          09/21/2006                378
      4,355    RACERS TRUST 2004-6-MM+/-++                                              5.42          01/22/2007              4,356
     18,269    RANGER FUNDING CORPORATION++                                             5.39          08/29/2006             18,193
     11,734    REGENCY MARKETS LLC++                                                    5.28          08/15/2006             11,710
     21,533    SLM CORPORATION+/-++                                                     5.36          05/04/2007             21,536
     18,303    STANFIELD VICTORIA FUNDING LLC                                           5.45          11/27/2006             17,984
     12,449    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37          10/25/2006             12,452
     53,833    TICONDEROGA FUNDING LLC++                                                5.40          08/30/2006             53,602
      6,224    TRAVELERS INSURANCE COMPANY+/-                                           5.42          02/09/2007              6,224
     26,916    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38          06/15/2007             26,914
     26,916    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36          03/09/2007             26,918
     21,533    VERSAILLES CDS LLC++                                                     5.34          08/10/2006             21,505

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                        INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    24,908    WHISTLEJACKET CAPITAL LIMITED                                            5.30%         08/01/2006    $        24,908
     31,298    WHISTLEJACKET CAPITAL LIMITED                                            5.33          08/02/2006             31,294
      2,810    WHISTLEJACKET CAPITAL LIMITED                                            5.40          09/11/2006              2,793
      4,116    WHITE PINE FINANCE                                                       5.32          08/08/2006              4,112
      1,213    YORKTOWN CAPITAL                                                         5.34          08/10/2006              1,212
                                                                                                                          2,702,078
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $2,758,805)                                                                 2,758,805
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.64%
    660,119    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                  660,119

TOTAL SHORT-TERM INVESTMENTS (COST $660,119)                                                                                660,119
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $24,423,227)*                                  108.83%                                                        $    27,202,587

OTHER ASSETS AND LIABILITIES, NET                     (8.83)                                                             (2,206,264)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $    24,996,323
                                                     ======                                                         ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $660,119.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $24,543,291 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                        $ 3,727,709
       GROSS UNREALIZED DEPRECIATION                         (1,068,414)
                                                            -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 2,659,295

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                             STATEMENTS OF ASSETS AND LIABILITIES--JULY 31, 2006
--------------------------------------------------------------------------------

                                                                                                                         ENDEAVOR
                                                                                                                            LARGE
                                                                                                                         CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ...............................................................................     $ 42,013,036
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ....................................................................                0
  INVESTMENTS IN AFFILIATES ....................................................................................          113,567
                                                                                                                     ------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ............................................................       42,126,603
                                                                                                                     ------------
  CASH .........................................................................................................                0
  RECEIVABLE FOR FUND SHARES ISSUED ............................................................................           83,356
  RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................          342,951
  RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................            6,859
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ............................................................                0
  PREPAID EXPENSES AND OTHER ASSETS ............................................................................                0
                                                                                                                     ------------
TOTAL ASSETS ...................................................................................................       42,559,769
                                                                                                                     ------------
LIABILITIES
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS ..........................................................................                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ......................................................                0
  PAYABLE FOR FUND SHARES REDEEMED .............................................................................           49,470
  PAYABLE FOR INVESTMENTS PURCHASED ............................................................................          205,949
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           28,810
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......................................................           11,041
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .......................................................................                0
  ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................           23,077
                                                                                                                     ------------
TOTAL LIABILITIES ..............................................................................................          318,347
                                                                                                                     ------------
TOTAL NET ASSETS ...............................................................................................     $ 42,241,422
                                                                                                                     ============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ..............................................................................................     $ 40,548,511
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................                0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................          886,787
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................................          806,124
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ........................................................                0
                                                                                                                     ------------
TOTAL NET ASSETS ...............................................................................................     $ 42,241,422
                                                                                                                     ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A .........................................................................................     $ 38,019,245
  SHARES OUTSTANDING - CLASS A .................................................................................        3,728,925
  NET ASSET VALUE PER SHARE - CLASS A ..........................................................................     $      10.20
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ................................................................     $      10.82
  NET ASSETS - CLASS B .........................................................................................     $  2,938,189
  SHARES OUTSTANDING - CLASS B .................................................................................          298,724
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .......................................................     $       9.84
  NET ASSETS - CLASS C .........................................................................................     $  1,283,988
  SHARES OUTSTANDING - CLASS C .................................................................................          130,569
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................     $       9.83
  NET ASSETS - CLASS Z .........................................................................................              N/A
  SHARES OUTSTANDING - CLASS Z .................................................................................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .......................................................              N/A
  NET ASSETS - ADMINISTRATOR CLASS .............................................................................              N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................              N/A
  NET ASSETS - INSTITUTIONAL CLASS .............................................................................              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................              N/A
  NET ASSETS -  INVESTOR CLASS .................................................................................              N/A
  SHARES OUTSTANDING -  INVESTOR CLASS .........................................................................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................              N/A
                                                                                                                     ------------
INVESTMENTS AT COST ............................................................................................     $ 41,320,479
                                                                                                                     ============
SECURITIES ON LOAN, AT MARKET VALUE ............................................................................     $          0
                                                                                                                     ============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                        ENDEAVOR           EQUITY
                                                                                                     SELECT FUND       INDEX FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .............................................................      $749,714,686     $358,731,399
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................................................        27,184,682       35,083,819
  INVESTMENTS IN AFFILIATES ..................................................................        22,985,937        2,175,702
                                                                                                    ------------     ------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..........................................       799,885,305      395,990,920
                                                                                                    ------------     ------------
  CASH .......................................................................................                 0           50,000
  RECEIVABLE FOR FUND SHARES ISSUED ..........................................................         4,448,783           71,723
  RECEIVABLE FOR INVESTMENTS SOLD ............................................................                 0           13,055
  RECEIVABLES FOR DIVIDENDS AND INTEREST .....................................................           196,581          344,821
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..........................................                 0                0
  PREPAID EXPENSES AND OTHER ASSETS ..........................................................            20,986                0
                                                                                                    ------------     ------------
TOTAL ASSETS .................................................................................       804,551,655      396,470,519
                                                                                                    ------------     ------------
LIABILITIES
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS ........................................................                 0                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ....................................                 0            4,375
  PAYABLE FOR FUND SHARES REDEEMED ...........................................................           483,875          402,540
  PAYABLE FOR INVESTMENTS PURCHASED ..........................................................                 0                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......................................           424,692           70,759
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................            62,253           95,293
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................................................        27,184,682       35,083,819
  ACCRUED EXPENSES AND OTHER LIABILITIES .....................................................                 0           20,205
                                                                                                    ------------     ------------
TOTAL LIABILITIES ............................................................................        28,155,502       35,676,991
                                                                                                    ------------     ------------
TOTAL NET ASSETS .............................................................................      $776,396,153     $360,793,528
                                                                                                    ============     ============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ............................................................................      $775,868,900     $174,175,915
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................                 0        2,565,628
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................       (15,315,512)      28,968,225
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ..............        15,842,765      155,051,610
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ......................................                 0           32,150
                                                                                                    ------------     ------------
TOTAL NET ASSETS .............................................................................      $776,396,153     $360,793,528
                                                                                                    ------------     ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A .......................................................................      $148,764,465     $329,448,948
  SHARES OUTSTANDING - CLASS A ...............................................................        15,915,246        6,735,858
  NET ASSET VALUE PER SHARE - CLASS A.........................................................      $       9.35     $      48.91
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..............................................      $       9.92     $      51.89
  NET ASSETS - CLASS B .......................................................................      $ 11,353,425     $ 31,344,580
  SHARES OUTSTANDING - CLASS B ...............................................................         1,270,543          641,755
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B......................................      $       8.94     $      48.84
  NET ASSETS - CLASS C .......................................................................      $  6,890,283              N/A
  SHARES OUTSTANDING - CLASS C ...............................................................           771,804              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....................................      $       8.93              N/A
  NET ASSETS - CLASS Z .......................................................................               N/A              N/A
  SHARES OUTSTANDING - CLASS Z ...............................................................               N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .....................................               N/A              N/A
  NET ASSETS - ADMINISTRATOR CLASS ...........................................................      $ 74,520,033              N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................         7,948,872              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................      $       9.37              N/A
  NET ASSETS - INSTITUTIONAL CLASS ...........................................................      $534,867,947              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................................................        56,920,391              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .........................      $       9.40              N/A
  NET ASSETS -  INVESTOR CLASS ...............................................................               N/A              N/A
  SHARES OUTSTANDING -  INVESTOR CLASS .......................................................               N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..............................               N/A              N/A
                                                                                                    ------------     ------------
INVESTMENTS AT COST ..........................................................................      $784,042,540     $240,939,310
                                                                                                    ============     ============
SECURITIES ON LOAN, AT MARKET VALUE ..........................................................      $ 26,017,808     $ 33,760,699
                                                                                                    ============     ============

                                                                                          LARGE
                                                                                        COMPANY       U.S. VALUE            VALUE
                                                                                      CORE FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ................................................   $71,919,145     $280,974,315     $ 23,783,663
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .....................................     4,998,521       21,037,697        2,758,805
  INVESTMENTS IN AFFILIATES .....................................................       810,065                0          660,119
                                                                                    -----------     ------------     ------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) .............................    77,727,731      302,012,012       27,202,587
                                                                                    -----------     ------------     ------------
  CASH ..........................................................................             0                0                0
  RECEIVABLE FOR FUND SHARES ISSUED .............................................        20,063           18,728          148,815
  RECEIVABLE FOR INVESTMENTS SOLD ...............................................       556,761       12,807,839          289,205
  RECEIVABLES FOR DIVIDENDS AND INTEREST ........................................        49,502          765,764          131,181
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES .............................             0                0           23,306
  PREPAID EXPENSES AND OTHER ASSETS .............................................             0          143,473                0
                                                                                    -----------     ------------     ------------
TOTAL ASSETS ....................................................................    78,354,057      315,747,816       27,795,094
                                                                                    -----------     ------------     ------------
LIABILITIES
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS ...........................................             0          242,255                0
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .......................             0                0                0
  PAYABLE FOR FUND SHARES REDEEMED ..............................................       219,442          293,288           20,838
  PAYABLE FOR INVESTMENTS PURCHASED .............................................       216,785                0                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .........................         1,414          178,937                0
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .......................        19,516           65,035            5,668
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ........................................     4,998,521       21,037,697        2,758,805
  ACCRUED EXPENSES AND OTHER LIABILITIES ........................................        27,779                0           13,460
                                                                                    -----------     ------------     ------------
TOTAL LIABILITIES ...............................................................     5,483,457       21,817,212        2,798,771
                                                                                    -----------     ------------     ------------
TOTAL NET ASSETS ................................................................   $72,870,600     $293,930,604     $ 24,996,323
                                                                                    ===========     ============     ============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ...............................................................   $73,903,674     $252,687,044     $ 20,562,073
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................       145,819          505,328          179,548
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .........................      (134,693)       2,625,214        1,475,342
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .    (1,044,200)      38,113,018        2,779,360
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .........................             0                0                0
                                                                                    -----------     ------------     ------------
TOTAL NET ASSETS ................................................................   $72,870,600     $293,930,604     $ 24,996,323
                                                                                    -----------     ------------     ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ..........................................................   $15,613,133     $  2,740,883     $  3,487,017
  SHARES OUTSTANDING - CLASS A ..................................................     1,749,528          160,340          182,522
  NET ASSET VALUE PER SHARE - CLASS A ...........................................   $      8.92     $      17.09     $      19.10
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .................................   $      9.47     $      18.14     $      20.27
  NET ASSETS - CLASS B ..........................................................   $ 4,466,723     $  4,439,287     $  1,125,529
  SHARES OUTSTANDING - CLASS B ..................................................       520,285          260,853           59,527
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ........................   $      8.59     $      17.02     $      18.91
  NET ASSETS - CLASS C ..........................................................   $ 2,873,155     $  2,117,752     $    549,492
  SHARES OUTSTANDING - CLASS C ..................................................       334,988          125,013           29,036
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ........................   $      8.58     $      16.94     $      18.92
  NET ASSETS - CLASS Z ..........................................................   $31,807,573     $ 40,529,608              N/A
  SHARES OUTSTANDING - CLASS Z ..................................................     3,578,227        2,345,540              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ........................   $      8.89     $      17.28              N/A
  NET ASSETS - ADMINISTRATOR CLASS ..............................................   $18,110,016     $244,103,074     $  1,966,505
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................................     2,008,487       14,410,375          103,020
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ............   $      9.02     $      16.94     $      19.09
  NET ASSETS - INSTITUTIONAL CLASS ..............................................           N/A              N/A              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................................           N/A              N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ............           N/A              N/A              N/A
  NET ASSETS -  INVESTOR CLASS ..................................................           N/A              N/A     $ 17,867,780
  SHARES OUTSTANDING -  INVESTOR CLASS ..........................................           N/A              N/A          937,596
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .................           N/A              N/A     $      19.06
                                                                                    -----------     ------------     ------------
INVESTMENTS AT COST .............................................................   $78,771,931     $263,898,994     $ 24,423,227
                                                                                    ===========     ============     ============
SECURITIES ON LOAN, AT MARKET VALUE .............................................   $ 4,814,514     $ 20,196,922     $  2,683,044
                                                                                    ===========     ============     ============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                      STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED JULY 31, 2006
--------------------------------------------------------------------------------

                                                                                                                         ENDEAVOR
                                                                                                                            LARGE
                                                                                                                         CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ..................................................................................................    $    282,152
  INTEREST ......................................................................................................               0
  INCOME FROM AFFILIATED SECURITIES .............................................................................          41,126
  SECURITIES LENDING INCOME, NET ................................................................................             360
                                                                                                                     ------------
TOTAL INVESTMENT INCOME .........................................................................................         323,638
                                                                                                                     ------------
EXPENSES
  ADVISORY FEES .................................................................................................         329,243
  ADMINISTRATION FEES
   FUND LEVEL ...................................................................................................          21,950
   CLASS A ......................................................................................................         113,261
   CLASS B ......................................................................................................           7,157
   CLASS C ......................................................................................................           2,499
   CLASS Z ......................................................................................................             N/A
   ADMINISTRATOR CLASS ..........................................................................................             N/A
   INSTITUTIONAL CLASS ..........................................................................................             N/A
   INVESTOR CLASS ...............................................................................................             N/A
  CUSTODY FEES ..................................................................................................           8,780
  SHAREHOLDER SERVICING FEES ....................................................................................         109,748
  ACCOUNTING FEES ...............................................................................................          34,837
  DISTRIBUTION FEES (NOTE 3)
   CLASS B ......................................................................................................          19,171
   CLASS C ......................................................................................................           6,694
  PROFESSIONAL FEES .............................................................................................          23,117
  REGISTRATION FEES .............................................................................................          31,755
  SHAREHOLDER REPORTS ...........................................................................................           7,935
  TRUSTEES' FEES ................................................................................................           8,599
  OTHER FEES AND EXPENSES .......................................................................................           5,690
                                                                                                                     ------------
TOTAL EXPENSES ..................................................................................................         730,436
                                                                                                                     ------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..................................................................        (155,831)
  NET EXPENSES ..................................................................................................         574,605
                                                                                                                     ------------
NET INVESTMENT INCOME (LOSS) ....................................................................................        (250,967)
                                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...............................................       5,402,975
  FUTURES TRANSACTIONS ..........................................................................................               0
                                                                                                                     ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................................................       5,402,975
                                                                                                                     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...............................................      (6,349,711)
  FUTURES TRANSACTIONS ..........................................................................................               0
                                                                                                                     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............................................      (6,349,711)
                                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................................................        (946,736)
                                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................    $ (1,197,703)
                                                                                                                     ============
(1)   NET OF FOREIGN WITHHOLDING TAXES OF .......................................................................    $      1,037

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                        ENDEAVOR           EQUITY
                                                                                                     SELECT FUND       INDEX FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ...............................................................................      $  2,695,135     $  7,162,861
  INTEREST ...................................................................................           110,088            9,189
  INCOME FROM AFFILIATED SECURITIES ..........................................................           534,034          122,443
  SECURITIES LENDING INCOME, NET .............................................................             7,459           59,430
                                                                                                    ------------     ------------
TOTAL INVESTMENT INCOME ......................................................................         3,346,716        7,353,923
                                                                                                    ------------     ------------
EXPENSES
  ADVISORY FEES ..............................................................................         3,534,511          381,864
  ADMINISTRATION FEES
   FUND LEVEL ................................................................................           238,200          190,932
   CLASS A ...................................................................................           320,743          971,865
   CLASS B ...................................................................................            25,424           97,353
   CLASS C ...................................................................................            13,651              N/A
   CLASS Z ...................................................................................               N/A              N/A
   ADMINISTRATOR CLASS .......................................................................            80,215              N/A
   INSTITUTIONAL CLASS .......................................................................           214,142              N/A
   INVESTOR CLASS ............................................................................               N/A              N/A
  CUSTODY FEES ...............................................................................            95,280           76,373
  SHAREHOLDER SERVICING FEES .................................................................           521,804          954,659
  ACCOUNTING FEES ............................................................................            68,071           37,946
  DISTRIBUTION FEES (NOTE 3)
   CLASS B ...................................................................................            68,100          260,768
   CLASS C ...................................................................................            36,565              N/A
  PROFESSIONAL FEES ..........................................................................            26,703           28,850
  REGISTRATION FEES ..........................................................................            89,333           26,248
  SHAREHOLDER REPORTS ........................................................................            67,025          128,428
  TRUSTEES' FEES .............................................................................             8,599            8,599
  OTHER FEES AND EXPENSES ....................................................................            16,517           52,829
                                                                                                    ------------     ------------
TOTAL EXPENSES ...............................................................................         5,424,883        3,216,714
                                                                                                    ------------     ------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...............................................          (771,401)        (562,483)
  NET EXPENSES ...............................................................................         4,653,482        2,654,231
                                                                                                    ------------     ------------
NET INVESTMENT INCOME (LOSS) .................................................................        (1,306,766)       4,699,692
                                                                                                    ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................       (13,638,938)      36,611,266
  FUTURES TRANSACTIONS .......................................................................                 0          (33,487)
                                                                                                    ------------     ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................................................       (13,638,938)      36,577,779
                                                                                                    ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................        (6,024,946)     (23,277,405)
  FUTURES TRANSACTIONS .......................................................................                 0           13,986
                                                                                                    ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................        (6,024,946)     (23,263,419)
                                                                                                    ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......................................       (19,663,884)      13,314,360
                                                                                                    ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................      $(20,970,650)    $ 18,014,052
                                                                                                    ============     ============
(1)   NET OF FOREIGN WITHHOLDING TAXES OF ....................................................      $      6,704     $          0

                                                                                         LARGE
                                                                                        COMPANY       U.S. VALUE            VALUE
                                                                                      CORE FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) .................................................................    $ 1,455,366     $  6,098,563     $    598,143
  INTEREST .....................................................................              0                0                0
  INCOME FROM AFFILIATED SECURITIES ............................................         33,357          748,571           36,889
  SECURITIES LENDING INCOME, NET ...............................................          3,046            7,734            1,624
                                                                                    -----------     ------------     ------------
TOTAL INVESTMENT INCOME ........................................................      1,491,769        6,854,868          636,656
                                                                                    -----------     ------------     ------------
EXPENSES
  ADVISORY FEES ................................................................        706,069        2,229,910          212,549
  ADMINISTRATION FEES
   FUND LEVEL ..................................................................         47,071          148,661           14,170
   CLASS A .....................................................................         70,145            8,792           13,453
   CLASS B .....................................................................         17,076           12,216            3,679
   CLASS C .....................................................................         10,883            5,879            1,842
   CLASS Z .....................................................................        177,830          227,854              N/A
   ADMINISTRATOR CLASS .........................................................         19,587          228,668            1,864
   INSTITUTIONAL CLASS .........................................................            N/A              N/A              N/A
   INVESTOR CLASS ..............................................................            N/A              N/A           76,051
  CUSTODY FEES .................................................................         18,829           59,464            5,668
  SHAREHOLDER SERVICING FEES ...................................................        235,356          743,303           70,850
  ACCOUNTING FEES ..............................................................         50,802           63,859           45,329
  DISTRIBUTION FEES (NOTE 3)
   CLASS B .....................................................................         45,740           39,836            9,854
   CLASS C .....................................................................         29,150           19,169            4,933
  PROFESSIONAL FEES ............................................................         24,031           26,520           27,062
  REGISTRATION FEES ............................................................         44,077           39,585           96,482
  SHAREHOLDER REPORTS ..........................................................         20,670           47,286           15,789
  TRUSTEES' FEES ...............................................................          8,599            8,599            8,599
  OTHER FEES AND EXPENSES ......................................................          7,122           14,080            6,813
                                                                                    -----------     ------------     ------------
TOTAL EXPENSES .................................................................      1,533,037        3,923,681          614,987
                                                                                    -----------     ------------     ------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................       (272,947)        (773,877)        (264,234)
  NET EXPENSES .................................................................      1,260,090        3,149,804          350,753
                                                                                    -----------     ------------     ------------
NET INVESTMENT INCOME (LOSS) ...................................................        231,679        3,705,064          285,903
                                                                                    -----------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............        (47,486)      32,515,958        1,878,355
  FUTURES TRANSACTIONS .........................................................              0                0                0
                                                                                    -----------     ------------     ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................................        (47,486)      32,515,958        1,878,355
                                                                                    -----------     ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............     (2,163,858)     (21,313,154)        (967,125)
  FUTURES TRANSACTIONS .........................................................              0                0                0
                                                                                    -----------     ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............     (2,163,858)     (21,313,154)        (967,125)
                                                                                    -----------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................     (2,211,344)      11,202,804          911,230
                                                                                    -----------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................    $(1,979,665)    $ 14,907,868     $  1,197,133
                                                                                    ===========     ============     ============
(1)   NET OF FOREIGN WITHHOLDING TAXES OF ......................................    $     2,746     $     14,464     $      4,773

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                ENDEAVOR LARGE CAP FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED     DECEMBER 31,
                                                                                    JULY 31, 2006    JULY 31, 2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $  50,654,746    $  44,382,045    $  37,750,469

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................        (250,967)        (197,675)        (380,775)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................       5,402,975        2,989,115        5,706,012
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........      (6,349,711)        (137,992)         820,465
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      (1,197,703)       2,653,448        6,145,702
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .....................................................................               0                0                0
    CLASS B .....................................................................               0                0                0
    CLASS C .....................................................................               0                0                0
    ADMINISTRATOR CLASS .........................................................             N/A              N/A              N/A
    INSTITUTIONAL CLASS .........................................................             N/A              N/A              N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .....................................................................      (5,772,339)               0                0
    CLASS B .....................................................................        (389,907)               0                0
    CLASS C .....................................................................        (123,335)               0                0
    ADMINISTRATOR CLASS .........................................................             N/A              N/A              N/A
    INSTITUTIONAL CLASS .........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................      (6,285,581)               0                0
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................      17,806,385        8,874,311       13,301,218
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................       5,695,929                0                0
  PROCEEDS FROM REDEMPTION FEES - CLASS A .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS A .............................................     (27,665,840)      (5,460,366)     (12,914,635)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................      (4,163,526)       3,413,945          386,583
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................       2,705,817          478,359          189,456
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................         372,217                0                0
  PROCEEDS FROM REDEMPTION FEES - CLASS B .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS B .............................................        (950,239)        (155,424)         (74,741)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................       2,127,795          322,935          114,715
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................       1,187,687          110,925          115,461
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................          94,148                0                0
  PROCEEDS FROM REDEMPTION FEES - CLASS C .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS C .............................................        (176,144)        (228,552)        (130,885)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................       1,105,691         (117,627)         (15,424)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..................             N/A              N/A              N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  ADMINISTRATOR CLASS ...........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................             N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..................             N/A              N/A              N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS ...........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .        (930,040)       3,619,253          485,874
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................      (8,413,324)       6,272,701        6,631,576
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $  42,241,422    $  50,654,746    $  44,382,045
                                                                                    =============    =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                 ENDEAVOR SELECT FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED     DECEMBER 31,
                                                                                    JULY 31, 2006    JULY 31, 2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $ 137,260,367    $  97,685,266    $  82,256,672

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................      (1,306,766)        (482,068)        (845,654)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................     (13,638,938)       2,617,334       14,045,066
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........      (6,024,946)       5,758,445          372,349
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     (20,970,650)       7,893,711       13,571,761
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .....................................................................               0                0                0
    CLASS B .....................................................................               0                0                0
    CLASS C .....................................................................               0                0                0
    ADMINISTRATOR CLASS .........................................................               0                0              N/A
    INSTITUTIONAL CLASS .........................................................               0                0              N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .....................................................................        (986,759)      (2,388,978)      (5,514,094)
    CLASS B .....................................................................         (84,599)         (58,784)        (107,901)
    CLASS C .....................................................................         (34,483)         (28,763)         (65,374)
    ADMINISTRATOR CLASS .........................................................        (788,249)               0              N/A
    INSTITUTIONAL CLASS .........................................................      (1,824,412)               0              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................      (3,718,502)      (2,476,525)      (5,687,369)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................     125,429,280       36,858,933       31,977,070
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................         974,332        2,377,558        5,498,260
  PROCEEDS FROM REDEMPTION FEES - CLASS A .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS A .............................................     (24,054,081)     (88,109,362)     (31,618,577)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................     102,349,531      (48,872,871)       5,856,753
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................       9,051,439        2,576,266        1,138,452
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................          80,357           51,482           91,274
  PROCEEDS FROM REDEMPTION FEES - CLASS B .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS B .............................................      (1,786,584)        (226,655)        (113,933)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................       7,345,212        2,401,093        1,115,793
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................       6,639,741          871,869          687,954
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................          33,720           26,987           60,012
  PROCEEDS FROM REDEMPTION FEES - CLASS C .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS C .............................................      (1,259,797)        (238,353)        (176,310)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................       5,413,664          660,503          571,656
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................      26,744,329       79,815,059              N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..................         712,347                0              N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................     (32,101,039)               0              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  ADMINISTRATOR CLASS ...........................................................      (4,644,363)      79,815,059              N/A
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................     568,892,107          156,637              N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..................       1,823,388                0              N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................     (17,354,601)          (2,506)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS ...........................................................     553,360,894          154,131              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     663,824,938       34,157,915        7,544,202
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     639,135,786       39,575,101       15,428,594
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 776,396,153    $ 137,260,367    $  97,685,266
                                                                                    =============    =============    =============

                                                                                                   EQUITY INDEX FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED    SEPTEMBER 30,
                                                                                    JULY 31, 2006    JULY 31, 2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $ 395,374,896    $ 392,786,664    $ 370,479,206

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................       4,699,692        4,782,294        3,943,398
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................      36,577,779       25,465,519       15,042,773
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........     (23,263,419)      13,755,104       28,991,411
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      18,014,052       44,002,917       47,977,582
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .....................................................................      (4,414,299)      (4,793,751)      (3,594,201)
    CLASS B .....................................................................        (104,547)        (242,251)        (238,636)
    CLASS C .....................................................................             N/A              N/A              N/A
    ADMINISTRATOR CLASS .........................................................             N/A              N/A              N/A
    INSTITUTIONAL CLASS .........................................................             N/A              N/A              N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .....................................................................     (29,848,682)     (13,042,762)      (9,179,216)
    CLASS B .....................................................................      (2,960,786)      (1,871,581)      (1,662,278)
    CLASS C .....................................................................             N/A              N/A              N/A
    ADMINISTRATOR CLASS .........................................................             N/A              N/A              N/A
    INSTITUTIONAL CLASS .........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................     (37,328,314)     (19,950,345)     (14,674,331)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................      44,521,301       44,776,657       30,654,791
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................      33,789,694       17,593,351       12,579,788
  PROCEEDS FROM REDEMPTION FEES - CLASS A .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS A .............................................     (85,896,992)     (70,000,741)     (43,188,440)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................      (7,585,997)      (7,630,733)          46,139
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................       1,256,224        2,627,750        5,708,041
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................       2,878,544        1,975,612        1,799,806
  PROCEEDS FROM REDEMPTION FEES - CLASS B .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS B .............................................     (11,815,877)     (18,436,969)     (18,549,779)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................      (7,681,109)     (13,833,607)     (11,041,932)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................             N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................             N/A              N/A              N/A
  PROCEEDS FROM REDEMPTION FEES - CLASS C .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS C .............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..................             N/A              N/A              N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  ADMINISTRATOR CLASS ...........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................             N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..................             N/A              N/A              N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS ...........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     (15,267,106)     (21,464,340)     (10,995,793)
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (34,581,368)       2,588,232       22,307,458
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 360,793,528    $ 395,374,896    $ 392,786,664
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                ENDEAVOR LARGE CAP FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED     DECEMBER 31,
                                                                                    JULY 31, 2006    JULY 31, 2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................       1,565,848          779,037        1,297,889
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................         519,702                0                0
   SHARES REDEEMED - CLASS A ....................................................      (2,349,339)        (481,072)      (1,234,210)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................        (263,789)         297,965           63,679
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................         243,037           42,056           18,279
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................          35,049                0                0
   SHARES REDEEMED - CLASS B ....................................................         (90,327)         (14,293)          (7,217)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................         187,759           27,763           11,062
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................         107,877            9,814           11,182
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................           8,864                0                0
   SHARES REDEEMED - CLASS C ....................................................         (16,431)         (21,081)         (12,797)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................         100,310          (11,267)          (1,615)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ...............................................................          24,280          314,461           73,126
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $           0    $           0    $           0
                                                                                    =============    =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                 ENDEAVOR SELECT FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                         FOR THE           FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED     DECEMBER 31,
                                                                                    JULY 31, 2006    JULY 31, 2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................      12,936,477        4,150,012        3,631,058
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................          97,629          281,701          622,745
   SHARES REDEEMED - CLASS A ....................................................      (2,499,154)      (9,400,730)      (3,620,140)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................      10,534,952       (4,969,017)         633,663
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................         971,317          300,204          129,806
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................           8,387            6,309           10,663
   SHARES REDEEMED - CLASS B ....................................................        (191,920)         (26,684)         (13,648)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................         787,784          279,829          126,821
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................         705,042          101,056           80,437
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................           3,520            3,307            7,011
   SHARES REDEEMED - CLASS C ....................................................        (134,412)         (28,362)         (20,141)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................         574,150           76,001           67,307
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................       2,765,094        8,443,909              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)           71,306                0              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................      (3,331,437)               0              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............        (495,037)       8,443,909              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................      58,515,316           17,224              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)          182,338                0              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................      (1,794,218)            (269)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............      56,903,436           16,955              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ...............................................................      68,305,285        3,847,677          827,791
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $           0    $           0    $           0
                                                                                    =============    =============    =============

                                                                                                   EQUITY INDEX FUND
                                                                                    -----------------------------------------------
                                                                                                                            FOR THE
                                                                                          FOR THE          FOR THE       YEAR ENDED
                                                                                       YEAR ENDED     PERIOD ENDED    SEPTEMBER 30,
                                                                                    JULY 31, 2006    JULY 31, 2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................         891,374          900,483          635,129
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................         697,501          350,664          267,984
   SHARES REDEEMED - CLASS A ....................................................      (1,732,588)      (1,404,674)        (895,043)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................        (143,713)        (153,527)           8,070
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................          25,351           52,993          119,005
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................          59,691           39,526           38,606
   SHARES REDEEMED - CLASS B ....................................................        (236,666)        (370,110)        (384,013)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................        (151,624)        (277,591)        (226,402)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................             N/A              N/A              N/A
   SHARES REDEEMED - CLASS C ....................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ...............................................................        (295,337)        (431,118)        (218,332)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $   2,565,628    $   2,375,782    $   2,670,768
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 LARGE COMPANY CORE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)          2004(2)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 123,890,237    $  95,937,688    $ 116,705,259

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................         231,679          112,715          (72,595)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................         (47,486)      12,861,477        9,067,971
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........      (2,163,858)     (13,926,640)         847,989
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      (1,979,665)        (952,448)       9,843,365
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...................................................................               0           (5,242)               0
      CLASS B ...................................................................               0                0                0
      CLASS C ...................................................................               0                0                0
      CLASS Z ...................................................................         (71,101)               0              N/A
      ADMINISTRATOR CLASS .......................................................        (105,013)          (8,731)               0
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................             N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................        (589,706)      (6,732,026)      (4,798,134)
      CLASS B ...................................................................        (145,940)      (1,258,840)        (759,060)
      CLASS C ...................................................................         (95,809)        (887,465)        (636,169)
      CLASS Z ...................................................................        (896,590)             N/A              N/A
      ADMINISTRATOR CLASS .......................................................        (426,738)      (3,064,320)      (2,151,242)
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................      (2,330,897)     (11,956,624)      (8,344,605)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................       1,131,042        2,607,864        9,883,266
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................         583,424        6,618,967        4,635,427
   PROCEEDS FROM REDEMPTION FEES - CLASS A ......................................               0              702           12,474
   COST OF SHARES REDEEMED - CLASS A ............................................     (25,071,934)     (16,381,064)     (27,594,187)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ......................................................................     (23,357,468)      (7,153,531)     (13,063,020)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................         109,538          679,853        1,903,385
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................         144,166        1,003,706          598,238
   PROCEEDS FROM REDEMPTION FEES - CLASS B ......................................               0              126            1,571
   COST OF SHARES REDEEMED - CLASS B ............................................      (3,647,704)      (1,156,207)        (983,260)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ......................................................................      (3,394,000)         527,478        1,519,934
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................          66,358           79,132        3,118,877
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................          94,727          845,294          599,527
   PROCEEDS FROM REDEMPTION FEES - CLASS C ......................................               0               92            1,296
   COST OF SHARES REDEEMED - CLASS C ............................................      (2,298,227)      (2,111,100)      (2,595,138)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................      (2,137,142)      (1,186,582)       1,124,562
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .................................       1,457,901       54,213,169              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .............................         953,572                0              N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .............................               0              747              N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...................................     (17,318,398)      (6,559,483)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ......................................................................     (14,906,925)      47,654,433              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................       2,372,914       11,713,499        8,644,119
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................         531,752        3,073,047        2,151,242
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................               0              338            6,536
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................      (5,818,206)     (13,767,061)     (22,649,704)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................      (2,913,540)       1,019,823      (11,847,807)
                                                                                    -------------    -------------    -------------

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

(2) PROCEEDS FROM REDEMPTION FEES FOR THE YEAR ENDED DECEMBER 31, 2003 WAS $12,110 AND WAS PAID TO THE FUND IN 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                    U.S. VALUE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 376,410,955    $ 360,122,601    $ 260,271,181

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................       3,705,064        1,514,368        4,062,506
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      32,515,958        7,119,323       30,647,315
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........     (21,313,154)         470,513        9,863,094
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      14,907,868        9,104,204       44,572,915
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...................................................................         (42,459)         (14,786)         (45,784)
      CLASS B ...................................................................         (19,099)          (4,512)         (19,234)
      CLASS C ...................................................................          (8,897)            (318)          (9,233)
      CLASS Z ...................................................................        (327,127)        (682,364)      (2,578,007)
      ADMINISTRATOR CLASS .......................................................      (3,320,971)        (357,607)      (1,196,294)
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................             N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................        (534,298)         (83,251)        (352,093)
      CLASS B ...................................................................        (688,045)         (99,379)        (435,125)
      CLASS C ...................................................................        (322,722)         (55,442)        (299,189)
      CLASS Z ...................................................................      (5,331,964)      (3,913,997)     (16,834,713)
      ADMINISTRATOR CLASS .......................................................     (26,728,170)      (1,467,371)      (5,974,941)
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................     (37,323,752)      (6,679,027)     (27,744,613)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................         379,003          766,227        1,588,383
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................         561,281           93,811          379,245
   PROCEEDS FROM REDEMPTION FEES - CLASS A ......................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS A ............................................      (3,041,934)        (906,437)      (1,676,157)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ......................................................................      (2,101,650)         (46,399)         291,471
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................         273,666          445,819        1,289,813
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................         665,106           91,135          395,211
   PROCEEDS FROM REDEMPTION FEES - CLASS B ......................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS B ............................................      (2,369,336)        (550,805)        (552,807)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ......................................................................      (1,430,564)         (13,851)       1,132,217
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................         160,350          292,898          698,417
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................         279,686           47,613          278,278
   PROCEEDS FROM REDEMPTION FEES - CLASS C ......................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................      (1,261,069)      (1,470,745)      (1,141,334)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................        (821,033)      (1,130,234)        (164,639)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .................................       8,619,842       26,123,944      135,909,011
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .............................       5,416,156        2,686,399       11,406,386
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .............................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...................................    (127,296,530)    (124,991,118)     (65,884,168)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ......................................................................    (113,260,532)     (96,180,775)      81,431,229
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................     146,575,066      117,916,569       22,132,402
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................      30,044,293          168,114          109,087
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................    (119,070,047)      (6,850,247)     (21,908,649)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................      57,549,312      111,234,436          332,840
                                                                                    -------------    -------------    -------------

                                                                                                      VALUE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,      OCTOBER 31,
                                                                                             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $  32,147,431    $  23,121,050    $   9,147,073

OPERATIONS:

   NET INVESTMENT INCOME (LOSS) .................................................         285,903          172,535           59,629
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................       1,878,355          476,220          549,417
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........        (967,125)       1,702,458          651,539
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................       1,197,133        2,351,213        1,260,585
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...................................................................         (36,215)         (11,248)               0
      CLASS B ...................................................................               0           (2,383)               0
      CLASS C ...................................................................               0             (623)               0
      CLASS Z ...................................................................             N/A              N/A              N/A
      ADMINISTRATOR CLASS .......................................................         (14,851)          (7,422)               0
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................        (122,495)        (104,526)         (40,558)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................        (165,051)         (40,535)               0
      CLASS B ...................................................................         (41,160)         (14,557)               0
      CLASS C ...................................................................         (21,835)          (3,919)               0
      CLASS Z ...................................................................             N/A              N/A              N/A
      ADMINISTRATOR CLASS .......................................................         (51,160)         (22,849)               0
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................        (580,044)        (392,202)             N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................      (1,032,811)        (600,264)         (40,558)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................       2,315,510        4,492,307        1,464,268
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................         135,601           51,250                0
   PROCEEDS FROM REDEMPTION FEES - CLASS A ......................................               0            3,914              N/A
   COST OF SHARES REDEEMED - CLASS A ............................................      (3,068,772)      (2,087,521)         (43,459)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ......................................................................        (617,661)       2,459,950        1,420,809
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................         164,920          956,514          398,606
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................          37,554           15,398                0
   PROCEEDS FROM REDEMPTION FEES - CLASS B ......................................               0              688              N/A
   COST OF SHARES REDEEMED - CLASS B ............................................        (395,217)        (112,026)          (6,479)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ......................................................................        (192,743)         860,574          392,127
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................         109,874          593,081          171,542
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................          17,862            3,394                0
   PROCEEDS FROM REDEMPTION FEES - CLASS C ......................................               0              303              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................        (273,397)        (102,541)               0
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................        (145,661)         494,237          171,542
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .............................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .............................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................         718,302          324,176              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................          10,980              828              N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................               0            1,139              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................        (414,239)             (41)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................         315,043          326,102              N/A
                                                                                    -------------    -------------    -------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 LARGE COMPANY CORE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)          2004(2)
-----------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) ..........................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     (46,709,075)      40,861,621      (22,266,331)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (51,019,637)      27,952,549      (20,767,571)
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $  72,870,600    $ 123,890,237    $  95,937,688
                                                                                    =============    =============    =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................         123,636          270,923          907,677
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................          63,831          713,995          435,913
   SHARES REDEEMED - CLASS A ....................................................      (2,757,781)      (1,691,320)      (2,559,965)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................      (2,570,314)        (706,402)      (1,216,375)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................          12,563           70,502          176,952
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................          16,309          111,390           57,309
   SHARES REDEEMED - CLASS B ....................................................        (414,297)        (124,423)         (93,209)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................        (385,425)          57,469          141,052
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................           7,464            8,162          290,099
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................          10,728           93,855           57,480
   SHARES REDEEMED - CLASS C ....................................................        (260,796)        (219,749)        (242,815)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................        (242,604)        (117,732)         104,764
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS Z (NOTE 1) ...............................................         159,941        5,937,423              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ............         104,439                0              N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ...........................................      (1,903,067)        (720,509)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .........................      (1,638,687)       5,216,914              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................         257,403        1,252,543          793,687
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)           57,387          327,951          200,954
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................        (629,956)      (1,449,062)         (93,209)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............        (315,166)         131,432          901,432
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............             N/A              N/A              N/A
   SHARES REDEEMED - INVESTOR CLASS .............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      (5,152,196)       4,581,681          (69,127)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $     145,819    $      89,657    $           0
                                                                                    =============    =============    =============

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

(2) PROCEEDS FROM REDEMPTION FEES FOR THE YEAR ENDED DECEMBER 31, 2003 WAS $12,110 AND WAS PAID TO THE FUND IN 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                    U.S. VALUE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)             2004
-----------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) ..........................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) ......................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     (60,064,467)      13,863,177       83,023,118
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (82,480,351)      16,288,354       99,851,420
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 293,930,604    $ 376,410,955    $ 360,122,601
                                                                                    =============    =============    =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................          22,064           42,060           86,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................          34,251            5,164           21,022
   SHARES REDEEMED - CLASS A ....................................................        (177,577)         (49,482)         (92,877)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................        (121,262)          (2,258)          14,590
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................          15,897           24,496           71,108
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................          40,898            5,028           21,981
   SHARES REDEEMED - CLASS B ....................................................        (138,834)         (30,425)         (30,337)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................         (82,039)            (901)          62,752
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................           9,810           16,202           38,764
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................          17,286            2,639           15,559
   SHARES REDEEMED - CLASS C ....................................................         (73,197)         (80,568)         (62,341)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................         (46,101)         (61,727)          (8,018)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS Z (NOTE 1) ...............................................         472,256        1,420,103        7,524,230
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ............         327,943          146,798          627,559
   SHARES REDEEMED - CLASS Z (NOTE 1) ...........................................      (6,843,833)      (6,680,001)      (3,593,330)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .........................      (6,043,634)      (5,113,100)       4,558,459
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................       8,067,411        6,399,287        1,217,354
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)        1,847,765            9,330            6,087
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................      (6,537,814)        (373,472)      (1,213,371)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............       3,377,362        6,035,145           10,070
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............             N/A              N/A              N/A
   SHARES REDEEMED - INVESTOR CLASS .............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      (2,915,674)         857,159        4,637,853
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $     505,328    $     524,976    $      31,916
                                                                                    =============    =============    =============

                                                                                                       VALUE FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,      OCTOBER 31,
                                                                                             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................             N/A              N/A        1,167,257
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A                0
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................             N/A              N/A           (9,633)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................             N/A              N/A        1,157,624
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) ..........................       3,758,437        9,355,370       12,580,545
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) ......................         668,526          467,118                0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) ......................             N/A           24,222              N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ............................     (11,101,371)      (6,712,141)      (2,968,697)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................      (6,674,408)       3,134,569        9,611,848
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .      (7,315,430)       7,275,432       12,753,950
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................      (7,151,108)       9,026,381       13,973,977
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $  24,996,323    $  32,147,431    $  23,121,050
                                                                                    =============    =============    =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................         124,334          244,737           83,591
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................           7,410            2,808                0
   SHARES REDEEMED - CLASS A ....................................................        (163,895)        (113,956)          (2,507)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................         (32,151)         133,589           81,084
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS B ........................................................           8,869           52,652           22,723
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................           2,073              848                0
   SHARES REDEEMED - CLASS B ....................................................         (21,124)          (6,151)            (363)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................         (10,182)          47,349           22,360
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS C ........................................................           5,923           32,374            9,867
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................             986              187                0
   SHARES REDEEMED - CLASS C ....................................................         (14,724)          (5,577)               0
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................          (7,815)          26,984            9,867
                                                                                    -------------    -------------    -------------
   SHARES SOLD - CLASS Z (NOTE 1) ...............................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ............             N/A              N/A              N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ...........................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................          38,874           17,817              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)              601               46              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................         (22,164)              (2)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............          17,311           17,861              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A           68,417
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A                0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A             (569)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A           67,848
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................         199,759          514,233          725,438
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............          36,623           25,666                0
   SHARES REDEEMED - INVESTOR CLASS .............................................        (597,244)        (366,576)        (173,198)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............        (360,862)         173,323          552,240
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................        (393,699)         399,106          733,399
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $     179,548    $      66,867    $      20,534
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        NET REALIZED
                                                        BEGINNING           NET                  AND    DISTRIBUTIONS
                                                        NET ASSET    INVESTMENT           UNREALIZED         FROM NET
                                                        VALUE PER        INCOME       GAIN (LOSS) ON       INVESTMENT
                                                            SHARE        (LOSS)          INVESTMENTS           INCOME
---------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $12.26         (0.06)(9)            (0.03)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $11.63         (0.05)(9)             0.68             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $10.08         (0.10)                1.65             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 7.55         (0.07)(9)             2.60             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $10.59         (0.10)(9)            (2.94)            0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........        $10.00         (0.01)                0.86(10)         0.00

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $11.98         (0.14)(9)            (0.03)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $11.41         (0.10)(9)             0.67             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $ 9.97         (0.17)                1.61             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 7.51         (0.12)(9)             2.58             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $10.57         (0.12)(9)            (2.94)            0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........        $10.00         (0.04)                0.87(10)         0.00

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $11.98         (0.14)(9)            (0.04)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $11.41         (0.10)(9)             0.67             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $ 9.97         (0.18)                1.62             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 7.51         (0.12)(9)             2.58             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $10.57         (0.13)(9)            (2.93)            0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........        $10.00         (0.04)                0.87(10)         0.00

ENDEAVOR SELECT FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $ 9.47         (0.05)(9)             0.02             0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $ 9.16         (0.04)(9)             0.56             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $ 8.36         (0.09)(9)             1.47             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 6.10         (0.07)(9)             2.33             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $ 7.99         (0.07)(9)            (1.81)            0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........        $10.00         (0.01)               (2.00)(10)        0.00

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $ 9.12         (0.12)(9)             0.03             0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $ 8.87         (0.07)(9)             0.53             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $ 8.18         (0.15)(9)             1.42             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 6.02         (0.12)(9)             2.28             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $ 7.94         (0.12)(9)            (1.79)            0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........        $10.00         (0.09)               (1.97)(10)        0.00

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $ 9.11         (0.12)(9)             0.03             0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............        $ 8.87         (0.08)(9)             0.53             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............        $ 8.18         (0.16)(9)             1.43             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............        $ 6.02         (0.13)(9)             2.29             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............        $ 7.93         (0.12)(9)            (1.78)            0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........        $10.00         (0.10)               (1.97)(10)        0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $ 9.47         (0.02)(9)             0.01             0.00
APRIL 11, 2005(6) TO JULY 31, 2005(5) .............        $ 8.60         (0.02)(9)             0.89             0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ................        $ 9.47         (0.01)(9)             0.03             0.00
APRIL 11, 2005(6) TO JULY 31, 2005(5) .............        $ 8.60         (0.01)(9)             0.88             0.00

EQUITY INDEX FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(12) ...............        $51.55          0.62                 1.74            (0.60)
OCTOBER 1, 2004 TO JULY 31, 2005(12) ..............        $48.51          0.63                 4.97            (0.67)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............        $44.55          0.52                 5.25            (0.50)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............        $38.09          0.47                 8.23            (0.51)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............        $54.20          0.41                (9.85)           (0.43)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............        $84.54          0.43               (21.00)           (0.35)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                               DISTRIBUTIONS        ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                    FROM NET     NET ASSET   --------------------------------------------------
                                                    REALIZED     VALUE PER   NET INVESTMENT       GROSS      EXPENSE        NET
                                                       GAINS         SHARE    INCOME (LOSS)    EXPENSES       WAIVED   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (1.97)      $ 10.20           (0.51)%       1.60%      (0.35)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............        0.00       $ 12.26           (0.73)%       1.62%      (0.19)%      1.43%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........        0.00       $ 11.63           (0.93)%       1.69%      (0.04)%      1.65%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $ 10.08           (0.86)%       1.69%      (0.08)%      1.61%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........        0.00       $  7.55           (1.18)%       2.03%      (0.05)%      1.98%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....       (0.26)      $ 10.59            1.08%        2.36%      (0.01)%      2.35%

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (1.97)      $  9.84           (1.28)%       2.36%      (0.36)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............        0.00       $ 11.98           (1.53)%       2.41%      (0.20)%      2.21%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........        0.00       $ 11.41           (1.69)%       2.46%      (0.04)%      2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $  9.97           (1.34)%       2.47%      (0.42)%      2.05%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........        0.00       $  7.51           (1.38)%       4.69%      (2.45)%      2.24%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....       (0.26)      $ 10.57           (1.55)%       2.75%      (0.11)%      2.64%

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (1.97)      $  9.83           (1.29)%       2.36%      (0.36)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............        0.00       $ 11.98           (1.57)%       2.59%      (0.36)%      2.23%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........        0.00       $ 11.41           (1.72)%       2.56%      (0.11)%      2.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $  9.97           (1.39)%       2.57%      (0.45)%      2.12%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........        0.00       $  7.51           (1.51)%       4.18%      (1.85)%      2.33%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....       (0.26)      $ 10.57           (1.55)%       2.75%      (0.11)%      2.64%

ENDEAVOR SELECT FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (0.09)      $  9.35           (0.53)%       1.40%      (0.15)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............       (0.21)      $  9.47           (0.73)%       1.53%      (0.14)%      1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........       (0.58)      $  9.16           (1.05)%       1.61%      (0.04)%      1.57%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $  8.36           (1.01)%       1.61%      (0.03)%      1.58%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........       (0.01)      $  6.10           (1.08)%       1.60%      (0.01)%      1.59%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........        0.00       $  7.99           (0.80)%       4.39%      (2.70)%      1.69%

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (0.09)      $  8.94           (1.28)%       2.15%      (0.15)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............       (0.21)      $  9.12           (1.47)%       2.28%      (0.15)%      2.13%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........       (0.58)      $  8.87           (1.72)%       2.39%      (0.04)%      2.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $  8.18           (1.79)%       2.40%      (0.06)%      2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........       (0.01)      $  6.02           (1.85)%       2.39%      (0.03)%      2.36%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........        0.00       $  7.94           (1.70)%      12.41%      (9.96)%      2.45%

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (0.09)      $  8.93           (1.30)%       2.15%      (0.15)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ............       (0.21)      $  9.11           (1.52)%       2.32%      (0.14)%      2.18%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........       (0.58)      $  8.87           (1.82)%       2.41%      (0.04)%      2.37%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........        0.00       $  8.18           (1.83)%       2.45%      (0.07)%      2.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........       (0.01)      $  6.02           (1.78)%       2.32%      (0.04)%      2.28%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........        0.00       $  7.93           (1.70)%      12.82%     (10.36)%      2.46%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (0.09)      $  9.37           (0.25)%       1.22%      (0.22)%      1.00%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ..........        0.00       $  9.47           (0.67)%       1.30%      (0.30)%      1.00%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) .............       (0.09)      $  9.40           (0.12)%       0.95%      (0.15)%      0.80%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ..........        0.00       $  9.47           (0.20)%       1.03%      (0.23)%      0.80%

EQUITY INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(12) ............       (4.40)      $ 48.91            1.30%        0.77%      (0.14)%      0.63%(14)
OCTOBER 1, 2004 TO JULY 31, 2005(12) ...........       (1.89)      $ 51.55            1.53%        0.76%      (0.12)%      0.64%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       (1.31)      $ 48.51            1.09%        0.82%      (0.17)%      0.65%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........       (1.73)      $ 44.55            1.14%        1.03%      (0.36)%      0.67%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........       (6.24)      $ 38.09            0.86%        0.99%      (0.32)%      0.67%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ..........       (9.42)      $ 54.20            0.67%        0.88%      (0.21)%      0.67%

                                                                     PORTFOLIO        NET ASSETS AT
                                                             TOTAL    TURNOVER        END OF PERIOD
                                                         RETURN(2)     RATE(3)      (000'S OMITTED)
---------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
---------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (1.83)%       111%            $ 38,019
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.42%         61%            $ 48,963
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          15.38%        168%            $ 42,959
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          33.51%        234%            $ 36,601
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (28.71)%       420%            $ 28,291
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........           8.45%         54%            $ 28,102

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (2.60)%       111%            $  2,938
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.00%         61%            $  1,330
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          14.44%        168%            $    950
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          32.76%        234%            $    719
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (28.95)%       420%            $    323
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........           8.25%         54%            $    120

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (2.70)%       111%            $  1,284
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.00%         61%            $    362
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          14.44%        168%            $    474
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          32.76%        234%            $    430
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (28.95)%       420%            $    194
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ........           8.25%         54%            $    108

ENDEAVOR SELECT FUND
---------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (0.33)%        84%            $148,765
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.93%         54%            $ 50,932
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          16.80%        169%            $ 94,805
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          37.05%        244%            $ 81,190
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (23.52)%       437%            $ 55,762
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........         (20.10)%       360%            $ 56,700

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (1.01)%        84%            $ 11,353
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.44%         54%            $  4,403
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          15.82%        169%            $  1,800
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          35.88%        244%            $    622
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (24.04)%       437%            $    317
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........         (20.60)%       360%            $    455

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (1.01)%        84%            $  6,890
JANUARY 1, 2005 TO JULY 31, 2005(5) ...............           5.33%         54%            $  1,802
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............          15.82%        169%            $  1,080
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............          35.88%        244%            $    444
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............         (23.95)%       437%            $    231
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...........         (20.70)%       360%            $    239

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ................          (0.12)%        84%            $ 74,520
APRIL 11, 2005(6) TO JULY 31, 2005(5) .............          10.12%         54%            $ 79,964

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ................           0.20%         84%            $534,868
APRIL 11, 2005(6) TO JULY 31, 2005(5) .............          10.12%         54%            $    161

EQUITY INDEX FUND
---------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(12) ...............           4.78%          6%            $329,449
OCTOBER 1, 2004 TO JULY 31, 2005(12) ..............          11.76%          3%            $354,615
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............          13.13%          2%            $341,142
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............          23.59%          2%            $312,974
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............         (20.99)%         4%            $271,640
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............         (27.03)%         4%            $382,462

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                 BEGINNING             NET                     AND    DISTRIBUTIONS
                                                 NET ASSET      INVESTMENT              UNREALIZED         FROM NET
                                                 VALUE PER          INCOME          GAIN (LOSS) ON       INVESTMENT
                                                     SHARE          (LOSS)             INVESTMENTS           INCOME
-------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND (CONTINUED)

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006 ..............   $   51.38            0.23                    1.74            (0.14)
OCTOBER 1, 2004 TO JULY 31, 2005(12) .........   $   48.22            0.25                    5.02            (0.23)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ........   $   44.32            0.12                    5.27            (0.18)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ........   $   37.80            0.16                    8.20            (0.12)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........   $   53.78            0.06                   (9.84)           (0.02)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........   $   84.06           (0.02)                 (20.91)            0.00

LARGE COMPANY CORE FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $    9.30            0.03(9)                (0.21)           (0.00)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   10.97            0.01                   (0.21)           (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   10.81           (0.01)                   1.12             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $    8.81           (0.00)(9)(11)            2.02            (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) .....   $    8.24            0.01(9)                 0.57            (0.01)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........   $    9.65            0.07                   (1.10)           (0.05)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........   $   14.67            0.12                   (3.79)           (0.12)

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $    9.02           (0.04)(9)               (0.19)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   10.73           (0.03)                  (0.21)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   10.69           (0.09)                   1.08             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $    8.79           (0.10)(9)                2.01            (0.00)(11)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...   $    8.21           (0.02)(9)                0.60             0.00

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $    9.01           (0.04)(9)               (0.19)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   10.72           (0.07)                  (0.17)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   10.69           (0.11)                   1.09             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $    8.79           (0.10)(9)                2.01             0.00
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...   $    8.21           (0.02)(9)                0.60            (0.00)(11)

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $    9.29            0.02(9)                (0.20)           (0.02)
APRIL 11, 2005(6) TO JULY 31, 2005(5) ........   $    9.13            0.00(11)                0.16             0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $    9.41            0.06(9)                (0.20)           (0.05)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   11.07            0.03                   (0.22)           (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   10.84            0.06                    1.12             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $    8.80            0.05(9)                 2.03            (0.03)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...   $    8.21            0.02(9)                 0.59            (0.02)

U.S. VALUE FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $   18.64            0.18(9)                 0.71            (0.19)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   18.55            0.07(9)                 0.36            (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   17.65            0.20                    2.22            (0.18)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $   13.66            0.14                    4.00            (0.15)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........   $   17.83            0.12(9)                (2.77)           (0.16)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........   $   20.65            0.05                   (2.56)           (0.06)

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $   18.57            0.05(9)                 0.71            (0.06)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   18.52           (0.01)(9)                0.36            (0.01)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   17.64            0.07                    2.21            (0.06)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $   13.67            0.03                    3.98            (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........   $   17.81            0.02(9)                (2.78)           (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........   $   20.66           (0.00)(11)              (2.60)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                 DISTRIBUTIONS       ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                      FROM NET    NET ASSET   ------------------------------------------------
                                                      REALIZED    VALUE PER   NET INVESTMENT      GROSS   EXPENSES         NET
                                                         GAINS        SHARE    INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND (CONTINUED)

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006 ..............           (4.37)   $   48.84             0.55%      1.52%     (0.14)%      1.38%(15)
OCTOBER 1, 2004 TO JULY 31, 2005(12) .........           (1.88)   $   51.38             0.81%      1.51%     (0.12)%      1.39%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ........           (1.31)   $   48.22             0.34%      1.57%     (0.17)%      1.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ........           (1.72)   $   44.32             0.40%      1.88%     (0.47)%      1.41%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........           (6.18)   $   37.80             0.11%      1.97%     (0.56)%      1.41%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........           (9.35)   $   53.78            (0.07)%     1.63%     (0.22)%      1.41%

LARGE COMPANY CORE FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (0.20)   $    8.92             0.33%      1.51%     (0.26)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (1.47)   $    9.30             0.23%      1.62%     (0.25)%      1.37%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (0.95)   $   10.97            (0.07)%     1.61%     (0.16)%      1.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           (0.01)   $   10.81            (0.04)%     1.69%     (0.24)%      1.45%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) .....            0.00    $    8.81             0.01%      3.05%     (1.55)%      1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........           (0.33)   $    8.24             0.82%      3.74%     (2.24)%      1.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........           (1.23)   $    9.65             1.00%      4.72%     (3.22)%      1.50%

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (0.20)   $    8.59            (0.41)%     2.26%     (0.26)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (1.47)   $    9.02            (0.61)%     2.38%     (0.16)%      2.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (0.95)   $   10.73            (0.94)%     2.40%      0.00%       2.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           (0.01)   $   10.69            (0.99)%     2.47%     (0.07)%      2.40%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...            0.00    $    8.79            (0.20)%     4.23%     (1.73)%      2.50%

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (0.20)   $    8.58            (0.42)%     2.26%     (0.26)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (1.47)   $    9.01            (0.65)%     2.38%     (0.14)%      2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (0.95)   $   10.72            (1.01)%     2.52%     (0.11)%      2.41%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           (0.01)   $   10.69            (1.02)%     2.53%     (0.12)%      2.41%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...            0.00    $    8.79            (0.20)%     4.20%     (1.70)%      2.50%

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (0.20)   $    8.89             0.17%      1.69%     (0.27)%      1.42%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ........            0.00    $    9.29             0.15%      1.71%     (0.28)%      1.43%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (0.20)   $    9.02             0.64%      1.34%     (0.39)%      0.95%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (1.47)   $    9.41             0.60%      1.35%     (0.38)%      0.97%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (0.95)   $   11.07             0.43%      1.33%     (0.33)%      1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           (0.01)   $   10.84             0.54%      1.39%     (0.44)%      0.95%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...            0.00    $    8.80             1.10%      2.91%     (1.91)%      1.00%

U.S. VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (2.25)   $   17.09             1.02%      1.37%     (0.12)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (0.29)   $   18.64             0.67%      1.39%     (0.09)%      1.30%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (1.34)   $   18.55             1.14%      1.41%     (0.06)%      1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........            0.00    $   17.65             0.99%      1.40%     (0.02)%      1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           (1.36)   $   13.66             0.93%      1.30%     (0.02)%      1.28%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........           (0.25)   $   17.83             0.07%      1.83%      0.00%       1.83%

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (2.25)   $   17.02             0.30%      2.12%     (0.12)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (0.29)   $   18.57            (0.10)%     2.16%     (0.08)%      2.08%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (1.34)   $   18.52             0.39%      2.15%     (0.05)%      2.10%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........            0.00    $   17.64             0.21%      2.17%     (0.02)%      2.15%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           (1.36)   $   13.67             0.11%      2.15%     (0.02)%      2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........           (0.25)   $   17.81            (0.36)%     2.88%     (0.63)%      2.25%

                                                                PORTFOLIO       NET ASSETS AT
                                                     TOTAL       TURNOVER       END OF PERIOD
                                                 RETURN(2)        RATE(3)     (000'S OMITTED)
---------------------------------------------------------------------------------------------
EQUITY INDEX FUND (CONTINUED)

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006 ..............        3.98%             6%          $  31,345
OCTOBER 1, 2004 TO JULY 31, 2005(12) .........       11.08%             3%          $  40,760
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ........       12.26%             2%          $  51,644
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ........       22.71%             2%          $  57,505
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........      (21.60)%            4%          $  50,635
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........      (27.57)%            4%          $  71,450

LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........       (1.98)%           16%          $  15,613
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........       (1.56)%           75%          $  40,167
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       10.69%           190%          $  55,121
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       22.93%           148%          $  67,463
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) .....        6.99%            36%          $   8,597
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........      (11.47)%          190%          $   6,155
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ........      (26.39)%          222%          $   4,091

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........       (2.60)%           16%          $   4,467
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........       (2.00)%           75%          $   8,169
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........        9.67%           190%          $   9,103
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       21.74%           148%          $   7,559
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...        7.06%            36%          $     490

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........       (2.60)%           16%          $   2,873
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........       (2.01)%           75%          $   5,204
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........        9.57%           190%          $   7,457
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       21.73%           148%          $   6,312
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...        7.09%            36%          $     484

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........       (2.03)%           16%          $  31,808
APRIL 11, 2005(6) TO JULY 31, 2005(5) ........        1.75%            75%          $  48,481

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........       (1.55)%           16%          $  18,110
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........       (1.41)%           75%          $  21,870
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       11.32%           190%          $  24,257
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       23.66%           148%          $  35,372
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...        7.38%            36%          $     107

U.S. VALUE FUND
---------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........        5.49%            43%          $   2,741
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........        2.38%            14%          $   5,250
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       14.08%            47%          $   5,264
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       30.48%            53%          $   4,752
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........      (16.34)%           90%          $   2,524
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........      (12.17)%          116%          $   2,622

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........        4.72%            43%          $   4,439
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........        1.95%            14%          $   6,368
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       13.20%            47%          $   6,369
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       29.37%            53%          $   4,958
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........      (17.01)%           90%          $   3,124
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........      (12.60)%          116%          $   2,496

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                 BEGINNING             NET                     AND    DISTRIBUTIONS
                                                 NET ASSET      INVESTMENT              UNREALIZED         FROM NET
                                                 VALUE PER          INCOME          GAIN (LOSS) ON       INVESTMENT
                                                     SHARE          (LOSS)             INVESTMENTS           INCOME
-------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $   18.50            0.05(9)                 0.70            (0.06)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   18.44           (0.01)(9)                0.36            (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   17.56            0.06                    2.20            (0.04)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $   13.61            0.03                    3.97            (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........   $   17.82            0.02(9)                (2.78)           (0.09)
JANUARY 1, 2002 TO DECEMBER 31, 2001 .........   $   20.66           (0.00)(11)              (2.59)            0.00

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $   18.77            0.15(9)                 0.74            (0.13)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   18.68            0.07(9)                 0.36            (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   17.77            0.20                    2.24            (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $   13.74            0.15                    3.99            (0.11)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........   $   17.87            0.05(9)                (2.79)           (0.03)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........   $   20.65            0.11                   (2.53)           (0.11)

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........   $   18.50            0.24(9)                 0.70            (0.25)
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........   $   18.40            0.11(9)                 0.35            (0.07)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........   $   17.52            0.27                    2.21            (0.26)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........   $   13.56            0.16                    4.02            (0.22)
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ......   $   17.87            0.22(9)                (2.81)           (0.36)

VALUE FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........   $   18.90            0.20                    0.67            (0.12)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........   $   17.73            0.09                    1.49(7)         (0.08)
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........   $   17.06            0.01                    0.66             0.00

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........   $   18.73            0.06                    0.67             0.00
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........   $   17.65            0.01                    1.45(8)         (0.05)
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........   $   17.06           (0.01)                   0.60             0.00

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........   $   18.75            0.06                    0.66             0.00
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........   $   17.66            0.02                    1.45(8)         (0.05)
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........   $   17.06            0.00                    0.60             0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........   $   18.87            0.25                    0.68            (0.16)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........   $   17.71            0.15                    1.45(7)         (0.11)
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........   $   17.06            0.03                    0.62             0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........   $   18.85            0.21                    0.66            (0.11)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........   $   17.70            0.12                    1.45(7)         (0.09)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........   $   15.97            0.07                    1.72            (0.05)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........   $   12.94            0.09                    3.05            (0.10)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........   $   13.63            0.09                   (0.69)           (0.09)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........   $   15.33            0.13                   (0.39)           (0.14)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                 DISTRIBUTIONS       ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                      FROM NET    NET ASSET   ------------------------------------------------
                                                      REALIZED    VALUE PER   NET INVESTMENT      GROSS   EXPENSES         NET
                                                         GAINS        SHARE    INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (2.25)   $   16.94             0.30%      2.12%     (0.12)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (0.29)   $   18.50            (0.12)%     2.18%     (0.08)%      2.10%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (1.34)   $   18.44             0.31%      2.23%     (0.06)%      2.17%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........            0.00    $   17.56             0.18%      2.24%     (0.04)%      2.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           (1.36)   $   13.61             0.15%      2.16%     (0.01)%      2.15%
JANUARY 1, 2002 TO DECEMBER 31, 2001 .........           (0.25)   $   17.82            (0.29)%     2.37%     (0.21)%      2.16%

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (2.25)   $   17.28             0.82%      1.55%     (0.23)%      1.32%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (0.29)   $   18.77             0.64%      1.48%     (0.14)%      1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (1.34)   $   18.68             1.16%      1.37%     (0.05)%      1.32%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........            0.00    $   17.77             0.83%      1.58%     (0.03)%      1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           (1.36)   $   13.74             0.34%      1.91%     (0.01)%      1.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........           (0.25)   $   17.87             0.58%      1.22%      0.00%       1.22%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........           (2.25)   $   16.94             1.39%      1.23%     (0.27)%      0.96%
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........           (0.29)   $   18.50             1.01%      1.17%     (0.21)%      0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           (1.34)   $   18.40             1.54%      1.06%     (0.11)%      0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........            0.00    $   17.52             1.32%      1.07%     (0.10)%      0.97%
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ......           (1.36)   $   13.56             1.63%      1.11%     (0.14)%      0.97%

VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........           (0.55)   $   19.10             1.01%      2.04%     (0.84)%      1.20%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........           (0.33)   $   18.90             0.66%      1.65%     (0.45)%      1.20%
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........            0.00    $   17.73             0.34%      2.03%     (0.83)%      1.20%

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........           (0.55)   $   18.91             0.28%      2.80%     (0.85)%      1.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........           (0.33)   $   18.73            (0.10)%     2.40%     (0.45)%      1.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........            0.00    $   17.65            (0.49)%     2.78%     (0.83)%      1.95%

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........           (0.55)   $   18.92             0.29%      2.80%     (0.85)%      1.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........           (0.33)   $   18.75            (0.13)%     2.39%     (0.44)%      1.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........            0.00    $   17.66            (0.33)%     2.86%     (0.91)%      1.95%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........           (0.55)   $   19.09             1.35%      1.89%     (0.94)%      0.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........           (0.33)   $   18.87             1.09%      1.36%     (0.41)%      0.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........            0.00    $   17.71             0.77%      1.80%     (0.85)%      0.95%

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........           (0.55)   $   19.06             1.05%      2.16%     (0.96)%      1.20%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........           (0.33)   $   18.85             0.84%      1.62%     (0.42)%      1.20%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00    $   17.70             0.39%      1.51%     (0.29)%      1.22%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........           (0.01)   $   15.97             0.65%      1.76%     (0.51)%      1.25%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00    $   12.94             0.66%      2.63%     (1.44)%      1.19%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........           (1.30)   $   13.63             0.94%      1.00%      0.00%       1.00%

                                                                PORTFOLIO       NET ASSETS AT
                                                     TOTAL       TURNOVER       END OF PERIOD
                                                 RETURN(2)        RATE(3)     (000'S OMITTED)
---------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........        4.68%            43%         $    2,118
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........        1.95%            14%         $    3,165
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       13.15%            47%         $    4,294
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       29.42%            53%         $    4,230
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........      (17.05)%           90%         $    1,426
JANUARY 1, 2002 TO DECEMBER 31, 2001 .........      (12.55)%          116%         $      612

CLASS Z
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........        5.43%            43%         $   40,530
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........        2.41%            14%         $  157,495
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       14.11%            47%         $  252,256
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       30.23%            53%         $  158,963
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........      (16.86)%           90%         $  197,477
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........      (11.72)%          116%         $  186,423

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(5) ...........        5.82%            43%         $  244,103
JANUARY 1, 2005 TO JULY 31, 2005(5) ..........        2.56%            14%         $  204,133
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........       14.53%            47%         $   91,940
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........       31.03%            53%         $   87,368
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ......      (15.98)%           90%         $   11,220

VALUE FUND
---------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........        4.77%            33%         $    3,487
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........        9.00%            32%         $    4,057
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........        3.93%            25%         $    1,438

CLASS B
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........        4.03%            33%         $    1,126
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........        8.37%            32%         $    1,306
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........        3.46%            25%         $      395

CLASS C
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........        3.97%            33%         $      549
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........        8.41%            32%         $      691
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........        3.52%            25%         $      174

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........        5.10%            33%         $    1,967
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........        9.12%            32%         $    1,617
JULY 26, 2004(6) TO OCTOBER 31, 2004 .........        3.81%            25%         $    1,201

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006(4) ...........        4.81%            33%         $   17,868
NOVEMBER 1, 2004 TO JULY 31, 2005(4) .........        8.95%            32%         $   24,476
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       11.19%            25%         $   19,913
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       24.42%            31%         $    9,147
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (4.45)%           32%         $    4,799
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........       (1.96)%           16%         $    2,623

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   In 2005, the Fund changed its fiscal year end from October 31 to July 31.

(5)   In 2005, the Fund changed its fiscal year end from December 31 to July 31.

(6)   Commencement of operations.

(7)   Includes redemption fee of $0.02.

(8)   Includes redemption fee of $0.01.

(9)   Calculated based upon average shares outstanding.

(10) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(11)  Amount calculated is less than $0.005.

(12)  In 2005, the Fund changed its fiscal year end from September 30 to July
      31.

(13) In 2002, the Fund changed its fiscal year end from September 30 to December 31.

(14) Effective December 1, 2005, the expense cap for Equity Index Fund - Class A changed from 0.64% to 0.62%. The blended expense cap as of July 31, 2006 is 0.63%.

(15) Effective December 1, 2005, the expense cap for Equity Index Fund - Class B changed from 1.39% to 1.37%. The blended expense cap as of July 31, 2006 is 1.38%.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at July 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund, and Value Fund (formerly C&B Tax-Managed Value Fund). Each Fund in this report, except for the Endeavor Select Fund, is a diversified series of the Trust. The Endeavor Select Fund is a non-diversified series of the Trust.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Boards of Trustees of The Advisors' Inner Circle Fund approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into certain of the Funds. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Tax-Managed Value Fund acquired all of the net assets of the C&B Tax-Managed Value Portfolio.

      Effective April 11, 2005, the Wells Fargo C&B Tax-Managed Value Fund and the Wells Fargo Equity Index Fund changed their names to Wells Fargo Advantage C&B Tax-Managed Value Fund and the Wells Fargo Advantage Equity Index Fund, respectively. Also at this time, the Institutional Class of the C&B Tax-Managed Value Fund changed its name to Administrator Class.

      Effective December 1, 2005, the Wells Fargo Advantage C&B Tax-Managed Value Fund changed its name to Wells Fargo Advantage Value Fund. Also at this time, Class D of the Wells Fargo Advantage Value Fund changed its name to Investor Class.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                    Before Reorganization                After Reorganization
                                           ----------------------------------------   ---------------------------
                                                         Target Funds                       Acquiring Fund
-----------------------------------------------------------------------------------------------------------------
                                                 STRONG        STRONG ADVISOR LARGE   WELLS FARGO ADVANTAGE LARGE
FUND                                           VALUE FUND       COMPANY CORE FUND*          COMPANY CORE FUND
-----------------------------------------------------------------------------------------------------------------
Shares:
-----------------------------------------------------------------------------------------------------------------
   CLASS A                                            0               5,114,131                  5,114,131
-----------------------------------------------------------------------------------------------------------------
   CLASS B                                            0                 959,352                    959,352
-----------------------------------------------------------------------------------------------------------------
   CLASS C                                            0                 680,251                    680,251
-----------------------------------------------------------------------------------------------------------------
   CLASS K(1)                                         0               2,373,995                          0
-----------------------------------------------------------------------------------------------------------------
   CLASS Z                                            0                       0                  5,862,812
-----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR CLASS                                0                       0                  2,373,995
-----------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                          5,653,825                       0                          0
-----------------------------------------------------------------------------------------------------------------
Net Assets:
-----------------------------------------------------------------------------------------------------------------
   CLASS A                                 $          0            $ 46,701,354               $ 46,701,354
-----------------------------------------------------------------------------------------------------------------
   CLASS B                                            0               8,517,465                  8,517,465
-----------------------------------------------------------------------------------------------------------------
   CLASS C                                            0               6,033,440                  6,033,440
-----------------------------------------------------------------------------------------------------------------
   CLASS K(1)                                         0              21,929,246                          0
-----------------------------------------------------------------------------------------------------------------
   CLASS Z                                            0                       0                 53,538,176
-----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR CLASS                                0                       0                 21,929,246
-----------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                         53,538,176                       0                          0
-----------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)     $  1,141,272            $    272,325               $  1,413,597
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized losses            $   (345,362)           $   (108,707)              $   (454,069)
-----------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Class K of Strong Advisor Large Company Core Fund merged into Administrator Class of Wells Fargo Advantage Large Company Core Fund.

(2) Effective at the close of business on April 8, 2005, Investor Class of Strong Value Fund merged into Class Z of Wells Fargo Advantage Large Company Core Fund.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                    Before Reorganization                After Reorganization
                                           ----------------------------------------   ---------------------------
                                                         Target Funds                       Acquiring Fund
-----------------------------------------------------------------------------------------------------------------
                                           STRONG STRATEGIC       STRONG ADVISOR         WELLS FARGO ADVANTAGE
FUND                                          VALUE FUND         U.S. VALUE FUND*           U.S. VALUE FUND
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Shares:
-----------------------------------------------------------------------------------------------------------------
   CLASS A                                           0                  294,311                    294,311
-----------------------------------------------------------------------------------------------------------------
   CLASS B                                           0                  346,904                    346,904
-----------------------------------------------------------------------------------------------------------------
   CLASS C                                           0                  189,397                    189,397
-----------------------------------------------------------------------------------------------------------------
   CLASS K(1)                                        0                5,097,233                          0
-----------------------------------------------------------------------------------------------------------------
   CLASS Z(2)                                        0               13,619,424                 13,735,446
-----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR CLASS                               0                        0                  5,097,233
-----------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                           192,515                        0                          0
-----------------------------------------------------------------------------------------------------------------
Net Assets:
-----------------------------------------------------------------------------------------------------------------
   CLASS A                                 $         0             $  5,337,775               $  5,337,775
-----------------------------------------------------------------------------------------------------------------
   CLASS B                                           0                6,282,018                  6,282,018
-----------------------------------------------------------------------------------------------------------------
   CLASS C                                           0                3,415,518                  3,415,518
-----------------------------------------------------------------------------------------------------------------
   CLASS K(1)                                        0               91,666,796                          0
-----------------------------------------------------------------------------------------------------------------
   CLASS Z(2)                                        0              248,810,236                250,929,810
-----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR CLASS                               0                        0                 91,666,796
-----------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                         2,119,574                        0                          0
-----------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)     $   370,013             $ 53,778,817               $ 54,148,830
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized losses            $         0             $   (857,839)              $   (857,839)
-----------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Class K of Strong Advisor U.S. Value Fund merged into Administrator Class of Wells Fargo Advantage U.S. Value Fund.

(2) Effective at the close of business on April 8, 2005, Class Z of Strong Advisor U.S. Value Fund and Investor Class of Strong Strategic Value Fund merged into Class Z of Wells Fargo Advantage U.S. Value Fund.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code. A summary of shares outstanding and net assets immediately before and after the reorganization is not required to be presented for the following acquisitions.

                        Acquiring Funds                                                 Target Funds
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS A                 STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS A
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS B                 STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS B
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS C                 STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS C
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS A                    STRONG ADVISOR SELECT FUND CLASS A
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS B                    STRONG ADVISOR SELECT FUND CLASS B
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS C                    STRONG ADVISOR SELECT FUND CLASS C
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND ADMINISTRATOR CLASS**      NEW
---------------------------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND INSTITUTIONAL CLASS**      NEW

** New Share Class was approved by the Board of the Trust on November 2, 2004.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of securities listed on the NASDAQ and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds' valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the U.S. Value Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      As of July 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                     Undistributed Net               Undistributed Net
Fund                             Investment Income (Loss)          Realized Gain (Loss)              Paid-in-Capital
--------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND                $  250,967                       $(866,073)                     $   615,106
--------------------------------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                    1,306,766                          (1,016)                      (1,305,750)
--------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND                           9,000                          (9,000)                               0
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                       598                            (598)                               0
--------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND                            (6,159)                          6,159                                0
--------------------------------------------------------------------------------------------------------------------
VALUE FUND                                    339                            (339)                               0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at July 31, 2006.

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

      At July 31, 2006, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                       Deferred Post-October
Fund                                                       Capital Loss
----------------------------------------------------------------------------
ENDEAVOR SELECT FUND                                        $6,455,434
----------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                        509,528

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At July 31, 2006, the following Fund held futures contracts:

                                                                                             Net Unrealized
                                                                                              Appreciation
Fund                         Contracts       Type      Expiration Date   Notional Amount     (Depreciation)
-----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND              Long 5       S&P 500   September, 2006      $1,577,250            $25,000
                               Long 2       S&P 500   September, 2006         633,750              7,150
-----------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenue earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at July 31, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                   Subadvisory Fees
                                                     Advisory Fees                                                  (% of Average
                                 Average Daily       (% of Average                              Average Daily         Daily Net
Fund                              Net Assets       Daily Net Assets)        Subadviser            Net Assets           Assets)
-----------------------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND(1)    First $500 million         0.750            Wells Capital       First $100 million        0.350
                               Next $500 million         0.700              Management         Next $100 million        0.300
                                 Next $2 billion         0.650             Incorporated        Next $300 million        0.200
                                 Next $2 billion         0.625                                 Over $500 million        0.150
                                 Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND          First $500 million         0.750            Wells Capital       First $100 million        0.350
                               Next $500 million         0.700              Management         Next $100 million        0.300
                                 Next $2 billion         0.650             Incorporated        Next $300 million        0.200
                                 Next $2 billion         0.625                                 Over $500 million        0.150
                                 Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND(1)            First $1 billion         0.100            Wells Capital       First $100 million        0.050
                                 Next $4 billion         0.075              Management         Next $100 million        0.030
                                 Over $5 billion         0.050             Incorporated        Over $200 million        0.020
-----------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                                                   Subadvisory Fees
                                                     Advisory Fees                                                  (% of Average
                                Average Daily        (% of Average                              Average Daily         Daily Net
Fund                              Net Assets       Daily Net Assets)        Subadviser            Net Assets           Assets)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND       First $500 million         0.750             Matrix Asset        First $50 million        0.200
                               Next $500 million         0.700               Advisors           Over $50 million        0.160
                                 Next $2 billion         0.650             Incorporated
                                 Next $2 billion         0.625
                                 Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND(1)            First $500 million         0.750            Wells Capital       First $100 million        0.350
                               Next $500 million         0.700              Management         Next $100 million        0.300
                                 Next $2 billion         0.650             Incorporated        Next $300 million        0.200
                                 Next $2 billion         0.625                                 Over $500 million        0.150
                                 Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND                    First $500 million         0.750         Cooke & Bieler, L.P.   First $250 million        0.450
                               Next $500 million         0.700                                 Next $250 million        0.400
                                 Next $2 billion         0.650                                 Next $250 million        0.350
                                 Next $2 billion         0.625                                 Over $750 million        0.300
                                 Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective January 1, 2006. Prior to January 1, 2006 the Subadviser was entitled to be paid a monthly fee at the following rate:

                                                                   Subadvisory Fees
                                               Average Daily         (% of Average
Fund                         Subadviser          Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND     Wells Capital    First $200 million          0.350
                             Management       Next $200 million          0.300
                            Incorporated      Over $400 million          0.250
------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND        Wells Capital    First $200 million          0.350
                             Management       Next $200 million          0.300
                            Incorporated      Over $400 million          0.250
------------------------------------------------------------------------------------
EQUITY INDEX FUND           Wells Capital    First $200 million          0.020
                             Management       Over $200 million          0.010
                            Incorporated
------------------------------------------------------------------------------------
U.S. VALUE FUND             Wells Capital    First $200 million          0.350
                             Management       Next $200 million          0.300
                            Incorporated      Over $400 million          0.250

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                            Administration Fees
                                                         Average Daily         (% of Average
                                                          Net Assets         Daily Net Assets)
-----------------------------------------------------------------------------------------------
FUND LEVEL                                             First $5 billion            0.05
                                                        Next $5 billion            0.04
                                                       Over $10 billion            0.03
-----------------------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C AND INVESTOR CLASS(1)                                    0.28
-----------------------------------------------------------------------------------------------
CLASS Z(1)                                                                         0.45
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                                0.10
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                                0.08
-----------------------------------------------------------------------------------------------

(1) The class-level administration fee is reduced by 0.05% for the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                                % of Average
                                                                              Daily Net Assets
----------------------------------------------------------------------------------------------
ALL LARGE CAP STOCK FUNDS                                                           0.02
----------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                                % of Average
Share Class                                                                   Daily Net Assets
----------------------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS Z, ADMINISTRATOR CLASS AND INVESTOR CLASS          0.25
----------------------------------------------------------------------------------------------

      For the reporting period ended July 31, 2006, for the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund, and the Value Fund, shareholder servicing fees paid were as follows:

Fund                       Class A     Class B    Class C     Class Z    Administrator   Investor
-------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND    $101,126    $ 6,390    $ 2,232         N/A           N/A           N/A
-------------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND        286,378     22,700     12,188         N/A      $200,538           N/A
-------------------------------------------------------------------------------------------------
EQUITY INDEX FUND           867,737     86,922        N/A         N/A           N/A           N/A
-------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND      62,630     15,247      9,717    $ 98,794        48,968           N/A
-------------------------------------------------------------------------------------------------
U.S. VALUE FUND               9,556     13,278      6,390     142,409       571,670           N/A
-------------------------------------------------------------------------------------------------
VALUE FUND                   12,012      3,285      1,644         N/A         4,659       $49,250

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended July 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant for the Strong Advisor Endeavor Large Cap Fund and Strong Advisor Select Fund. Prior to April 11, 2005, State Street served as fund accountant for the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund. Fund accounting fees were paid by the Funds' administrator and not by the Funds. From April 11, 2005, to April 22, 2005, State Street served as interim fund accountant for the Large Company Core Fund and U.S. Value Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios during the period were as follows:

                                                      Net Operating Expense Ratios
                                                      ----------------------------
Fund                       Class A     Class B    Class C     Class Z    Administrator   Institutional    Investor
------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND      1.25%      2.00%       2.00%       N/A           N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND         1.25%      2.00%       2.00%       N/A          1.00%           0.80%          N/A
------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND            0.62%*     1.37%**      N/A        N/A           N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND      1.25%      2.00%       2.00%      1.42%         0.95%            N/A           N/A
------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND              1.25%      2.00%       2.00%      1.32%         0.96%            N/A           N/A
------------------------------------------------------------------------------------------------------------------
VALUE FUND                   1.20%      1.95%       1.95%       N/A          0.95%            N/A          1.20%

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

* Effective December 1, 2005. Prior to December 1, 2005, the expense cap for Equity Index Fund - Class A was 0.64%. Expense cap presented in Financial Highlights reflects a blended expense cap rate.

** Effective December 1, 2005. Prior to December 1, 2005, the expense cap for Equity Index Fund - Class B was 1.39%. Expense cap presented in Financial Highlights reflects a blended expense cap rate.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended July 31, 2006, were as follows:

Fund                             Purchases at Cost         Sales Proceeds
-------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND            $    47,754,395         $   53,637,257
-------------------------------------------------------------------------
ENDEAVOR SELECT FUND                 1,031,758,913            391,600,406
-------------------------------------------------------------------------
EQUITY INDEX FUND                       21,431,135             69,003,764
-------------------------------------------------------------------------
LARGE COMPANY CORE FUND                 14,589,974             62,700,451
-------------------------------------------------------------------------
U.S. VALUE FUND                            119,968                214,456
-------------------------------------------------------------------------
VALUE FUND                               9,086,206             17,320,761

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended July 31, 2006, there were no borrowings by the Large Cap Stock Funds under either agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended July 31, 2006, was as follows:

                              Ordinary      Long-term     Dividends Paid on
Fund                           Income      Capital Gain      Redemption           Total
-------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND      $ 1,420,806   $ 4,864,775      $  615,106         $  6,900,687
-------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND              97,839     3,620,663               0            3,718,502
-------------------------------------------------------------------------------------------
EQUITY INDEX FUND              4,627,481    32,700,833               0           37,328,314
-------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND        1,075,333     1,255,564               0            2,330,897
-------------------------------------------------------------------------------------------
U.S. VALUE FUND                7,627,532    29,696,220               0           37,323,752
-------------------------------------------------------------------------------------------
VALUE FUND                       286,165       746,646               0            1,032,811

      The tax character of distributions paid during the periods ended July 31, 2005 and the year ended September 30, 2004 for the Equity Index Fund, the year ended October 31, 2004 for the Value Fund (formerly C&B Tax-Managed Value Fund) and the year ended December 31, 2004 for the Endeavor Large Cap Fund, Endeavor Select Fund, Large Company Core Fund and U.S. Value Fund, was as follows:

                              Ordinary       Long-Term     Dividends Paid on
                               Income      Capital Gain       Redemption          Total
Fund                            2005           2005              2005              2005
-------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND      $         0   $         0           $   0         $          0
-------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                   0     2,476,525               0            2,476,525
-------------------------------------------------------------------------------------------
EQUITY INDEX FUND              5,372,274    14,578,071               0           19,950,345
-------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND       10,859,896     1,096,728               0           11,956,624
-------------------------------------------------------------------------------------------
U.S. VALUE FUND                1,348,511     5,330,516               0            6,679,027
-------------------------------------------------------------------------------------------
VALUE FUND (FORMERLY C&B
  TAX-MANAGED VALUE FUND)        126,202       474,062               0              600,264

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                              Ordinary        Long-Term    Dividends Paid on
                               Income       Capital Gain      Redemption          Total
Fund                            2004            2004             2004              2004
-------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND      $         0   $         0           $   0         $          0
-------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                   0     5,687,369               0            5,687,369
-------------------------------------------------------------------------------------------
EQUITY INDEX FUND              4,150,166    10,524,165               0           14,674,331
-------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND        2,041,005     6,303,600               0            8,344,605
-------------------------------------------------------------------------------------------
U.S. VALUE FUND               15,252,146    12,492,467               0           27,744,613
-------------------------------------------------------------------------------------------
VALUE FUND (FORMERLY C&B
  TAX-MANAGED VALUE FUND)         40,558             0               0               40,558

As of July 31, 2006, the components of distributable earnings on a tax basis are shown on the table below.

                             Undistributed   Undistributed     Unrealized
                               Ordinary        Long-Term      Appreciation    Capital Loss
Fund                            Income           Gain        (Depreciation)   Carry Forward      Total
-----------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND      $  258,380       $   757,015     $    677,516    $         0     $  1,692,911
-----------------------------------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                  0            42,290        6,940,397     (6,455,434)         527,253
-----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND             2,565,628        30,178,423      153,873,562              0      186,617,613
-----------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND         145,819           390,932       (1,060,297)      (509,528)      (1,033,074)
-----------------------------------------------------------------------------------------------------------
U.S. VALUE FUND               1,563,745         1,840,321       37,839,494              0       41,243,560
-----------------------------------------------------------------------------------------------------------
VALUE FUND                      371,239         1,403,715        2,659,296              0        4,434,250

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlement, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of July 31, 2006, the Funds have not evaluated the impact that will result from adoption FIN 48.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund and Value Fund, (collectively, the "Funds"), six of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented and the financial highlights of the Endeavor Large Cap Fund, Endeavor Select Fund, Large Company Core Fund and U.S. Value Fund for the years or periods ended July 31, 2006 and 2005 and December 31, 2004, the Equity Index Fund for periods presented and the Value Fund for the years or periods ended July 31, 2006 and 2005 and October 31, 2002 through 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Endeavor Large Cap Fund, Endeavor Select Fund, Large Company Core Fund, and U.S. Value Fund for the years or periods ended December 31, 2003 and prior, and the Value Fund for the year ended October 31, 2001 were audited by other auditors. Those auditors expressed unqualified opinions on those financial highlights in their reports dated February 14, 2005, and December 14, 2001, respectively.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of July 31, 2006, and the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


                                                              /S/ KPMG LLP

Philadelphia, Pennsylvania
September 20, 2006

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended July 31, 2006:

                                                                    Capital Gain
Fund                                                                  Dividend
--------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND                                            $  4,864,775
--------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                                                  3,620,663
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                    32,700,833
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                               1,255,564
--------------------------------------------------------------------------------
U.S. VALUE FUND                                                      29,696,220
--------------------------------------------------------------------------------
VALUE FUND                                                              746,646

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designates a percentage of its ordinary income dividends distributed during the year ended July 31, 2006 as qualifying for the corporate dividends-received deduction:

                                                           Dividend-Received
                                                        Deduction (% of ordinary
Fund                                                       income dividends)
--------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND                                           18.39
--------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                                             100.00
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                100.00
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                           64.63
--------------------------------------------------------------------------------
U.S. VALUE FUND                                                   74.59
--------------------------------------------------------------------------------
VALUE FUND                                                        95.47

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the funds listed below designate the following amounts of their income dividends paid during the year ended July 31, 2006 as qualified dividend income (QDI):

Fund                                                                    QDI
--------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND                                             $    288,955
--------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                                                      97,839
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                      4,627,481
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                                  729,897
--------------------------------------------------------------------------------
U.S. VALUE FUND                                                        6,135,583
--------------------------------------------------------------------------------
VALUE FUND                                                               286,165

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                              Short-Term Capital
Fund                                                            Gains Dividends
--------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND                                          $  1,420,806
--------------------------------------------------------------------------------
ENDEAVOR SELECT FUND                                                   97,839
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                               899,209
--------------------------------------------------------------------------------
U.S. VALUE FUND                                                     3,908,979
--------------------------------------------------------------------------------
VALUE FUND                                                                 11
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus(es) and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**    PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho           Trustee,               Chair of Finance, Wake Forest      None
63                       since 1987             University, since 2006. Benson-
                                                Pruitt Professorship, Wake
                                                Forest University, Calloway
                                                School of Business and
                                                Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon          Trustee,               Chairman, CEO, and Co-Founder of   None
63                       since 1998             Crystal Geyser Water Company,
                         (Chairman,             and President of Crystal Geyser
                         since 2005)            Roxane Water Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach         Trustee,               Retired. Prior thereto,            None
73                       since 1987             President of Richard M. Leach
                                                Associates (a financial
                                                consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell       Trustee,               Professor of Insurance and Risk    None
53                       since 2006             Management, Wharton School,
                                                University of Pennsylvania.
                                                Director of the Boettner Center
                                                on Pensions and Retirement.
                                                Research Associate and Board
                                                Member, Penn Aging Research
                                                Center. Research Associate,
                                                National Bureau of Economic
                                                Research.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (Continued)

------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**    PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Timothy J. Penny         Trustee,               Senior Counselor to the public     None
54                       since 1996             relations firm of Himle-Horner,
                                                and Senior Fellow at the
                                                Humphrey Institute,
                                                Minneapolis, Minnesota
                                                (a public policy organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke        Trustee,               Principal of the law firm of       None
66                       since 1996             Willeke & Daniels.
------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**    PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse          Trustee,               Private Investor/Real Estate       None
61                       since 1987             Developer. Prior thereto,
                                                Chairman of White Point
                                                Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE      PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch         President, since       Executive Vice President of        None
47                       2003                   Wells Fargo Bank, N.A. and
                                                President of Wells Fargo Funds
                                                Management, LLC. Senior
                                                Vice President and Chief
                                                Administrative Officer of Wells
                                                Fargo Funds Management, LLC
                                                from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman         Secretary, since       Vice President and Managing        None
46                       2000                   Senior Counsel of Wells Fargo
                                                Bank, N.A. and Senior Vice
                                                President and Secretary of Wells
                                                Fargo Funds Management, LLC.
                                                Vice President and Senior
                                                Counsel of Wells Fargo Bank,
                                                N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen           Treasurer, since       Vice President of Wells Fargo      None
32                       2006                   Bank, N.A. and Vice President
                                                of Financial Operations for
                                                Wells Fargo Funds Management,
                                                LLC. Vice President and Group
                                                Finance Officer of Wells Fargo
                                                Bank, N.A. Auto Finance Group
                                                from 2004 to 2006. Vice
                                                President of Portfolio Risk
                                                Management for Wells Fargo
                                                Bank, N.A. Auto Finance Group
                                                in 2004. Vice President of
                                                Portfolio Research and Analysis
                                                for Wells Fargo Bank, N.A.
                                                Auto Finance Group from 2001
                                                to 2004. Director of Small
                                                Business Services Risk
                                                Management for American
                                                Express Travel Related
                                                Services from 2000 to 2001.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS (Continued)

------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE      PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Dorothy A. Peters        Chief Compliance       Head of Mutual Fund Compliance     None
44                       Officer, since 2004    for Wells Fargo Bank and Wells
                                                Fargo Funds Management, LLC
                                                from 1995 to 2002; Chief
                                                Compliance Officer of Wells
                                                Fargo Funds Management, LLC
                                                since 2004.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of July 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:
ENDEAVOR LARGE CAP FUND, ENDEAVOR SELECT FUND, EQUITY INDEX FUND,
LARGE COMPANY CORE FUND, U.S. VALUE FUND AND VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund and Value Fund (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund and U.S. Value Fund; (iii) an investment subadvisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the Value Fund; and (iv) an investment subadvisory agreement with Matrix Asset Advisors, Inc. ("Matrix") for the Large Company Core Fund. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management, Cooke & Bieler and Matrix (the "Subadvisers"), are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subdvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and the Subdvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and the Subdviser's compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of the Endeavor Large Cap Fund, Endeavor Select Fund and Equity Index Fund was better than, or not appreciably below, the median performance of each Fund's Peer Group for all time periods. The Board then noted that the performance of the Large Company Core Fund, U.S. Value Fund and Value Fund was lower than the median performance of the Funds' Peer Groups for most time periods and required further review. Upon further review, the Board noted that the Large Company Core Fund's underperformance was due in large part to Matrix's dramatic underweighting of energy and utility stocks in the Fund's portfolio, but noted that Matrix had only been recently appointed as subadviser to the Fund and that its longer-term track record remained strong. The Board also noted that the U.S. Value Fund's underperformance was caused primarily by poor stock selection, particularly in the media and consumer staples sectors, but noted that the Fund's longer-term performance remained strong and that the Advisory Agreement Rates and Net Advisory Rates (as defined below) were within a reasonable range of the median rates of its Peer Group. The Board further noted that the Value Fund's underperformance was in large part due to Cooke & Bieler's extreme underweighting of energy and utility stocks in the Fund's portfolio, but noted that such underweighting was consistent with its investment style and that the Fund's net operating expense ratio was lower than its Peer Group's median net operating expense ratio. Accordingly, the Board asked for continued reports on the performance of the Large Company Core Fund, U.S. Value Fund and Value Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that each Funds' net operating expense ratios were lower than, equal to, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund and U.S. Value Fund was not a material factor in determining whether to renew the agreements. The Board did not consider profitability information with respect to Cooke & Bieler and Matrix, which are not affiliated with Funds Management. The Board considered that the subadvisory fees paid to Cooke & Bieler and Matrix had been negotiated by Funds Management on an arm's length

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

basis and that Cooke & Bieler's and Matrix's separate profitability from their relationships with the Value Fund and Large Company Core Fund were not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depositary Receipt
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
Connie Lee  -- Connie Lee Insurance Company
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FFCB        -- Federal Farm Credit Bank
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance Incorporated
GDR         -- Global Depositary Receipt
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
IDR         -- Industrial Development Revenue
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
REITS       -- Real Estate Investment Trusts
R&D         -- Research & Development
SFHR        -- Single Family Housing Revenue
SFMR        -- Single Family Mortgage Revenue
SLMA        -- Student Loan Marketing Association
STEERS      -- Structured Enhanced Return Trust
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares
XLCA        -- XL Capital Assurance

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

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

[LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO       THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED
ADVANTAGE FUNDS(SM) is available         HEREIN ARE SUBMITTED  FOR THE GENERAL  INFORMATION
free upon request. To obtain             OF  THE  SHAREHOLDERS  OF  WELLS  FARGO  ADVANTAGE
literature, please write, e-mail,        FUNDS.  IF THIS  REPORT  IS USED  FOR  PROMOTIONAL
or call:                                 PURPOSES,  DISTRIBUTION  OF  THE  REPORT  MUST  BE
                                         ACCOMPANIED  OR PRECEDED BY A CURRENT  PROSPECTUS.
WELLS FARGO ADVANTAGE FUNDS              FOR  A   PROSPECTUS   CONTAINING   MORE   COMPLETE
P.O. Box 8266                            INFORMATION,  INCLUDING CHARGES AND EXPENSES, CALL
Boston, MA 02266-8266                    1-800-222-8222  OR VISIT  THE  FUNDS'  WEB SITE AT
                                         WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER
E-mail: wfaf@wellsfargo.com              THE INVESTMENT  OBJECTIVES,  RISKS,  CHARGES,  AND
Web site: www.wellsfargo.com/advantage   EXPENSES  OF  THE  INVESTMENT   CAREFULLY   BEFORE
funds                                    INVESTING.  THIS AND OTHER INFORMATION ABOUT WELLS
Individual investors: 1-800-222-8222     FARGO  ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT
Retail Investment Professionals:         PROSPECTUS.  READ THE PROSPECTUS  CAREFULLY BEFORE
1-888-877-9275                           YOU INVEST OR SEND MONEY.
Institutional Investment
Professionals: 1-866-765-0778            Wells Fargo Funds Management,  LLC, a wholly owned
                                         subsidiary  of  Wells  Fargo &  Company,  provides
                                         investment  advisory and  administrative  services
                                         for WELLS FARGO ADVANTAGE FUNDS.  Other affiliates
                                         of Wells Fargo & Company  provide  subadvisory and
                                         other  services  for  the  Funds.  The  Funds  are
                                         distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC,
                                         Member  NASD/SIPC,  an  affiliate of Wells Fargo &
                                         Company.

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

--------------------------------------------------------------------------------
(c) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds         RT58329 09-06
Funds Management, LLC.                                         ALGLD/AR120 07-06
All rights reserved.

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS
--------------------------------------------------------------------------------
                                  JULY 31, 2006
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------

                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS


                 Wells Fargo Advantage Capital Growth Fund

                 Wells Fargo Advantage Dividend Income Fund

                 Wells Fargo Advantage Growth Fund

                 Wells Fargo Advantage Growth and Income Fund

                 Wells Fargo Advantage Large Cap Growth Fund

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders.....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Capital Growth Fund.....................................................    2
   Dividend Income Fund....................................................    4
   Growth Fund.............................................................    6
   Growth and Income Fund..................................................    8
   Large Cap Growth Fund...................................................   10
Fund Expenses (Unaudited)..................................................   12
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Capital Growth Fund.....................................................   14
   Dividend Income Fund....................................................   19
   Growth Fund.............................................................   25
   Growth and Income Fund..................................................   31
   Large Cap Growth Fund...................................................   35
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities....................................   42
   Statements of Operations................................................   44
   Statements of Changes in Net Assets.....................................   46
   Financial Highlights....................................................   54
   Notes to Financial Highlights...........................................   58
Notes to Financial Statements..............................................   59
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm....................   67
--------------------------------------------------------------------------------
Other Information (Unaudited)..............................................   68
--------------------------------------------------------------------------------
List of Abbreviations......................................................   75
--------------------------------------------------------------------------------

              -----------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
              -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the annual report for several of the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS for the period that ended July 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed very well during the 12-month period that ended July 31, 2006. Growth in real Gross Domestic Product averaged close to 3.5%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for a period in which oil prices spiked upward, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%. Household spending was buoyed by improving labor markets and rising home values. Business spending strengthened in response to a solid outlook for sales and profits. The major concern going forward is the potential for higher inflation. In its effort to address the possibility of inflation increasing, the Fed might find it necessary to increase interest rates more than it already has.

LARGE CAP STOCKS HELD STEADY
--------------------------------------------------------------------------------

      Large cap stocks, represented by the S&P 500 Index, produced a positive return for the period. In the final five months of 2005, equity markets had much to assimilate, including an increasing Federal funds rate, higher energy costs, and Hurricane Katrina. Katrina was obviously the most notable event, as it spurred a short-term spike in energy prices and subsequently strong energy stock performance. However, as energy worries subsided and speculation increased that more federal spending would stimulate the markets, equities surged higher in the last two months of 2005. In early 2006, many participants in the equity markets believed that the Fed was close to pausing in its cycle of raising interest rates--often described as credit tightening--and, as a result, investors became more optimistic. Investor optimism and strong global growth pushed equity markets higher during the first few months of 2006. In May, however, the market experienced a sharp correction, as investors suddenly became more risk averse and volatility increased. The more speculative and higher-volatility stocks and sectors were hit the hardest, while more defensive sectors held up better. In the aggregate, large-cap equity markets remain slightly up year-to-date, with energy, telecommunications, and the more defensive sectors leading the way.

LOOKING AHEAD
--------------------------------------------------------------------------------

      This is a challenging time for investors because no one asset class seems to be offering compelling value. If inflation pressures remain elevated, additional Fed credit tightening may begin to curtail consumer spending and produce price weakness in the bond and stock markets. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Michael Harris, CFA                     11/03/1997
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.61)% 1 for the 12-month period that ended July 31, 2006, underperforming its benchmark, the Russell 1000(R) Growth Index 2, which returned (0.76)%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Positions in technology hurt Fund performance because technology shares generally struggled throughout the period. In addition, the Fund's holdings within telecommunications also detracted from performance. Within the portfolio, the Fund's holdings in wireless service companies Sprint Nextel Corp. and NII Holdings Inc. were the main sources of underperformance.

      Conversely, the portfolio posted solid gains within the energy and health care sectors. Within energy, Transocean Inc. had a positive impact on Fund performance for the 12-month period, as the company continued to experience high demand for its contract drilling services. Transocean was awarded multiple drilling contracts throughout the period, which provided more visibility on future revenue streams. Within health care, the biopharmaceutical company Gilead Sciences Inc. posted strong gains.

      In general, the equity market experienced a considerable increase in volatility during the 12-month period. The United States was hit with severe hurricanes during the fall of 2005, which led to major destruction of the Gulf Coast's energy infrastructure and swiftly contracted the already tight U.S. oil refining capacity. The aftermath of the devastation forced gas prices to top $3 a gallon, and investors entered into a period of uncertainty regarding the short-term economic impact of these higher energy costs on the individual consumer, as well as uncertainty surrounding their impact on major corporations. Nevertheless, the economy proved to be resilient, as strong profitability, pristine corporate balance sheets, and record margins propelled stock indices to approach new highs by early in the second quarter of 2006. Following the Fed's meeting in May 2006, investors wondered if inflation was contained and wanted to know if the Fed would continue to raise interest rates in an effort to keep inflation under control. As a result of the uncertainty, the market posted a sell-off in May 2006, and equities around the world tumbled.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We initiated a position in Cognizant Technology Solutions during the period. This consulting and technology services firm substantially raised its profit outlook, as the company experienced increased demand from existing customers as well as gains from new customers. In addition, we eliminated the Fund's position in Nike Inc. because the firm continued to experience weaker sales in international markets and was subjected to cost pressures from higher input costs.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that these are unpredictable times. Recent market corrections seem to have made attractive valuations even more compelling, because profit and growth expectations have changed only slightly since the beginning of 2006. Furthermore, should the Fed pause from raising interest rates, we believe equity valuations could be the beneficiaries, because positive cash flow yields of corporate equities may make them more attractive relative to fixed-income investments. While corporate profit growth is expected to soften from the strong levels seen in 2005, we believe it could remain respectable and may create a tailwind in the market. However, we think the consumer is the wild card in the economy, because high energy prices and higher interest rates may become obstacles to spending growth if inflation goes unchecked and solid productivity fails to provide a buffer. We will continue to navigate this environment by focusing on companies that we believe have the ability to allocate cash to projects that can generate a high return on invested capital. While these projects have become more limited, we will continue to watch the strength of capital spending within energy, selected areas of technology, and health care.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------------------------------------------------
                                                                                6-Months*  1-Year     5-Year  Life of Fund
--------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund - Administrator Class (Incept. Date 06/30/2003)           (7.86)    (1.10)      4.90       8.91
--------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund - Institutional Class (Incept. Date 04/11/2005)           (7.79)    (0.98)      4.74       8.82
--------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund - Investor Class (Incept. Date 11/03/1997)                (8.13)    (1.61)      4.56       8.73
--------------------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2                                             (4.49)    (0.76)     (0.64)      2.33
--------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                             0.67      5.38       2.82       5.51

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
-------------------------------------------------------------
   Beta**                                                1.04
-------------------------------------------------------------
   Price to Earnings (trailing 12 months)              22.30x
-------------------------------------------------------------
   Price to Book Ratio                                  3.10x
-------------------------------------------------------------
   Median Market Cap. ($B)                             $23.44
-------------------------------------------------------------
   Portfolio Turnover                                     89%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4, 5 (AS OF JULY 31, 2006)
-------------------------------------------------------------
   WellPoint Incorporated                               4.24%
-------------------------------------------------------------
   Johnson & Johnson                                    3.86%
-------------------------------------------------------------
   CVS Corporation                                      3.73%
-------------------------------------------------------------
   Comcast Corporation Class A                          3.70%
-------------------------------------------------------------
   Yahoo! Incorporated                                  3.46%
-------------------------------------------------------------
   Apple Computer Incorporated                          3.29%
-------------------------------------------------------------
   Marriott International Incorporated Class A          3.02%
-------------------------------------------------------------
   Amgen Incorporated                                   2.92%
-------------------------------------------------------------
   Cardinal Health Incorporated                         2.85%
-------------------------------------------------------------
   NII Holdings Incorporated                            2.65%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary          (14%)
Consumer Staples                 (5%)
Energy                          (11%)
Financials                       (9%)
Health Care                     (23%)
Industrials                      (7%)
Information Technology          (24%)
Materials                        (2%)
Telecommunication Services       (5%)

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                     CAPITAL GROWTH FUND -                    RUSSELL 1000(R)
                        INVESTOR CLASS        S&P 500 INDEX    GROWTH INDEX
                        --------------        -------------   ---------------
       11/3/1997           $ 10,000             $ 10,000        $ 10,000
      11/30/1997           $  9,940             $ 10,463        $ 10,425
      12/31/1997           $ 10,106             $ 10,642        $ 10,542
       1/31/1998           $ 10,197             $ 10,760        $ 10,857
       2/28/1998           $ 10,879             $ 11,535        $ 11,673
       3/31/1998           $ 11,158             $ 12,126        $ 12,139
       4/30/1998           $ 11,532             $ 12,247        $ 12,307
       5/31/1998           $ 11,350             $ 12,037        $ 11,958
       6/30/1998           $ 11,227             $ 12,526        $ 12,690
       7/31/1998           $ 10,954             $ 12,393        $ 12,606
       8/31/1998           $  9,706             $ 10,603        $ 10,714
       9/30/1998           $  9,990             $ 11,282        $ 11,537
      10/31/1998           $ 10,550             $ 12,199        $ 12,464
      11/30/1998           $ 11,162             $ 12,938        $ 13,412
      12/31/1998           $ 11,605             $ 13,683        $ 14,622
       1/31/1999           $ 12,127             $ 14,255        $ 15,480
       2/28/1999           $ 12,014             $ 13,812        $ 14,773
       3/31/1999           $ 12,781             $ 14,365        $ 15,551
       4/30/1999           $ 13,399             $ 14,921        $ 15,571
       5/31/1999           $ 13,008             $ 14,569        $ 15,093
       6/30/1999           $ 13,791             $ 15,377        $ 16,150
       7/31/1999           $ 13,709             $ 14,897        $ 15,637
       8/31/1999           $ 13,770             $ 14,824        $ 15,892
       9/30/1999           $ 13,584             $ 14,418        $ 15,558
      10/31/1999           $ 14,453             $ 15,330        $ 16,733
      11/30/1999           $ 15,323             $ 15,641        $ 17,636
      12/31/1999           $ 17,657             $ 16,562        $ 19,470
       1/31/2000           $ 17,815             $ 15,730        $ 18,557
       2/29/2000           $ 19,177             $ 15,433        $ 19,464
       3/31/2000           $ 19,689             $ 16,941        $ 20,858
       4/30/2000           $ 18,581             $ 16,432        $ 19,865
       5/31/2000           $ 17,942             $ 16,096        $ 18,865
       6/30/2000           $ 19,285             $ 16,492        $ 20,294
       7/31/2000           $ 18,635             $ 16,235        $ 19,448
       8/31/2000           $ 21,064             $ 17,243        $ 21,209
       9/30/2000           $ 20,467             $ 16,333        $ 19,203
      10/31/2000           $ 19,270             $ 16,263        $ 18,294
      11/30/2000           $ 16,855             $ 14,982        $ 15,598
      12/31/2000           $ 18,248             $ 15,056        $ 15,104
       1/31/2001           $ 18,918             $ 15,589        $ 16,148
       2/28/2001           $ 17,333             $ 14,169        $ 13,406
       3/31/2001           $ 16,557             $ 13,272        $ 11,947
       4/30/2001           $ 17,771             $ 14,302        $ 13,458
       5/31/2001           $ 17,734             $ 14,398        $ 13,260
       6/30/2001           $ 16,891             $ 14,048        $ 12,953
       7/31/2001           $ 16,620             $ 13,910        $ 12,630
       8/31/2001           $ 16,152             $ 13,040        $ 11,597
       9/30/2001           $ 15,101             $ 11,987        $ 10,439
      10/31/2001           $ 15,585             $ 12,216        $ 10,987
      11/30/2001           $ 16,243             $ 13,152        $ 12,042
      12/31/2001           $ 16,610             $ 13,268        $ 12,019
       1/31/2002           $ 16,248             $ 13,074        $ 11,807
       2/28/2002           $ 16,061             $ 12,822        $ 11,317
       3/31/2002           $ 16,664             $ 13,304        $ 11,709
       4/30/2002           $ 16,350             $ 12,498        $ 10,753
       5/31/2002           $ 15,659             $ 12,406        $ 10,493
       6/30/2002           $ 14,467             $ 11,523        $  9,522
       7/31/2002           $ 13,961             $ 10,625        $  8,999
       8/31/2002           $ 14,037             $ 10,694        $  9,026
       9/30/2002           $ 13,034             $ 9,533         $  8,089
      10/31/2002           $ 14,051             $ 10,371        $  8,831
      11/30/2002           $ 14,560             $ 10,981        $  9,311
      12/31/2002           $ 13,605             $ 10,336        $  8,668
       1/31/2003           $ 13,260             $ 10,066        $  8,458
       2/28/2003           $ 13,107             $ 9,915         $  8,419
       3/31/2003           $ 13,461             $ 10,010        $  8,575
       4/30/2003           $ 14,483             $ 10,835        $  9,209
       5/31/2003           $ 15,109             $ 11,405        $  9,669
       6/30/2003           $ 15,275             $ 11,551        $  9,802
       7/31/2003           $ 15,683             $ 11,755        $ 10,046
       8/31/2003           $ 15,926             $ 11,984        $ 10,296
       9/30/2003           $ 15,658             $ 11,857        $ 10,186
      10/31/2003           $ 16,552             $ 12,527        $ 10,758
      11/30/2003           $ 16,667             $ 12,637        $ 10,871
      12/31/2003           $ 17,063             $ 13,300        $ 11,247
       1/31/2004           $ 17,484             $ 13,544        $ 11,476
       2/29/2004           $ 17,688             $ 13,732        $ 11,549
       3/31/2004           $ 17,561             $ 13,525        $ 11,335
       4/30/2004           $ 17,446             $ 13,313        $ 11,203
       5/31/2004           $ 17,995             $ 13,495        $ 11,412
       6/30/2004           $ 18,289             $ 13,757        $ 11,555
       7/31/2004           $ 17,459             $ 13,302        $ 10,901
       8/31/2004           $ 17,139             $ 13,356        $ 10,847
       9/30/2004           $ 18,110             $ 13,500        $ 10,951
      10/31/2004           $ 18,557             $ 13,706        $ 11,121
      11/30/2004           $ 19,489             $ 14,261        $ 11,504
      12/31/2004           $ 20,051             $ 14,746        $ 11,955
       1/31/2005           $ 19,247             $ 14,386        $ 11,556
       2/28/2005           $ 19,323             $ 14,689        $ 11,679
       3/31/2005           $ 19,172             $ 14,429        $ 11,467
       4/30/2005           $ 18,711             $ 14,156        $ 11,248
       5/31/2005           $ 19,938             $ 14,606        $ 11,792
       6/30/2005           $ 20,220             $ 14,626        $ 11,749
       7/31/2005           $ 21,114             $ 15,171        $ 12,323
       8/31/2005           $ 20,986             $ 15,033        $ 12,165
       9/30/2005           $ 21,447             $ 15,154        $ 12,220
      10/31/2005           $ 20,923             $ 14,901        $ 12,102
      11/30/2005           $ 21,868             $ 15,464        $ 12,624
      12/31/2005           $ 21,944             $ 15,471        $ 12,584
       1/31/2006           $ 22,614             $ 15,881        $ 12,806
       2/28/2006           $ 22,141             $ 15,924        $ 12,786
       3/31/2006           $ 22,312             $ 16,122        $ 12,974
       4/30/2006           $ 22,496             $ 16,338        $ 12,957
       5/31/2006           $ 21,300             $ 15,868        $ 12,517
       6/30/2006           $ 21,274             $ 15,890        $ 12,468
       7/31/2006           $ 20,775             $ 15,987        $ 12,231

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Large Company Growth Fund, its predecessor fund, and for periods prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to reflect Investor Class expenses. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings, and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings, and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND Investor Class shares for the life of the Fund with the Russell 1000(R) Growth Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND (the Fund) seeks above-average dividend income and long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          FUND INCEPTION DATE
   Jennifer C. Newell, CFA                07/01/1993
   Roger D. Newell

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 7.93% 1 for the 12-month period that ended July 31, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 11.59%. In addition, the Fund outperformed the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was attributed to its overweighted positions in chemicals and technology. High energy and raw materials costs dampened the earnings of chemical companies, and the Fund's holding of Dow Chemical was particularly weak. Intel led the weakness in technology. Concerns over slower earnings growth at Intel and a difficult competitive environment weighed down its stock price. We think that the issues affecting Intel will improve as management restructures and they release new products. In the meantime, Dow and Intel are paying the Fund attractive dividend yields of 3.9% and 2.2% respectively.

      In contrast, the energy, bank, and media groups made positive contributions to the Fund's relative performance. Shares of Schlumberger and Royal Dutch Shell, which are not represented in the Fund's benchmark index, rose significantly and helped relative performance. A focus on regional banks with strong earnings and an underexposure to weak stocks in the media group also contributed positively to performance.

      The Fund's performance during the period reflected a market in which investors generally preferred the stocks of smaller, lower-quality, higher-risk companies. The Fund's benchmark provides more exposure to these companies than the Fund, which seeks to emphasize investments in higher quality, well-established companies with strong market positions and long histories of paying attractive, above-average dividends.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we added to current positions of high-quality companies such as 3M, Coca-Cola, JPMorgan Chase, Pfizer, US Bancorp, and Verizon because their fundamentals became more attractive. In the case of 3M, a disappointing earnings announcement caused its stock price to fall and its yield relative to the market to rise. In our investment strategy, yield that is high relative to the market and to the stock's historical relative yield represents an attractive valuation level to us. The company is an industry leader with a strong balance sheet and cash flow position. Consequently, we believe 3M's long-term prospects are good.

      We reduced the Fund's positions in energy and industrials. In the energy group, we reduced holdings of several stocks such as Marathon Oil because they approached historically high valuation levels as measured by relative yield. In the industrials group, we sold Boeing and United Technologies because they also had reached historically high levels of valuation.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      During the last few months of the reporting period, investor concerns about rising inflation, a slowing economy, and high relative valuations have produced a rotation out of riskier areas of the market into the large-cap, dividend-paying stocks of the kind the Fund emphasizes. We believe this trend may continue. Supply constraints and geopolitical uncertainty may keep energy prices high and could fuel inflation. Higher interest rates and higher prices may slow economic growth and dampen corporate profits. In this environment, the current movement towards lower-risk areas of the market may continue, which we believe will benefit the stocks of the large-cap, dividend-paying companies upon which the Fund focuses.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
-----------------------------------------------------------------------------------------------------------------------
                                                                                6-Months*   1-Year    5-Year    10-Year
-----------------------------------------------------------------------------------------------------------------------
   Dividend Income Fund - Administrator Class (Incept. Date 12/31/2001)           4.13       8.37      4.69      9.96
-----------------------------------------------------------------------------------------------------------------------
   Dividend Income Fund - Investor Class (Incept. Date 07/01/1993)                3.92       7.93      4.29      9.75
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                               5.07      11.59      7.46     11.54
-----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                             0.67       5.38      2.82      8.88
-----------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Beta**                                            0.92
---------------------------------------------------------
   Price to Earnings (trailing 12 months)          13.80x
---------------------------------------------------------
   Price to Book Ratio                              2.46x
---------------------------------------------------------
   Median Market Cap. ($B)                         $37.48
---------------------------------------------------------
   Portfolio Turnover                                  8%
---------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4, 5 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Citigroup Incorporated                           4.80%
---------------------------------------------------------
   Bank of America Corporation                      4.62%
---------------------------------------------------------
   Exxon Mobil Corporation                          3.96%
---------------------------------------------------------
   Pfizer Incorporated                              3.59%
---------------------------------------------------------
   General Electric Company                         3.10%
---------------------------------------------------------
   JPMorgan Chase & Company                         2.95%
---------------------------------------------------------
   ConocoPhillips                                   2.81%
---------------------------------------------------------
   Procter & Gamble Company                         2.68%
---------------------------------------------------------
   McDonald's Corporation                           2.63%
---------------------------------------------------------
   Royal Dutch Shell plc ADR Class A                2.39%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary          (3%)
Consumer Staples               (12%)
Energy                         (14%)
Financials                     (32%)
Health Care                     (8%)
Industrials                     (8%)
Information Technology          (6%)
Materials                       (7%)
Telecommunication Services      (4%)
Utilities                       (6%)

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                     DIVIDEND INCOME FUND -                   RUSSELL 1000(R)
                         INVESTOR CLASS       S&P 500 INDEX     VALUE INDEX
                         --------------       -------------   ---------------
 7/31/1996                   $10,000            $10,000            $10,000
 8/31/1996                   $10,058            $10,211            $10,286
 9/30/1996                   $10,174            $10,785            $10,695
10/31/1996                   $10,507            $11,083            $11,108
11/30/1996                   $10,922            $11,920            $11,914
12/31/1996                   $11,056            $11,684            $11,762
 1/31/1997                   $11,259            $12,413            $12,332
 2/28/1997                   $11,338            $12,511            $12,513
 3/31/1997                   $11,027            $11,998            $12,063
 4/30/1997                   $11,107            $12,713            $12,570
 5/31/1997                   $11,657            $13,487            $13,272
 6/30/1997                   $12,082            $14,091            $13,842
 7/31/1997                   $12,333            $15,211            $14,883
 8/31/1997                   $11,886            $14,360            $14,353
 9/30/1997                   $12,568            $15,146            $15,220
10/31/1997                   $12,577            $14,640            $14,795
11/30/1997                   $13,531            $15,317            $15,449
12/31/1997                   $14,103            $15,580            $15,900
 1/31/1998                   $14,036            $15,752            $15,675
 2/28/1998                   $14,170            $16,888            $16,730
 3/31/1998                   $15,410            $17,752            $17,754
 4/30/1998                   $14,827            $17,931            $17,873
 5/31/1998                   $14,549            $17,623            $17,608
 6/30/1998                   $14,840            $18,338            $17,833
 7/31/1998                   $14,522            $18,143            $17,518
 8/31/1998                   $14,176            $15,523            $14,911
 9/30/1998                   $15,566            $16,517            $15,767
10/31/1998                   $15,808            $17,860            $16,989
11/30/1998                   $16,206            $18,942            $17,780
12/31/1998                   $16,972            $20,032            $18,385
 1/31/1999                   $16,377            $20,870            $18,532
 2/28/1999                   $15,902            $20,221            $18,270
 3/31/1999                   $15,785            $21,030            $18,649
 4/30/1999                   $17,390            $21,845            $20,390
 5/31/1999                   $17,695            $21,329            $20,166
 6/30/1999                   $17,965            $22,512            $20,752
 7/31/1999                   $17,914            $21,810            $20,144
 8/31/1999                   $17,597            $21,702            $19,397
 9/30/1999                   $17,398            $21,108            $18,719
10/31/1999                   $17,676            $22,443            $19,796
11/30/1999                   $17,419            $22,899            $19,641
12/31/1999                   $17,072            $24,247            $19,736
 1/31/2000                   $17,407            $23,029            $19,092
 2/29/2000                   $15,867            $22,594            $17,674
 3/31/2000                   $17,686            $24,803            $19,830
 4/30/2000                   $18,269            $24,057            $19,599
 5/31/2000                   $18,771            $23,564            $19,806
 6/30/2000                   $17,967            $24,145            $18,901
 7/31/2000                   $18,225            $23,768            $19,138
 8/31/2000                   $19,491            $25,244            $20,202
 9/30/2000                   $20,827            $23,911            $20,387
10/31/2000                   $20,391            $23,810            $20,888
11/30/2000                   $20,274            $21,934            $20,113
12/31/2000                   $21,736            $22,042            $21,121
 1/31/2001                   $20,444            $22,823            $21,202
 2/28/2001                   $20,668            $20,744            $20,612
 3/31/2001                   $20,712            $19,430            $19,884
 4/30/2001                   $22,162            $20,939            $20,859
 5/31/2001                   $22,012            $21,079            $21,328
 6/30/2001                   $20,878            $20,567            $20,855
 7/31/2001                   $20,551            $20,364            $20,810
 8/31/2001                   $20,250            $19,090            $19,977
 9/30/2001                   $19,542            $17,549            $18,571
10/31/2001                   $19,479            $17,884            $18,411
11/30/2001                   $18,986            $19,255            $19,481
12/31/2001                   $19,302            $19,424            $19,940
 1/31/2002                   $19,099            $19,141            $19,786
 2/28/2002                   $19,137            $18,772            $19,818
 3/31/2002                   $19,908            $19,478            $20,756
 4/30/2002                   $19,015            $18,297            $20,044
 5/31/2002                   $19,028            $18,163            $20,144
 6/30/2002                   $18,002            $16,870            $18,988
 7/31/2002                   $16,679            $15,555            $17,223
 8/31/2002                   $16,770            $15,657            $17,353
 9/30/2002                   $14,846            $13,957            $15,423
10/31/2002                   $15,472            $15,184            $16,566
11/30/2002                   $15,927            $16,077            $17,610
12/31/2002                   $15,486            $15,133            $16,845
 1/31/2003                   $15,042            $14,737            $16,437
 2/28/2003                   $14,663            $14,516            $15,999
 3/31/2003                   $14,797            $14,655            $16,025
 4/30/2003                   $16,003            $15,863            $17,436
 5/31/2003                   $16,791            $16,698            $18,561
 6/30/2003                   $17,010            $16,911            $18,793
 7/31/2003                   $17,181            $17,210            $19,073
 8/31/2003                   $17,142            $17,545            $19,370
 9/30/2003                   $16,920            $17,359            $19,182
10/31/2003                   $17,976            $18,340            $20,355
11/30/2003                   $18,134            $18,501            $20,632
12/31/2003                   $19,280            $19,471            $21,903
 1/31/2004                   $19,426            $19,828            $22,288
 2/29/2004                   $19,717            $20,104            $22,766
 3/31/2004                   $19,507            $19,801            $22,567
 4/30/2004                   $19,096            $19,490            $22,015
 5/31/2004                   $19,308            $19,757            $22,240
 6/30/2004                   $19,691            $20,141            $22,765
 7/31/2004                   $19,385            $19,475            $22,445
 8/31/2004                   $19,691            $19,553            $22,764
 9/30/2004                   $20,004            $19,765            $23,117
10/31/2004                   $20,565            $20,066            $23,501
11/30/2004                   $21,592            $20,878            $24,689
12/31/2004                   $21,987            $21,588            $25,516
 1/31/2005                   $22,081            $21,062            $25,063
 2/28/2005                   $23,007            $21,505            $25,894
 3/31/2005                   $22,660            $21,125            $25,538
 4/30/2005                   $22,325            $20,724            $25,081
 5/31/2005                   $22,675            $21,383            $25,685
 6/30/2005                   $22,806            $21,414            $25,966
 7/31/2005                   $23,508            $22,210            $26,716
 8/31/2005                   $23,438            $22,008            $26,601
 9/30/2005                   $23,677            $22,186            $26,974
10/31/2005                   $23,255            $21,816            $26,289
11/30/2005                   $23,874            $22,640            $27,148
12/31/2005                   $23,940            $22,649            $27,314
 1/31/2006                   $24,400            $23,250            $28,374
 2/28/2006                   $24,370            $23,313            $28,547
 3/31/2006                   $24,627            $23,603            $28,934
 4/30/2006                   $25,490            $23,919            $29,669
 5/31/2006                   $24,717            $23,232            $28,919
 6/30/2006                   $24,745            $23,263            $29,104
 7/31/2006                   $25,356            $23,406            $29,812

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Dividend Income Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund, its predecessor fund. For periods prior to December 8, 2001, performance is based on the Fund's previous investment strategy as a non-diversified utilities fund.

2 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND Investor Class shares for the most recent ten years with the Russell 1000(R) Value Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          FUND INCEPTION DATE
   Brandon M. Nelson, CFA                 12/31/1993
   Thomas C. Ognar, CFA
   Bruce C. Olson, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 2.96% 1 for the 12-month period that ended July 31, 2006, outperforming its benchmark, the Russell 3000(R) Growth Index 2, which returned (0.54)%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance, when compared to that of its benchmark, was more impacted by individual stock selections than by broader macroeconomic factors. Cerner, NII Holdings, Google, Joy Global, and Ultra Petroleum were positive contributors to Fund performance during the period. In contrast, Texas Roadhouse, Station Casinos, Juniper Networks, Target, and VistaPrint were negative contributors to performance.

      Likewise, industry sector allocations in the Fund are the result of our process for selecting stocks rather than the result of any intention to emulate sector allocations in the Fund's benchmark index. The Fund's overweighted position in the energy sector was a positive contributor to performance. Rising energy prices--due to tight supply and increasing demand--helped energy stocks outperform during the period. Conversely, being underweighted in consumer staples, due to a dearth of growth companies, was a detractor to Fund performance.

      General investment sentiment can impact the market, and recent concerns over inflation, rising interest rates, and the potential for corporate earnings growth led to an unfavorable environment for growth stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our primary goal when we buy a stock is to find an opportunity where growth is being underestimated by the market. Typically we find this when companies exhibit one or more of the following attributes: accelerating revenue growth, expanding operating margins, or robust revenue growth sustainable for multiple years.

      We believe Charles Schwab, a security purchased during the period, is a good example of a company where growth is being underestimated. Schwab's inflow of assets greatly exceeds its peers, yet it continues to have less than 10% of the market share. We replaced Asset Acceptance with Schwab in the Fund's holdings.

      Stocks are sold when we believe the market is no longer underestimating a company's potential for growth. Our discipline is to sell a stock when we see signs that the growth profile is deteriorating. Asset Acceptance, a debt collector, was sold after the company failed to meet our expectations in the amount of charged-off debt it purchased and when turnover among its collection staff rapidly increased. We viewed these circumstances as symptoms of structural difficulties and our expectations for growth fell below the market's expectations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that rising interest rates, high energy prices, and a situational slowdown in the housing market has put stress on the U.S. consumer, and as a result, may cause the economy to decelerate in the coming year. At the same time, we are hopeful that this economic situation may prove to be positive for growth stocks. A mid-cycle economic slowdown might cause investors to look for stocks that can sustain revenue and earnings growth in a sluggish economy.

      Our process involves using proprietary screens and analysis to find companies that we believe have the strongest revenue and earnings fundamentals; then we meet with management from hundreds of different companies to find the ones with the ability to sustain a high level of growth in changing economic environments. We will continue to look for growth stocks that we believe have the potential for sustaining a high level of growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Growth Fund, its predecessor fund, and for periods prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Class C sales charges and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Advisor Class (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Including Sales Charge                Excluding Sales Charge
                                                         ----------------------------------  --------------------------------------
                                                         6-Months*  1-Year  5-Year  10-Year  6-Months*   1-Year    5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund - Class C (Incept. Date 12/26/2002)        (10.16)    1.35    0.21     6.50     (9.16)     2.35      0.21      6.50
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund - Administrator Class
     (Incept. Date 08/30/2002)                                                                 (8.68)     3.49      1.47      7.81
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund - Advisor Class (Incept. Date 02/24/2000)                                       (8.83)     3.07      0.98      7.39
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund - Institutional Class
     (Incept. Date 02/24/2000)                                                                 (8.62)     3.58      1.67      7.99
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund - Investor Class (Incept. Date 12/31/1993)                                      (8.91)     2.96      0.98      7.55
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
     Russell 3000(R) Growth Index 2                                                            (4.83)    (0.54)    (0.28)     5.72
-----------------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 3                                                                            0.67      5.38      2.82      8.88

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Beta**                                            1.34
---------------------------------------------------------
   Price to Earnings (trailing 12 months)          24.80x
---------------------------------------------------------
   Price to Book Ratio                              4.28x
---------------------------------------------------------
   Median Market Cap. ($B)                          $5.28
---------------------------------------------------------
   Portfolio Turnover                                123%
---------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 3000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Google Incorporated Class A                      3.71%
---------------------------------------------------------
   NII Holdings Incorporated                        3.12%
---------------------------------------------------------
   Alliance Data Systems Corporation                2.97%
---------------------------------------------------------
   Microchip Technology Incorporated                2.35%
---------------------------------------------------------
   Dick's Sporting Goods Incorporated               2.32%
---------------------------------------------------------
   Schlumberger Limited                             2.24%
---------------------------------------------------------
   Life Time Fitness Incorporated                   2.17%
---------------------------------------------------------
   Covance Incorporated                             2.08%
---------------------------------------------------------
   Burlington Northern Santa Fe Corporation         2.08%
---------------------------------------------------------
   Ultra Petroleum Corporation                      1.94%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary         (14%)
Consumer Staples                (3%)
Energy                          (9%)
Financials                      (6%)
Health Care                    (17%)
Industrials                    (10%)
Information Technology         (32%)
Materials                       (3%)
Telecomunication Services       (6%)

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      WELLS FARGO ADVANTAGE
                          GROWTH FUND -                       RUSSELL 3000(R)
                         INVESTOR CLASS       S&P 500 INDEX    GROWTH INDEX
                         --------------       -------------   ---------------
         7/31/1996           $10,000              $10,000       $10,000
         8/31/1996           $10,387              $10,211       $10,305
         9/30/1996           $11,293              $10,785       $11,033
        10/31/1996           $11,156              $11,083       $11,045
        11/30/1996           $11,567              $11,920       $11,824
        12/31/1996           $11,309              $11,684       $11,636
         1/31/1997           $12,018              $12,413       $12,400
         2/28/1997           $11,370              $12,511       $12,254
         3/31/1997           $10,537              $11,998       $11,573
         4/30/1997           $10,850              $12,713       $12,263
         5/31/1997           $11,832              $13,487       $13,226
         6/30/1997           $12,402              $14,091       $13,748
         7/31/1997           $13,622              $15,211       $14,915
         8/31/1997           $13,284              $14,360       $14,165
         9/30/1997           $14,154              $15,146       $14,906
        10/31/1997           $13,622              $14,640       $14,319
        11/30/1997           $13,440              $15,317       $14,829
        12/31/1997           $13,464              $15,580       $14,980
         1/31/1998           $13,096              $15,752       $15,365
         2/28/1998           $14,199              $16,888       $16,539
         3/31/1998           $14,913              $17,752       $17,202
         4/30/1998           $14,817              $17,931       $17,427
         5/31/1998           $14,346              $17,623       $16,861
         6/30/1998           $15,663              $18,338       $17,816
         7/31/1998           $15,295              $18,143       $17,577
         8/31/1998           $12,861              $15,523       $14,823
         9/30/1998           $13,677              $16,517       $15,989
        10/31/1998           $13,780              $17,860       $17,239
        11/30/1998           $14,861              $18,942       $18,552
        12/31/1998           $17,097              $20,032       $20,225
         1/31/1999           $18,229              $20,870       $21,392
         2/28/1999           $17,325              $20,221       $20,343
         3/31/1999           $18,869              $21,030       $21,389
         4/30/1999           $18,907              $21,845       $21,545
         5/31/1999           $18,223              $21,329       $20,935
         6/30/1999           $19,812              $22,512       $22,374
         7/31/1999           $19,151              $21,810       $21,664
         8/31/1999           $19,364              $21,702       $21,933
         9/30/1999           $19,318              $21,108       $21,532
        10/31/1999           $21,318              $22,443       $23,083
        11/30/1999           $23,722              $22,899       $24,408
        12/31/1999           $29,930              $24,247       $27,066
         1/31/2000           $29,191              $23,029       $25,870
         2/29/2000           $38,079              $22,594       $27,486
         3/31/2000           $35,603              $24,803       $29,041
         4/30/2000           $31,424              $24,057       $27,547
         5/31/2000           $29,686              $23,564       $26,090
         6/30/2000           $32,448              $24,145       $28,159
         7/31/2000           $31,944              $23,768       $26,899
         8/31/2000           $35,754              $25,244       $29,361
         9/30/2000           $34,957              $23,911       $26,671
        10/31/2000           $30,962              $23,810       $25,346
        11/30/2000           $26,396              $21,934       $21,552
        12/31/2000           $27,166              $22,042       $20,999
         1/31/2001           $25,861              $22,823       $22,467
         2/28/2001           $22,034              $20,744       $18,705
         3/31/2001           $19,714              $19,430       $16,694
         4/30/2001           $21,191              $20,939       $18,800
         5/31/2001           $20,910              $21,079       $18,576
         6/30/2001           $20,598              $20,567       $18,218
         7/31/2001           $19,724              $20,364       $17,686
         8/31/2001           $18,118              $19,090       $16,262
         9/30/2001           $15,828              $17,549       $14,571
        10/31/2001           $16,300              $17,884       $15,375
        11/30/2001           $17,625              $19,255       $16,840
        12/31/2001           $17,823              $19,424       $16,878
         1/31/2002           $17,410              $19,141       $16,559
         2/28/2002           $16,412              $18,772       $15,846
         3/31/2002           $17,239              $19,478       $16,448
         4/30/2002           $16,523              $18,297       $15,174
         5/31/2002           $16,140              $18,163       $14,769
         6/30/2002           $15,132              $16,870       $13,411
         7/31/2002           $13,791              $15,555       $12,582
         8/31/2002           $13,640              $15,657       $12,617
         9/30/2002           $12,884              $13,957       $11,333
        10/31/2002           $13,740              $15,184       $12,343
        11/30/2002           $14,486              $16,077       $13,047
        12/31/2002           $13,317              $15,133       $12,146
         1/31/2003           $13,045              $14,737       $11,849
         2/28/2003           $12,964              $14,516       $11,778
         3/31/2003           $13,216              $14,655       $11,994
         4/30/2003           $14,023              $15,863       $12,897
         5/31/2003           $14,990              $16,698       $13,592
         6/30/2003           $15,253              $16,911       $13,784
         7/31/2003           $15,888              $17,210       $14,176
         8/31/2003           $16,583              $17,545       $14,558
         9/30/2003           $16,059              $17,359       $14,386
        10/31/2003           $17,239              $18,340       $15,226
        11/30/2003           $17,521              $18,501       $15,411
        12/31/2003           $17,329              $19,471       $15,908
         1/31/2004           $17,753              $19,828       $16,271
         2/29/2004           $17,944              $20,104       $16,365
         3/31/2004           $17,702              $19,801       $16,090
         4/30/2004           $17,309              $19,490       $15,854
         5/31/2004           $17,944              $19,757       $16,151
         6/30/2004           $18,438              $20,141       $16,379
         7/31/2004           $17,077              $19,475       $15,408
         8/31/2004           $16,644              $19,553       $15,311
         9/30/2004           $17,339              $19,765       $15,512
        10/31/2004           $17,672              $20,066       $15,765
        11/30/2004           $18,761              $20,878       $16,373
        12/31/2004           $19,507              $21,588       $17,010
         1/31/2005           $18,710              $21,062       $16,425
         2/28/2005           $18,872              $21,505       $16,604
         3/31/2005           $18,579              $21,125       $16,274
         4/30/2005           $17,672              $20,724       $15,903
         5/31/2005           $18,922              $21,383       $16,701
         6/30/2005           $19,144              $21,414       $16,690
         7/31/2005           $20,122              $22,210       $17,536
         8/31/2005           $19,789              $22,008       $17,308
         9/30/2005           $20,253              $22,186       $17,393
        10/31/2005           $20,001              $21,816       $17,182
        11/30/2005           $21,150              $22,640       $17,943
        12/31/2005           $21,261              $22,649       $17,889
         1/31/2006           $22,733              $23,250       $18,326
         2/28/2006           $22,319              $23,313       $18,290
         3/31/2006           $23,217              $23,603       $18,618
         4/30/2006           $23,660              $23,919       $18,589
         5/31/2006           $22,128              $23,232       $17,894
         6/30/2006           $22,219              $23,263       $17,831
         7/31/2006           $20,706              $23,406       $17,440

--------------------------------------------------------------------------------

shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth Fund, its predecessor fund.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The Fund has selected the Russell 3000(R) Growth Index to replace the S&P 500 Index going forward because the Russell 3000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH FUND Investor Class shares for the most recent ten years with the Russell 3000(R) Growth Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (the Fund) seeks total return, comprised of long-term capital appreciation and current income.

ADVISER                               SUBADVISER
   Wells Fargo Funds Management, LLC     Matrix Asset Advisors, Inc.

FUND MANAGER                          FUND INCEPTION DATE
   David A. Katz, CFA                    12/29/1995

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.58)% 1 for the 12-month period that ended July 31, 2006, underperforming the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was primarily attributed to its overweighting in growth-oriented sectors such as technology and health care. During the past 12 months, these sectors performed poorly during the period, even though the businesses represented within these sectors remained strong, with attractive business prospects and compelling valuations.

      Technology, retail, and health care were the biggest detractors from Fund performance. In the technology sector, American Power Conversion Systems and Intel led the decliners. Gap Inc. dragged the retail sector down, while Boston Scientific was the prominent laggard in health care.

      The energy and financial sectors both had strong gains during the period. Fund holdings in energy were led by Chevron and Exxon Mobil Corp., while financials had broad-based positive contributions from several companies, including Bank of America, JPMorgan Chase, Merrill Lynch, and Morgan Stanley.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we sold Fifth Third Bank, Freddie Mac, General Mills, Interpublic, Lucent Technologies, Merck, Nokia Corp. and Walt Disney Corp. Nokia and Disney--which were also purchased during the period--were sold at healthy gains because they reached our target sell price. General Mills was also sold at a slight profit. The remaining companies were sold at losses and reflected our concern about their business prospects and the timeliness of the investment. We also periodically scaled back on some of our profitable positions because of the relative size of these positions in the Fund and because they had approached our determined fair market value for them. MedImmune and Merrill Lynch are two examples of the holdings that we reduced.

      We added new positions in Cisco Systems, Dollar General, First Data Corp., Johnson & Johnson, and Tyco International. We believe that each of these companies is a leader in its respective field and that they are selling at very attractive valuations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to believe that there is compelling merit to owning the large and mega-cap American companies. While these businesses have performed strongly, their stocks have been anemic. This disparity has created, in our view, a significant opportunity for investors. In fact, we believe mega-cap growth stocks represent one of the most attractive asset classes in the world.

      We believe that the recent sell-off in May 2006--which particularly hurt more speculative areas of the market--might be the impetus for investors to seek quality investments once again. Should that happen, we think the Fund's portfolio would benefit from the shift in investor sentiment. In the meantime, the fundamentals of the Fund continue to strengthen because the underlying businesses continue to flourish. We envision steady but slowing economic growth during the balance of 2006 and into 2007. In addition, we believe the Fund is well-positioned for steady, slower-paced economic growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
-------------------------------------------------------------------------------------------------------------------------
                                                                             6-Months*      1-Year       5-Year   10-Year
-------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund - Administrator Class (Incept. Date 12/31/2001)      (3.85)       (1.22)       (0.45)     7.33
-------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund - Advisor Class (Incept. Date 02/29/2000)            (3.94)       (1.36)       (0.75)     7.04
-------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund - Institutional Class (Incept. Date 02/29/2000)      (3.71)       (0.90)       (0.12)     7.59
-------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund - Investor Class (Incept. Date 12/29/1995)           (4.04)       (1.58)       (0.82)     7.14
-------------------------------------------------------------------------------------------------------------------------
   Benchmark
-------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 2                                                            0.67         5.38         2.82      8.88

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Beta**                                            1.08
---------------------------------------------------------
   Price to Earnings (trailing 12 months)          15.86x
---------------------------------------------------------
   Price to Book Ratio                              2.23x
---------------------------------------------------------
   Median Market Cap. ($B)                         $65.40
---------------------------------------------------------
   Portfolio Turnover                                 16%
---------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3, 4 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Symbol Technologies Incorporated                 3.97%
---------------------------------------------------------
   Time Warner Incorporated                         3.87%
---------------------------------------------------------
   American International Group Incorporated        3.74%
---------------------------------------------------------
   Pfizer Incorporated                              3.72%
---------------------------------------------------------
   Wal-Mart Stores Incorporated                     3.67%
---------------------------------------------------------
   Microsoft Corporation                            3.63%
---------------------------------------------------------
   Exxon Mobil Corporation                          3.60%
---------------------------------------------------------
   MedImmune Incorporated                           3.56%
---------------------------------------------------------
   ChevronTexaco Corporation                        3.55%
---------------------------------------------------------
   General Electric Company                         3.53%

SECTOR DISTRIBUTION 3 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary         (13%)
Consumer Staples                (4%)
Energy                         (10%)
Financials                     (28%)
Health Care                    (14%)
Industrials                    (10%)
Information Technology         (21%)

GROWTH OF $10,000 INVESTMENT 5 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        WELLS FARGO ADVANTAGE
                          GROWTH AND INCOME
                        FUND - INVESTOR CLASS   S&P 500 INDEX
                        ---------------------   -------------
         7/31/1996           $10,000              $10,000
         8/31/1996           $10,307              $10,211
         9/30/1996           $10,876              $10,785
        10/31/1996           $11,183              $11,083
        11/30/1996           $11,906              $11,920
        12/31/1996           $11,879              $11,684
         1/31/1997           $12,368              $12,413
         2/28/1997           $12,431              $12,511
         3/31/1997           $11,982              $11,998
         4/30/1997           $12,626              $12,713
         5/31/1997           $13,279              $13,487
         6/30/1997           $13,930              $14,091
         7/31/1997           $15,265              $15,211
         8/31/1997           $14,557              $14,360
         9/30/1997           $15,390              $15,146
        10/31/1997           $14,863              $14,640
        11/30/1997           $15,135              $15,317
        12/31/1997           $15,488              $15,580
         1/31/1998           $15,478              $15,752
         2/28/1998           $16,551              $16,888
         3/31/1998           $17,406              $17,752
         4/30/1998           $17,643              $17,931
         5/31/1998           $17,377              $17,623
         6/30/1998           $18,413              $18,338
         7/31/1998           $18,603              $18,143
         8/31/1998           $15,657              $15,523
         9/30/1998           $16,693              $16,517
        10/31/1998           $17,795              $17,860
        11/30/1998           $18,926              $18,942
        12/31/1998           $20,591              $20,032
         1/31/1999           $21,617              $20,870
         2/28/1999           $20,933              $20,221
         3/31/1999           $22,026              $21,030
         4/30/1999           $22,520              $21,845
         5/31/1999           $21,817              $21,329
         6/30/1999           $23,270              $22,512
         7/31/1999           $22,757              $21,810
         8/31/1999           $22,653              $21,702
         9/30/1999           $22,510              $21,108
        10/31/1999           $24,002              $22,443
        11/30/1999           $25,038              $22,899
        12/31/1999           $27,228              $24,247
         1/31/2000           $25,954              $23,029
         2/29/2000           $27,722              $22,594
         3/31/2000           $29,444              $24,803
         4/30/2000           $27,922              $24,057
         5/31/2000           $26,657              $23,564
         6/30/2000           $27,371              $24,145
         7/31/2000           $26,857              $23,768
         8/31/2000           $29,178              $25,244
         9/30/2000           $28,074              $23,911
        10/31/2000           $26,952              $23,810
        11/30/2000           $24,147              $21,934
        12/31/2000           $24,436              $22,042
         1/31/2001           $24,186              $22,823
         2/28/2001           $21,335              $20,744
         3/31/2001           $20,092              $19,430
         4/30/2001           $21,672              $20,939
         5/31/2001           $21,720              $21,079
         6/30/2001           $21,084              $20,567
         7/31/2001           $20,757              $20,364
         8/31/2001           $19,274              $19,090
         9/30/2001           $17,790              $17,549
        10/31/2001           $18,118              $17,884
        11/30/2001           $19,553              $19,255
        12/31/2001           $19,534              $19,424
         1/31/2002           $19,225              $19,141
         2/28/2002           $18,927              $18,772
         3/31/2002           $19,556              $19,478
         4/30/2002           $18,419              $18,297
         5/31/2002           $18,159              $18,163
         6/30/2002           $17,013              $16,870
         7/31/2002           $15,799              $15,555
         8/31/2002           $15,789              $15,657
         9/30/2002           $14,296              $13,957
        10/31/2002           $15,510              $15,184
        11/30/2002           $16,319              $16,077
        12/31/2002           $15,269              $15,133
         1/31/2003           $14,932              $14,737
         2/28/2003           $14,662              $14,516
         3/31/2003           $14,807              $14,655
         4/30/2003           $15,906              $15,863
         5/31/2003           $16,581              $16,698
         6/30/2003           $16,779              $16,911
         7/31/2003           $17,078              $17,210
         8/31/2003           $17,386              $17,545
         9/30/2003           $17,060              $17,359
        10/31/2003           $18,102              $18,340
        11/30/2003           $18,209              $18,501
        12/31/2003           $19,001              $19,471
         1/31/2004           $19,233              $19,828
         2/29/2004           $19,455              $20,104
         3/31/2004           $19,168              $19,801
         4/30/2004           $18,743              $19,490
         5/31/2004           $19,091              $19,757
         6/30/2004           $19,467              $20,141
         7/31/2004           $18,714              $19,475
         8/31/2004           $18,743              $19,553
         9/30/2004           $19,065              $19,765
        10/31/2004           $19,278              $20,066
        11/30/2004           $20,234              $20,878
        12/31/2004           $20,689              $21,588
         1/31/2005           $20,010              $21,062
         2/28/2005           $20,398              $21,505
         3/31/2005           $19,846              $21,125
         4/30/2005           $19,426              $20,724
         5/31/2005           $19,873              $21,383
         6/30/2005           $19,542              $21,414
         7/31/2005           $20,232              $22,210
         8/31/2005           $19,727              $22,008
         9/30/2005           $19,732              $22,186
        10/31/2005           $19,353              $21,816
        11/30/2005           $20,209              $22,640
        12/31/2005           $20,313              $22,649
         1/31/2006           $20,761              $23,250
         2/28/2006           $20,664              $23,313
         3/31/2006           $20,649              $23,603
         4/30/2006           $20,942              $23,919
         5/31/2006           $20,289              $23,232
         6/30/2006           $19,873              $23,263
         7/31/2006           $19,922              $23,406

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
   Wells Fargo Funds Management, LLC     Wells Capital Management Incorporated

FUND MANAGERS                         FUND INCEPTION DATE
   Brandon M. Nelson, CFA                12/30/1981
   Thomas C. Ognar, CFA
   Bruce C. Olson, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.65)% 1 for the 12-month period that ended July 31, 2006, underperforming its benchmark, the Russell 1000
(R) Growth Index 2, which returned (0.76)%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 5.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Holdings in Dell, Cisco Systems, eBay, and Juniper Networks hurt Fund performance. General uncertainty about economic forces led to an unfavorable environment for large-cap growth stocks as investors became unsure about future earnings growth. A combination of rising interest rates, high energy prices, and a situational slowdown in the housing market helped to create a challenging market and many investors chose to reduce risk at the expense of potential growth. Nevertheless, the Fund continues to remain focused on sectors of the market that have the best long-term growth prospects such as technology, health care, and consumer growth stocks.

      In contrast, the Fund benefited from many of the new blue-chip leaders that were able to grow faster and garner market share from some of the more established, slow-growth companies. Examples during the period included Gilead Sciences, Google, Valero Energy, and Chicago Mercantile Exchange.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our discipline is to sell a stock when we see signs that the growth profile is deteriorating. For example, we sold Dell, a long time holding of the Fund, because personal computer growth slowed and disappointed investors.

      Conversely, our primary goal when we buy a stock is to find an opportunity where growth is being underestimated by the market. Typically we find this when companies exhibit one or more of the following attributes: accelerating revenue growth, expanding operating margins, or robust revenue growth sustainable for multiple years. We believe Chicago Mercantile Exchange (CME), a security purchased during the period, is a good example of a company where growth is being underestimated.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that rising interest rates, high energy prices, and a situational slowdown in the housing market has put stress on the U.S. consumer, and as a result, may cause the economy to decelerate in the coming year. At the same time, we are hopeful that this economic situation may prove to be positive for large-cap growth stocks. A mid-cycle economic slowdown might cause investors to look for stocks that can sustain revenue and earnings growth in a sluggish economy.

      Our process involves using proprietary screens and analysis to find companies with the strongest revenue and earnings fundamentals; then we meet with management from hundreds of different companies to find the ones with the ability to sustain a high level of growth in changing economic environments. We will continue to look for large-cap growth stocks that we believe have the potential for sustaining a high level of growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of July 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Cap Growth Fund, its predecessor fund.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JULY 31, 2006)
----------------------------------------------------------------------------------------------------------------------
                                                                       6-Months*     1-Year       5-Year       10-Year
----------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund - Investor Class (Incept. Date 12/30/1981)     (9.35)       (1.65)       (1.72)        5.67
----------------------------------------------------------------------------------------------------------------------
   Benchmarks
----------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Growth Index 2                                     (4.49)       (0.76)       (0.64)        5.86
----------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 3                                                     0.67         5.38         2.82         8.88

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Beta**                                            1.14
---------------------------------------------------------
   Price to Earnings (trailing 12 months)          21.40x
---------------------------------------------------------
   Price to Book Ratio                              4.13x
---------------------------------------------------------
   Median Market Cap. ($B)                         $27.97
---------------------------------------------------------
   Portfolio Turnover                                 98%
---------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JULY 31, 2006)
---------------------------------------------------------
   Google Incorporated Class A                      3.51%
---------------------------------------------------------
   Chicago Mercantile Exchange                      2.75%
---------------------------------------------------------
   Marriott International Incorporated Class A      2.74%
---------------------------------------------------------
   PepsiCo Incorporated                             2.55%
---------------------------------------------------------
   Amgen Incorporated                               2.44%
---------------------------------------------------------
   Walgreen Company                                 2.43%
---------------------------------------------------------
   Yahoo! Incorporated                              2.25%
---------------------------------------------------------
   QUALCOMM Incorporated                            2.24%
---------------------------------------------------------
   Boeing Company                                   2.11%
---------------------------------------------------------
   Procter & Gamble Company                         2.04%

SECTOR DISTRIBUTION 4 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary         (15%)
Consumer Staples               (10%)
Energy                          (8%)
Financials                      (9%)
Health Care                    (16%)
Industrials                    (11%)
Information Technology         (24%)
Materials                       (3%)
Telecommunication Services      (3%)
Utilities                       (1%)

GROWTH OF $10,000 INVESTMENT 6 (AS OF JULY 31, 2006)
--------------------------------------------------------------------------------

                      WELLS FARGO ADVANTAGE
                      LARGE CAP GROWTH FUND                   RUSSELL 1000(R)
                        - INVESTOR CLASS      S&P 500 INDEX    GROWTH INDEX
                        ----------------      -------------   ---------------
         7/31/1996           $10,000              $10,000         $10,000
         8/31/1996           $10,199              $10,211         $10,258
         9/30/1996           $11,015              $10,785         $11,005
        10/31/1996           $11,208              $11,083         $11,071
        11/30/1996           $11,816              $11,920         $11,903
        12/31/1996           $11,481              $11,684         $11,670
         1/31/1997           $12,193              $12,413         $12,488
         2/28/1997           $11,978              $12,511         $12,404
         3/31/1997           $11,343              $11,998         $11,732
         4/30/1997           $11,774              $12,713         $12,511
         5/31/1997           $12,370              $13,487         $13,414
         6/30/1997           $12,910              $14,091         $13,951
         7/31/1997           $14,066              $15,211         $15,185
         8/31/1997           $13,418              $14,360         $14,296
         9/30/1997           $14,087              $15,146         $15,000
        10/31/1997           $13,829              $14,640         $14,445
        11/30/1997           $14,078              $15,317         $15,059
        12/31/1997           $14,256              $15,580         $15,228
         1/31/1998           $14,207              $15,752         $15,683
         2/28/1998           $15,080              $16,888         $16,863
         3/31/1998           $15,717              $17,752         $17,535
         4/30/1998           $15,846              $17,931         $17,778
         5/31/1998           $15,641              $17,623         $17,273
         6/30/1998           $16,606              $18,338         $18,331
         7/31/1998           $16,660              $18,143         $18,210
         8/31/1998           $14,388              $15,523         $15,477
         9/30/1998           $15,406              $16,517         $16,666
        10/31/1998           $15,713              $17,860         $18,005
        11/30/1998           $16,621              $18,942         $19,375
        12/31/1998           $18,824              $20,032         $21,122
         1/31/1999           $20,271              $20,870         $22,362
         2/28/1999           $19,381              $20,221         $21,340
         3/31/1999           $20,910              $21,030         $22,464
         4/30/1999           $21,308              $21,845         $22,493
         5/31/1999           $20,380              $21,329         $21,802
         6/30/1999           $21,772              $22,512         $23,329
         7/31/1999           $21,297              $21,810         $22,587
         8/31/1999           $21,286              $21,702         $22,956
         9/30/1999           $21,144              $21,108         $22,474
        10/31/1999           $22,668              $22,443         $24,171
        11/30/1999           $24,273              $22,899         $25,476
        12/31/1999           $30,071              $24,247         $28,125
         1/31/2000           $27,919              $23,029         $26,806
         2/29/2000           $33,652              $22,594         $28,117
         3/31/2000           $33,327              $24,803         $30,129
         4/30/2000           $30,141              $24,057         $28,696
         5/31/2000           $27,964              $23,564         $27,251
         6/30/2000           $30,352              $24,145         $29,316
         7/31/2000           $29,758              $23,768         $28,094
         8/31/2000           $33,486              $25,244         $30,638
         9/30/2000           $32,280              $23,911         $27,739
        10/31/2000           $29,043              $23,810         $26,427
        11/30/2000           $25,416              $21,934         $22,531
        12/31/2000           $26,040              $22,042         $21,818
         1/31/2001           $24,474              $22,823         $23,326
         2/28/2001           $20,737              $20,744         $19,366
         3/31/2001           $19,135              $19,430         $17,258
         4/30/2001           $20,370              $20,939         $19,441
         5/31/2001           $20,086              $21,079         $19,155
         6/30/2001           $19,569              $20,567         $18,711
         7/31/2001           $18,932              $20,364         $18,244
         8/31/2001           $17,495              $19,090         $16,752
         9/30/2001           $15,989              $17,549         $15,079
        10/31/2001           $16,154              $17,884         $15,870
        11/30/2001           $17,734              $19,255         $17,395
        12/31/2001           $17,637              $19,424         $17,362
         1/31/2002           $17,367              $19,141         $17,056
         2/28/2002           $16,544              $18,772         $16,348
         3/31/2002           $17,015              $19,478         $16,913
         4/30/2002           $15,952              $18,297         $15,533
         5/31/2002           $15,465              $18,163         $15,157
         6/30/2002           $14,349              $16,870         $13,755
         7/31/2002           $13,106              $15,555         $12,999
         8/31/2002           $13,054              $15,657         $13,038
         9/30/2002           $11,930              $13,957         $11,685
        10/31/2002           $12,889              $15,184         $12,757
        11/30/2002           $13,645              $16,077         $13,450
        12/31/2002           $12,365              $15,133         $12,521
         1/31/2003           $12,192              $14,737         $12,217
         2/28/2003           $12,185              $14,516         $12,161
         3/31/2003           $12,357              $14,655         $12,387
         4/30/2003           $13,174              $15,863         $13,303
         5/31/2003           $14,095              $16,698         $13,967
         6/30/2003           $14,050              $16,911         $14,160
         7/31/2003           $14,402              $17,210         $14,512
         8/31/2003           $14,716              $17,545         $14,873
         9/30/2003           $14,387              $17,359         $14,714
        10/31/2003           $15,330              $18,340         $15,540
        11/30/2003           $15,443              $18,501         $15,703
        12/31/2003           $15,682              $19,471         $16,246
         1/31/2004           $15,892              $19,828         $16,578
         2/29/2004           $16,027              $20,104         $16,683
         3/31/2004           $15,772              $19,801         $16,374
         4/30/2004           $15,338              $19,490         $16,183
         5/31/2004           $15,810              $19,757         $16,485
         6/30/2004           $16,207              $20,141         $16,691
         7/31/2004           $15,173              $19,475         $15,747
         8/31/2004           $15,061              $19,553         $15,670
         9/30/2004           $15,697              $19,765         $15,819
        10/31/2004           $15,915              $20,066         $16,065
        11/30/2004           $16,626              $20,878         $16,618
        12/31/2004           $17,038              $21,588         $17,269
         1/31/2005           $16,297              $21,062         $16,694
         2/28/2005           $16,424              $21,505         $16,871
         3/31/2005           $16,207              $21,125         $16,564
         4/30/2005           $15,817              $20,724         $16,248
         5/31/2005           $16,798              $21,383         $17,035
         6/30/2005           $16,858              $21,414         $16,972
         7/31/2005           $17,652              $22,210         $17,802
         8/31/2005           $17,367              $22,008         $17,572
         9/30/2005           $17,585              $22,186         $17,653
        10/31/2005           $17,480              $21,816         $17,482
        11/30/2005           $18,259              $22,640         $18,235
        12/31/2005           $18,379              $22,649         $18,179
         1/31/2006           $19,150              $23,250         $18,498
         2/28/2006           $18,775              $23,313         $18,469
         3/31/2006           $18,880              $23,603         $18,742
         4/30/2006           $19,030              $23,919         $18,716
         5/31/2006           $17,869              $23,232         $18,082
         6/30/2006           $17,907              $23,263         $18,011
         7/31/2006           $17,360              $23,406         $17,668

--------------------------------------------------------------------------------

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND Investor Class shares for the most recent ten years with the Russell 1000(R) Growth Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (February 1, 2006 to July 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning      Ending
                                                  Account      Account      Expenses
                                                   Value        Value      Paid During     Net Annual
                                                 02/01/2006   07/31/2006   Period (1)     Expense Ratio
Capital Growth Fund
-------------------------------------------------------------------------------------------------------
Capital Growth Fund - Administrator Class
Actual                                           $1,000.00     $  921.40      $ 4.48          0.94%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.13      $ 4.71          0.94%
-------------------------------------------------------------------------------------------------------
Capital Growth Fund - Institutional Class
Actual                                           $1,000.00     $  922.10      $ 3.81          0.80%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.83      $ 4.01          0.80%
-------------------------------------------------------------------------------------------------------
Capital Growth Fund - Investor Class
Actual                                           $1,000.00     $  918.70      $ 6.76          1.42%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,017.75      $ 7.10          1.42%

Dividend Income Fund
-------------------------------------------------------------------------------------------------------
Dividend Income Fund - Administrator Class
Actual                                           $1,000.00     $1,041.30      $ 4.86          0.96%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.03      $ 4.81          0.96%
-------------------------------------------------------------------------------------------------------
Dividend Income Fund - Investor Class
Actual                                           $1,000.00     $1,039.20      $ 6.93          1.37%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,018.00      $ 6.85          1.37%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                  Beginning     Ending
                                                   Account     Account      Expenses
                                                    Value       Value      Paid During     Net Annual
                                                 02/01/2006   07/31/2006    Period(1)     Expense Ratio
Growth Fund
-------------------------------------------------------------------------------------------------------
Growth Fund - Class C
Actual                                           $1,000.00     $  908.40      $ 9.70          2.05%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,014.63      $10.24          2.05%
-------------------------------------------------------------------------------------------------------
Growth Fund - Administrator Class
Actual                                           $1,000.00     $  913.20      $ 4.55          0.96%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.03      $ 4.81          0.96%
-------------------------------------------------------------------------------------------------------
Growth Fund - Advisor Class
Actual                                           $1,000.00     $  911.70      $ 6.16          1.30%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,018.35      $ 6.51          1.30%
-------------------------------------------------------------------------------------------------------
Growth Fund - Institutional Class
Actual                                           $1,000.00     $  913.80      $ 4.03          0.85%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.58      $ 4.26          0.85%
-------------------------------------------------------------------------------------------------------
Growth Fund - Investor Class
Actual                                           $1,000.00     $  910.90      $ 6.96          1.47%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,017.50      $ 7.35          1.47%

Growth and Income Fund
-------------------------------------------------------------------------------------------------------
Growth and Income Fund - Administrator Class
Actual                                           $1,000.00     $  961.50      $ 4.67          0.96%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,020.03      $ 4.81          0.96%
-------------------------------------------------------------------------------------------------------
Growth and Income Fund - Advisor Class
Actual                                           $1,000.00     $  960.60      $ 5.54          1.14%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,019.14      $ 5.71          1.14%
-------------------------------------------------------------------------------------------------------
Growth and Income Fund - Institutional Class
Actual                                           $1,000.00     $  962.90      $ 3.21          0.66%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,021.52      $ 3.31          0.66%
-------------------------------------------------------------------------------------------------------
Growth and Income Fund - Investor Class
Actual                                           $1,000.00     $  959.60      $ 6.36          1.31%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,018.30      $ 6.56          1.31%
Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------
Large Cap Growth Fund - Investor Class
Actual                                           $1,000.00     $  906.50      $ 5.63          1.19%
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00     $1,018.89      $ 5.96          1.19%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 97.48%

AMUSEMENT & RECREATION SERVICES - 1.26%
    152,350    HARRAH'S ENTERTAINMENT INCORPORATED
                                                                                                                   $     9,157,759
                                                                                                                   ---------------

BUSINESS SERVICES - 11.64%
    513,300    ADOBE SYSTEMS INCORPORATED+<<                                                                            14,634,183
    205,093    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                      13,431,541
    113,150    ELECTRONIC ARTS INCORPORATED+                                                                             5,330,496
     38,795    GOOGLE INCORPORATED CLASS A+                                                                             14,998,147
    787,850    ORACLE CORPORATION+                                                                                      11,794,114
    902,770    YAHOO! INCORPORATED+                                                                                     24,501,178
                                                                                                                        84,689,659
                                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 5.30%
    297,300    AMGEN INCORPORATED+                                                                                      20,733,702
    289,810    GILEAD SCIENCES INCORPORATED+                                                                            17,817,519
                                                                                                                        38,551,221
                                                                                                                   ---------------

COMMUNICATIONS - 8.56%
    762,800    COMCAST CORPORATION CLASS A+<<                                                                           26,225,064
    355,850    NII HOLDINGS INCORPORATED+                                                                               18,781,763
    870,700    SPRINT NEXTEL CORPORATION                                                                                17,239,860
                                                                                                                        62,246,687
                                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 3.02%
    260,900    JPMORGAN CHASE & COMPANY                                                                                 11,902,258
    213,810    MARSHALL & ILSLEY CORPORATION                                                                            10,042,656
                                                                                                                        21,944,914
                                                                                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.12%
    636,910    WILLIAMS COMPANIES INCORPORATED                                                                          15,445,068
                                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.71%
    193,150    BROADCOM CORPORATION CLASS A+                                                                             4,633,669
     81,100    COOPER INDUSTRIES LIMITED CLASS A                                                                         6,987,576
    113,820    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                              9,128,364
    647,680    MARVELL TECHNOLOGY GROUP LIMITED+                                                                        12,014,464
    204,600    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                   6,223,932
    363,470    QUALCOMM INCORPORATED                                                                                    12,815,952
    387,530    TEXAS INSTRUMENTS INCORPORATED                                                                           11,540,643
                                                                                                                        63,344,600
                                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 2.20%
    455,350    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 15,987,338
                                                                                                                   ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.51%
    242,100    BEST BUY COMPANY INCORPORATED                                                                            10,976,814
                                                                                                                   ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.55%
    183,800    HILTON HOTELS CORPORATION<<                                                                               4,398,334
    608,220    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              21,397,180
                                                                                                                        25,795,514
                                                                                                                   ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.19%
    343,450    APPLE COMPUTER INCORPORATED+                                                                             23,340,862
    308,500    GRANT PRIDECO INCORPORATED+                                                                              14,039,835
    117,600    NATIONAL-OILWELL VARCO INCORPORATED+<<                                                                    7,883,904
    150,150    SANDISK CORPORATION+                                                                                      7,005,999
                                                                                                                        52,270,600
                                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
INSURANCE CARRIERS - 8.03%
    289,620    ALLSTATE CORPORATION                                                                                $    16,456,208
    167,500    CHUBB CORPORATION<<                                                                                       8,445,350
     71,600    UNITEDHEALTH GROUP INCORPORATED                                                                           3,424,628
    403,270    WELLPOINT INCORPORATED+                                                                                  30,043,615
                                                                                                                        58,369,801
                                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.89%
    187,850    BECTON DICKINSON & COMPANY                                                                               12,383,072
    315,060    MEDTRONIC INCORPORATED                                                                                   15,916,831
                                                                                                                        28,299,903
                                                                                                                   ---------------

METAL MINING - 1.92%
    272,250    NEWMONT MINING CORPORATION                                                                               13,947,368
                                                                                                                   ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.76%
    437,750    JOHNSON & JOHNSON                                                                                        27,381,262
                                                                                                                   ---------------

MISCELLANEOUS RETAIL - 4.62%
    134,550    COSTCO WHOLESALE CORPORATION                                                                              7,098,858
    809,130    CVS CORPORATION                                                                                          26,474,734
                                                                                                                        33,573,592
                                                                                                                   ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.48%
    206,350    AMERICAN EXPRESS COMPANY                                                                                 10,742,581
                                                                                                                   ---------------

OIL & GAS EXTRACTION - 3.48%
    157,050    CANADIAN NATURAL RESOURCES LIMITED                                                                        8,361,342
    219,100    TRANSOCEAN INCORPORATED+                                                                                 16,921,093
                                                                                                                        25,282,435
                                                                                                                   ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.76%
    190,100    VALERO ENERGY CORPORATION                                                                                12,818,443
                                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.83%
     93,000    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                     6,040,350
                                                                                                                   ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.65%
    630,840    CORNING INCORPORATED+                                                                                    12,030,119
                                                                                                                   ---------------

TRANSPORTATION BY AIR - 0.69%
    229,700    AMR CORPORATION+                                                                                          5,053,400
                                                                                                                   ---------------

TRANSPORTATION EQUIPMENT - 4.98%
    239,978    GENERAL DYNAMICS CORPORATION                                                                             16,083,326
    167,750    ITT INDUSTRIES INCORPORATED                                                                               8,479,762
    129,800    TEXTRON INCORPORATED                                                                                     11,670,318
                                                                                                                        36,233,406
                                                                                                                   ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 5.33%
    301,050    CARDINAL HEALTH INCORPORATED                                                                             20,170,350
    312,850    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     18,561,390
                                                                                                                        38,731,740
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $722,533,922)                                                                                708,914,574
                                                                                                                   ---------------

COLLATERAL FOR SECURITIES LENDING - 6.65%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.14%
    708,023    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                      708,023
    285,998    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             285,998
                                                                                                                           994,021
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 6.51%
$   119,914    ALLIANCE & LEICESTER PLC                                                 5.52%       10/25/2006     $       118,408
    169,796    AMERICAN GENERAL FINANCE+/-++                                            5.40        08/15/2007             169,881
    477,580    AQUIFER FUNDING LIMITED                                                  5.32        08/03/2006             477,441
    943,311    AQUIFER FUNDING LIMITED++                                                5.32        08/04/2006             942,896
     54,750    AQUIFER FUNDING LIMITED++                                                5.33        08/07/2006              54,702
    471,656    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.37        10/20/2006             471,656
    471,656    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.38        12/22/2006             471,656
    282,993    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31        08/04/2006             282,993
    943,311    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                          5.33        11/03/2006             943,311
    471,656    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37        04/25/2007             471,656
    367,288    ATOMIUM FUNDING CORPORATION++                                            5.25        08/07/2006             366,964
  1,999,820    ATOMIUM FUNDING CORPORATION++                                            5.32        08/02/2006           1,999,520
    471,656    BANCO SANTANDER TOTTA LN+/-++                                            5.37        08/16/2007             471,575
    471,656    BANK OF AMERICA NA+/-                                                    5.36        06/19/2007             471,641
    565,987    BEAR STEARNS & COMPANY+/-                                                5.37        10/04/2006             565,987
     56,599    BEAR STEARNS & COMPANY+/-                                                5.38        08/05/2006              56,599
    565,987    BHP BILLITON FINANCE (USA) BV                                            5.39        08/11/2006             565,155
    505,089    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $505,164)                                                5.36        08/01/2006             505,089
     11,640    BUCKINGHAM II CDO                                                        5.32        08/04/2006              11,635
    226,395    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        08/02/2006             226,361
    584,853    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36        08/11/2006             583,993
    320,726    CAIRN HIGH GRADE FUNDING I LLC                                           5.37        08/14/2006             320,113
    224,546    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15        08/14/2006             224,117
    681,976    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        08/21/2006             679,971
     37,732    CHEYNE FINANCE LLC++                                                     5.32        08/10/2006              37,683
    471,656    CHEYNE FINANCE LLC+/-++                                                  5.47        07/16/2007             471,608
  1,207,438    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34        08/14/2007           1,207,438
  1,221,588    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40        08/28/2006           1,216,726
    329,216    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42        08/22/2006             328,198
     74,484    CULLINAN FINANCE CORPORATION++                                           5.44        09/13/2006              74,011
    471,656    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13        11/15/2006             471,689
    943,311    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35        06/25/2007             943,170
    433,923    DEER VALLEY FUNDING LLC                                                  5.33        08/09/2006             433,411
  1,844,286    DEER VALLEY FUNDING LLC++                                                5.34        08/07/2006           1,842,663
    625,981    DNB NOR BANK ASA                                                         5.32        08/01/2006             625,981
     18,866    EDISON ASSET SECURITIZATION                                              5.49        12/11/2006              18,499
    943,311    EUREKA SECURITIZATION INCORPORATED++                                     5.26        08/10/2006             942,066
    471,656    FCAR OWNER TRUST SERIES II                                               5.30        08/08/2006             471,174
  3,773,244    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $3,773,806)                                              5.36        08/01/2006           3,773,244
     75,465    FIVE FINANCE INCORPORATED                                                5.30        08/07/2006              75,398
    661,261    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24        08/14/2006             659,998
     67,371    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.40        08/21/2006              67,173
     23,583    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51        11/06/2006              23,245
     23,583    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54        11/27/2006              23,172
     41,506    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55        10/27/2006              40,972

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,398,515    FOX TROT CDO++                                                           5.34%       08/01/2006     $     1,398,515
    101,217    GEORGE STREET FINANCE LLC++                                              5.41        08/21/2006             100,920
    393,832    GOLDMAN SACHS GROUP INCORPORATED+/-                                      5.66        10/27/2006             394,045
     56,599    GRAMPIAN FUNDING LLC++                                                   5.28        10/02/2006              56,080
    394,776    HARRIER FINANCE FUNDING LLC++                                            5.41        08/25/2006             393,378
     37,732    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007              37,745
     66,032    HBOS TREASURY SERVICES PLC+/-++                                          5.58        01/12/2007              66,088
    264,599    HSBC BANK USA SERIES BKN1+/-                                             5.34        12/14/2006             264,620
    471,656    INTESA BANK IRELAND PLC+/-++                                             5.38        08/24/2007             471,608
  2,829,933    JPMORGAN CHASE REPURCHASE AGREEMENT
               (MATURITY VALUE $2,830,355)                                              5.36        08/01/2006           2,829,933
    282,993    KAUPTHING BANK SERIES MTN+/-++                                           5.44        03/20/2007             282,727
     37,393    KLIO III FUNDING CORPORATION++                                           5.26        09/01/2006              37,222
  1,386,667    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31        08/14/2006           1,384,019
  2,301,679    LIBERTY STREET FUNDING CORPORATION++                                     5.32        08/03/2006           2,301,012
     37,732    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31        09/12/2006              37,733
    282,993    LIQUID FUNDING LIMITED+/-                                                5.31        12/01/2006             282,993
    433,923    LIQUID FUNDING LIMITED+/-                                                5.33        08/14/2006             433,923
    415,057    LIQUID FUNDING LIMITED                                                   5.34        08/07/2006             414,692
    113,197    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007             113,213
    188,662    MBIA GLOBAL FUNDING LLC+/-++                                             5.38        02/20/2007             188,668
    948,028    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66        10/27/2006             948,473
     83,011    MORGAN STANLEY+/-                                                        5.22        11/09/2006              83,031
    112,631    MORGAN STANLEY+/-                                                        5.35        11/24/2006             112,683
    565,987    MORGAN STANLEY+/-                                                        5.38        10/10/2006             565,987
     87,256    MORGAN STANLEY SERIES EXL+/-                                             5.40        08/15/2007              87,275
  2,301,679    MORTGAGE INTEREST NET TRUST                                              5.30        08/07/2006           2,299,654
    103,764    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42        12/11/2006             103,814
     16,980    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38        08/15/2006              16,945
     28,299    NORDEA NORTH AMERICA INCORPORATED                                        5.38        08/18/2006              28,229
     52,844    NORTH SEA FUNDING LLC++                                                  5.32        08/10/2006              52,775
     20,206    NORTH SEA FUNDING LLC                                                    5.47        10/23/2006              19,958
    943,311    NORTHERN ROCK PLC+/-++                                                   5.33        09/05/2007             943,405
    282,993    PARAGON MORTGAGES PLC+/-++                                               5.34        05/15/2007             282,993
    100,312    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22        08/09/2006             100,193
      6,679    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47        09/21/2006               6,628
     76,314    RACERS TRUST 2004-6-MM+/-++                                              5.42        01/22/2007              76,327
    320,122    RANGER FUNDING CORPORATION++                                             5.39        08/29/2006             318,800
    205,623    REGENCY MARKETS LLC++                                                    5.28        08/15/2006             205,199
    377,324    SLM CORPORATION+/-++                                                     5.36        05/04/2007             377,374
    320,726    STANFIELD VICTORIA FUNDING LLC                                           5.45        11/27/2006             315,132
    218,150    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37        10/25/2006             218,194
    943,311    TICONDEROGA FUNDING LLC++                                                5.40        08/30/2006             939,274
    109,066    TRAVELERS INSURANCE COMPANY+/-                                           5.42        02/09/2007             109,063
    471,656    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38        06/15/2007             471,608
    471,656    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36        03/09/2007             471,693
    377,324    VERSAILLES CDS++                                                         5.34        08/10/2006             376,826
    436,470    WHISTLEJACKET CAPITAL LIMITED                                            5.30        08/01/2006             436,470

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   548,441    WHISTLEJACKET CAPITAL LIMITED                                            5.33%       08/02/2006     $       548,359
     49,241    WHISTLEJACKET CAPITAL LIMITED                                            5.40        09/11/2006              48,942
     72,126    WHITE PINE FINANCE                                                       5.32        08/08/2006              72,052
     21,262    YORKTOWN CAPITAL                                                         5.34        08/10/2006              21,234
                                                                                                                        47,348,563
                                                                                                                   ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $48,342,584)                                                              48,342,584
                                                                                                                   ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.24%
 16,318,967    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              16,318,967

TOTAL SHORT-TERM INVESTMENTS (COST $16,318,967)                                                                         16,318,967
                                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $787,195,473)*                        106.37%                                                                $   773,576,125
OTHER ASSETS AND LIABILITIES, NET            (6.37)                                                                    (46,309,546)
                                            ------                                                                 ---------------
TOTAL NET ASSETS                            100.00%                                                                $   727,266,579
                                            ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,318,967.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $789,281,544 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                 $ 30,567,055
       GROSS UNREALIZED DEPRECIATION                  (46,272,474)
                                                     ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $(15,705,419)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 99.01%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.40%
     23,200    HOME DEPOT INCORPORATED                                                                             $       805,272
                                                                                                                   ---------------

BUSINESS SERVICES - 2.08%
    174,700    MICROSOFT CORPORATION                                                                                     4,198,041
                                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 13.97%
     19,300    ABBOTT LABORATORIES                                                                                         921,962
     18,900    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                     1,208,277
        465    ARKEMA INCORPORATED ADR<<+                                                                                   18,004
     35,600    BRISTOL-MYERS SQUIBB COMPANY                                                                                853,332
     92,000    DOW CHEMICAL COMPANY                                                                                      3,181,360
    115,700    E.I. DU PONT DE NEMOURS & COMPANY                                                                         4,588,662
     24,600    ELI LILLY & COMPANY                                                                                       1,396,542
     14,400    GLAXOSMITHKLINE PLC ADR                                                                                     796,752
    276,400    PFIZER INCORPORATED                                                                                       7,183,636
     95,300    PROCTER & GAMBLE COMPANY                                                                                  5,355,860
     56,000    WYETH                                                                                                     2,714,320
                                                                                                                        28,218,707
                                                                                                                   ---------------

COMMUNICATIONS - 3.46%
     32,400    AT&T INCORPORATED                                                                                           971,676
     26,400    BELLSOUTH CORPORATION                                                                                     1,034,088
     86,700    VERIZON COMMUNICATIONS INCORPORATED                                                                       2,932,194
     94,500    VODAFONE GROUP PLC ADR                                                                                    2,048,760
                                                                                                                         6,986,718
                                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 24.44%
     60,000    AMSOUTH BANCORPORATION                                                                                    1,719,600
    179,500    BANK OF AMERICA CORPORATION                                                                               9,249,635
     43,300    BANK OF NEW YORK COMPANY INCORPORATED                                                                     1,455,313
     28,700    BB&T CORPORATION                                                                                          1,205,113
    198,900    CITIGROUP INCORPORATED                                                                                    9,608,859
    129,200    JPMORGAN CHASE & COMPANY                                                                                  5,894,104
     34,900    KEYCORP                                                                                                   1,287,810
     30,800    MELLON FINANCIAL CORPORATION                                                                              1,078,000
     87,000    NORTH FORK BANCORPORATION INCORPORATED                                                                    2,464,710
     17,300    PNC FINANCIAL SERVICES GROUP                                                                              1,225,532
     65,433    REGIONS FINANCIAL CORPORATION                                                                             2,374,563
     27,500    STATE STREET CORPORATION                                                                                  1,651,650
     12,600    SUNTRUST BANKS INCORPORATED                                                                                 993,762
     84,900    US BANCORP                                                                                                2,716,800
     88,800    WACHOVIA CORPORATION<<                                                                                    4,762,344
     37,900    WASHINGTON MUTUAL INCORPORATED                                                                            1,694,130
                                                                                                                        49,381,925
                                                                                                                   ---------------

EATING & DRINKING PLACES - 2.60%
    148,700    MCDONALD'S CORPORATION                                                                                    5,262,493
                                                                                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.06%
     35,300    AMEREN CORPORATION                                                                                        1,817,950
     31,800    CONSOLIDATED EDISON INCORPORATED<<                                                                        1,490,466
     12,800    CONSTELLATION ENERGY GROUP INCORPORATED                                                                     741,248
     30,100    DOMINION RESOURCES INCORPORATED                                                                           2,362,248
     79,000    DUKE ENERGY CORPORATION                                                                                   2,395,280
     19,300    EXELON CORPORATION                                                                                        1,117,470
     68,500    THE SOUTHERN COMPANY                                                                                      2,313,930
                                                                                                                        12,238,592
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.07%
      6,400    EMERSON ELECTRIC COMPANY                                                                            $       505,088
    189,800    GENERAL ELECTRIC COMPANY                                                                                  6,204,562
    196,900    INTEL CORPORATION                                                                                         3,544,200
                                                                                                                        10,253,850
                                                                                                                   ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.40%
     17,600    ILLINOIS TOOL WORKS INCORPORATED                                                                            804,848
                                                                                                                   ---------------

FOOD & KINDRED PRODUCTS - 4.77%
     48,100    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                     2,316,015
     32,200    CONAGRA FOODS INCORPORATED                                                                                  692,300
     17,400    GENERAL MILLS INCORPORATED                                                                                  903,060
     39,000    H.J. HEINZ COMPANY                                                                                        1,636,830
     15,300    KELLOGG COMPANY                                                                                             737,001
      8,100    PEPSICO INCORPORATED                                                                                        513,378
     63,600    THE COCA-COLA COMPANY                                                                                     2,830,200
                                                                                                                         9,628,784
                                                                                                                   ---------------

FORESTRY - 0.48%
     16,700    WEYERHAEUSER COMPANY                                                                                        979,622
                                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 1.21%
     54,900    WAL-MART STORES INCORPORATED                                                                              2,443,050
                                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.47%
     45,300    3M COMPANY                                                                                                3,189,120
      7,600    CATERPILLAR INCORPORATED                                                                                    538,612
     42,200    HEWLETT-PACKARD COMPANY                                                                                   1,346,602
     43,200    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                               3,344,112
     14,600    PITNEY BOWES INCORPORATED                                                                                   603,272
                                                                                                                         9,021,718
                                                                                                                   ---------------

INSURANCE CARRIERS - 5.37%
     78,000    ALLSTATE CORPORATION                                                                                      4,431,960
     49,900    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                 3,027,433
     11,200    CHUBB CORPORATION                                                                                           564,704
     31,516    LINCOLN NATIONAL CORPORATION                                                                              1,786,327
      9,200    SAFECO CORPORATION                                                                                          494,224
     12,100    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                   554,180
                                                                                                                        10,858,828
                                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.07%
      3,400    BAXTER INTERNATIONAL INCORPORATED                                                                           142,800
                                                                                                                   ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.26%
     40,600    JOHNSON & JOHNSON                                                                                         2,539,530
                                                                                                                   ---------------

MISCELLANEOUS RETAIL - 0.08%
      3,200    COSTCO WHOLESALE CORPORATION                                                                                168,832
                                                                                                                   ---------------

OIL & GAS EXTRACTION - 0.92%
      8,900    SCHLUMBERGER LIMITED                                                                                        594,965
     18,600    TOTAL SA ADR<<                                                                                            1,269,078
                                                                                                                         1,864,043
                                                                                                                   ---------------

PAPER & ALLIED PRODUCTS - 0.95%
     30,400    INTERNATIONAL PAPER COMPANY                                                                               1,043,632
     14,500    KIMBERLY-CLARK CORPORATION                                                                                  885,225
                                                                                                                         1,928,857
                                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 13.34%
     57,800    BP PLC ADR                                                                                          $     4,191,656
     36,620    CHEVRONTEXACO CORPORATION                                                                                 2,408,864
     81,945    CONOCOPHILLIPS                                                                                            5,624,705
    116,800    EXXON MOBIL CORPORATION                                                                                   7,912,032
      9,610    MARATHON OIL CORPORATION                                                                                    871,050
     67,500    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                         4,779,000
     17,200    VALERO ENERGY CORPORATION                                                                                 1,159,796
                                                                                                                        26,947,103
                                                                                                                   ---------------

PRIMARY METAL INDUSTRIES - 1.02%
     69,100    ALCOA INCORPORATED                                                                                        2,069,545
                                                                                                                   ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.26%
     10,000    GANNETT COMPANY INCORPORATED                                                                                521,200
                                                                                                                   ---------------

RAILROAD TRANSPORTATION - 0.13%
      3,200    UNION PACIFIC CORPORATION                                                                                   272,000
                                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.32%
     47,500    MORGAN STANLEY                                                                                            3,158,750
     37,000    T. ROWE PRICE GROUP INCORPORATED                                                                          1,528,470
                                                                                                                         4,687,220
                                                                                                                   ---------------
TOBACCO PRODUCTS - 2.34%
     46,500    ALTRIA GROUP INCORPORATED                                                                                 3,718,605
     19,800    UST INCORPORATED<<                                                                                        1,000,890
                                                                                                                         4,719,495
                                                                                                                   ---------------

TRANSPORTATION EQUIPMENT - 1.54%
     70,100    HONEYWELL INTERNATIONAL INCORPORATED                                                                      2,712,870
      6,300    UNITED TECHNOLOGIES CORPORATION                                                                             391,797
                                                                                                                         3,104,667
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $167,116,371)                                                                                200,047,740
                                                                                                                   ---------------

COLLATERAL FOR SECURITIES LENDING - 4.05%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.09%
    119,713    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                      119,713
     48,356    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                              48,356
                                                                                                                           168,069
                                                                                                                   ---------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.96%
$    20,275    ALLIANCE & LEICESTER PLC                                                 5.52%       10/25/2006              20,020
     28,709    AMERICAN GENERAL FINANCE+/-++                                            5.40        08/15/2007              28,723
     80,749    AQUIFER FUNDING LIMITED                                                  5.32        08/03/2006              80,726
    159,495    AQUIFER FUNDING LIMITED++                                                5.32        08/04/2006             159,425
      9,257    AQUIFER FUNDING LIMITED++                                                5.33        08/07/2006               9,249
     79,748    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.37        10/20/2006              79,748
     79,748    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.38        12/22/2006              79,748
     47,849    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31        08/04/2006              47,849
    159,495    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                          5.33        11/03/2006             159,495
     79,748    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37        04/25/2007              79,748
     62,101    ATOMIUM FUNDING CORPORATION++                                            5.25        08/07/2006              62,046
    338,130    ATOMIUM FUNDING CORPORATION++                                            5.32        08/02/2006             338,079

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    79,748    BANCO SANTANDER TOTTA LN+/-++                                            5.37%       08/16/2007     $        79,734
     79,748    BANK OF AMERICA NA+/-                                                    5.36        06/19/2007              79,745
     95,697    BEAR STEARNS & COMPANY+/-                                                5.37        10/04/2006              95,697
      9,570    BEAR STEARNS & COMPANY+/-                                                5.38        08/05/2006               9,570
     95,697    BHP BILLITON FINANCE (USA) BV                                            5.39        08/11/2006              95,556
     85,400    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $85,413)                                                 5.36        08/01/2006              85,400
      1,968    BUCKINGHAM II CDO                                                        5.32        08/04/2006               1,967
     38,279    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        08/02/2006              38,273
     98,887    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36        08/11/2006              98,742
     54,228    CAIRN HIGH GRADE FUNDING I LLC                                           5.37        08/14/2006              54,125
     37,966    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15        08/14/2006              37,894
    115,309    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        08/21/2006             114,970
      6,380    CHEYNE FINANCE LLC++                                                     5.32        08/10/2006               6,371
     79,748    CHEYNE FINANCE LLC+/-++                                                  5.47        07/16/2007              79,740
    204,154    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34        08/14/2007             204,154
    206,546    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40        08/28/2006             205,724
     55,664    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42        08/22/2006              55,492
     12,594    CULLINAN FINANCE CORPORATION++                                           5.44        09/13/2006              12,514
     79,748    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13        11/15/2006              79,753
    159,495    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35        06/25/2007             159,471
     73,368    DEER VALLEY FUNDING LLC                                                  5.33        08/09/2006              73,281
    311,832    DEER VALLEY FUNDING LLC++                                                5.34        08/07/2006             311,558
    105,841    DNB NOR BANK ASA                                                         5.32        08/01/2006             105,841
      3,190    EDISON ASSET SECURITIZATION                                              5.49        12/11/2006               3,128
    159,495    EUREKA SECURITIZATION INCORPORATED++                                     5.26        08/10/2006             159,285
     79,748    FCAR OWNER TRUST SERIES II                                               5.30        08/08/2006              79,666
    637,981    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $638,076)                                                5.36        08/01/2006             637,981
     12,760    FIVE FINANCE INCORPORATED                                                5.30        08/07/2006              12,748
    111,806    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24        08/14/2006             111,593
     11,391    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.40        08/21/2006              11,358
      3,987    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51        11/06/2006               3,930
      3,987    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54        11/27/2006               3,918
      7,018    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55        10/27/2006               6,928
    236,461    FOX TROT CDO++                                                           5.34        08/01/2006             236,461
     17,114    GEORGE STREET FINANCE LLC++                                              5.41        08/21/2006              17,063
     66,589    GOLDMAN SACHS GROUP INCORPORATED+/-                                      5.66        10/27/2006              66,625
      9,570    GRAMPIAN FUNDING LLC++                                                   5.28        10/02/2006               9,482
     66,749    HARRIER FINANCE FUNDING LLC++                                            5.41        08/25/2006              66,512
      6,380    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007               6,382
     11,165    HBOS TREASURY SERVICES PLC+/-++                                          5.58        01/12/2007              11,174
     44,738    HSBC BANK USA SERIES BKN1+/-                                             5.34        12/14/2006              44,742
     79,748    INTESA BANK IRELAND PLC+/-++                                             5.38        08/24/2007              79,740
    478,485    JPMORGAN CHASE REPURCHASE AGREEMENT
               (MATURITY VALUE $478,556)                                                5.36        08/01/2006             478,485

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    47,849    KAUPTHING BANK SERIES MTN+/-++                                           5.44%       03/20/2007     $        47,804
      6,322    KLIO III FUNDING CORPORATION++                                           5.26        09/01/2006               6,293
    234,458    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31        08/14/2006             234,010
    389,168    LIBERTY STREET FUNDING CORPORATION++                                     5.32        08/03/2006             389,055
      6,380    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31        09/12/2006               6,380
     47,849    LIQUID FUNDING LIMITED+/-                                                5.31        12/01/2006              47,849
     73,368    LIQUID FUNDING LIMITED+/-                                                5.33        08/14/2006              73,368
     70,178    LIQUID FUNDING LIMITED                                                   5.34        08/07/2006              70,116
     19,139    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007              19,142
     31,899    MBIA GLOBAL FUNDING LLC+/-++                                             5.38        02/20/2007              31,900
    160,293    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66        10/27/2006             160,368
     14,036    MORGAN STANLEY+/-                                                        5.22        11/09/2006              14,039
     19,044    MORGAN STANLEY+/-                                                        5.35        11/24/2006              19,052
     95,697    MORGAN STANLEY+/-                                                        5.38        10/10/2006              95,697
     14,753    MORGAN STANLEY SERIES EXL+/-                                             5.40        08/15/2007              14,756
    389,168    MORTGAGE INTEREST NET TRUST                                              5.30        08/07/2006             388,826
     17,544    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42        12/11/2006              17,553
      2,871    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38        08/15/2006               2,865
      4,785    NORDEA NORTH AMERICA INCORPORATED                                        5.38        08/18/2006               4,773
      8,935    NORTH SEA FUNDING LLC++                                                  5.32        08/10/2006               8,923
      3,416    NORTH SEA FUNDING LLC                                                    5.47        10/23/2006               3,374
    159,495    NORTHERN ROCK PLC+/-++                                                   5.33        09/05/2007             159,511
     47,849    PARAGON MORTGAGES PLC+/-++                                               5.34        05/15/2007              47,849
     16,961    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22        08/09/2006              16,941
      1,129    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47        09/21/2006               1,121
     12,903    RACERS TRUST 2004-6-MM+/-++                                              5.42        01/22/2007              12,905
     54,126    RANGER FUNDING CORPORATION++                                             5.39        08/29/2006              53,903
     34,767    REGENCY MARKETS LLC++                                                    5.28        08/15/2006              34,695
     63,798    SLM CORPORATION+/-++                                                     5.36        05/04/2007              63,806
     54,228    STANFIELD VICTORIA FUNDING LLC                                           5.45        11/27/2006              53,283
     36,885    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37        10/25/2006              36,892
    159,495    TICONDEROGA FUNDING LLC++                                                5.40        08/30/2006             158,813
     18,441    TRAVELERS INSURANCE COMPANY+/-                                           5.42        02/09/2007              18,440
     79,748    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38        06/15/2007              79,740
     79,748    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36        03/09/2007              79,754
     63,798    VERSAILLES CDS++                                                         5.34        08/10/2006              63,714
     73,798    WHISTLEJACKET CAPITAL LIMITED                                            5.30        08/01/2006              73,798
     92,731    WHISTLEJACKET CAPITAL LIMITED                                            5.33        08/02/2006              92,717
      8,326    WHISTLEJACKET CAPITAL LIMITED                                            5.40        09/11/2006               8,275
     12,195    WHITE PINE FINANCE                                                       5.32        08/08/2006              12,183
      3,595    YORKTOWN CAPITAL                                                         5.34        08/10/2006               3,590
                                                                                                                         8,005,702
                                                                                                                   ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,173,771)                                                                8,173,771
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
SHORT-TERM INVESTMENTS - 0.90%
  1,836,871    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                         $     1,836,871

TOTAL SHORT-TERM INVESTMENTS (COST $1,836,871)                                                                           1,836,871
                                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $177,127,013)*                        103.96%                                                                $   210,058,382
OTHER ASSETS AND LIABILITIES, NET            (3.96)                                                                     (8,010,930)
                                            ------                                                                 ---------------
TOTAL NET ASSETS                            100.00%                                                                $   202,047,452
                                            ======                                                                 ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,836,871.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $179,837,023 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                 $ 38,925,580
       GROSS UNREALIZED DEPRECIATION                   (8,704,221)
                                                     ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 30,221,359

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 94.39%

ADMINISTRATION OF HUMAN RESOURCE PROGRAMS - 0.09%
     50,000    KENEXA CORPORATION+                                                                                 $     1,182,500
                                                                                                                   ---------------

AGRICULTURAL SERVICES - 0.31%
    115,000    VCA ANTECH INCORPORATED+                                                                                  4,021,550
                                                                                                                   ---------------

AMUSEMENT & RECREATION SERVICES - 2.05%
    580,000    LIFE TIME FITNESS INCORPORATED+                                                                          26,274,000
                                                                                                                   ---------------

APPAREL & ACCESSORY STORES - 0.69%
    185,000    DSW INCORPORATED+                                                                                         6,351,050
    170,000    URBAN OUTFITTERS INCORPORATED+                                                                            2,480,300
                                                                                                                         8,831,350
                                                                                                                   ---------------

BUSINESS SERVICES - 15.65%
    700,000    ALLIANCE DATA SYSTEMS CORPORATION+                                                                       35,924,000
    435,000    AQUANTIVE INCORPORATED+                                                                                   8,917,500
    460,000    BLACKBOARD INCORPORATED+                                                                                 13,031,800
    205,000    CHECKFREE CORPORATION+                                                                                    9,122,500
    325,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                      21,284,250
    110,000    DIGITAL RIVER INCORPORATED+                                                                               4,932,400
     75,000    EBAY INCORPORATED+                                                                                        1,805,250
    230,000    ECOLLEGE.COM INCORPORATED+                                                                                4,694,300
    130,000    F5 NETWORKS INCORPORATED+                                                                                 6,024,200
    116,000    GOOGLE INCORPORATED CLASS A+                                                                             44,845,600
    135,000    INFORMATICA CORPORATION+                                                                                  1,885,950
    309,850    LIQUIDITY SERVICES INCORPORATED+                                                                          3,941,292
     75,000    MONSTER WORLDWIDE INCORPORATED+                                                                           3,000,000
     60,000    NETFLIX INCORPORATED+                                                                                     1,241,400
    570,000    RED HAT INCORPORATED+                                                                                    13,497,600
    255,000    WEBEX COMMUNICATIONS INCORPORATED+                                                                        8,741,400
     85,000    WITNESS SYSTEMS INCORPORATED+                                                                             1,354,050
    600,000    YAHOO! INCORPORATED+                                                                                     16,284,000
                                                                                                                       200,527,492
                                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 6.62%
    165,000    AMGEN INCORPORATED+<<                                                                                    11,507,100
    100,000    ASTRAZENECA PLC ADR                                                                                       6,103,000
    150,000    ELI LILLY & COMPANY                                                                                       8,515,500
     60,000    GENENTECH INCORPORATED+                                                                                   4,849,200
    160,000    GILEAD SCIENCES INCORPORATED+<<                                                                           9,836,800
    290,000    MONSANTO COMPANY                                                                                         12,467,100
    125,000    NOVARTIS AG ADR                                                                                           7,027,500
    360,000    PRAXAIR INCORPORATED                                                                                     19,742,400
     85,000    PROCTER & GAMBLE COMPANY                                                                                  4,777,000
                                                                                                                        84,825,600
                                                                                                                   ---------------

COAL MINING - 0.24%
     75,000    CONSOL ENERGY INCORPORATED                                                                                3,087,000
                                                                                                                   ---------------

COMMUNICATIONS - 6.51%
    250,000    AMERICA MOVIL SA DE CV ADR SERIES L                                                                       8,945,000
    215,000    AMERICAN TOWER CORPORATION CLASS A+<<                                                                     7,267,000
    175,000    CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED+                                                              3,591,000
    260,000    COMCAST CORPORATION CLASS A+<<                                                                            8,912,800
    550,000    NEUSTAR INCORPORATED CLASS A+<<                                                                          16,973,000
    715,000    NII HOLDINGS INCORPORATED+                                                                               37,737,700
                                                                                                                        83,426,500
                                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 1.12%
    315,000    JPMORGAN CHASE & COMPANY                                                                                 14,370,300
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
EATING & DRINKING PLACES - 1.37%
  1,620,000    TEXAS ROADHOUSE INCORPORATED CLASS A+                                                               $    17,528,400
                                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.82%
    575,000    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                              5,410,750
    505,000    CISCO SYSTEMS INCORPORATED+                                                                               9,014,250
    255,000    GENERAL ELECTRIC COMPANY                                                                                  8,335,950
     50,000    INTERSIL CORPORATION CLASS A<<                                                                            1,175,500
    660,000    MARVELL TECHNOLOGY GROUP LIMITED+<<                                                                      12,243,000
    115,000    MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                                  3,378,700
    100,000    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                   3,042,000
    880,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                        28,388,800
    800,000    MICROSEMI CORPORATION+                                                                                   20,240,000
    400,000    MOTOROLA INCORPORATED                                                                                     9,104,000
    300,000    NOKIA OYJ ADR                                                                                             5,955,000
    235,000    QUALCOMM INCORPORATED                                                                                     8,286,100
    130,000    ROCKWELL COLLINS INCORPORATED                                                                             6,938,100
     46,220    TESSERA TECHNOLOGIES INCORPORATED+                                                                        1,454,544
     95,000    TEXAS INSTRUMENTS INCORPORATED                                                                            2,829,100
                                                                                                                       125,795,794
                                                                                                                   ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.19%
    540,000    HURON CONSULTING GROUP INCORPORATED+                                                                     18,727,200
    260,000    PAYCHEX INCORPORATED                                                                                      8,886,800
    345,000    PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                                          13,275,600
                                                                                                                        40,889,600
                                                                                                                   ---------------

FOOD & KINDRED PRODUCTS - 1.48%
    115,000    FOMENTO ECONOMICO MEXICANO S.A.<<                                                                        10,097,000
    140,000    PEPSICO INCORPORATED                                                                                      8,873,200
                                                                                                                        18,970,200
                                                                                                                   ---------------

FOOD STORES - 0.49%
    110,000    WHOLE FOODS MARKET INCORPORATED                                                                           6,326,100
                                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 1.00%
    280,000    TARGET CORPORATION                                                                                       12,857,600
                                                                                                                   ---------------

HEALTH SERVICES - 5.88%
    170,000    CAREMARK RX INCORPORATED                                                                                  8,976,000
    115,000    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                                    4,169,900
    395,000    COVANCE INCORPORATED+                                                                                    25,185,200
    360,000    HEALTHWAYS INCORPORATED+                                                                                 19,339,200
    560,000    PSYCHIATRIC SOLUTIONS INCORPORATED+                                                                      17,634,400
                                                                                                                        75,304,700
                                                                                                                   ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 0.27%
     90,000    FOSTER WHEELER LIMITED+                                                                                   3,432,600
                                                                                                                   ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.22%
     25,000    ALCON INCORPORATED                                                                                        2,760,500
                                                                                                                   ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.99%
    255,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                               8,970,900
    300,000    STATION CASINOS INCORPORATED                                                                             16,458,000
                                                                                                                        25,428,900
                                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.97%
    235,000    GRANT PRIDECO INCORPORATED+<<                                                                            10,694,850
    445,000    HEWLETT-PACKARD COMPANY<<                                                                                14,199,950
    185,000    JOY GLOBAL INCORPORATED                                                                                   6,941,200
     90,000    MIDDLEBY CORPORATION+                                                                                     7,039,800
    400,000    RACKABLE SYSTEMS INCORPORATED+                                                                            8,528,000

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
    700,000    XYRATEX LIMITED+
                                                                                                                   $    16,268,000
                                                                                                                        63,671,800
                                                                                                                   ---------------

INSURANCE CARRIERS - 1.31%
    105,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                 6,370,350
    140,000    WELLPOINT INCORPORATED+                                                                                  10,430,000
                                                                                                                        16,800,350
                                                                                                                   ---------------

LEATHER & LEATHER PRODUCTS - 0.11%
     50,000    COACH INCORPORATED+                                                                                       1,435,500
                                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.20%
    155,000    FORMFACTOR INCORPORATED+                                                                                  6,644,850
     35,000    INTUITIVE SURGICAL INCORPORATED+                                                                          3,332,000
     65,000    MEDTRONIC INCORPORATED                                                                                    3,283,800
    695,000    NEXTEST SYSTEMS CORPORATION+                                                                              9,521,500
    600,000    NUVASIVE INCORPORATED+                                                                                   10,494,000
    220,000    RESMED INCORPORATED+                                                                                     10,210,200
    160,000    RESPIRONICS INCORPORATED+                                                                                 5,692,800
    115,000    ROCKWELL AUTOMATION INCORPORATED<<                                                                        7,127,700
    290,000    SIRF TECHNOLOGY HOLDINGS INCORPORATED+                                                                    5,539,000
    175,000    TEKTRONIX INCORPORATED                                                                                    4,772,250
                                                                                                                        66,618,100
                                                                                                                   ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.76%
    155,000    JOHNSON & JOHNSON                                                                                         9,695,250
                                                                                                                   ---------------

MISCELLANEOUS RETAIL - 4.94%
    455,000    COLDWATER CREEK INCORPORATED+                                                                             9,068,150
    135,000    CVS CORPORATION                                                                                           4,417,200
    770,000    DICK'S SPORTING GOODS INCORPORATED+                                                                      28,035,700
    350,000    NUTRI SYSTEM INCORPORATED+                                                                               18,522,000
    135,000    PETSMART INCORPORATED                                                                                     3,180,600
                                                                                                                        63,223,650
                                                                                                                   ---------------

OIL & GAS EXTRACTION - 6.53%
    265,000    ATP OIL & GAS CORPORATION+                                                                               10,891,500
    240,000    CNX GAS CORPORATION+<<                                                                                    6,494,400
    405,000    SCHLUMBERGER LIMITED<<                                                                                   27,074,250
    400,000    ULTRA PETROLEUM CORPORATION+                                                                             23,424,000
    335,000    XTO ENERGY INCORPORATED                                                                                  15,741,650
                                                                                                                        83,625,800
                                                                                                                   ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.57%
    188,900    ALON USA ENERGY INCORPORATED                                                                              7,240,537
                                                                                                                   ---------------

PRIMARY METAL INDUSTRIES - 1.26%
    270,000    PRECISION CASTPARTS CORPORATION<<                                                                        16,105,500
                                                                                                                   ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.67%
    385,000    VISTAPRINT LIMITED+                                                                                       8,516,200
                                                                                                                   ---------------

RAILROAD TRANSPORTATION - 1.96%
    365,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                 25,152,150
                                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 4.21%
    970,000    CHARLES SCHWAB CORPORATION                                                                               15,403,600
     28,000    CHICAGO MERCANTILE EXCHANGE                                                                              12,913,600
     85,000    GFI GROUP INCORPORATED+                                                                                   4,875,600
     35,000    GOLDMAN SACHS GROUP INCORPORATED                                                                          5,346,250
    305,000    INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                                15,359,800
                                                                                                                        53,898,850
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.25%
    170,000    CORNING INCORPORATED+                                                                               $     3,241,900
                                                                                                                   ---------------

TRANSPORTATION EQUIPMENT - 1.65%
    230,000    BOEING COMPANY                                                                                           17,806,600
    125,000    WABTEC CORPORATION                                                                                        3,320,000
                                                                                                                        21,126,600
                                                                                                                   ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.01%
    150,000    ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED+                                                             2,859,000
    120,000    MCKESSON CORPORATION                                                                                      6,046,800
    135,000    UNITED NATURAL FOODS INCORPORATED+                                                                        4,068,900
                                                                                                                        12,974,700
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $1,077,199,100)                                                                            1,209,167,573
                                                                                                                   ---------------

COLLATERAL FOR SECURITIES LENDING - 8.21%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.17%
  1,539,408    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    1,539,408
    621,827    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             621,827
                                                                                                                         2,161,235
                                                                                                                   ---------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 8.04%
$   260,721    ALLIANCE & LEICESTER PLC                                                 5.52%       10/25/2006             257,446
    369,177    AMERICAN GENERAL FINANCE+/-++                                            5.40        08/15/2007             369,361
  1,038,371    AQUIFER FUNDING LIMITED                                                  5.32        08/03/2006           1,038,070
  2,050,981    AQUIFER FUNDING LIMITED++                                                5.32        08/04/2006           2,050,079
    119,039    AQUIFER FUNDING LIMITED++                                                5.33        08/07/2006             118,934
  1,025,490    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.37        10/20/2006           1,025,490
  1,025,490    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.38        12/22/2006           1,025,490
    615,294    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31        08/04/2006             615,294
  2,050,981    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                          5.33        11/03/2006           2,050,981
  1,025,490    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37        04/25/2007           1,025,490
    798,570    ATOMIUM FUNDING CORPORATION++                                            5.25        08/07/2006             797,867
  4,348,080    ATOMIUM FUNDING CORPORATION++                                            5.32        08/02/2006           4,347,427
  1,025,490    BANCO SANTANDER TOTTA LN+/-++                                            5.37        08/16/2007           1,025,316
  1,025,490    BANK OF AMERICA NA+/-                                                    5.36        06/19/2007           1,025,460
  1,230,589    BEAR STEARNS & COMPANY+/-                                                5.37        10/04/2006           1,230,589
    123,059    BEAR STEARNS & COMPANY+/-                                                5.38        08/05/2006             123,059
  1,230,589    BHP BILLITON FINANCE (USA) BV                                            5.39        08/11/2006           1,228,780
  1,098,182    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $1,098,345)                                              5.36        08/01/2006           1,098,182
     25,309    BUCKINGHAM II CDO                                                        5.32        08/04/2006              25,298
    492,235    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        08/02/2006             492,162
  1,271,608    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36        08/11/2006           1,269,739
    697,334    CAIRN HIGH GRADE FUNDING I LLC                                           5.37        08/14/2006             696,002
    488,216    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15        08/14/2006             487,283
  1,482,777    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        08/21/2006           1,478,418
     82,039    CHEYNE FINANCE LLC++                                                     5.32        08/10/2006              81,931
  1,025,490    CHEYNE FINANCE LLC+/-++                                                  5.47        07/16/2007           1,025,388
  2,625,256    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34        08/14/2007           2,625,256
  2,656,020    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40        08/28/2006           2,645,449

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   715,792    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42%       08/22/2006     $       713,581
    161,945    CULLINAN FINANCE CORPORATION++                                           5.44        09/13/2006             160,917
  1,025,490    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13        11/15/2006           1,025,562
  2,050,981    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35        06/25/2007           2,050,673
    943,451    DEER VALLEY FUNDING LLC                                                  5.33        08/09/2006             942,338
  4,009,914    DEER VALLEY FUNDING LLC++                                                5.34        08/07/2006           4,006,385
  1,361,031    DNB NOR BANK ASA                                                         5.32        08/01/2006           1,361,031
     41,020    EDISON ASSET SECURITIZATION                                              5.49        12/11/2006              40,221
  2,050,981    EUREKA SECURITIZATION INCORPORATED++                                     5.26        08/10/2006           2,048,274
  1,025,490    FCAR OWNER TRUST SERIES II                                               5.30        08/08/2006           1,024,444
  8,203,924    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $8,205,146)                                              5.36        08/01/2006           8,203,924
    164,078    FIVE FINANCE INCORPORATED                                                5.30        08/07/2006             163,934
  1,437,738    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24        08/14/2006           1,434,992
    146,481    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.40        08/21/2006             146,050
     51,275    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51        11/06/2006              50,540
     51,275    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54        11/27/2006              50,380
     90,243    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55        10/27/2006              89,083
  3,040,702    FOX TROT CDO++                                                           5.34        08/01/2006           3,040,702
    220,070    GEORGE STREET FINANCE LLC++                                              5.41        08/21/2006             219,423
    856,285    GOLDMAN SACHS GROUP INCORPORATED+/-                                      5.66        10/27/2006             856,747
    123,059    GRAMPIAN FUNDING LLC++                                                   5.28        10/02/2006             121,932
    858,336    HARRIER FINANCE FUNDING LLC++                                            5.41        08/25/2006             855,297
     82,039    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007              82,067
    143,569    HBOS TREASURY SERVICES PLC+/-++                                          5.58        01/12/2007             143,691
    575,300    HSBC BANK USA SERIES BKN1+/-                                             5.34        12/14/2006             575,346
  1,025,490    INTESA BANK IRELAND PLC+/-++                                             5.38        08/24/2007           1,025,388
  6,152,943    JPMORGAN CHASE REPURCHASE AGREEMENT
               (MATURITY VALUE $6,153,859)                                              5.36        08/01/2006           6,152,943
    615,294    KAUPTHING BANK SERIES MTN+/-++                                           5.44        03/20/2007             614,716
     81,301    KLIO III FUNDING CORPORATION++                                           5.26        09/01/2006              80,929
  3,014,942    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31        08/14/2006           3,009,183
  5,004,394    LIBERTY STREET FUNDING CORPORATION++                                     5.32        08/03/2006           5,002,942
     82,039    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31        09/12/2006              82,040
    615,294    LIQUID FUNDING LIMITED+/-                                                5.31        12/01/2006             615,294
    943,451    LIQUID FUNDING LIMITED+/-                                                5.33        08/14/2006             943,451
    902,432    LIQUID FUNDING LIMITED                                                   5.34        08/07/2006             901,637
    246,118    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007             246,152
    410,196    MBIA GLOBAL FUNDING LLC+/-++                                             5.38        02/20/2007             410,208
  2,061,236    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66        10/27/2006           2,062,205
    180,486    MORGAN STANLEY+/-                                                        5.22        11/09/2006             180,530
    244,887    MORGAN STANLEY+/-                                                        5.35        11/24/2006             245,000
  1,230,589    MORGAN STANLEY+/-                                                        5.38        10/10/2006           1,230,589
    189,716    MORGAN STANLEY SERIES EXL+/-                                             5.40        08/15/2007             189,756
  5,004,394    MORTGAGE INTEREST NET TRUST                                              5.30        08/07/2006           4,999,990
    225,608    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42        12/11/2006             225,716
     36,918    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38        08/15/2006              36,842
     61,529    NORDEA NORTH AMERICA INCORPORATED                                        5.38        08/18/2006              61,376

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   114,896    NORTH SEA FUNDING LLC++                                                  5.32%       08/10/2006     $       114,744
     43,932    NORTH SEA FUNDING LLC                                                    5.47        10/23/2006              43,393
  2,050,981    NORTHERN ROCK PLC+/-++                                                   5.33        09/05/2007           2,051,186
    615,294    PARAGON MORTGAGES PLC+/-++                                               5.34        05/15/2007             615,294
    218,101    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22        08/09/2006             217,844
     14,521    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47        09/21/2006              14,411
    165,924    RACERS TRUST 2004-6-MM+/-++                                              5.42        01/22/2007             165,952
    696,021    RANGER FUNDING CORPORATION++                                             5.39        08/29/2006             693,146
    447,073    REGENCY MARKETS LLC++                                                    5.28        08/15/2006             446,152
    820,392    SLM CORPORATION+/-++                                                     5.36        05/04/2007             820,499
    697,334    STANFIELD VICTORIA FUNDING LLC                                           5.45        11/27/2006             685,172
    474,310    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37        10/25/2006             474,405
  2,050,981    TICONDEROGA FUNDING LLC++                                                5.40        08/30/2006           2,042,203
    237,134    TRAVELERS INSURANCE COMPANY+/-                                           5.42        02/09/2007             237,130
  1,025,490    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38        06/15/2007           1,025,388
  1,025,490    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36        03/09/2007           1,025,573
    820,392    VERSAILLES CDS++                                                         5.34        08/10/2006             819,309
    948,989    WHISTLEJACKET CAPITAL LIMITED                                            5.30        08/01/2006             948,989
  1,192,440    WHISTLEJACKET CAPITAL LIMITED                                            5.33        08/02/2006           1,192,261
    107,061    WHISTLEJACKET CAPITAL LIMITED                                            5.40        09/11/2006             106,412
    156,818    WHITE PINE FINANCE                                                       5.32        08/08/2006             156,658
     46,229    YORKTOWN CAPITAL                                                         5.34        08/10/2006              46,168
                                                                                                                       102,946,951
                                                                                                                   ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $105,108,186)                                                            105,108,186
                                                                                                                   ---------------

SHARES

SHORT-TERM INVESTMENTS - 5.46%
 69,956,221    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              69,956,221

TOTAL SHORT-TERM INVESTMENTS (COST $69,956,221)                                                                         69,956,221
                                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,252,263,508)*                      108.06%                                                                $ 1,384,231,980

OTHER ASSETS AND LIABILITIES, NET            (8.06)                                                                   (103,290,703)
                                            ------                                                                 ---------------
TOTAL NET ASSETS                            100.00%                                                                $ 1,280,941,277
                                            ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $69,956,221.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,254,262,423 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                 $177,226,941
       GROSS UNREALIZED DEPRECIATION                  (47,257,384)
                                                     ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $129,969,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 98.66%

APPAREL & ACCESSORY STORES - 5.92%
    573,000    GAP INCORPORATED                                                                                    $     9,941,550
    304,000    ROSS STORES INCORPORATED                                                                                  7,566,560
                                                                                                                        17,508,110
                                                                                                                   ---------------

BUSINESS SERVICES - 5.28%
    123,000    FIRST DATA CORPORATION                                                                                    5,024,550
    441,000    MICROSOFT CORPORATION                                                                                    10,597,230
                                                                                                                        15,621,780
                                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 10.31%
    410,000    MEDIMMUNE INCORPORATED+                                                                                  10,405,800
    418,100    PFIZER INCORPORATED                                                                                      10,866,419
    190,600    WYETH                                                                                                     9,238,382
                                                                                                                        30,510,601
                                                                                                                   ---------------

COMMUNICATIONS - 3.45%
    298,000    COMCAST CORPORATION CLASS A+<<                                                                           10,215,440
                                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 13.11%
    196,500    BANK OF AMERICA CORPORATION<<                                                                            10,125,645
    283,000    BANK OF NEW YORK COMPANY INCORPORATED                                                                     9,511,630
    211,000    CITIGROUP INCORPORATED                                                                                   10,193,410
    196,324    JPMORGAN CHASE & COMPANY                                                                                  8,956,301
                                                                                                                        38,786,986
                                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 17.28%
    483,000    AMERICAN POWER CONVERSION CORPORATION                                                                     8,153,040
    250,000    CISCO SYSTEMS INCORPORATED+                                                                               4,462,500
    315,000    GENERAL ELECTRIC COMPANY                                                                                 10,297,350
    505,200    INTEL CORPORATION                                                                                         9,093,600
    400,000    NOVELLUS SYSTEMS INCORPORATED+<<                                                                         10,124,000
    642,000    VISHAY INTERTECHNOLOGY INCORPORATED+<<                                                                    9,007,260
                                                                                                                        51,137,750
                                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 6.12%
    551,900    DOLLAR GENERAL CORPORATION<<                                                                              7,406,498
    240,800    WAL-MART STORES INCORPORATED                                                                             10,715,600
                                                                                                                        18,122,098
                                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.91%
  1,048,000    SYMBOL TECHNOLOGIES INCORPORATED                                                                         11,580,400
                                                                                                                   ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 3.31%
    363,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                   9,811,890
                                                                                                                   ---------------

INSURANCE CARRIERS - 3.69%
    180,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                10,920,600
                                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.54%
    441,900    BOSTON SCIENTIFIC CORPORATION+                                                                            7,516,719
                                                                                                                   ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.78%
     35,000    JOHNSON & JOHNSON                                                                                         2,189,250
    345,000    TYCO INTERNATIONAL LIMITED                                                                                9,001,050
                                                                                                                        11,190,300
                                                                                                                   ---------------

MOTION PICTURES - 3.82%
    685,000    TIME WARNER INCORPORATED                                                                                 11,302,500
                                                                                                                   ---------------

OIL & GAS EXTRACTION - 2.74%
    169,700    TIDEWATER INCORPORATED                                                                                    8,096,387
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 7.05%
    157,500    CHEVRONTEXACO CORPORATION                                                                           $    10,360,350
    155,000    EXXON MOBIL CORPORATION                                                                                  10,499,700
                                                                                                                        20,860,050
                                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.35%
    122,000    MERRILL LYNCH & COMPANY INCORPORATED                                                                      8,884,040
    149,000    MORGAN STANLEY                                                                                            9,908,500
                                                                                                                        18,792,540
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $290,820,796)                                                                                291,974,151
                                                                                                                   ---------------

COLLATERAL FOR SECURITIES LENDING - 11.69%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.24%
    506,649    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                      506,649
    204,655    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             204,655
                                                                                                                           711,304
                                                                                                                   ---------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.45%
$    85,808    ALLIANCE & LEICESTER PLC                                                 5.52%       10/25/2006              84,730
    121,503    AMERICAN GENERAL FINANCE+/-++                                            5.40        08/15/2007             121,564
    341,748    AQUIFER FUNDING LIMITED                                                  5.32        08/03/2006             341,649
    675,017    AQUIFER FUNDING LIMITED++                                                5.32        08/04/2006             674,720
     39,178    AQUIFER FUNDING LIMITED++                                                5.33        08/07/2006              39,144
    337,509    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.37        10/20/2006             337,509
    337,509    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.38        12/22/2006             337,509
    202,505    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31        08/04/2006             202,505
    675,017    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                          5.33        11/03/2006             675,017
    337,509    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37        04/25/2007             337,509
    262,825    ATOMIUM FUNDING CORPORATION++                                            5.25        08/07/2006             262,593
  1,431,036    ATOMIUM FUNDING CORPORATION++                                            5.32        08/02/2006           1,430,822
    337,509    BANCO SANTANDER TOTTA LN+/-++                                            5.37        08/16/2007             337,451
    337,509    BANK OF AMERICA NA+/-                                                    5.36        06/19/2007             337,498
    405,010    BEAR STEARNS & COMPANY+/-                                                5.37        10/04/2006             405,010
     40,501    BEAR STEARNS & COMPANY+/-                                                5.38        08/05/2006              40,501
    405,010    BHP BILLITON FINANCE (USA) BV                                            5.39        08/11/2006             404,415
    361,433    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $361,487)                                                5.36        08/01/2006             361,433
      8,330    BUCKINGHAM II CDO                                                        5.32        08/04/2006               8,326
    162,004    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        08/02/2006             161,980
    418,511    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36        08/11/2006             417,895
    229,506    CAIRN HIGH GRADE FUNDING I LLC                                           5.37        08/14/2006             229,067
    160,681    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15        08/14/2006             160,374
    488,010    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        08/21/2006             486,576
     27,001    CHEYNE FINANCE LLC++                                                     5.32        08/10/2006              26,965
    337,509    CHEYNE FINANCE LLC+/-++                                                  5.47        07/16/2007             337,475
    864,022    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34        08/14/2007             864,022
    874,147    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40        08/28/2006             870,668
    235,581    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42        08/22/2006             234,853
     53,299    CULLINAN FINANCE CORPORATION++                                           5.44        09/13/2006              52,961
    337,509    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13        11/15/2006             337,532

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   675,017    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35%       06/25/2007     $       674,916
    310,508    DEER VALLEY FUNDING LLC                                                  5.33        08/09/2006             310,141
  1,319,739    DEER VALLEY FUNDING LLC++                                                5.34        08/07/2006           1,318,578
    447,941    DNB NOR BANK ASA                                                         5.32        08/01/2006             447,941
     13,500    EDISON ASSET SECURITIZATION                                              5.49        12/11/2006              13,237
    675,017    EUREKA SECURITIZATION INCORPORATED++                                     5.26        08/10/2006             674,126
    337,509    FCAR OWNER TRUST SERIES II                                               5.30        08/08/2006             337,164
  2,700,068    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $2,700,470)                                              5.36        08/01/2006           2,700,068
     54,001    FIVE FINANCE INCORPORATED                                                5.30        08/07/2006              53,954
    473,187    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24        08/14/2006             472,283
     48,210    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.40        08/21/2006              48,068
     16,875    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51        11/06/2006              16,634
     16,875    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54        11/27/2006              16,581
     29,701    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55        10/27/2006              29,319
  1,000,753    FOX TROT CDO++                                                           5.34        08/01/2006           1,000,753
     72,429    GEORGE STREET FINANCE LLC++                                              5.41        08/21/2006              72,216
    281,820    GOLDMAN SACHS GROUP INCORPORATED+/-                                      5.66        10/27/2006             281,972
     40,501    GRAMPIAN FUNDING LLC++                                                   5.28        10/02/2006              40,130
    282,495    HARRIER FINANCE FUNDING LLC++                                            5.41        08/25/2006             281,495
     27,001    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007              27,010
     47,251    HBOS TREASURY SERVICES PLC+/-++                                          5.58        01/12/2007              47,291
    189,342    HSBC BANK USA SERIES BKN1+/-                                             5.34        12/14/2006             189,357
    337,509    INTESA BANK IRELAND PLC+/-++                                             5.38        08/24/2007             337,475
  2,025,051    JPMORGAN CHASE REPURCHASE AGREEMENT
               (MATURITY VALUE $2,025,353)                                              5.36        08/01/2006           2,025,051
    202,505    KAUPTHING BANK SERIES MTN+/-++                                           5.44        03/20/2007             202,315
     26,758    KLIO III FUNDING CORPORATION++                                           5.26        09/01/2006              26,635
    992,275    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31        08/14/2006             990,380
  1,647,042    LIBERTY STREET FUNDING CORPORATION++                                     5.32        08/03/2006           1,646,564
     27,001    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31        09/12/2006              27,001
    202,505    LIQUID FUNDING LIMITED+/-                                                5.31        12/01/2006             202,505
    310,508    LIQUID FUNDING LIMITED+/-                                                5.33        08/14/2006             310,508
    297,008    LIQUID FUNDING LIMITED                                                   5.34        08/07/2006             296,746
     81,002    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007              81,013
    135,003    MBIA GLOBAL FUNDING LLC+/-++                                             5.38        02/20/2007             135,007
    678,392    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66        10/27/2006             678,711
     59,402    MORGAN STANLEY+/-                                                        5.22        11/09/2006              59,416
     80,597    MORGAN STANLEY+/-                                                        5.35        11/24/2006              80,634
    405,010    MORGAN STANLEY+/-                                                        5.38        10/10/2006             405,010
     62,439    MORGAN STANLEY SERIES EXL+/-                                             5.40        08/15/2007              62,452
  1,647,042    MORTGAGE INTEREST NET TRUST                                              5.30        08/07/2006           1,645,592
     74,252    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42        12/11/2006              74,288
     12,150    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38        08/15/2006              12,125
     20,251    NORDEA NORTH AMERICA INCORPORATED                                        5.38        08/18/2006              20,200
     37,814    NORTH SEA FUNDING LLC++                                                  5.32        08/10/2006              37,765
     14,459    NORTH SEA FUNDING LLC                                                    5.47        10/23/2006              14,281
    675,017    NORTHERN ROCK PLC+/-++                                                   5.33        09/05/2007             675,085

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   202,505    PARAGON MORTGAGES PLC+/-++                                               5.34%       05/15/2007     $       202,505
     71,781    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22        08/09/2006              71,697
      4,779    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47        09/21/2006               4,743
     54,609    RACERS TRUST 2004-6-MM+/-++                                              5.42        01/22/2007              54,618
    229,074    RANGER FUNDING CORPORATION++                                             5.39        08/29/2006             228,128
    147,140    REGENCY MARKETS LLC++                                                    5.28        08/15/2006             146,837
    270,007    SLM CORPORATION+/-++                                                     5.36        05/04/2007             270,042
    229,506    STANFIELD VICTORIA FUNDING LLC                                           5.45        11/27/2006             225,503
    156,104    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37        10/25/2006             156,136
    675,017    TICONDEROGA FUNDING LLC++                                                5.40        08/30/2006             672,128
     78,045    TRAVELERS INSURANCE COMPANY+/-                                           5.42        02/09/2007              78,044
    337,509    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38        06/15/2007             337,475
    337,509    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36        03/09/2007             337,536
    270,007    VERSAILLES CDS++                                                         5.34        08/10/2006             269,650
    312,330    WHISTLEJACKET CAPITAL LIMITED                                            5.30        08/01/2006             312,330
    392,455    WHISTLEJACKET CAPITAL LIMITED                                            5.33        08/02/2006             392,396
     35,236    WHISTLEJACKET CAPITAL LIMITED                                            5.40        09/11/2006              35,022
     51,612    WHITE PINE FINANCE                                                       5.32        08/08/2006              51,559
     15,215    YORKTOWN CAPITAL                                                         5.34        08/10/2006              15,195
                                                                                                                        33,881,810
                                                                                                                   ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $34,593,114)                                                              34,593,114
                                                                                                                   ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.48%
  4,397,671    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                               4,397,671

TOTAL SHORT-TERM INVESTMENTS (COST $4,397,671)                                                                           4,397,671
                                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $329,811,582)*                        111.83%                                                                $   330,964,936
OTHER ASSETS AND LIABILITIES, NET           (11.83)                                                                    (35,015,756)
                                            ------                                                                 ---------------
TOTAL NET ASSETS                            100.00%                                                                $   295,949,180
                                            ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,397,671.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $331,932,099 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                 $ 24,646,540
       GROSS UNREALIZED DEPRECIATION                  (25,613,703)
                                                     ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $   (967,163)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 97.43%

APPAREL & ACCESSORY STORES - 1.13%
    130,000    NORDSTROM INCORPORATED                                                                              $     4,459,000
                                                                                                                   ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.97%
    135,000    LOWE'S COMPANIES INCORPORATED                                                                             3,827,250
                                                                                                                   ---------------

BUSINESS SERVICES - 7.95%
     45,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                       2,947,050
     35,000    GOOGLE INCORPORATED CLASS A+                                                                             13,531,000
    265,000    RED HAT INCORPORATED+                                                                                     6,275,200
    320,000    YAHOO! INCORPORATED+                                                                                      8,684,800
                                                                                                                        31,438,050
                                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 13.48%
     75,000    ABBOTT LABORATORIES                                                                                       3,582,750
    135,000    AMGEN INCORPORATED+                                                                                       9,414,900
     35,000    ASTRAZENECA PLC ADR                                                                                       2,136,050
     35,000    COLGATE-PALMOLIVE COMPANY                                                                                 2,076,200
     75,000    ELI LILLY & COMPANY<<                                                                                     4,257,750
     75,000    GENENTECH INCORPORATED+                                                                                   6,061,500
     80,000    GILEAD SCIENCES INCORPORATED+                                                                             4,918,400
    130,000    MONSANTO COMPANY                                                                                          5,588,700
    135,000    PRAXAIR INCORPORATED                                                                                      7,403,400
    140,000    PROCTER & GAMBLE COMPANY                                                                                  7,868,000
                                                                                                                        53,307,650
                                                                                                                   ---------------

COAL MINING - 0.57%
     55,000    CONSOL ENERGY INCORPORATED                                                                                2,263,800
                                                                                                                   ---------------

COMMUNICATIONS - 4.26%
     80,000    AMERICA MOVIL SA DE CV ADR SERIES L                                                                       2,862,400
     90,000    AMERICAN TOWER CORPORATION CLASS A+<<                                                                     3,042,000
    180,000    COMCAST CORPORATION CLASS A+<<                                                                            6,188,400
     90,000    NII HOLDINGS INCORPORATED+                                                                                4,750,200
                                                                                                                        16,843,000
                                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 0.92%
     80,000    JPMORGAN CHASE & COMPANY                                                                                  3,649,600
                                                                                                                   ---------------

EATING & DRINKING PLACES - 0.48%
     36,000    CHIPOTLE MEXICAN GRILL INCORPORATED+                                                                      1,890,000
                                                                                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.51%
     35,000    EXELON CORPORATION                                                                                        2,026,500
                                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.84%
    195,000    BROADCOM CORPORATION CLASS A+                                                                             4,678,050
    440,000    CISCO SYSTEMS INCORPORATED+                                                                               7,854,000
     50,000    EMERSON ELECTRIC COMPANY                                                                                  3,946,000
    110,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                                         2,040,500
    185,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                         5,968,100
    270,000    MOTOROLA INCORPORATED                                                                                     6,145,200
    155,000    NETWORK APPLIANCE INCORPORATED+<<                                                                         4,601,950
    245,000    QUALCOMM INCORPORATED                                                                                     8,638,700
    100,000    TEXAS INSTRUMENTS INCORPORATED                                                                            2,978,000
                                                                                                                        46,850,500
                                                                                                                   ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.69%
     80,000    CELGENE CORPORATION+                                                                                      3,831,200
     25,000    FLUOR CORPORATION                                                                                         2,195,750
    135,000    PAYCHEX INCORPORATED                                                                                      4,614,300
                                                                                                                        10,641,250
                                                                                                                   ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
FOOD & KINDRED PRODUCTS - 3.78%
    155,000    PEPSICO INCORPORATED                                                                                $     9,823,900
    115,000    THE COCA-COLA COMPANY<<                                                                                   5,117,500
                                                                                                                        14,941,400
                                                                                                                   ---------------

FOOD STORES - 2.07%
    130,000    STARBUCKS CORPORATION+                                                                                    4,453,800
     65,000    WHOLE FOODS MARKET INCORPORATED                                                                           3,738,150
                                                                                                                         8,191,950
                                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 1.63%
    140,000    TARGET CORPORATION                                                                                        6,428,800
                                                                                                                   ---------------

HEALTH SERVICES - 0.48%
     30,000    COVANCE INCORPORATED+                                                                                     1,912,800
                                                                                                                   ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 4.55%
    300,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              10,554,000
     60,000    STATION CASINOS INCORPORATED                                                                              3,291,600
     65,000    WYNN RESORTS LIMITED+                                                                                     4,160,650
                                                                                                                        18,006,250
                                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.55%
     90,000    APPLE COMPUTER INCORPORATED+                                                                              6,116,400
     60,000    BAKER HUGHES INCORPORATED                                                                                 4,797,000
     75,000    CATERPILLAR INCORPORATED                                                                                  5,315,250
    180,000    HEWLETT-PACKARD COMPANY                                                                                   5,743,800
                                                                                                                        21,972,450
                                                                                                                   ---------------

INSURANCE CARRIERS - 3.00%
     75,000    PRUDENTIAL FINANCIAL INCORPORATED<<                                                                       5,898,000
     80,000    WELLPOINT INCORPORATED+                                                                                   5,960,000
                                                                                                                        11,858,000
                                                                                                                   ---------------

LEATHER & LEATHER PRODUCTS - 1.12%
    155,000    COACH INCORPORATED+                                                                                       4,450,050
                                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.15%
     95,000    MEDTRONIC INCORPORATED                                                                                    4,799,400
    100,000    ST. JUDE MEDICAL INCORPORATED+                                                                            3,690,000
                                                                                                                         8,489,400
                                                                                                                   ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.79%
     50,000    JOHNSON & JOHNSON                                                                                         3,127,500
                                                                                                                   ---------------

MISCELLANEOUS RETAIL - 3.87%
     25,000    NUTRI SYSTEM INCORPORATED+                                                                                1,323,000
    215,000    STAPLES INCORPORATED                                                                                      4,648,300
    200,000    WALGREEN COMPANY                                                                                          9,356,000
                                                                                                                        15,327,300
                                                                                                                   ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.60%
    120,000    COUNTRYWIDE FINANCIAL CORPORATION                                                                         4,299,600
     40,000    SLM CORPORATION                                                                                           2,012,000
                                                                                                                         6,311,600
                                                                                                                   ---------------

OIL & GAS EXTRACTION - 4.94%
     70,000    NABORS INDUSTRIES LIMITED+                                                                                2,472,400
     25,000    OCCIDENTAL PETROLEUM CORPORATION<<                                                                        2,693,750
     70,000    SCHLUMBERGER LIMITED<<                                                                                    4,679,500
     85,000    ULTRA PETROLEUM CORPORATION+                                                                              4,977,600
    100,000    XTO ENERGY INCORPORATED<<                                                                                 4,699,000
                                                                                                                        19,522,250
                                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 1.70%
    100,000    VALERO ENERGY CORPORATION                                                                           $     6,743,000
                                                                                                                   ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.57%
     40,000    MCGRAW-HILL COMPANIES INCORPORATED                                                                        2,252,000
                                                                                                                   ---------------

RAILROAD TRANSPORTATION - 1.48%
     85,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                  5,857,350
                                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 4.93%
    320,000    CHARLES SCHWAB CORPORATION                                                                                5,081,600
     23,000    CHICAGO MERCANTILE EXCHANGE                                                                              10,607,600
     25,000    GOLDMAN SACHS GROUP INCORPORATED                                                                          3,818,750
                                                                                                                        19,507,950
                                                                                                                   ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.43%
     90,000    CORNING INCORPORATED+                                                                                     1,716,300
                                                                                                                   ---------------

TRANSPORTATION EQUIPMENT - 6.15%
    105,000    BOEING COMPANY                                                                                            8,129,100
     80,000    LOCKHEED MARTIN CORPORATION                                                                               6,374,400
     40,000    TEXTRON INCORPORATED                                                                                      3,596,400
    100,000    UNITED TECHNOLOGIES CORPORATION                                                                           6,219,000
                                                                                                                        24,318,900
                                                                                                                   ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.84%
     75,000    CARDINAL HEALTH INCORPORATED                                                                              5,025,000
     45,000    MCKESSON CORPORATION                                                                                      2,267,550
                                                                                                                         7,292,550
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $347,159,697)                                                                                385,424,400
                                                                                                                   ---------------

COLLATERAL FOR SECURITIES LENDING - 7.39%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.15%
    428,100    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                      428,100
    172,926    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             172,926
                                                                                                                           601,026
                                                                                                                   ---------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 7.24%
$    72,505    ALLIANCE & LEICESTER PLC                                                 5.52%       10/25/2006              71,594
    102,666    AMERICAN GENERAL FINANCE+/-++                                            5.40        08/15/2007             102,717
    288,764    AQUIFER FUNDING LIMITED                                                  5.32        08/03/2006             288,680
    570,365    AQUIFER FUNDING LIMITED++                                                5.32        08/04/2006             570,114
     33,104    AQUIFER FUNDING LIMITED++                                                5.33        08/07/2006              33,075
    285,182    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.37        10/20/2006             285,182
    285,182    ATLAS CAPITAL FUNDING CORPORATION+/-                                     5.38        12/22/2006             285,182
    171,109    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31        08/04/2006             171,109
    570,365    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                          5.33        11/03/2006             570,365
    285,182    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.37        04/25/2007             285,182
    222,077    ATOMIUM FUNDING CORPORATION++                                            5.25        08/07/2006             221,882
  1,209,173    ATOMIUM FUNDING CORPORATION++                                            5.32        08/02/2006           1,208,992
    285,182    BANCO SANTANDER TOTTA LN+/-++                                            5.37        08/16/2007             285,134
    285,182    BANK OF AMERICA NA+/-                                                    5.36        06/19/2007             285,174
    342,219    BEAR STEARNS & COMPANY+/-                                                5.37        10/04/2006             342,219
     34,222    BEAR STEARNS & COMPANY+/-                                                5.38        08/05/2006              34,222
    342,219    BHP BILLITON FINANCE (USA) BV                                            5.39        08/11/2006             341,716

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   305,397    BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $305,442)                                                5.36%       08/01/2006     $       305,397
      7,038    BUCKINGHAM II CDO                                                        5.32        08/04/2006               7,035
    136,888    CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        08/02/2006             136,867
    353,626    CAIRN HIGH GRADE FUNDING I LLC++                                         5.36        08/11/2006             353,106
    193,924    CAIRN HIGH GRADE FUNDING I LLC                                           5.37        08/14/2006             193,554
    135,770    CEDAR SPRINGS CAPITAL COMPANY++                                          5.15        08/14/2006             135,510
    412,351    CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        08/21/2006             411,139
     22,815    CHEYNE FINANCE LLC++                                                     5.32        08/10/2006              22,784
    285,182    CHEYNE FINANCE LLC+/-++                                                  5.47        07/16/2007             285,154
    730,067    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                            5.34        08/14/2007             730,067
    738,622    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.40        08/28/2006             735,683
    199,057    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                         5.42        08/22/2006             198,442
     45,036    CULLINAN FINANCE CORPORATION++                                           5.44        09/13/2006              44,750
    285,182    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.13        11/15/2006             285,202
    570,365    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.35        06/25/2007             570,279
    262,368    DEER VALLEY FUNDING LLC                                                  5.33        08/09/2006             262,058
  1,115,131    DEER VALLEY FUNDING LLC++                                                5.34        08/07/2006           1,114,150
    378,494    DNB NOR BANK ASA                                                         5.32        08/01/2006             378,494
     11,407    EDISON ASSET SECURITIZATION                                              5.49        12/11/2006              11,185
    570,365    EUREKA SECURITIZATION INCORPORATED++                                     5.26        08/10/2006             569,612
    285,182    FCAR OWNER TRUST SERIES II                                               5.30        08/08/2006             284,891
  2,281,459    FIRST BOSTON REPURCHASE AGREEMENT
               (MATURITY VALUE $2,281,799)                                              5.36        08/01/2006           2,281,459
     45,629    FIVE FINANCE INCORPORATED                                                5.30        08/07/2006              45,589
    399,826    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.24        08/14/2006             399,062
     40,735    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.40        08/21/2006              40,616
     14,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.51        11/06/2006              14,055
     14,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.54        11/27/2006              14,010
     25,096    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.55        10/27/2006              24,773
    845,600    FOX TROT CDO++                                                           5.34        08/01/2006             845,600
     61,200    GEORGE STREET FINANCE LLC++                                              5.41        08/21/2006              61,020
    238,127    GOLDMAN SACHS GROUP INCORPORATED+/-                                      5.66        10/27/2006             238,256
     34,222    GRAMPIAN FUNDING LLC++                                                   5.28        10/02/2006              33,908
    238,698    HARRIER FINANCE FUNDING LLC++                                            5.41        08/25/2006             237,853
     22,815    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007              22,822
     39,926    HBOS TREASURY SERVICES PLC+/-++                                          5.58        01/12/2007              39,959
    159,987    HSBC BANK USA SERIES BKN1+/-                                             5.34        12/14/2006             160,000
    285,182    INTESA BANK IRELAND PLC+/-++                                             5.38        08/24/2007             285,154
  1,711,094    JPMORGAN CHASE REPURCHASE AGREEMENT
               (MATURITY VALUE $1,711,349)                                              5.36        08/01/2006           1,711,094
    171,109    KAUPTHING BANK SERIES MTN+/-++                                           5.44        03/20/2007             170,949
     22,609    KLIO III FUNDING CORPORATION++                                           5.26        09/01/2006              22,506
    838,436    LEXINGTON PARKER CAPITAL CORPORATION++                                   5.31        08/14/2006             836,835
  1,391,690    LIBERTY STREET FUNDING CORPORATION++                                     5.32        08/03/2006           1,391,286
     22,815    LINKS FINANCE LLC SERIES MTN1+/-++                                       5.31        09/12/2006              22,815

PORTFOLIO OF INVESTMENTS--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   171,109    LIQUID FUNDING LIMITED+/-                                                5.31%       12/01/2006     $       171,109
    262,368    LIQUID FUNDING LIMITED+/-                                                5.33        08/14/2006             262,368
    250,960    LIQUID FUNDING LIMITED                                                   5.34        08/07/2006             250,740
     68,444    LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007              68,453
    114,073    MBIA GLOBAL FUNDING LLC+/-++                                             5.38        02/20/2007             114,076
    573,217    MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66        10/27/2006             573,486
     50,192    MORGAN STANLEY+/-                                                        5.22        11/09/2006              50,204
     68,102    MORGAN STANLEY+/-                                                        5.35        11/24/2006              68,133
    342,219    MORGAN STANLEY+/-                                                        5.38        10/10/2006             342,219
     52,759    MORGAN STANLEY SERIES EXL+/-                                             5.40        08/15/2007              52,770
  1,391,690    MORTGAGE INTEREST NET TRUST                                              5.30        08/07/2006           1,390,465
     62,740    NATIONWIDE BUILDING SOCIETY+/-++                                         5.42        12/11/2006              62,770
     10,267    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                5.38        08/15/2006              10,245
     17,111    NORDEA NORTH AMERICA INCORPORATED                                        5.38        08/18/2006              17,068
     31,952    NORTH SEA FUNDING LLC++                                                  5.32        08/10/2006              31,910
     12,217    NORTH SEA FUNDING LLC                                                    5.47        10/23/2006              12,067
    570,365    NORTHERN ROCK PLC+/-++                                                   5.33        09/05/2007             570,422
    171,109    PARAGON MORTGAGES PLC+/-++                                               5.34        05/15/2007             171,109
     60,653    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.22        08/09/2006              60,581
      4,038    PERRY GLOBAL FUNDING LIMITED SERIES A                                    5.47        09/21/2006               4,008
     46,143    RACERS TRUST 2004-6-MM+/-++                                              5.42        01/22/2007              46,150
    193,559    RANGER FUNDING CORPORATION++                                             5.39        08/29/2006             192,760
    124,328    REGENCY MARKETS LLC++                                                    5.28        08/15/2006             124,072
    228,146    SLM CORPORATION+/-++                                                     5.36        05/04/2007             228,175
    193,924    STANFIELD VICTORIA FUNDING LLC                                           5.45        11/27/2006             190,542
    131,903    TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.37        10/25/2006             131,929
    570,365    TICONDEROGA FUNDING LLC++                                                5.40        08/30/2006             567,923
     65,946    TRAVELERS INSURANCE COMPANY+/-                                           5.42        02/09/2007              65,944
    285,182    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                   5.38        06/15/2007             285,154
    285,182    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                   5.36        03/09/2007             285,205
    228,146    VERSAILLES CDS++                                                         5.34        08/10/2006             227,845
    263,908    WHISTLEJACKET CAPITAL LIMITED                                            5.30        08/01/2006             263,908
    331,610    WHISTLEJACKET CAPITAL LIMITED                                            5.33        08/02/2006             331,560
     29,773    WHISTLEJACKET CAPITAL LIMITED                                            5.40        09/11/2006              29,593
     43,610    WHITE PINE FINANCE                                                       5.32        08/08/2006              43,566
     12,856    YORKTOWN CAPITAL                                                         5.34        08/10/2006              12,839
                                                                                                                        28,628,887
                                                                                                                   ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $29,229,913)                                                              29,229,913
                                                                                                                   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                         PORTFOLIO OF INVESTMENTS--JULY 31, 2006
--------------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
SHORT-TERM INVESTMENTS - 2.88%
 11,372,597    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                         $    11,372,597

TOTAL SHORT-TERM INVESTMENTS (COST $11,372,597)                                                                         11,372,597
                                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $387,762,207)*                        107.70%                                                                $   426,026,910
OTHER ASSETS AND LIABILITIES, NET            (7.70)                                                                    (30,446,243)
                                            ------                                                                 ---------------
TOTAL NET ASSETS                            100.00%                                                                $   395,580,667
                                            ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,372,597.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $388,335,162 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                 $ 47,253,467
       GROSS UNREALIZED DEPRECIATION                   (9,561,719)
                                                     ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 37,691,748

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                             STATEMENTS OF ASSETS AND LIABILITIES--JULY 31, 2006
--------------------------------------------------------------------------------

                                                                                              CAPITAL
                                                                                          GROWTH FUND
-----------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $   708,914,574
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................        48,342,584
  INVESTMENTS IN AFFILIATES .......................................................        16,318,967
                                                                                      ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...............................       773,576,125
                                                                                      ---------------
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................         1,389,846
  RECEIVABLE FOR INVESTMENTS SOLD .................................................         5,600,752
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................           184,590
                                                                                      ---------------
TOTAL ASSETS ......................................................................       780,751,313
                                                                                      ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................         1,003,312
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................         3,544,708
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................           441,193
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................           129,790
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................        48,342,584
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................            23,147
                                                                                      ---------------
TOTAL LIABILITIES .................................................................        53,484,734
                                                                                      ---------------
TOTAL NET ASSETS ..................................................................   $   727,266,579
                                                                                      ---------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................   $   739,284,738
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................                 0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         1,601,189
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .......       (13,619,348)
                                                                                      ---------------
TOTAL NET ASSETS ..................................................................   $   727,266,579
                                                                                      ===============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ............................................................               N/A
  SHARES OUTSTANDING - CLASS C ....................................................               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................               N/A
  NET ASSETS - ADMINISTRATOR CLASS ................................................   $   380,587,612
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................        23,687,361
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............   $         16.07
  NET ASSETS - ADVISOR CLASS ......................................................               N/A
  SHARES OUTSTANDING - ADVISOR CLASS ..............................................               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ....................               N/A
  NET ASSETS - INSTITUTIONAL CLASS ................................................   $   109,800,505
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ........................................         6,820,508
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..............   $         16.10
  NET ASSETS -  INVESTOR CLASS ....................................................   $   236,878,462
  SHARES OUTSTANDING - INVESTOR CLASS .............................................        14,978,816
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...................   $         15.81
                                                                                      ---------------
INVESTMENTS AT COST ...............................................................   $   787,195,473
                                                                                      ===============
SECURITIES ON LOAN, AT MARKET VALUE ...............................................   $    46,602,755
                                                                                      ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                             DIVIDEND
                                                                                          INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $   200,047,740   $ 1,209,167,573
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................         8,173,771       105,108,186
  INVESTMENTS IN AFFILIATES .......................................................         1,836,871        69,956,221
                                                                                      ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...............................       210,058,382     1,384,231,980
                                                                                      ---------------   ---------------
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................            66,261           799,187
  RECEIVABLE FOR INVESTMENTS SOLD .................................................                 0        21,434,850
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................           641,217           238,436
                                                                                      ---------------   ---------------
TOTAL ASSETS ......................................................................       210,765,860     1,406,704,453
                                                                                      ---------------   ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................           310,450         1,029,985
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................                 0        18,130,008
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................           143,676         1,247,812
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................            41,778           240,553
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................         8,173,771       105,108,186
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................            48,733             6,632
                                                                                      ---------------   ---------------
TOTAL LIABILITIES .................................................................         8,718,408       125,763,176
                                                                                      ---------------   ---------------
TOTAL NET ASSETS ..................................................................   $   202,047,452   $ 1,280,941,277
                                                                                      ===============   ===============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................   $   165,807,620   $ 1,497,403,377
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................           449,788                 0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         2,858,676      (348,430,572)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .......        32,931,368       131,968,472
                                                                                      ---------------   ---------------
TOTAL NET ASSETS ..................................................................   $   202,047,452   $ 1,280,941,277
                                                                                      ---------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ............................................................               N/A   $       169,652
  SHARES OUTSTANDING - CLASS C ....................................................               N/A             8,470
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................               N/A   $         20.03
  NET ASSETS - ADMINISTRATOR CLASS ................................................   $    10,254,962   $   110,565,495
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................           611,987         5,250,628
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............   $         16.76   $         21.06
  NET ASSETS - ADVISOR CLASS ......................................................               N/A   $    16,468,100
  SHARES OUTSTANDING - ADVISOR CLASS ..............................................               N/A           805,148
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ....................               N/A   $         20.45
  NET ASSETS - INSTITUTIONAL CLASS ................................................               N/A   $   179,549,195
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ........................................               N/A         8,381,537
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..............               N/A   $         21.42
  NET ASSETS -  INVESTOR CLASS ....................................................   $   191,792,490   $   974,188,835
  SHARES OUTSTANDING - INVESTOR CLASS .............................................        11,290,326        47,412,116
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...................   $         16.99   $         20.55
                                                                                      ---------------   ---------------
INVESTMENTS AT COST ...............................................................   $   177,127,013   $ 1,252,263,508
                                                                                      ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...............................................   $     7,944,236   $   103,570,166
                                                                                      ===============   ===============

                                                                                           GROWTH AND         LARGE CAP
                                                                                          INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $   291,974,151   $   385,424,400
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................        34,593,114        29,229,913
  INVESTMENTS IN AFFILIATES .......................................................         4,397,671        11,372,597
                                                                                      ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...............................       330,964,936       426,026,910
                                                                                      ---------------   ---------------
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................            86,069           127,948
  RECEIVABLE FOR INVESTMENTS SOLD .................................................         2,255,176         1,873,074
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................           200,938           220,334
                                                                                      ---------------   ---------------
TOTAL ASSETS ......................................................................       333,507,119       428,248,266
                                                                                      ---------------   ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................           556,048           595,358
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................         2,077,093         2,448,239
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................           238,058           253,684
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................            55,782            84,439
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................        34,593,114        29,229,913
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................            37,844            55,966
                                                                                      ---------------   ---------------
TOTAL LIABILITIES .................................................................        37,557,939        32,667,599
                                                                                      ---------------   ---------------
TOTAL NET ASSETS ..................................................................   $   295,949,180   $   395,580,667
                                                                                      ===============   ===============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................   $   351,931,222   $   754,329,418
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................            53,677                 0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................       (57,189,073)     (397,013,454)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .......         1,153,354        38,264,703
                                                                                      ---------------   ---------------
TOTAL NET ASSETS ..................................................................   $   295,949,180   $   395,580,667
                                                                                      ---------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ............................................................               N/A               N/A
  SHARES OUTSTANDING - CLASS C ....................................................               N/A               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................               N/A               N/A
  NET ASSETS - ADMINISTRATOR CLASS ................................................   $    41,065,911               N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................         2,025,779               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............   $         20.27               N/A
  NET ASSETS - ADVISOR CLASS ......................................................   $     2,907,853               N/A
  SHARES OUTSTANDING - ADVISOR CLASS ..............................................           143,198               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ....................   $         20.31               N/A
  NET ASSETS - INSTITUTIONAL CLASS ................................................   $    29,024,883               N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ........................................         1,415,269               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..............   $         20.51               N/A
  NET ASSETS -  INVESTOR CLASS ....................................................   $   222,950,533   $   395,580,667
  SHARES OUTSTANDING - INVESTOR CLASS .............................................        10,916,908        17,065,887
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...................   $         20.42   $         23.18
                                                                                      ---------------   ---------------
INVESTMENTS AT COST ...............................................................   $   329,811,582   $   387,762,207
                                                                                      ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...............................................   $    33,112,177   $    28,570,614
                                                                                      ===============   ===============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                      STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED JULY 31, 2006
--------------------------------------------------------------------------------

                                                                                              CAPITAL
                                                                                          GROWTH FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .......................................................................   $     3,530,444
  INTEREST ........................................................................                 0
  INCOME FROM AFFILIATED SECURITIES ...............................................           773,904
  SECURITIES LENDING INCOME, NET ..................................................            15,737
                                                                                      ---------------
TOTAL INVESTMENT INCOME ...........................................................         4,320,085
                                                                                      ---------------

EXPENSES
  ADVISORY FEES ...................................................................         4,188,182
  ADMINISTRATION FEES
    FUND LEVEL ....................................................................           282,978
    CLASS C .......................................................................               N/A
    ADMINISTRATOR CLASS ...........................................................           244,467
    ADVISOR CLASS .................................................................               N/A
    INSTITUTIONAL CLASS ...........................................................            65,922
    INVESTOR CLASS ................................................................         1,075,889
  CUSTODY FEES ....................................................................           113,191
  SHAREHOLDER SERVICING FEES ......................................................         1,208,883
  ACCOUNTING FEES .................................................................            60,946
  DISTRIBUTION FEES (NOTE 3)
    CLASS C .......................................................................               N/A
  PROFESSIONAL FEES ...............................................................            27,948
  REGISTRATION FEES ...............................................................            45,595
  SHAREHOLDER REPORTS .............................................................            95,063
  TRUSTEES' FEES ..................................................................             8,599
  OTHER FEES AND EXPENSES .........................................................            16,599
                                                                                      ---------------
TOTAL EXPENSES ....................................................................         7,434,262
                                                                                      ---------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................        (1,082,026)
  NET EXPENSES ....................................................................         6,352,236
                                                                                      ---------------
NET INVESTMENT INCOME (LOSS) ......................................................        (2,032,151)
                                                                                      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................        13,220,037
                                                                                      ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................................        13,220,037
                                                                                      ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................       (38,226,325)
                                                                                      ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............       (38,226,325)
                                                                                      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............................       (25,006,288)
                                                                                      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $   (27,038,439)
                                                                                      ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF............................................   $         7,955

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED JULY 31, 2006

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                             DIVIDEND
                                                                                          INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .......................................................................   $     6,149,926   $     6,988,529
  INTEREST ........................................................................               109             5,757
  INCOME FROM AFFILIATED SECURITIES ...............................................           126,186           338,925
  SECURITIES LENDING INCOME, NET ..................................................            32,872           127,618
                                                                                      ---------------   ---------------
TOTAL INVESTMENT INCOME ...........................................................         6,309,093         7,460,829
                                                                                      ---------------   ---------------

EXPENSES
  ADVISORY FEES ...................................................................         1,608,708        10,044,020
  ADMINISTRATION FEES
    FUND LEVEL ....................................................................           107,247           714,925
    CLASS C .......................................................................               N/A               504
    ADMINISTRATOR CLASS ...........................................................             8,155            77,512
    ADVISOR CLASS .................................................................               N/A            33,542
    INSTITUTIONAL CLASS ...........................................................               N/A           158,995
    INVESTOR CLASS ................................................................           763,457         5,136,450
  CUSTODY FEES ....................................................................            42,899           285,970
  SHAREHOLDER SERVICING FEES ......................................................           536,236         3,077,762
  ACCOUNTING FEES .................................................................            39,672           135,808
  DISTRIBUTION FEES (NOTE 3)
    CLASS C .......................................................................               N/A             1,351
  PROFESSIONAL FEES ...............................................................            25,246            42,284
  REGISTRATION FEES ...............................................................            22,599            47,921
  SHAREHOLDER REPORTS .............................................................            28,755           169,097
  TRUSTEES' FEES ..................................................................             8,599             8,599
  OTHER FEES AND EXPENSES .........................................................             8,571            38,422
                                                                                      ---------------   ---------------
TOTAL EXPENSES ....................................................................         3,200,144        19,973,162
                                                                                      ---------------   ---------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................          (300,806)         (603,989)
  NET EXPENSES ....................................................................         2,899,338        19,369,173
                                                                                      ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ......................................................         3,409,755       (11,908,344)
                                                                                      ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................        20,109,777       241,242,835
                                                                                      ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................................        20,109,777       241,242,835
                                                                                      ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................        (7,405,490)     (181,560,076)
                                                                                      ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............        (7,405,490)     (181,560,076)
                                                                                      ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............................        12,704,287        59,682,759
                                                                                      ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $    16,114,042   $    47,774,415
                                                                                      ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF............................................   $        43,260   $        48,726

                                                                                           GROWTH AND         LARGE CAP
                                                                                          INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .......................................................................   $     5,589,291   $     3,218,029
  INTEREST ........................................................................               754               912
  INCOME FROM AFFILIATED SECURITIES ...............................................           175,928           402,929
  SECURITIES LENDING INCOME, NET ..................................................            22,157             9,084
                                                                                      ---------------   ---------------
TOTAL INVESTMENT INCOME ...........................................................         5,788,130         3,630,954
                                                                                      ---------------   ---------------

EXPENSES
  ADVISORY FEES ...................................................................         2,688,329         3,337,238
  ADMINISTRATION FEES
    FUND LEVEL ....................................................................           179,222           222,364
    CLASS C .......................................................................               N/A               N/A
    ADMINISTRATOR CLASS ...........................................................            57,540               N/A
    ADVISOR CLASS .................................................................             8,838               N/A
    INSTITUTIONAL CLASS ...........................................................            23,922               N/A
    INVESTOR CLASS ................................................................         1,068,634         1,779,979
  CUSTODY FEES ....................................................................            71,689            88,993
  SHAREHOLDER SERVICING FEES ......................................................           821,353         1,112,413
  ACCOUNTING FEES .................................................................            62,771            48,504
  DISTRIBUTION FEES (NOTE 3)
    CLASS C .......................................................................               N/A               N/A
  PROFESSIONAL FEES ...............................................................            27,205            29,233
  REGISTRATION FEES ...............................................................            32,064            18,808
  SHAREHOLDER REPORTS .............................................................            26,520            49,393
  TRUSTEES' FEES ..................................................................             8,599             8,599
  OTHER FEES AND EXPENSES .........................................................            10,549            16,812
                                                                                      ---------------   ---------------
TOTAL EXPENSES ....................................................................         5,087,235         6,712,336
                                                                                      ---------------   ---------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................          (794,285)       (1,417,251)
  NET EXPENSES ....................................................................         4,292,950         5,295,085
                                                                                      ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ......................................................         1,495,180        (1,664,131)
                                                                                      ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................        10,885,787        53,267,652
                                                                                      ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................................        10,885,787        53,267,652
                                                                                      ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................       (18,312,082)      (56,602,938)
                                                                                      ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............       (18,312,082)      (56,602,938)
                                                                                      ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............................        (7,426,295)       (3,335,286)
                                                                                      ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................   $    (5,931,115)  $    (4,999,417)
                                                                                      ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF............................................   $             0   $         2,854

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  CAPITAL GROWTH FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 302,947,158    $ 104,349,714    $  71,774,589

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................      (2,032,151)        (611,466)        (415,580)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      13,220,037        6,459,854        9,100,980
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........     (38,226,325)       9,745,385        4,515,399
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     (27,038,439)      15,593,773       13,200,799
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .......................................................               0                0                0
      ADVISOR CLASS .............................................................             N/A              N/A              N/A
      INSTITUTIONAL CLASS .......................................................               0                0              N/A
      INVESTOR CLASS ............................................................               0                0                0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .......................................................      (4,643,494)          (7,322)               0
      INSTITUTIONAL CLASS .......................................................      (2,229,475)               0              N/A
      INVESTOR CLASS ............................................................      (6,963,708)         (93,393)               0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................     (13,836,677)        (100,715)               0
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................     614,894,724       71,166,663        3,776,093
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................       3,501,611            7,322                0
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................             N/A            2,938            2,450
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................    (290,012,420)      (3,107,711)        (463,462)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................     328,383,915       68,069,212        3,315,081
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ......................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS ................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................      92,107,950       52,869,686              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................       1,941,404                0              N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A            1,893              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................     (23,317,498)     (10,162,808)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................      70,731,856       42,708,771              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................     157,299,782      118,159,865       58,344,944
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................       6,330,795           88,402                0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ...............................             N/A           31,653           63,114
   COST OF SHARES REDEEMED - INVESTOR CLASS .....................................     (97,551,811)     (45,953,517)     (42,348,813)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................      66,078,766       72,326,403       16,059,245
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     465,194,537      183,104,386       19,374,326
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     424,319,421      198,597,444       32,575,125
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 727,266,579    $ 302,947,158    $ 104,349,714
                                                                                    =============    =============    =============

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                 DIVIDEND INCOME FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 228,756,668    $ 127,097,342    $ 145,811,208

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................       3,409,755        1,115,603        1,788,748
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      20,109,777       16,724,921       12,637,848
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........      (7,405,490)      (6,163,971)       1,841,225
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      16,114,042       11,676,553       16,267,821
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .......................................................        (148,107)         (34,493)         (79,420)
      ADVISOR CLASS .............................................................             N/A              N/A              N/A
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................      (2,970,429)        (943,736)      (1,721,391)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .......................................................        (270,118)        (178,314)               0
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................      (9,784,391)      (5,146,749)               0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................     (13,173,045)      (6,303,292)      (1,800,811)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................       7,346,321          627,664          957,685
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................         379,084          212,808           73,969
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................      (2,660,807)        (343,421)      (2,218,124)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................       5,064,598          497,051       (1,186,470)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ......................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS ................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................      23,405,260      124,594,023       12,663,221
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................      11,984,857        5,710,087        1,610,726
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ...............................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS .....................................     (70,104,928)     (34,515,096)     (46,268,353)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................     (34,714,811)      95,789,014      (31,994,406)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     (29,650,213)      96,286,065      (33,180,876)
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (26,709,216)     101,659,326      (18,713,866)
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 202,047,452    $ 228,756,668    $ 127,097,342
                                                                                    =============    =============    =============

                                                                                                      GROWTH FUND
                                                                                   ------------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................  $1,573,909,365   $1,514,223,522   $1,742,914,779

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................     (11,908,344)      (7,636,787)      (9,945,582)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................     241,242,835      150,600,695      261,988,145
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........    (181,560,076)     (91,116,999)     (70,439,528)
                                                                                   --------------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      47,774,415       51,846,909      181,603,035
                                                                                   --------------    -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .......................................................               0                0                0
      ADVISOR CLASS .............................................................               0                0                0
      INSTITUTIONAL CLASS .......................................................               0                0                0
      INVESTOR CLASS ............................................................               0                0                0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .......................................................               0                0                0
      INSTITUTIONAL CLASS .......................................................               0                0                0
      INVESTOR CLASS ............................................................               0                0                0
                                                                                   --------------   --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................               0                0                0
                                                                                   --------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................         177,832           12,405            7,895
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................               0                0                0
   COST OF SHARES REDEEMED - CLASS C ............................................        (154,787)        (174,179)        (240,608)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................          23,045         (161,774)        (232,713)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................      69,751,877        6,735,093       29,280,184
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................               0                0                0
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................     (23,263,532)      (9,416,363)     (27,039,383)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................      46,488,345       (2,681,270)       2,240,801
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................      28,257,642        5,394,472        1,130,060
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................               0                0                0
   COST OF SHARES REDEEMED - ADVISOR CLASS ......................................     (21,574,201)      (2,442,717)      (4,859,149)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS ................................................................       6,683,441        2,951,755       (3,729,089)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................      47,157,409       22,277,149       50,957,625
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................               0                0                0
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................    (188,375,399)     (12,792,937)    (102,489,398)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................    (141,217,990)       9,484,212      (51,531,773)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................      88,004,004      164,007,293       95,253,378
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................               0                0                0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ...............................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS .....................................    (340,723,348)    (165,761,282)    (452,294,896)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................    (252,719,344)      (1,753,989)    (357,041,518)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .    (340,742,503)       7,838,934     (410,294,292)
                                                                                   ==============   ==============   ==============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................    (292,968,088)      59,685,843     (228,691,257)
                                                                                   ==============   ==============   ==============
ENDING NET ASSETS ...............................................................  $1,280,941,277   $1,573,909,365   $1,514,223,522
                                                                                   ==============   ==============   ==============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   CAPITAL GROWTH FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ........................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................             N/A              N/A              N/A
   SHARES REDEEMED - CLASS C ....................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................      35,964,638        4,430,407          265,582
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)          203,464              492                0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................     (17,021,928)        (199,059)         (32,837)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............      19,146,174        4,231,840          232,745
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADVISOR CLASS ..................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...............             N/A              N/A              N/A
   SHARES REDEEMED - ADVISOR CLASS ..............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................       5,438,208        3,275,085              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)          112,676                0              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................      (1,373,786)        (631,675)             N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............       4,177,098        2,643,410              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................       9,417,551        7,698,850        4,080,224
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............         372,400            5,989                0
   SHARES REDEEMED - INVESTOR CLASS .............................................      (5,882,628)      (2,967,656)      (3,042,497)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..................       3,907,323        4,737,183        1,037,727
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      27,230,595       11,612,433        1,270,472
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $           0    $           0    $           0
                                                                                    =============    =============    =============

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                   DIVIDEND INCOME FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ........................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................             N/A              N/A              N/A
   SHARES REDEEMED - CLASS C ....................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................         451,126           38,583           65,076
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)           23,496           13,235            4,880
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................        (162,432)         (21,004)        (152,136)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............         312,190           30,814          (82,180)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADVISOR CLASS ..................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...............             N/A              N/A              N/A
   SHARES REDEEMED - ADVISOR CLASS ..............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................       1,407,476        7,634,518          842,428
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............         733,499          350,552          104,861
   SHARES REDEEMED - INVESTOR CLASS .............................................      (4,215,943)      (2,114,413)      (3,114,265)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..................      (2,074,968)       5,870,657       (2,166,976)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      (1,762,778)       5,901,471       (2,249,156)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $     449,788    $     157,381    $       9,933
                                                                                    =============    =============    =============

                                                                                                      GROWTH FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ........................................................           8,335              682              459
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................               0                0                0
   SHARES REDEEMED - CLASS C ....................................................          (7,347)          (9,739)         (13,972)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             988           (9,057)         (13,513)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................       3,051,115          347,367        1,658,492
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)                0                0                0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................      (1,037,328)        (498,487)      (1,483,358)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............       2,013,787         (151,120)         175,134
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADVISOR CLASS ..................................................       1,330,512          294,544           64,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...............               0                0                0
   SHARES REDEEMED - ADVISOR CLASS ..............................................      (1,017,458)        (133,126)        (277,909)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...................         313,054          161,418         (213,307)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................       2,127,908        1,167,124        2,807,792
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)                0                0                0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................      (9,013,204)        (654,531)      (5,693,537)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............      (6,885,296)         512,593       (2,885,745)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................       4,049,977        8,853,476        5,403,825
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............               0                0                0
   SHARES REDEEMED - INVESTOR CLASS .............................................     (15,865,389)      (8,837,881)     (25,653,429)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..................     (11,815,412)          15,595      (20,249,604)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................     (16,372,879)         529,429      (23,187,035)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $           0    $           0    $           0
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 GROWTH AND INCOME FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006         2005(1)              2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 448,213,377    $ 528,010,810    $ 754,988,255

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................       1,495,180        1,089,093        2,850,246
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      10,885,787       79,322,504      109,886,748
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........     (18,312,082)     (92,668,312)     (67,387,548)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      (5,931,115)     (12,256,715)      45,349,446
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .......................................................        (365,423)         (62,951)        (188,984)
      ADVISOR CLASS .............................................................         (20,430)         (14,248)         (27,166)
      INSTITUTIONAL CLASS .......................................................        (304,687)        (156,308)        (468,186)
      INVESTOR CLASS ............................................................        (900,934)        (994,653)      (2,205,122)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .......................................................               0                0                0
      INSTITUTIONAL CLASS .......................................................               0                0                0
      INVESTOR CLASS ............................................................               0                0                0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................      (1,591,474)      (1,228,160)      (2,889,458)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................      12,739,938       93,504,381       16,023,072
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................         365,424           62,952           86,153
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................     (69,930,323)     (12,574,758)     (27,378,853)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................     (56,824,961)      80,992,575      (11,269,628)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................       1,102,265          684,136          884,899
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................          20,270           14,232           27,101
   COST OF SHARES REDEEMED - ADVISOR CLASS ......................................      (3,175,996)      (1,605,615)      (3,971,072)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS ................................................................      (2,053,461)        (907,247)      (3,059,072)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................       6,342,937        8,636,578       10,067,845
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................         304,073          156,307          409,578
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................      (7,215,061)     (14,522,267)     (60,154,178)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................        (568,051)      (5,729,382)     (49,676,755)
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................      20,156,896       34,859,936       56,766,975
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................         879,603          975,742        2,160,572
   COST OF SHARES REDEEMED - INVESTOR CLASS .....................................    (106,331,634)    (176,504,182)    (264,359,525)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................     (85,295,135)    (140,668,504)    (205,431,978)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .    (144,741,608)     (66,312,558)    (269,437,433)
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................    (152,264,197)     (79,797,433)    (226,977,445)
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 295,949,180    $ 448,213,377    $ 528,010,810
                                                                                    =============    =============    =============

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                 LARGE CAP GROWTH FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $ 468,518,778    $ 518,430,674    $ 644,131,444

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................      (1,664,131)      (1,358,232)      (1,690,933)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................      53,267,652       27,542,222       73,815,081
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........     (56,602,938)     (11,647,372)     (28,242,259)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      (4,999,417)      14,536,618       43,881,889
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .......................................................             N/A              N/A              N/A
      ADVISOR CLASS .............................................................             N/A              N/A              N/A
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................               0                0                0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .......................................................             N/A              N/A              N/A
      INSTITUTIONAL CLASS .......................................................             N/A              N/A              N/A
      INVESTOR CLASS ............................................................               0                0                0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................               0                0                0
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C ............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ......................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADVISOR CLASS ................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................             N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................             N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..........................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................      20,382,935       14,768,604       23,281,058
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................               0           43,542                0
   COST OF SHARES REDEEMED - INVESTOR CLASS .....................................     (88,321,629)     (79,260,660)    (192,863,717)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS ...............................................................     (67,938,694)     (64,448,514)    (169,582,659)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .     (67,938,694)     (64,448,514)    (169,582,659)
                                                                                    =============    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (72,938,111)     (49,911,896)    (125,700,770)
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 395,580,667    $ 468,518,778    $ 518,430,674
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                GROWTH AND INCOME FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ........................................................             N/A              N/A              N/A
   SHARES REDEEMED - CLASS C ....................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................         617,126        4,524,616          812,188
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)           17,890            3,106            4,251
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................      (3,457,937)        (615,774)      (1,393,806)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............      (2,822,921)       3,911,948         (577,367)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADVISOR CLASS ..................................................          53,427           33,662           44,541
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...............             993              702            1,314
   SHARES REDEEMED - ADVISOR CLASS ..............................................        (153,097)         (78,518)        (200,817)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...................         (98,677)         (44,154)        (154,962)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................         303,219          418,826          507,260
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)           14,733            7,635           20,235
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................        (344,863)        (706,596)      (3,043,024)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............         (26,911)        (280,135)      (2,515,529)
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................         972,238        1,700,219        2,839,780
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............          42,821           47,849          103,138
   SHARES REDEEMED - INVESTOR CLASS .............................................      (5,126,164)      (8,525,884)     (13,312,831)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..................      (4,111,105)      (6,777,816)     (10,369,913)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      (7,059,614)      (3,190,157)     (13,617,771)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $      53,677    $     147,698    $     257,010
                                                                                    =============    =============    =============

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                 LARGE CAP GROWTH FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                         JULY 31,         JULY 31,     DECEMBER 31,
                                                                                             2006          2005(1)             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ........................................................             N/A              N/A              N/A
   SHARES REDEEMED - CLASS C ....................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - ADVISOR CLASS ..................................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...............             N/A              N/A              N/A
   SHARES REDEEMED - ADVISOR CLASS ..............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...................................             N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1)              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .............             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
   SHARES SOLD - INVESTOR CLASS .................................................         830,623          661,146        1,096,912
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..............               0            1,999                0
   SHARES REDEEMED - INVESTOR CLASS .............................................      (3,644,187)      (3,576,123)      (9,063,690)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..................      (2,813,564)      (2,912,978)      (7,966,778)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................      (2,813,564)      (2,912,978)      (7,966,778)
                                                                                    =============    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................   $           0    $           0    $           0
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               BEGINNING           NET         NET REALIZED    DISTRIBUTIONS
                                                               NET ASSET    INVESTMENT       AND UNREALIZED         FROM NET
                                                               VALUE PER        INCOME       GAIN (LOSS) ON       INVESTMENT
                                                                   SHARE        (LOSS)          INVESTMENTS           INCOME
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $16.70         (0.03)(5)            (0.12)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $15.82         (0.02)(5)             0.91             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $13.40         (0.01)                2.43(7)          0.00
JUNE 30, 2003(8) TO DECEMBER 31, 2003 ....................        $11.96         (0.00)(4)             1.44(9)          0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $16.71         (0.00)(4)(5)         (0.13)            0.00
APRIL 11, 2005(8) TO JULY 31, 2005(6) ....................        $15.21         (0.00)(4)(5)          1.50             0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $16.52         (0.11)(5)            (0.12)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $15.70         (0.06)(5)             0.89             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $13.36         (0.06)                2.40             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $10.66         (0.04)                2.75(7)         (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10) .................        $10.25         (0.00)(4)             0.45            (0.04)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................        $12.17          0.31                (1.93)           (0.27)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ....................        $19.15          0.32                (5.09)           (0.32)

DIVIDEND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $16.53          0.36                 0.96            (0.31)
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $16.17          0.14                 0.99            (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $14.39          0.27                 1.79            (0.28)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $11.71          0.19                 2.71            (0.22)
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 ..................        $15.19          0.25                (3.13)           (0.35)

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $16.74          0.27                 1.00            (0.24)
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $16.38          0.10                 1.00            (0.09)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $14.57          0.22                 1.81            (0.22)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $11.85          0.16                 2.72            (0.16)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................        $15.19          0.15                (3.09)           (0.15)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................        $17.49          0.35                (2.30)           (0.35)

GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $19.57         (0.32)(5)             0.78             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $19.00         (0.14)(5)             0.71             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $17.03         (0.30)(5)             2.27             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $13.21         (0.32)(5)             4.14             0.00
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002 ................        $13.44          0.00(4)(5)          (0.23)            0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.35         (0.10)(5)             0.81             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $19.68         (0.06)(5)             0.73             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $17.38         (0.03)(5)             2.33             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $13.29         (0.08)(5)             4.17             0.00
AUGUST 30, 2002(8) TO DECEMBER 31, 2002 ..................        $13.53         (0.01)(5)            (0.23)            0.00

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $19.84         (0.16)(5)             0.77             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) ......................        $19.22         (0.10)(5)             0.72             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        $17.09         (0.15)(5)             2.28             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................        $13.14         (0.16)(5)             4.11             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................        $17.58         (0.17)(5)            (4.27)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................        $26.96         (0.15)               (9.16)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          ENDING
                                                                             NET
                                                         DISTRIBUTIONS     ASSET       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                              FROM NET     VALUE  -------------------------------------------------
                                                              REALIZED       PER  NET INVESTMENT      GROSS   EXPENSES         NET
                                                                 GAINS     SHARE   INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.48)   $16.07         (0.19)%      1.21%     (0.27)%       0.94%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (0.01)   $16.70         (0.24)%      1.27%     (0.34)%       0.93%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $15.82         (0.08)%      1.32%     (0.38)%       0.94%
JUNE 30, 2003(8) TO DECEMBER 31, 2003.....................        0.00    $13.40         (0.03)%      2.13%     (1.19)%       0.94%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.48)   $16.10         (0.03)%      0.94%     (0.14)%       0.80%
APRIL 11, 2005(8) TO JULY 31, 2005(6).....................        0.00    $16.71         (0.10)%      0.98%     (0.18)%       0.80%

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.48)   $15.81         (0.64)%      1.55%     (0.13)%       1.42%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (0.01)   $16.52         (0.71)%      1.67%     (0.23)%       1.44%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $15.70         (0.55)%      1.77%     (0.33)%       1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $13.36         (0.45)%      1.75%     (0.29)%       1.46%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10)..................        0.00    $10.66          0.25%       1.92%     (0.62)%       1.30%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002.....................       (0.03)   $10.25          2.27%       1.67%     (0.17)%       1.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001.....................       (1.89)   $12.17          2.20%       1.64%     (0.14)%       1.50%

DIVIDEND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.78)   $16.76          2.01%       1.23%     (0.27)%       0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (0.65)   $16.53          1.47%       1.24%     (0.28)%       0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $16.17          1.75%       1.36%     (0.41)%       0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $14.39          1.62%       1.40%     (0.40)%       1.00%
JANUARY 1, 2002(8) TO DECEMBER 31, 2002...................       (0.25)   $11.71          1.64%       2.10%     (1.10)%       1.00%

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.78)   $16.99          1.57%       1.50%     (0.13)%       1.37%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (0.65)   $16.74          1.06%       1.52%     (0.13)%       1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $16.38          1.40%       1.40%     (0.04)%       1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $14.57          1.24%       1.40%      0.00%        1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................       (0.25)   $11.85          1.05%       1.40%      0.00%        1.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        0.00    $15.19          2.13%       1.10%      0.00%        1.10%

GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        0.00    $20.03         (1.52)%      2.08%     (0.03)%       2.05%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        0.00    $19.57         (1.36)%      1.94%     (0.15)%       1.79%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $19.00         (1.74)%      3.35%     (0.93)%       2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $17.03         (2.02)%      4.31%     (1.84)%       2.47%
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002.................        0.00    $13.21          0.00%       2.34%     (0.01)%       2.33%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        0.00    $21.06         (0.44)%      1.16%     (0.20)%       0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        0.00    $20.35         (0.51)%      1.20%     (0.24)%       0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $19.68         (0.19)%      1.31%     (0.36)%       0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $17.38         (0.52)%      1.24%     (0.27)%       0.97%
AUGUST 30, 2002(8) TO DECEMBER 31, 2002...................        0.00    $13.29         (0.69)%      1.26%     (0.27)%       0.99%

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        0.00    $20.45         (0.77)%      1.33%     (0.03)%       1.30%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        0.00    $19.84         (0.93)%      1.43%     (0.04)%       1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        0.00    $19.22         (0.86)%      1.59%     (0.05)%       1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        0.00    $17.09         (1.10)%      1.57%     (0.02)%       1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        0.00    $13.14         (1.16)%      1.56%      0.00%        1.56%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................       (0.07)   $17.58         (1.03)%      1.65%      0.00%        1.65%

                                                                          PORTFOLIO      NET ASSETS AT
                                                                 TOTAL     TURNOVER      END OF PERIOD
                                                             RETURN(2)      RATE(3)     (000'S OMITTED)
-------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................      (1.10)%         89%          $ 380,588
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       5.64%          57%          $  75,840
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      18.06%         239%          $   4,895
JUNE 30, 2003(8) TO DECEMBER 31, 2003.....................      12.04%         229%          $   1,026

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................      (0.98)%         89%          $ 109,801
APRIL 11, 2005(8) TO JULY 31, 2005(6).....................       9.86%          57%          $  44,171

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................      (1.61)%         89%          $ 236,878
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       5.30%          57%          $ 182,934
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      17.51%         239%          $  99,455
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      25.41%         229%          $  70,748
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10)..................       4.38%          72%          $  21,375
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002.....................     (13.69)%        311%          $  18,221
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001.....................     (26.22)%        285%          $  33,163

DIVIDEND INCOME FUND
-------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       8.37%           8%          $  10,255
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       7.15%          26%          $   4,957
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      14.49%          49%          $   4,351
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      24.99%          92%          $   5,054
JANUARY 1, 2002(8) TO DECEMBER 31, 2002...................     (19.42)%        114%          $     559

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       7.93%           8%          $ 191,792
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       6.85%          26%          $ 223,800
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      14.04%          49%          $ 122,747
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      24.50%          92%          $ 140,758
JANUARY 1, 2002 TO DECEMBER 31, 2002......................     (19.77)%        114%          $ 151,165
JANUARY 1, 2001 TO DECEMBER 31, 2001......................     (11.20)%         77%          $ 234,428

GROWTH FUND
-------------------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       2.35%         123%          $     170
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       3.00%          76%          $     146
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      11.57%          92%          $     314
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      28.92%         139%          $     512
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002.................      (1.71)%        249%          $      98

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       3.49%         123%          $ 110,565
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       3.40%          76%          $  65,886
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      13.23%          92%          $  66,658
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      30.78%         139%          $  55,851
AUGUST 30, 2002(8) TO DECEMBER 31, 2002...................      (1.77)%        249%          $  13,106

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       3.07%         123%          $  16,468
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       3.23%          76%          $   9,762
JANUARY 1, 2004 TO DECEMBER 31, 2004......................      12.46%          92%          $   6,357
JANUARY 1, 2003 TO DECEMBER 31, 2003......................      30.06%         139%          $   9,294
JANUARY 1, 2002 TO DECEMBER 31, 2002......................     (25.26)%        249%          $   9,764
JANUARY 1, 2001 TO DECEMBER 31, 2001......................     (34.54)%        400%          $  14,292

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                           FINANCIAL HIGHLIGHTS.
--------------------------------------------------------------------------------

                                                                                               NET REALIZED
                                                               BEGINNING           NET                  AND    DISTRIBUTIONS
                                                               NET ASSET    INVESTMENT           UNREALIZED         FROM NET
                                                               VALUE PER        INCOME       GAIN (LOSS) ON       INVESTMENT
                                                                   SHARE        (LOSS)          INVESTMENTS           INCOME
----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.68         (0.07)(5)             0.81             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $19.99         (0.05)(5)             0.74             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $17.65         (0.03)(5)             2.37             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $13.48         (0.07)(5)             4.24             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $17.91         (0.08)(5)            (4.35)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $27.17         (0.02)               (9.17)            0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $19.96         (0.20)(5)             0.79             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $19.35         (0.11)(5)             0.72             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $17.19         (0.13)(5)             2.29             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $13.21         (0.16)(5)             4.14             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $17.68         (0.18)(5)            (4.29)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $27.05         (0.15)               (9.15)            0.00

GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.67          0.14(5)             (0.39)           (0.15)
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $21.17          0.09(5)             (0.51)           (0.08)
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $19.52          0.19                 1.63            (0.17)
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $15.75          0.11(5)              3.79            (0.13)
JANUARY 1, 2002(8) TO DECEMBER 31, 2002...................        $20.28          0.11                (4.46)           (0.18)

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.70          0.10(5)             (0.38)           (0.11)
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $21.21          0.05(5)             (0.51)           (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $19.57          0.08                 1.65            (0.09)
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $15.77          0.05(5)              3.80            (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $20.20          0.04                (4.41)           (0.06)
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $25.32         (0.04)               (5.08)            0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.91          0.20(5)             (0.39)           (0.21)
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $21.41          0.12(5)             (0.50)           (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $19.72          0.26                 1.62            (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $15.92          0.16(5)              3.83            (0.19)
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $20.49          0.15                (4.49)           (0.23)
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $25.46          0.08                (5.05)            0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $20.82          0.06(5)             (0.39)           (0.07)
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $21.33          0.04(5)             (0.50)           (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $19.68          0.09                 1.66            (0.10)
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $15.85          0.04(5)              3.83            (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $20.28          0.02                (4.45)           (0.00)(4)
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $25.37         (0.02)               (5.07)            0.00

LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        $23.57         (0.10)               (0.29)            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        $22.75         (0.07)                0.89             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        $20.94         (0.07)                1.88             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003......................        $16.51         (0.10)                4.53             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002......................        $23.55         (0.08)               (6.96)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        $34.77         (0.02)              (11.20)           (0.00)(4)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          ENDING
                                                                             NET
                                                          DISTRIBUTIONS    ASSET      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                               FROM NET    VALUE  -------------------------------------------------
                                                               REALIZED      PER  NET INVESTMENT      GROSS   EXPENSES          NET
                                                                  GAINS    SHARE   INCOME (LOSS)   EXPENSES     WAIVED     EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $21.42         (0.33)%      0.88%     (0.03)%       0.85%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $20.68         (0.47)%      0.96%     (0.04)%       0.92%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $19.99         (0.17)%      0.93%     (0.04)%       0.89%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $17.65         (0.45)%      0.92%     (0.02)%       0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $13.48         (0.51)%      0.92%      0.00%        0.92%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        (0.07)  $17.91         (0.32)%      0.91%     (0.01)%       0.90%
INVESTOR CLASS

AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $20.55         (0.95)%      1.50%     (0.03)%       1.47%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $19.96         (1.03)%      1.52%     (0.04)%       1.48%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $19.35         (0.77)%      1.52%     (0.04)%       1.48%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $17.19         (1.08)%      1.54%     (0.01)%       1.53%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $13.21         (1.18)%      1.59%     (0.01)%       1.58%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................        (0.07)  $17.68         (0.71)%      1.37%      0.00%        1.37%

GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $20.27          0.66%       1.22%     (0.26)%       0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $20.67          0.75%       1.15%     (0.19)%       0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $21.17          0.77%       1.09%     (0.15)%       0.94%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $19.52          0.65%       1.06%     (0.08)%       0.98%
JANUARY 1, 2002(8) TO DECEMBER 31, 2002...................         0.00   $15.75          0.68%       1.07%     (0.09)%       0.98%

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $20.31          0.47%       1.35%     (0.21)%       1.14%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $20.70          0.42%       1.39%     (0.14)%       1.25%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $21.21          0.36%       1.44%     (0.06)%       1.38%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $19.57          0.29%       1.35%     (0.01)%       1.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $15.77          0.24%       1.27%     (0.01)%       1.26%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................         0.00   $20.20         (0.28)%      1.53%      0.00%        1.53%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $20.51          0.96%       0.95%     (0.29)%       0.66%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $20.91          1.04%       0.77%     (0.17)%       0.60%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $21.41          0.93%       0.76%     (0.05)%       0.71%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $19.72          0.95%       0.69%     (0.01)%       0.68%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $15.92          0.87%       0.66%     (0.01)%       0.65%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................         0.00   $20.49          0.58%       0.65%     (0.01)%       0.64%

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $20.42          0.30%       1.52%     (0.21)%       1.31%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $20.82          0.33%       1.47%     (0.14)%       1.33%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $21.33          0.40%       1.40%     (0.05)%       1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $19.68          0.25%       1.40%     (0.02)%       1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $15.85          0.08%       1.43%     (0.01)%       1.42%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................         0.00   $20.28         (0.09)%      1.30%      0.00%        1.30%

LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................         0.00   $23.18         (0.37)%      1.51%     (0.32)%       1.19%
JANUARY 1, 2005 TO JULY 31, 2005(6).......................         0.00   $23.57         (0.50)%      1.40%     (0.18)%       1.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004......................         0.00   $22.75         (0.30)%      1.24%     (0.04)%       1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003......................         0.00   $20.94         (0.48)%      1.27%     (0.02)%       1.25%
JANUARY 1, 2002 TO DECEMBER 31, 2002......................         0.00   $16.51         (0.37)%      1.24%     (0.01)%       1.23%
JANUARY 1, 2001 TO DECEMBER 31, 2001......................         0.00   $23.55         (0.09)%      1.11%      0.00%        1.11%

                                                                          PORTFOLIO      NET ASSETS AT
                                                                 TOTAL     TURNOVER      END OF PERIOD
                                                             RETURN(2)      RATE(3)    (000'S OMITTED)
------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        3.58%        123%         $  179,549
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        3.45%         76%         $  315,764
JANUARY 1, 2004 TO DECEMBER 31, 2004......................       13.26%         92%         $  294,892
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       30.93%        139%         $  311,312
JANUARY 1, 2002 TO DECEMBER 31, 2002......................      (24.73)%       249%         $  195,054
JANUARY 1, 2001 TO DECEMBER 31, 2001......................      (33.84)%       400%         $   72,846

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................        2.96%        123%         $  974,189
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        3.15%         76%         $1,182,352
JANUARY 1, 2004 TO DECEMBER 31, 2004......................       12.57%         92%         $1,146,002
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       30.13%        139%         $1,365,946
JANUARY 1, 2002 TO DECEMBER 31, 2002......................      (25.28)%       249%         $1,256,292
JANUARY 1, 2001 TO DECEMBER 31, 2001......................      (34.39)%       400%         $2,021,795

GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (1.22)%        16%         $   41,066
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (1.96)%        74%         $  100,221
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        9.35%        136%         $   19,836
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       24.90%        199%         $   29,557
JANUARY 1, 2002(8) TO DECEMBER 31, 2002...................      (21.47)%       188%         $   19,280

ADVISOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (1.36)%        16%         $    2,908
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (2.14)%        74%         $    5,007
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        8.85%        136%         $    6,068
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       24.42%        199%         $    8,631
JANUARY 1, 2002 TO DECEMBER 31, 2002......................      (21.67)%       188%         $   10,347
JANUARY 1, 2001 TO DECEMBER 31, 2001......................      (20.22)%       172%         $   13,823

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (0.90)%        16%         $   29,025
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (1.76)%        74%         $   30,157
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        9.59%        136%         $   36,879
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       25.26%        199%         $   83,589
JANUARY 1, 2002 TO DECEMBER 31, 2002......................       21.22%        188%         $   67,014
JANUARY 1, 2001 TO DECEMBER 31, 2001......................       19.52%        172%         $   46,577

INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (1.58)%        16%         $  222,951
JANUARY 1, 2005 TO JULY 31, 2005(6).......................       (2.16)%        74%         $  312,828
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        8.88%        136%         $  465,228
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       24.44%        199%         $  633,211
JANUARY 1, 2002 TO DECEMBER 31, 2002......................      (21.83)%       188%         $  582,081
JANUARY 1, 2001 TO DECEMBER 31, 2001......................      (20.06)%       172%         $  886,066

LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JULY 31, 2006 ..........................       (1.65)%        98%         $  395,581
JANUARY 1, 2005 TO JULY 31, 2005(6).......................        3.60%         50%         $  468,519
JANUARY 1, 2004 TO DECEMBER 31, 2004......................        8.64%         89%         $  518,431
JANUARY 1, 2003 TO DECEMBER 31, 2003......................       26.83%        253%         $  644,131
JANUARY 1, 2002 TO DECEMBER 31, 2002......................      (29.89)%       443%         $  588,894
JANUARY 1, 2001 TO DECEMBER 31, 2001......................      (32.27)%       469%         $  976,336

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   Amount calculated is less than $0.005.

(5)   Calculated based upon average shares outstanding.

(6)   In 2005, the Fund changed its fiscal year end from December 31 to July 31.

(7)   Includes redemption fee of $0.01.

(8)   Commencement of operations.

(9)   Includes redemption fee of $0.02.

(10) In 2002, the Fund changed its fiscal year-end from September 30 to December 31.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at July 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund, and Large Cap Growth Fund. Each Fund in this report is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                       Before Reorganization             After Reorganization
                                               --------------------------------------    ---------------------
                                                           Target Funds                     Acquiring Fund
--------------------------------------------------------------------------------------------------------------
                                                  STRONG             STRONG LARGE        WELLS FARGO ADVANTAGE
Fund                                           ENDEAVOR FUND     COMPANY GROWTH FUND*     CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Shares:
--------------------------------------------------------------------------------------------------------------
    CLASS K(1)                                             0               727,721                       0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0                 727,721
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0                     0                     New
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                 1,733,529             8,690,855               9,863,351
--------------------------------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------------------------------
    CLASS K(1)                                 $           0        $   11,069,451          $            0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0              11,069,451
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0                     0                     New
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                17,672,409           130,992,523             148,664,932
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)         $   1,928,352        $    9,526,106          $   11,454,458
--------------------------------------------------------------------------------------------------------------
Accumulated net realized losses                $  (1,374,426)       $   (1,215,735)         $   (2,590,161)
--------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Class K of Strong Large Company Growth Fund merged into Administrator Class of Wells Fargo Advantage Capital Growth Fund.

                                                                 Before Reorganization                         After Reorganization
                                               -----------------------------------------------------------    ----------------------
                                                                      Target Funds                                Acquiring Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   WELLS FARGO
                                              STRONG DOW 30             STRONG            STRONG DIVIDEND       ADVANTAGE DIVIDEND
Fund                                            VALUE FUND           ENERGY FUND           INCOME FUND*            INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares:
------------------------------------------------------------------------------------------------------------------------------------
    CLASS K(2)                                             0                     0                 286,445                     0
------------------------------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0                       0               286,445
------------------------------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                 4,704,772             1,532,397               8,235,704            13,539,523
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    CLASS K(2)                                 $           0        $            0          $    4,588,568         $           0
------------------------------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0                       0             4,588,568
------------------------------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                59,913,489            26,154,607             133,645,472           219,713,568
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)         $   9,468,337        $    6,143,950          $   25,479,707         $  41,091,994
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized losses                $ (12,707,218)       $     (939,498)         $   (1,189,161)        $ (14,835,877)
------------------------------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(2) Effective at the close of business on April 8, 2005, Class K of Strong Dividend Income Fund merged into Administrator Class of Wells Fargo Advantage Dividend Income Fund.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                       Before Reorganization             After Reorganization
                                              ---------------------------------------    ---------------------
                                                           Target Funds                     Acquiring Fund
--------------------------------------------------------------------------------------------------------------
                                                  STRONG                STRONG                WELLS FARGO
Fund                                          GROWTH 20 FUND         GROWTH FUND*        ADVANTAGE GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Shares:
--------------------------------------------------------------------------------------------------------------
    CLASS C                                                0                 8,913                   8,913
--------------------------------------------------------------------------------------------------------------
    CLASS K(3)                                             0             3,148,440                       0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0               3,148,440
--------------------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                    276,560               304,662                 521,601
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0            15,437,417              15,437,417
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                 9,119,381            55,831,771              62,900,684
--------------------------------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------------------------------
    CLASS C                                    $           0        $      161,112          $      161,112
--------------------------------------------------------------------------------------------------------------
    CLASS K(3)                                             0            58,984,412                       0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0              58,984,412
--------------------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                  3,965,045             5,568,405               9,533,450
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0           293,773,318             293,773,318
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                               130,085,630         1,027,443,947           1,157,529,577
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)         $  26,139,087        $  203,437,808          $  229,576,895
--------------------------------------------------------------------------------------------------------------
Accumulated net realized losses                $(345,354,611)       $ (589,297,736)         $ (934,652,347)
--------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(3) Effective at the close of business on April 8, 2005, Class K of Strong Growth Fund merged into Administrator Class of Wells Fargo Advantage Growth Fund.

                                                       Before Reorganization             After Reorganization
                                              ---------------------------------------    ---------------------
                                                           Target Funds                     Acquiring Fund
--------------------------------------------------------------------------------------------------------------
                                              STRONG LARGE       STRONG GROWTH AND      WELLS FARGO ADVANTAGE
Fund                                          CAP CORE FUND        INCOME FUND*         GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
Shares:
--------------------------------------------------------------------------------------------------------------
    CLASS K(4)                                             0               885,134                       0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0                 885,134
--------------------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                          0               261,334                 261,334
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0             1,176,605               1,176,605
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                   407,243            20,545,788              20,757,917
--------------------------------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------------------------------
    CLASS K(4)                                 $           0        $   17,963,974          $            0
--------------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                    0                     0              17,963,974
--------------------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                          0             5,313,912               5,313,912
--------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                    0            24,153,285              24,153,285
--------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                 4,337,752           420,133,930             424,471,682
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)         $     180,136        $   18,045,997          $   18,226,133
--------------------------------------------------------------------------------------------------------------
Accumulated net realized losses                $    (441,738)       $  (74,137,179)         $  (74,578,917)
--------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

(4) Effective at the close of business on April 8, 2005, Class K of Strong Growth and Income Fund merged into Administrator Class of Wells Fargo Advantage Growth and Income Fund.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code. A summary of shares outstanding and net assets immediately before and after the reorganization is not required to be presented for the following acquisition due to shell merger.

                       Acquiring Fund                                               Target Fund
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND - INVESTOR CLASS        STRONG LARGE CAP GROWTH FUND INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Dividend Income Fund and the Growth and Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At July 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                               Undistributed Net Investment     Undistributed Net
Fund                                  Income (Loss)            Realized Gain (Loss)    Paid-in Capital
------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND                    $  2,032,151              $ (2,032,151)          $          0
------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND                          1,188                    (1,188)                     0
------------------------------------------------------------------------------------------------------
GROWTH FUND                              11,908,344               (21,095,570)             9,187,226
------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                        2,273                    (2,273)                     0
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                     1,664,131                    (2,401)            (1,661,730)
------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company under subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at July 31, 2006.

      At July 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                          Year            Capital Loss
Fund                                     Expires          Carryforwards
------------------------------------------------------------------------
CAPITAL GROWTH FUND                       2009            $     311,344
------------------------------------------------------------------------
DIVIDEND INCOME FUND                      2009                6,046,864
                                          2010                  604,271
------------------------------------------------------------------------
GROWTH FUND                               2008               40,345,357
                                          2009              306,086,300
------------------------------------------------------------------------
GROWTH AND INCOME FUND                    2009               54,626,817
                                          2010                  441,738
------------------------------------------------------------------------
LARGE CAP GROWTH FUND                     2008              192,611,987
                                          2010              203,828,512
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at July 31, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                     Advisory Fees                                             Subadvisory Fees*
                               Average Daily         (% of Average                          Average Daily        (% of Average
Fund                             Net Assets        Daily Net Assets)      Subadviser          Net Assets       Daily Net Assets)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND          First $500 million          0.750          Wells Capital     First $100 million         0.350
                              Next $500 million          0.700            Management       Next $100 million         0.300
                                Next $2 billion          0.650           Incorporated      Next $300 million         0.200
                                Next $2 billion          0.625                             Over $500 million         0.150
                                Over $5 billion          0.600
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND         First $500 million          0.750          Wells Capital     First $100 million         0.350
                              Next $500 million          0.700            Management       Next $100 million         0.300
                                Next $2 billion          0.650           Incorporated      Next $300 million         0.200
                                Next $2 billion          0.625                             Over $500 million         0.150
                                Over $5 billion          0.600
--------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND                  First $500 million          0.750          Wells Capital     First $100 million         0.350
                              Next $500 million          0.700            Management       Next $100 million         0.300
                                Next $2 billion          0.650           Incorporated      Next $300 million         0.200
                                Next $2 billion          0.625                             Over $500 million         0.150
                                Over $5 billion          0.600
--------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND       First $500 million          0.750           Matrix Asset      First $50 million         0.200
                              Next $500 million          0.700          Advisors, Inc.      Over $50 million         0.160
                                Next $2 billion          0.650
                                Next $2 billion          0.625
                                Over $5 billion          0.600
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND        First $500 million          0.750          Wells Capital     First $100 million         0.350
                              Next $500 million          0.700            Management       Next $100 million         0.300
                                Next $2 billion          0.650           Incorporated      Next $300 million         0.200
                                Next $2 billion          0.625                             Over $500 million         0.150
                                Over $5 billion          0.600
--------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, Wells Capital Management was entitled to be paid a monthly fee at the following rates:

                                                            Subadvisory Fees
                                                              Average Daily           (% of Average
Fund                                 Subadviser                Net Assets           Daily Net Assets)
-----------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND                Wells Capital           First $200 million             0.350
                                    Management              Next $200 million             0.300
                                   Incorporated             Over $400 million             0.250
-----------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND               Wells Capital           First $200 million             0.350
                                    Management              Next $200 million             0.300
                                   Incorporated             Over $400 million             0.250
-----------------------------------------------------------------------------------------------------
GROWTH FUND                        Wells Capital           First $200 million             0.350
                                    Management              Next $200 million             0.300
                                   Incorporated             Over $400 million             0.250
-----------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Wells Capital           First $200 million             0.350
                                    Management              Next $200 million             0.300
                                   Incorporated             Over $400 million             0.250

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                   Administration Fees
                              Average Daily           (% of Average
                                Net Assets          Daily Net Assets)
----------------------------------------------------------------------
Fund level                   First $5 billion             0.05
                              Next $5 billion             0.04
                             Over $10 billion             0.03
----------------------------------------------------------------------
CLASS C                      All asset levels             0.28
----------------------------------------------------------------------
ADMINISTRATOR CLASS          All asset levels             0.10
----------------------------------------------------------------------
ADVISOR CLASS(1)             All asset levels             0.28
----------------------------------------------------------------------
INSTITUTIONAL CLASS          All asset levels             0.08
----------------------------------------------------------------------
INVESTOR CLASS(1)(2)(3)      All asset levels             0.45


(1) The class-level administration fee is 0.23 and 0.40 for the Advisor Class and Investor Class shares, respectively, of the Growth and Income Fund.

(2) The class-level administration fee is 0.37 for the Investor Class shares of the Dividend Income Fund.

(3) The class-level administration fee is 0.40 for the Investor Class shares of the Large Cap Growth Fund.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
ALL LARGE CAP STOCK FUNDS                                             0.02
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS        0.25
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      For the period August 1, 2005 through July 31, 2006, shareholder servicing fees paid were as follows:

Fund                      Class C   Administrator Class   Advisor Class   Investor Class
----------------------------------------------------------------------------------------
CAPITAL GROWTH FUND         N/A         $ 611,167                N/A        $  597,716
----------------------------------------------------------------------------------------
DIVIDEND INCOME FUND        N/A            20,387                N/A           515,849
----------------------------------------------------------------------------------------
GROWTH FUND               $ 450           193,781           $ 29,948         2,853,583
----------------------------------------------------------------------------------------
GROWTH AND INCOME FUND      N/A           143,850              9,607           667,896
----------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND       N/A               N/A                N/A         1,112,413
----------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended July 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended July 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios during the period were as follows:

                                               Net Operating Expense Ratios
Fund                          Class C    Administrator   Advisor    Institutional   Investor
--------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND             N/A          0.94%         N/A         0.80%          1.42%
--------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND            N/A          0.96%         N/A          N/A           1.37%
--------------------------------------------------------------------------------------------
GROWTH FUND                    2.05%         0.96%        1.30%        0.85%          1.47%
--------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND          N/A          0.96%        1.14%        0.66%          1.31%
--------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND           N/A           N/A          N/A          N/A           1.19%
--------------------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six months ended July 31, 2006, were as follows:

Fund                               Purchases at Cost             Sales Proceeds
-------------------------------------------------------------------------------
CAPITAL GROWTH FUND                   $  932,355,703             $  488,334,837
-------------------------------------------------------------------------------
DIVIDEND INCOME FUND                      17,344,403                 55,342,183
-------------------------------------------------------------------------------
GROWTH FUND                            1,755,151,652              2,173,916,564
-------------------------------------------------------------------------------
GROWTH AND INCOME FUND                    56,695,684                199,911,876
-------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                    424,279,031                495,515,035
-------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the year ended July 31, 2006, there were no borrowings by the Large Cap Stock Funds under the agreement.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended July 31, 2006, period ended July 31, 2005 and year ended December 31, 2004 was as follows:

                              Ordinary Income     Long-Term Capital     Dividends Paid on         Total
Fund                               2006               Gain 2006          Redemption 2006           2006
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND            $ 5,232,131          $  8,604,546               $  0            $ 13,836,677
-----------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND             3,118,536            10,054,509                  0              13,173,045
-----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND           1,591,474                     0                  0               1,591,474
-----------------------------------------------------------------------------------------------------------

                              Ordinary Income     Long-Term Capital     Dividends Paid on         Total
Fund                               2005               Gain 2005          Redemption 2005           2005
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND            $         0          $    100,715               $  0            $    100,715
-----------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND             1,238,746             5,064,546                  0               6,303,292
-----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND           1,228,160                     0                  0               1,228,160
-----------------------------------------------------------------------------------------------------------

                              Ordinary Income     Long-Term Capital     Dividends Paid on         Total
Fund                               2004               Gain 2004          Redemption 2004           2004
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND            $         0          $     0                    $ 96            $         96
-----------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND             1,800,811                0                       0               1,800,811
-----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND           2,889,458                0                       0               2,889,458
-----------------------------------------------------------------------------------------------------------

      As of July 31, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                                                  Unrealized
                              Undistributed    Undistributed     Appreciation     Capital Loss
Fund                         Ordinary Income   Long-Term Gain   (Depreciation)    Carryforward*         Total
------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND             $       0      $   3,998,604    $ (15,705,419)   $     (311,344)   $  (12,018,159)
------------------------------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND              449,788         12,219,820       30,221,359        (6,651,135)       36,239,832
------------------------------------------------------------------------------------------------------------------
GROWTH FUND                             0                  0      129,969,557      (346,431,657)     (216,462,100)
------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND             53,677                  0         (967,164)      (55,068,555)      (55,982,042)
------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                   0                  0       37,691,748      (396,440,499)     (358,748,751)
------------------------------------------------------------------------------------------------------------------

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlement, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of July 31, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund, and Large Cap Growth Fund (collectively, the "Funds"), five of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the years or periods ended July 31, 2006 and 2005 and year ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years or periods ended December 31, 2003 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial highlights in their reports dated February 3, 2004.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of July 31, 2006, and the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


                                                      /S/ KPMG LLP

Philadelphia, Pennsylvania
September 20, 2006

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended July 31, 2006:

                                                          Capital Gain
      Fund                                                  Dividend
      ----------------------------------------------------------------
      CAPITAL GROWTH FUND                                 $  8,604,546
      ----------------------------------------------------------------
      DIVIDEND INCOME FUND                                  10,054,509

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designates a percentage of its ordinary income dividends distributed during the year ended July 31, 2006 as qualifying for the corporate dividends-received deduction:

                                                        Dividend-Received
                                                            Deduction
                                                         (% of ordinary
      Fund                                              income dividends)
      -------------------------------------------------------------------
      CAPITAL GROWTH FUND                                        52.16
      -------------------------------------------------------------------
      DIVIDEND INCOME FUND                                      100.00
      -------------------------------------------------------------------
      GROWTH AND INCOME FUND                                    100.00
      -------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended July 31, 2006 as qualified dividend income (QDI):

      Fund                                                    QDI
      ----------------------------------------------------------------
      CAPITAL GROWTH FUND                                 $  2,781,715
      ----------------------------------------------------------------
      DIVIDEND INCOME FUND                                   3,118,536
      ----------------------------------------------------------------
      GROWTH AND INCOME FUND                                 1,591,474
      ----------------------------------------------------------------

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                          Short-term
                                                         Capital Gains
      Fund                                                 Dividends
      ----------------------------------------------------------------
      CAPITAL GROWTH FUND                                 $  5,232,131
      ----------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus(es) and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
                        POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE            LENGTH OF SERVICE **      PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
Thomas S. Goho          Trustee, since 1987       Chair of Finance, Wake Forest        None
63                                                University, since 2006. Benson-
                                                  Pruitt Professorship, Wake
                                                  Forest University, Calloway
                                                  School of Business and
                                                  Accountancy, since 1999.
----------------------------------------------------------------------------------------------------------
Peter G. Gordon         Trustee, since 1998       Chairman, CEO, and Co-               None
63                      (Chairman, since 2005)    Founder of Crystal Geyser
                                                  Water Company and President
                                                  of Crystal Geyser Roxane Water
                                                  Company.
----------------------------------------------------------------------------------------------------------
Richard M. Leach        Trustee, since 1987       Retired. Prior thereto, President    None
73                                                of Richard M. Leach Associates
                                                  (a financial consulting firm).
----------------------------------------------------------------------------------------------------------
Olivia S. Mitchell      Trustee, since 2006       Professor of Insurance and Risk      None
53                                                Management, Wharton School,
                                                  University of Pennsylvania.
                                                  Director of the Boettner Center
                                                  on Pensions and Retirement.
                                                  Research Associate and Board
                                                  Member, Penn Aging Research
                                                  Center. Research Associate,
                                                  National Bureau of Economic
                                                  Research.
----------------------------------------------------------------------------------------------------------
Timothy J. Penny        Trustee, since 1996       Senior Counselor to the public       None
54                                                relations firm of Himle-Horner,
                                                  and Senior Fellow at the
                                                  Humphrey Institute,
                                                  Minneapolis, Minnesota (a
                                                  public policy organization).

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
                        POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE            LENGTH OF SERVICE **      PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
Donald C. Willeke       Trustee, since 1996       Principal of the law firm of         None
66                                                Willeke & Daniels.
----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***
----------------------------------------------------------------------------------------------------------
                        POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE            LENGTH OF SERVICE **      PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
J. Tucker Morse         Trustee, since 1987       Private Investor/Real Estate         None
61                                                Developer. Prior thereto,
                                                  Chairman of White Point
                                                  Capital, LLC until 2005.
----------------------------------------------------------------------------------------------------------

OFFICERS
----------------------------------------------------------------------------------------------------------
                        POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE            LENGTH OF SERVICE         PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
Karla M. Rabusch        President, since 2003     Executive Vice President of          None
47                                                Wells Fargo Bank, N.A. and
                                                  President of Wells Fargo Funds
                                                  Management, LLC. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  from 2001 to 2003.
----------------------------------------------------------------------------------------------------------
C. David Messman        Secretary, since 2000     Vice President and Managing          None
46                                                Senior Counsel of Wells Fargo
                                                  Bank, N.A. and Senior Vice
                                                  President and Secretary of Wells
                                                  Fargo Funds Management, LLC.
                                                  Vice President and Senior
                                                  Counsel of Wells Fargo Bank,
                                                  N.A. from 1996 to 2003.
----------------------------------------------------------------------------------------------------------
A. Erdem Cimen          Treasurer, since 2006     Vice President of Wells Fargo        None
32                                                Bank, N.A. and Vice President
                                                  of Financial Operations for
                                                  Wells Fargo Funds Management,
                                                  LLC. Vice President and Group
                                                  Finance Officer of Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2004 to 2006. Vice President
                                                  of Portfolio Risk Management for
                                                  Wells Fargo Bank, N.A. Auto
                                                  Finance Group in 2004. Vice
                                                  President of Portfolio Research
                                                  and Analysis for Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2001 to 2004. Director of
                                                  Small Business Services Risk
                                                  Management for American Express
                                                  Travel Related Services from
                                                  2000 to 2001.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

OFFICERS
----------------------------------------------------------------------------------------------------------
                        POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE            LENGTH OF SERVICE         PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
Dorothy A. Peters       Chief Compliance          Head of Mutual Fund                  None
44                      Officer, since 2004       Compliance for Wells Fargo
                                                  Bank and Wells Fargo
                                                  Funds Management, LLC from 1995
                                                  to 2002; Chief Compliance Officer
                                                  of Wells Fargo Funds Management,
                                                  LLC since 2004.
----------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of July 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

CAPITAL GROWTH FUND, DIVIDEND INCOME FUND, GROWTH FUND, GROWTH AND INCOME FUND AND LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund and Large Cap Growth Fund (the "Funds");
(ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Capital Growth Fund, Dividend Income Fund, Growth Fund and Large Cap Growth Fund; and (iii) an investment subadvisory agreement with Matrix Asset Advisors, Inc. ("Matrix") for the Growth and Income Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreements with Wells Capital Management and Matrix (the "Subadvisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and the Subadvisers' compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance results of each Fund were better than, or not appreciably below, the median performance of its Peer Group for all time periods, except for the Growth and Income Fund. The Board then noted that the performance of the Growth and Income Fund was lower than the median performance of its Peer Group for most time periods and required further review. Upon further review, the

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

Board noted that the Growth and Income Fund's underperformance was primarily due to Matrix's dramatic underweighting of energy and utility stocks in the Fund's portfolio, but noted that Matrix had only recently been appointed as subadviser to the Fund and that its longer-term track record remained strong. Accordingly, the Board asked for a continued report of the performance of the Growth and Income Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds' net operating expense ratios were lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Capital Growth Fund, Dividend Income Fund, Growth Fund and Large Cap Growth Fund was not a material factor in determining whether to renew the agreement. The Board did not consider profitability information with respect to Matrix, which is not affiliated with Funds Management. The Board considered that the subadvisory fees paid to Matrix had been negotiated by Funds Management on an arm's length basis and that Matrix's separate profitability from its relationship with the Growth and Income Fund was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG         -- Association of Bay Area Governments
ADR          -- American Depositary Receipts
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
ARM          -- Adjustable Rate Mortgages
BART         -- Bay Area Rapid Transit
CDA          -- Community Development Authority
CDSC         -- Contingent Deferred Sales Charge
CGIC         -- Capital Guaranty Insurance Company
CGY          -- Capital Guaranty Corporation
CMT          -- Constant Maturity Treasury
COFI         -- Cost of Funds Index
Connie Lee   -- Connie Lee Insurance Company
COP          -- Certificate of Participation
CP           -- Commercial Paper
CTF          -- Common Trust Fund
DW&P         -- Department of Water & Power
DWR          -- Department of Water Resources
EDFA         -- Education Finance Authority
FFCB         -- Federal Farm Credit Bank
FGIC         -- Financial Guaranty Insurance Corporation
FHA          -- Federal Housing Authority
FHLB         -- Federal Home Loan Bank
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRN          -- Floating Rate Notes
FSA          -- Financial Security Assurance Incorporated
GDR          -- Global Depositary Receipt
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HFA          -- Housing Finance Authority
HFFA         -- Health Facilities Financing Authority
IDA          -- Industrial Development Authority
IDR          -- Industrial Development Revenue
LIBOR        -- London Interbank Offered Rate
LLC          -- Limited Liability Corporation
LOC          -- Letter of Credit
LP           -- Limited Partnership
MBIA         -- Municipal Bond Insurance Association
MFHR         -- Multi-Family Housing Revenue
MUD          -- Municipal Utility District
MTN          -- Medium Term Note
PCFA         -- Pollution Control Finance Authority
PCR          -- Pollution Control Revenue
PFA          -- Public Finance Authority
PLC          -- Private Placement
PSFG         -- Public School Fund Guaranty
RDA          -- Redevelopment Authority
RDFA         -- Redevelopment Finance Authority
REITS        -- Real Estate Investment Trusts
R&D          -- Research & Development
SFHR         -- Single Family Housing Revenue
SFMR         -- Single Family Mortgage Revenue
SLMA         -- Student Loan Marketing Association
STEERS       -- Structured Enhanced Return Trust
TBA          -- To Be Announced
TRAN         -- Tax Revenue Anticipation Notes
USD          -- Unified School District
V/R          -- Variable Rate
WEBS         -- World Equity Benchmark Shares
XLCA         -- XL Capital Assurance

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

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

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

[LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO   THIS REPORT AND THE FINANCIAL STATEMENTS
ADVANTAGE FUNDS(SM) is available     CONTAINED HEREIN ARE SUBMITTED FOR THE
free upon request. To obtain         GENERAL INFORMATION OF THE SHAREHOLDERS OF
literature, please write, e-mail,    WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT
visit the Funds' Web site,           IS USED FOR PROMOTIONAL PURPOSES,
or call:                             DISTRIBUTION OF THE REPORT MUST BE
                                     ACCOMPANIED OR PRECEDED BY A CURRENT
WELLS FARGO ADVANTAGE FUNDS          PROSPECTUS. FOR A PROSPECTUS CONTAINING
P.O. Box 8266                        MORE COMPLETE INFORMATION, INCLUDING
Boston, MA 02266-8266                CHARGES AND EXPENSES, CALL 1-800-222-8222
                                     OR VISIT THE FUNDS' WEB SITE AT
E-mail: wfaf@wellsfargo.com          WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE
Web site:                            CONSIDER THE INVESTMENT OBJECTIVES, RISKS,
www.wellsfargo.com/advantagefunds    CHARGES, AND EXPENSES OF THE INVESTMENT
Individual Investors:                CAREFULLY BEFORE INVESTING. THIS AND OTHER
1-800-222-8222                       INFORMATION ABOUT WELLS FARGO ADVANTAGE
Retail Investment Professionals:     FUNDS CAN BE FOUND IN THE CURRENT
1-888-877-9275                       PROSPECTUS. READ THE PROSPECTUS CAREFULLY
Institutional Investment             BEFORE YOU INVEST OR SEND MONEY.
Professionals: 1-866-765-0778

                                     Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo       www.wellsfargo.com/advantagefunds       RT58330 09-06
Funds Management,                                              ALGNL/AR121 07-06
LLC. All rights reserved.

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, July 31, 2006, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================

(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2005 and July 31, 2006 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended July 31, 2005 and July 31, 2006, the Audit Fees were $1,470,200 and $1,930,100, respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended July 31, 2005 and July 31, 2006 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2005 and July 31, 2006 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended July 31, 2005 and July 31, 2006, the Tax Fees were $84,325 and $130,340 respectively for excise tax review services.

      For the fiscal years ended July 31, 2005 and July 31, 2006, the Tax Fees were $216,760 and $184,500 respectively for tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended July 31, 2005 and July 31, 2006.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f)
Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended July 31, 2005 and July 31, 2006, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended July 31, 2005 and July 31, 2006, the Registrant incurred non-audit fees in the amount of $134,500 and $170,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended July 31, 2005 and July 31, 2006, the Registrant's investment adviser incurred non-audit fees in the amount of $148,500 and $0, respectively. The non-audit fees for the year ended July 31, 2005 consisted of procedure review for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, were consistent with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6.  SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=========================================================================
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=========================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS
============================================================
Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Wells Fargo Funds Trust

                                          By:   /s/ Karla M. Rabusch
                                                 Karla M. Rabusch
                                                 President

Date: September 21, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

                                               By:

                                                      /s/ Karla M. Rabusch
                                                      Karla M. Rabusch
                                                      President

Date: September 21, 2006

                                               By:
                                                      /s/ A. Erdem Cimen
                                                      A. Erdem Cimen
                                                      Treasurer

Date: September 21, 2006

                                  CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of the Wells Fargo Advantage Endeavor Large Cap Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Equity Index Fund, Wells Fargo Advantage Large Company Core Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage Value Fund, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Dividend Income Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Growth and Income Fund, and Wells Fargo Advantage Large Cap Growth Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30(a)-3(d) under the Investment Company of Act of 1940) for the registrant and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures, to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

      d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: September 21, 2006


/s/ Karla M. Rabusch
Karla M. Rabusch
President
Wells Fargo Funds Trust

                                                                Exhibit 99.CERT

                                  CERTIFICATION

I, A. Erdem Cimen, certify that:

1. I have reviewed this report on Form N-CSR of the Wells Fargo Advantage Endeavor Large Cap Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Equity Index Fund, Wells Fargo Advantage Large Company Core Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage Value Fund, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Dividend Income Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Growth and Income Fund, and Wells Fargo Advantage Large Cap Growth Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30(a)-3(d) under the Investment Company Act of 1940) for the registrant and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures, to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

      e) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: September 21, 2006


/s/ A. Erdem Cimen
A. Erdem Cimen
Treasurer
Wells Fargo Funds Trust

                                                                 Exhibit 99.CERT

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended July 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: September 21, 2006


                                    /s/ Karla M. Rabusch
                                    Karla M. Rabusch
                                    President
                                    Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended July 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: September 21, 2006


                                   /s/ A. Erdem Cimen
                                   A. Erdem Cimen
                                   Treasurer
                                   Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.